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WM
GROUPofFUNDS

the difference is experience

Annual Report
for the year ended October 31, 2000

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EQUITY FUNDS
equity income fund
growth & income fund
growth fund of the northwest
growth fund
mid cap stock fund
small cap stock fund
international growth fund
FIXED-INCOME FUNDS
short term income fund
u.s. government securities fund
income fund
high yield fund
MUNICIPAL FUNDS
tax-exempt bond fund
california municipal fund
california insured
  intermediate municipal fund
florida insured municipal fund

CONTENTS
message from the president.......................  1
is the market becoming more volatile?............  2
individual fund reviews..........................  5
statements of assets and liabilities............. 36
statements of operations......................... 40
statements of changes in net assets.............. 42
statements of changes in net
  assets -- capital stock activity............... 46
financial highlights............................. 52
portfolio of investments......................... 68
notes to financial statements....................110
special meeting of shareholders
 (unaudited).....................................119
independent auditors' report.....................120
tax information (unaudited)......................121

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[Photo of William G. Papesh]

DEAR SHAREHOLDER,

Looking at the performance of U.S. equity markets over the past year, volatility certainly has been the underlying theme. We have witnessed daily fluctuations of the Dow Jones Industrial Average (DJIA) that seem larger than many of us can ever remember. In fact, these fluctuations have been greater this year than in any year during the 1990s.(1) The important thing to keep in mind, however, is that volatility is a natural part of investing. If you build a well-diversified investment portfolio while maintaining a long-term perspective, you can potentially lower your risk and be less concerned with market volatility over the short term.

Diversification is the key to controlling market volatility. The old adage "don't put all your eggs in one basket," certainly rings true when it comes to investing. It also represents the basis of mutual fund investing. Mutual funds are able to hold a large number of securities, allowing them to achieve a level of diversification that would otherwise be difficult for individual investors to attain on their own. At the WM Group of Funds, we take the concept of diversification a step further. We have built a fund family that is predicated on the investment tenets of diversification and risk management. Whether you've invested in one or more of our 18 individual mutual funds or our five actively managed Strategic Asset Management Portfolios, your long-term assets are being managed with a focus on some degree of diversification and/or asset allocation.

The WM Group of Funds utilizes multiple levels of diversification. We offer a comprehensive family of funds that is representative of the major asset classes or investment categories. We also give you access to different investment styles, such as growth or momentum investing and value investing. Over the past year, we have rounded out our equity fund offerings by introducing the WM Mid Cap Stock Fund and repositioning the WM Equity Income Fund into larger-cap, traditional dividend-producing value holdings. Our newest fund, the WM Mid Cap Stock Fund represents an important segment of the investment arena, mid-sized companies, and underscores another level of diversification -- company size. In addition, our fixed-income funds provide investment choices segmented by type of issuer, maturity, and yield potential.

Another unique feature of the WM Group of Funds family is the structure of its portfolio management team. All mutual funds have an investment advisor that oversees the day-to-day investment management of the Funds. Our investment advisor, WM Advisors, Inc., has created an environment that allows additional managers and management companies to leverage their strengths in one fund family, giving you access to multiple managers and management styles.

In addition to the investment advisor, a very important aspect of mutual fund investing is the Board of Trustees. As mandated by the Investment Company Act of 1940, all mutual funds are required to have a board structure that looks out for the best interest of you, the shareholder. They are responsible for protecting the interests of fund investors as well as overseeing general fund operations. It is important to note that 11 of the 14 Board members are not directly affiliated with WM Advisors, which offers objective leadership to the process. In the coming pages of this report, we highlight the members of the WM Board of Trustees and provide some insight into how they assist in the overall management of your investment assets. I also wanted to express my personal appreciation to the WM Trustees, who have helped shape and grow the fund family, ever mindful of the interests of all shareholders.

Thank you for your continued support and trust in the WM Group of Funds. For more than 60 years, and through various economic and market cycles, we have been dedicated to helping you build your investment wealth. Please take the time to review the following pages that highlight the important facets of the performance of your investments and the financial markets during the past year, as well as recognizing the value and importance of your WM Group of Funds' Board of Trustees. I again want to take the opportunity to stress the benefit of having regular meetings with your Financial Advisor to ensure that you are positioned to meet your long-term investment objectives.

Sincerely,

/s/ William G. Papesh

William G. Papesh
President

(1) As measured by the standard deviation of the closing prices of the DJIA.

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diversification

"Diversification is
the key to investing
in volatile markets"

IS THE MARKET BECOMING
MORE VOLATILE AND WHAT
CAN BE DONE ABOUT IT?

VOLATILE MARKETS

The daily price fluctuations of the Dow Jones Industrial Average (DJIA) have increased significantly thus far in 2000. As you can see from the chart below, the volatility has increased substantially compared to the 1990s. Even more dramatic, the daily volatility of the technology-heavy Nasdaq Index was more than double that of the already high levels of the DJIA during the same period. Rapid and dramatic price changes have become almost a daily event. Higher short-term interest rates, unrealistic equity valuations, and rising oil prices all contributed to this volatile environment. This volatility can be disconcerting for investors, especially for those who have not diversified their portfolios.

Diversification is the key to investing in volatile markets; a portfolio that is diversified in multiple asset classes is less subject to risk and volatility as compared to an investment in one particular asset class. Diversification can be a powerful tool in helping investors manage risk and meet their long-term investment goals.

                            DAILY MARKET VOLATILITY*

                        1990s                    0.89%
                        2000                     1.32%

* Source: Dow Jones Industrial Average. Volatility is measured by the standard deviation. Results for 2000 are through October 31.

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DIVERSIFIED PORTFOLIOS

Diversification is the process of combining different types of asset classes or investment categories in one portfolio. For instance, a portfolio that is invested in stocks, bonds, and cash will be less subject to market fluctuations than one that is invested only in stocks. While this is a simplified look at diversification, in practice, we can actually take this a step further. For instance, it is also possible to reduce risk by adding what is normally considered a "risky" asset into a portfolio. Historically speaking, by adding a portion of international stocks into a domestic equity portfolio, risk can actually be reduced. This process is called asset allocation -- in other words the decision of where and to what degree you diversify your assets. The example to the right demonstrates how diversified portfolios have the potential not only to reduce risk, but also to generate additional returns.

PERFORMANCE DISPARITY

In addition to being more volatile than any year in the 1990s, the past 12 months have produced significantly varied results from different types of investment categories. From the strong performance exhibited by mid-sized companies to the negative returns of stocks from emerging market countries, investment results from the past year reinforce the need for a diversified portfolio. Diversification enables an investor to participate in market upswings -- mid-cap stocks for example -- while minimizing risk should one portion of the market stumble, such as the technology sector in 2000.

                             INVESTMENT PERFORMANCE
                 FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 2000

                         Mid-Cap Stocks           31.6%
                         Small-Cap Stocks         17.4%
                         Gov't. Bonds              8.0%
                         Large-Cap Stocks          6.1%
                         Corporate Bonds           5.5%
                         Inflation                 3.6%
                         High Yield Bonds         -1.6%
                         Foreign Stocks           -2.7%
                         Emerging Markets        -10.1%

Source: Ibbotson Associates. The following indices were used: Mid-cap Stocks (S&P 400 Midcap Index), Small-cap Stocks (Russell 2000), Gov't. Bonds (Lehman Brothers Government Bond Index), Large-cap Stocks (S&P 500), Corporate Bonds (LB Credit Bond Index), Inflation (CPI), High Yield Bonds (LB High Yield Bond Index), Foreign Stocks (MSCI EAFE Index), Emerging Market Stocks (S&P/IFCI Emerging Composite). Individuals cannot invest directly in an index. International investments can carry greater risks including currency, liquidity, and political risks.

          DIVERSIFIED PORTFOLIOS CAN ENHANCE RETURNS AND REDUCE RISK
                            DIVERSIFIED PORTFOLIO

                     AVERAGE ANNUAL RETURN:        13.3%
                     RISK:                         9.8%

                         Bonds               35%
                         Large-Cap Stocks    20%
                         Cash                10%
                         Small-Cap Stocks    15%
                         Foreign Stocks      20%

                              50% STOCKS/50% BONDS

                     AVERAGE ANNUAL RETURN:        12.7%
                     RISK:                         10.0%

                         Large-Cap Stocks    50%
                         Bonds               50%

Source: Ibbotson Associates. Represents 25 year period ended 10-31-00. Diversified Portfolio is allocated as follows: Bonds 35% (Lehman Brothers Gov't./Credit), Stocks 20% (S&P 500), Cash 10% (30-day T-Bill), Small-Cap Stocks 15% (Ibbotson Small Cap Index), Foreign Stocks 20% (MSCI Europe). 50/50
Portfolio: 50% S&P 500, 50% LB Gov't./Credit. Risk is measured by standard deviation.

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MEET WITH YOUR FINANCIAL ADVISOR

At the WM Group of Funds, we continually stress the importance of meeting with your Financial Advisor to discuss your long-term goals and objectives. This is especially important when it comes to diversification and asset allocation. It is important to discuss you and your family's changing needs as you invest both now and for retirement. As your goals change, so should your investment strategy. Your Financial Advisor can help you devise a strategy that allows your investment portfolio to stay in line with your short-term and long-term needs.

YOUR BOARD OF TRUSTEES

The Investment Company Act of 1940 mandated a board structure for mutual funds that is unique compared to other types of companies. Shareholders of a mutual fund have a team of professionals working for them whose goal is to protect their interests. The WM Group of Funds' Board of Trustees has been chosen by shareholders to do just that. They meet quarterly to enact policies for investment advisory functionality, discuss fund-specific policies, and oversee fund management to ensure that performance remains in line with investment objectives.

The WM Group of Funds' Board of Trustees has been selected for their knowledge in both the business and investment worlds. With experience in a wide array of fields and backgrounds, they are well prepared to look out for your best interests. Some of the professions of the WM Group of Funds' board members include a lawyer, a doctor, an accountant, a university professor and an investment banker. Other professions range from an investment manager and a public relations executive to leaders of a charitable foundation and a consulting firm. Additionally, four of our board members are former or current presidents of their respective organizations, specifically a major telecommunications company, a venture capital company, an industrial firm and a university. The President of WM Advisors is also a member of the Board. The Board plays an extremely important role at the WM Group of Funds and has been chosen to leverage their wide scope of expertise to serve the best interests of all WM Group of Funds shareholders.


                          [PHOTO OMITTED]


WM Group of Funds' Board of Trustees
Back Row (left to right): Wayne L. Attwood, M.D.; Carrol R. McGinnis; Richard C. Yancey; Jay Rockey; Michael K. Murphy; William G. Papesh; Arthur H. Bernstein, Esq.

Front Row (seated left to right): David E. Anderson; Morton O. Schapiro; Kristianne Blake; Daniel L. Pavelich; Alfred E. Osborne, Jr., Ph.D.; Anne V. Farrell; Edmond R. Davis, Esq.

Special thanks to John English (not pictured) for more than six years of dedicated service as a Board member.

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INDIVIDUAL FUND REVIEWS

TO OUR SHAREHOLDERS

We are pleased to provide you with an overview of the following funds in the WM Group of Funds family for the 12-month period ended October 31, 2000.

To help you better understand the professional investment management available to you as a shareholder of the WM Group of Funds, we have also included biographies of the investment professionals managing the funds.

WM Advisors, Inc. is the investment advisor to the WM Group of Funds, and has general oversight responsibility for the advisory services provided to the Funds. These services include formulating the Funds' investment policies, analyzing economic trends that affect the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. WM Advisors, Inc. supervises the Portfolio Managers in their day-to-day management of the Funds in the WM Group of Funds to ensure that the policies are met and guidelines are followed, and to determine appropriate investment performance measures.

UNDERSTANDING THE ENCLOSED CHARTS AND PERFORMANCE FIGURES

In order to help you understand the Funds' investment performance, we have included the following discussions along with charts that compare the Funds' performance with certain market indices. On the following pages, we provide descriptions of these indices adjacent to the corresponding chart.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any charges for investment management or other expenses. Total return is used to measure a Fund's performance and reflects both changes in the price of the Fund's shares as well as any income dividend and/or capital gain distributions made by the Fund during the period. Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Yield indicates the investment income per share as a percentage of the offering price, whereas total return includes both net investment income and changes in the value of the shares as a percentage of the initial investment. The 30-day SEC yield is the yield calculated pursuant to a standard formula required by the SEC for performance advertisement purposes, and does not imply any endorsement or recommendation by the SEC.

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EQUITY INCOME
 fund (formerly the Bond & Stock Fund)

PORTFOLIO MANAGER:
EQUITY TEAM
WM ADVISORS, INC.

The WM Advisors' large-cap equity team manages the Equity Income Fund. Included on this team are Senior Portfolio Managers Randall Yoakum and Steve Spencer. Mr. Yoakum has 17 years experience in investment and financial analysis including over nine years with WM Advisors, Inc. He holds a BBA in Economics/Finance from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum serves as chairman of WM Advisors' Investment Committee and leads the Fund's equity team. Mr. Spencer is also a Chartered Financial Analyst and joined WM Advisors in 1999. He holds both a BS and an MBA in Finance/Capital Markets from Brigham Young University as well as having 16 years experience in investment and financial analysis.

PERFORMANCE REVIEW(3)

For the 12-month period ended October 31, 2000, the WM EQUITY INCOME FUND (Class A shares) returned 13.73% (not adjusted for sales charge), which significantly outpaced the 6.09% return of the S&P 500 Index. Long-term results also have been very favorable, as the Fund has averaged 12.90% per year for the past ten years (not adjusted for sales charge). In August 2000, the Fund was repositioned to an equity income objective that stresses dividend-producing, value stocks.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)


                             [PLOT POINTS TO COME]


(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The S&P 500 Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

     The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the difference in sales loads and fees paid by Class B shareholders.

(3) As of 08/01/00, the WM Bond & Stock Fund became the WM Equity Income Fund. The Fund's objectives have changed and this information should be considered when reviewing past performance. Please review the prospectus for detailed information.

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AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

CLASS A SHARES                          1 YEAR     5 YEAR         10 YEAR

    Fund (not adjusted for
      sales charge)                     13.73%     12.16%          12.90%
    Fund (adjusted for the maximum
      5.5% sales charge)                 7.47%     10.90%          12.27%
    Standard & Poor's 500
      Composite Index(1)                 6.09%     21.68%          19.43%(1)

CLASS B SHARES                           1 YEAR    5 YEAR       SINCE INCEPTION
                                                                (MARCH 30, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)            12.84%     11.25%          12.02%
    Fund (adjusted for the maximum
      contingent deferred sales charge)  7.84%     11.12%          12.02%
    Standard & Poor's 500 Composite
      Index(1)                           6.09%     21.68%          21.64%(1)


The first half of the period was a continuation of strong performance by growth stocks, which was led by the technology sector. During the early part of the period, the Fund underperformed the overall market. However, performance rotated into more traditional value holdings in March and April, and the Fund responded with strong performance to close out the period. As the higher growth sectors toppled, money poured into defensive value positions. Contributing to this reversal were substantial signs pointing to an economic slowdown late in 2000 and into 2001. Slower economic growth caused many investors to question the valuations of growth stocks, which contributed to the sell-off.

PORTFOLIO composition(4)

            OTHER                                3%
            COMPUTER                             3%
            CASH EQUIVALENTS                     4%
            AEROSPACE/DEFENSE                    4%
            HEALTH CARE                          5%
            BASIC INDUSTRY                       5%
            CONVERTIBLES                         6%
            TELECOMMUNICATIONS                   6%
            OIL/GAS                              7%
            GAS/ELECTRIC UTILITIES               7%
            REITS                                8%
            FIXED-INCOME                        10%
            CONSUMER                            13%
            FINANCE                             19%

The Fund was overweighted in financial and utility stocks, and these sectors were two of the best performers during the latter stages of the reporting period. We increased holdings in the financial sector, con-tributing to the strong per-formance for the period. The Fund benefited from holdings such as Allstate, Citigroup, and the Federal National Mortgage Association, which all closed the period on a strong note. In the utility sector, we focused on electric utilities, adding positions in Duke Energy and Southern Company. Both companies have benefited from deregu-lation and the ability to branch out into utility-related aspects of their businesses such as transmission and distribution. We also increased positions in the energy and consumer cyclical sectors.

While the Fund performed very well late in the period, partially due to its underweighting in technology holdings, a few positions have stumbled in recent months. Companies like Autodesk and Computer Associates experienced sell-offs along with the entire technology sector. Also, our positions in the telecommunications sector have struggled lately. Both AT&T and Sprint have been negatively affected by heightened competition from smaller local companies. We still maintain positions in these companies because we believe they have strong franchise values and are attractively priced. We also had some earnings disappointments from two of our retailing stocks - JC Penney's and Albertson's. We took advantage of the price weakness and added to these positions, believing that they could rebound as the market refocuses on their long-term competitive positioning and attractive valuation levels.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund's investment objective changed during the period to take advantage of large-cap, dividend-producing value stocks, which signifi-cantly outperformed the market during the second half of the period. In doing so, we repositioned assets into four major classes--common stocks, convertibles, Real Estate Investment Trusts (REITs), and bonds. We maintain a strict dividend bias in our stock selection, looking for deep value with a dividend bias. This means we look for companies that are very attractively priced, or "on sale," and pay a strong dividend while possessing the potential to increase their dividend. It is a conservative approach to equity investing, yet it has been one of the strongest performing disci-plines in recent months. This style will normally limit the exposure to health care and technology stocks, as these tend to be a bit more expensive relative to their earnings. However, we are able to tap into the long-term growth potential of these sectors by scouring the market for convertibles that have been deeply discounted and which have the potential to provide growth as well as a significant income stream. The position in REITs (currently 8%) was increased during the period and has contributed to the Fund's strong performance. We reduced our position in fixed-income holdings to about 10% of the Fund, and although equity levels increased, we maintained a similar risk structure by investing in lower-risk stocks.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We will continue to focus on defensive positions, which tend to be good performers in volatile markets. With the economy showing significant signs of a slowdown, tradi-tional value sectors could continue to lead the market. The combination of six interest-rate increases by the Federal Reserve, rising energy prices, and signs of a deceleration in technology spending all point to a slowdown as we move into 2001. We believe the Fund should be positioned for strong relative performance. The dividend bias of the Fund, coupled with a small position in fixed-income holdings, should provide a conservative solution in an environment of stable to lower interest rates. Because of the yield potential of the Fund, it also provides inflation protection not usually available from equity investments.



(4) Allocation percentages are based on total investment value of the portfolio as of 10/31/00. Differences from financial statements are a result of a consolidation of industries or sectors.

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GROWTH & INCOME fund

PORTFOLIO MANAGERS:
RANDALL L. YOAKUM AND STEVE SPENCER
WM ADVISORS, INC.

An equity team led by Senior Portfolio Managers Randall Yoakum and Steve Spencer manages the Growth & Income Fund. Mr. Yoakum has 17 years experience in investment and financial analysis including over nine years with WM Advisors, Inc. He holds a BBA in Economics/Finance from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum serves as chairman of WM Advisors' Investment Committee and leads the Fund's equity team. Mr. Spencer is also a Chartered Financial Analyst and joined WM Advisors in 1999. He holds both a BS and an MBA in Finance/Capital Markets from Brigham Young University. Mr. Spencer is a Senior Portfolio Manager at WM Advisors and has 16 years experience in investment and financial analysis.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2000, the WM GROWTH & INCOME FUND (Class A shares) returned 13.95% (not adjusted for sales charge), which significantly outpaced the 6.09% return of the S&P 500 Index. Many of the value stocks held by the Fund led the market during the second half of the period. Long-term results also have been very favorable, as the Fund has posted an average annual return of 17.96% for the past ten years (not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?


VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

                             [PLOT POINTS TO COME]

(1) The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The S&P 500 Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

     The Fund's performance would have been lower had the Distributor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

CLASS A SHARES                          1 YEAR     5 YEAR         10 YEAR

    Fund (not adjusted for
      sales charge)                     13.95%     19.66%          17.96%
    Fund (adjusted for the maximum
      5.5% sales charge)                 7.70%     18.32%          17.30%
    Standard & Poor's 500
      Composite Index(1)                 6.09%     21.68%          19.43%(1)

CLASS B SHARES                           1 YEAR    5 YEAR       SINCE INCEPTION
                                                                (MARCH 30, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)            13.01%     18.70%          18.14%
    Fund (adjusted for the maximum
      contingent deferred sales charge)  8.01%     18.60%          18.14%
    Standard & Poor's 500 Composite
      Index(1)                           6.09%     21.68%          21.64%(1)


One of the most significant factors affecting the Fund during the past year was the broad-based secular shift in performance. The technology sector dominated both head-lines and performance for the first half of the period, rising to unprecedented levels and historic valuations. However, when inflationary concerns and overheating economic growth caused the Federal Reserve to raise short-term interest rates several times, investors became much more concerned with these escalating valuations (prices relative to earnings) and the technology sector toppled. Some of the more traditional value sectors and holdings responded with very strong performance, which benefited the Fund. Positions in both health care and financial stocks appreciated, leading the market from March until the close of the period.

PORTFOLIO composition(3)

            CASH EQUIVALENTS             1%
            CAPITAL GOODS                3%
            TELECOMMUNICATIONS           5%
            MEDIA                        6%
            AEROSPACE/DEFENSE            6%
            OIL & GAS                    7%
            OTHER                        8%
            HEALTH CARE                 12%
            COMPUTER                    16%
            CONSUMER                    16%
            FINANCE                     20%


Overall, the Fund benefited from its underweighting in the technology sector. In the financial sector, insurance providers such as Allstate contributed to Fund per-formance. While its stock had previously been depressed, Allstate began to realize gains from higher premiums as well as from a significant drop-off in catastrophic losses. Investments in companies such as Mellon Financial also provided strong results, as the company moved toward the high-margin service end of the business. Within the health care industry, many of our positions in pharmaceutical companies also appreciated. The stock of Cardinal Health, a pharmaceutical distributor, more than doubled during the period, benefiting from growth in prescriptions driven by demographic shifts toward an aging population. We also found value in American Home Products and Pfizer and were rewarded after both stocks appreciated significantly.

The Fund saw some negative performance in the telecommunications area, as large companies such as AT&T, Sprint, and WorldCom experienced problems during the period. Sprint and WorldCom's proposed merger was disallowed, while AT&T suffered from heightened competition from smaller niche players in the cable, long distance, wireless, and local phone service areas. We still maintain holdings of these stocks in the portfolio because we feel that they may be attractively priced for a turnaround.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

After technology stocks were beaten down during the second half of the period, we began looking for opportunities to add to and establish positions in some larger companies that still are leaders in their business segments. We were able to find attractive values in some very good businesses including Lucent Technologies, Computer Associates, and Motorola. Some of our largest holdings, such as Boeing and Tyco, performed very well during the period.

We also realized some value in the utility and energy sectors. One of the Fund's best performing stocks was Enron, which is redefining the utility industry by establishing new ways to market and distribute given the increased deregulation within the sector. The energy sector positively contributed to performance late in the period. The Fund benefited from its position in Tosco, a domestic oil refiner, whose stock appreciated as a result of the huge shortage of capacity in the U.S. market. During the period, we also established a position in Exxon/Mobil following the merger of the two companies.

We scour the financial markets looking for industry leaders that are attractively valued or "on sale". This focus drives a buy-and-hold investment strategy that creates very low portfolio turnover. Our value bias helped generate strong performance during the period as the Fund significantly outperformed the S&P 500 --large-cap value stocks outperformed large-cap growth stocks by nearly 15% during the past six months (as measured by S&P 500 BARRA Value and Growth segments of the Index).

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

It seems likely that a slow-down in the economy will continue as we move into 2001. This scenario should be positive for value-oriented equity positions. In managing the Fund, we look to over-weight certain sectors, such as finance and health care, to take advantage of long-term trends, while focusing on the best companies within each sector. Our stock selection focuses on firms that often have lost stock value and seem poised for a turnaround. We continue to feel that a low inflationary environment will keep interest rates generally low and pave the way for strong long-term performance of equity investments, regardless of any possible short-term volatility.

(3) Allocation percentages are based on total investment value of the portfolio as of 10/31/00. Differences from financial statements are a result of a consolidation of industries or sectors.

GROWTH FUND of
  the NORTHWEST
     (formerly the Northwest Fund)

PORTFOLIO MANAGER:
DAVID SIMPSON
WM ADVISORS, INC.

An equity team led by David Simpson, Senior Portfolio Manager of WM Advisors, Inc., has managed the Growth Fund of the Northwest since March 1993. Mr. Simpson is a Chartered Financial Analyst, holds an MBA, and has over 14 years of continuous investment experience.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2000, the GROWTH FUND OF THE NORTHWEST (Class A shares) returned 28.73% (not adjusted for sales charge), which significantly outpaced the 6.09% return of the S&P 500 and 17.41% return of the small-cap Russell 2000 Index. Long-term results also have been very favorable, as the Fund has averaged 26.11% per year for the past five years (not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?


VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

                             [PLOT POINTS TO COME]

(1) The Standard & Poor's Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI).The S&P 500 Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

     The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

CLASS A SHARES                          1 YEAR     5 YEAR         10 YEAR

    Fund (not adjusted for
      sales charge)                     28.73%     26.11%          21.61%
    Fund (adjusted for the maximum
      5.5% sales charge)                21.66%     24.69%          20.93%
    Standard & Poor's 500
      Composite Index(1)                 6.09%     21.68%          19.43%(1)

CLASS B SHARES                           1 YEAR    5 YEAR       SINCE INCEPTION
                                                                (MARCH 30, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)            27.67%     25.02%          21.80%
    Fund (adjusted for the maximum
      contingent deferred sales charge) 22.67%     24.94%          21.80%
    Standard & Poor's 500 Composite
      Index(1)                           6.09%     21.68%          21.64%(1)


Rising global interest rates and a significant increase in oil prices negatively affected equity markets during the past 12 months. Global cur-rencies also played a part in constricting earnings of some domestic corporations. As the dollar strengthened relative to many major currencies, U.S. goods became more expensive to foreign consumers and large domestic corporations reported weaker earnings in dollar terms. In addition, central banks around the globe were forced to protect their own currencies by increasing interest rates, thereby putting a squeeze on growth rates. This created a volatile environment for equities of both domestic and foreign corporations.

Volatility in the technology sector intensified during the past 12 months, as investors digested concerns over the sustainability of earnings growth rates. The Fund was able to post strong relative results despite this volatility, partially due to a reduction of technology exposure in January and February prior to the declines that occurred in March and April. We reduced the concentration in technology stocks, as some valuations had escalated beyond what we felt were reasonable levels. Although we trimmed some of these positions, technology remained the Fund's largest sector weighting, and we continue to favor select seg-ments and companies within the sector. Some of the technology positions in the portfolio did perform well during the period. InFocus Corporation, the leading provider of data and video projectors, merged with its number two competitor and continued to perform very well. However, some of the Fund's positions were not immune to the broad tech-nology sell-off during the period. Credence Systems, a producer of semiconductor testing equipment, was affected by what the market perceived as a retraction in the entire semiconductor industry. We continue to like the prospects for this company, as it maintains a strong balance sheet, good market share, and healthy fundamentals.

Early in the period, investors strongly favored large-cap companies. However, as many of these stocks struggled throughout the summer, we increased positions in the small-cap sector. These companies were priced more attractively and responded with strong relative per-formance during the period. At the end of October, small-cap stocks accounted for about 50% of the Fund's portfolio. Although we look for market leaders in our stock selection, we also pay careful attention to valuations (price relative to earnings). For example, we reduced our position in Microsoft early in the year, enabling us to lock in some significant gains. We were then able to add to that position when its stock price dropped and the valuation became very attractive.

WERE THERE ANY SHIFTS IN THE PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We increased positions in biotechnology stocks and added to cyclical positions, which could benefit from lower interest rates moving into 2001. The Fund's positions in biotechnology were some of the strongest performers during the latter stages of the period. For example, Corixa, a phar-maceutical firm with a broad pipeline of promising products, was involved in an acquisition during the period and rallied considerably early in 2000 and also toward the close of the fiscal year. Louisiana Pacific is an example of a cyclical firm that could greatly benefit from lower interest rates in the coming year. It produces oriented strand board, a plywood substitute, for the housing market and has been hurt by a slowdown in new home construction. This company would benefit from any future interest rate cuts by the Fed.

The Fund also benefited from its position in aerospace companies. Companies such as Precision Castparts and Boeing performed very well during the period. Boeing's stock was supported by an increase in order rates as well as a streamlined management structure.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

While our long-term outlook for the technology sector remains positive, it seems likely that valuations will play a more significant role than in prior years. We will continue to look for dynamic market leaders that are attractively priced. The biotechnology sector remains attractive as strong innovation, coupled with increasing demand from the Baby Boomer population, is driving the sector forward.

It seems likely that the Federal Reserve will be on hold until more data on the economic slowdown surfaces. Although inflation has picked up some, it does not present a problem at current levels. Although market performance may remain more volatile than in prior years, strong economic fundamentals support the potential for long-term equity growth.


PORTFOLIO composition(3)

            TRANSPORTATION               3%
            OTHER                        4%
            CAPITAL GOODS                4%
            AEROSPACE/DEFENSE            5%
            SEMICONDUCTORS               6%
            BASIC INDUSTRY               6%
            ELECTRONICS                  8%
            CASH EQUIVALENTS             8%
            HEALTH CARE                 12%
            FINANCE                     13%
            COMPUTER                    16%
            CONSUMER                    16%

(3) Allocation percentages are based on total investment value of the portfolio as of 10/31/00. Differences from financial statements are a result of a consolidation of industries or sectors.

GROWTH fund

PORTFOLIO MANAGER:
WARREN LAMMERT
JANUS CAPITAL CORPORATION

Mr. Lammert is a graduate of Yale University and the London School of Economics. He first joined Janus in January 1987 and has been portfolio manager of the Growth Fund since its inception. He is a Chartered Financial Analyst.

PERFORMANCE REVIEW
For the 12-month period ended October 31, 2000, the WM GROWTH FUND (Class A shares) returned 24.21% (not adjusted for sales charge), which significantly outpaced the 6.09% return of the S&P 500. Longer-term results also have been very favorable, as the Fund has posted an average annual return of 41.16% (38.51% adjusted for the maximum sales charge) for the past three years. The Fund's performance was mixed during the period, as significant volatility in the technology sector produced negative results for much of 2000.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

                             [PLOT POINTS TO COME]

(1) Index total returns were calculated from 4/30/93 to 10/31/00. The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 companies. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The S&P 500 Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

     The Fund's performance would have been lower had the Advisor and Distributor not waived a portion of their fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

CLASS A SHARES                          1 YEAR     5 YEAR         10 YEAR

    Fund (not adjusted for
      sales charge)                     24.21%     30.93%          26.33%
    Fund (adjusted for the maximum
      5.5% sales charge)                17.37%     29.45%          25.40%
    Standard & Poor's 500
      Composite Index(1)                 6.09%     21.68%          19.43%(1)

CLASS B SHARES                           1 YEAR    5 YEAR       SINCE INCEPTION
                                                                 (JULY 1, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)            23.28%     29.96%          29.81%
    Fund (adjusted for the maximum
      contingent deferred sales charge) 18.28%     29.89%          29.81%
    Standard & Poor's 500 Composite
      Index(1)                           6.09%     21.68%          22.50%(1)


At the beginning of the reporting period, we saw a continuation of many of the same trends that made 1999 so successful. By late spring, however, that environment had changed. Sentiment quickly turned against many of the companies that had led the technology sector higher for so long. This followed a series of short-term interest rate hikes by the Federal Reserve, which made investors rethink their assumptions about the market's most richly-priced companies. Stocks dropped sharply as a result, leaving most major market indices with only modest gains by the end of the period.

The stocks that most closely tracked the market's split performance were our wireless positions. Companies like cellular handset leader Nokia traded substantially higher during the opening months of the period due to expanded subscriber roles and enthu-siasm surrounding wireless data. By spring, however, the high costs paid by cellular operators for licenses to operate next-generation, or "3-G", networks in Europe gave rise to concerns that the industry's growth rate would slow. These fears were com-pounded later in the period by Nokia's own warning that third-quarter revenue would be softer than expected, causing Nokia and other cellular-related companies to decline sharply.

While this reduced the sizable gain our Nokia position had earned earlier in the year, the stock still finished higher during the period. Further-more, Nokia's troubles were soon proven to be a temporary reaction to the unfortunate timing of a product replace-ment cycle. This was because the company's most recently released earnings announce-ment showed substantial improvements in both revenue growth and profitability.

Our Internet positions also traded with mixed results. Similar to our wireless stocks, the holdings of a number of Web-related companies rose substantially during the first three months of 2000, only to be taken lower by a rapid turn in sentiment as the year progressed. While a number of our business-to-consumer stocks worked against us and were ultimately trimmed or sold completely from the Fund's portfolio, the Internet sector as a whole was once again a source of strength. Companies such as Cisco Systems and EMC Corpor-ation, both of which are leading the development of key pieces of the Internet's infrastructure, continued to post strong gains. Business-to-business ("B2B") e-commerce company i2 Technologies, which effectively responded to rapid changes in the B2B marketplace to become a clear leader in the industry, was one of the Fund's most notable performers.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

One area that received increased attention in the portfolio was the rapid emer-gence of deregulated markets for electricity and natural gas, a theme that was represented most prominently by our long-time investment in the diversified energy company Enron. This company's out-standing performance, coupled with the rapid deregulation of electricity and natural gas markets worldwide, caused us to investigate a number of other compelling oppor-tunities. This ultimately led to our adding companies such as Duke Energy and Southern Company to the portfolio.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We are optimistic about major themes such as wireless, cable and networking, where fundamentals remain robust. Regardless, we will continue to judge each holding on its own merits and are steadfast in our belief that a focus on fast-growing companies in dynamic industries is the best way to produce long-term results for our shareholders.

PORTFOLIO composition(3)

            HEALTH CARE              3%
            FINANCE                  3%
            OTHER                    5%
            OIL/GAS                  6%
            SEMICONDUCTORS           9%
            MEDIA                   11%
            CASH EQUIVALENTS        15%
            COMPUTER                20%
            TELECOMMUNICATIONS      28%

(3) Allocation percentages are based on total investment value of the portfolio as of 10/31/00. Differences from financial statements are a result of a consolidation of industries or sectors.

MID CAP STOCK
 fund

PORTFOLIO MANAGERS:
RANDALL YOAKUM AND STEVE SPENCER
WM ADVISORS, INC.

An equity team led by Senior Portfolio Manager Randall Yoakum and Steve Spencer manages the Mid Cap Stock Fund. Mr. Yoakum has 17 years experience in investment and financial analysis including over nine years with WM Advisors, Inc. He holds a BBA in Economics/Finance from Pacific Lutheran University, an MBA in Finance/Economics from Arizona State University, and is a Chartered Financial Analyst. Mr. Yoakum serves as chair of WM Advisors Investment Committee and leads the Fund's equity team. Mr. Spencer is also a Chartered Financial Analyst and joined WM Advisors in 1999. He holds both a BS and an MBA in Finance/Capital Markets from Brigham Young University. Mr. Spencer is a Senior Portfolio Manager at WM Advisors and has 16 years experience in investment and financial analysis.

PERFORMANCE REVIEW

Since its inception (March 1, 2000) through October 31, 2000, the WM MID CAP STOCK FUND (Class A shares) returned 25.80% (not adjusted for sales charge), which significantly outpaced the 13.54% return of the S&P 400 Midcap Index. The mid-cap value stocks held by the Fund led the market during the second half of the period.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

                             [PLOT POINTS TO COME]

(1) Index total returns were calculated from 2/28/00 to 10/31/00. The Standard & Poor's 400 Midcap Index represents an unmanaged weighted index of 400 Midcap Companies. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The Midcap Index assume reinvestment of all dividends/distributions, and do not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

     The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

In 1998 and 1999, the large-cap technology sector was the driving force behind equity market performance. This trend reversed in March 2000, and mid-cap value took over market prominence. When the series of short-term interest rates hikes enacted by the Federal Reserve began to take effect, investors became much more concerned with escalating valuations (prices relative to earnings) and the technology sector toppled. Some of the more traditional value sectors and holdings responded with very strong performance, which was beneficial to the Fund. Health care and financial stocks appreciated significantly, leading the market from the Fund's inception until the close of the period. In the financial sector, three of the Fund's holdings, PMI Group, TCF Financial, and Bank United, more than doubled during the period. In the health care sector, our positions in pharmaceutical companies appreciated significantly. The stock price of AmeriSource Health, a wholesale distributor of pharmaceuticals and health care products, nearly tripled during the period. The Fund also received strong performance from Foundation Health Systems and Alza Corporation, which is developing a new drug for attention deficit disorder.

Although the Fund was negatively affected by declines in the technology sector late in the period, we were under-weighted in this sector relative to the market. We were disap-pointed in the performance of Sykes Enterprises, an outsourcing provider of infor-mation technology support services, which reported lower than expected revenues. Also, Electronics for Imaging, which designs and markets imbedded routers for printers and copiers, missed its profit expectations due to a delay in the product offering of one of its largest clients. However, we took advantage of the stock price decline and added to this position. We were also able to increase our position in BMC Software at a very attractive valuation. The company experienced a delay in the release of one of its main-frame software solutions, and its stock price declined substantially.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We focused stock selection in the health care, finance, and consumer-related areas, all of which significantly outperformed the market and contributed to the Fund's strong performance during the period. The Fund also benefited from merger activity, as both Bank United and Beringer Wine Estates were involved in takeovers that significantly increased the value of our original invest-ments. The mid-cap area was very attractively priced in the spring and summer of 2000, and we were able to purchase equities with strong earnings growth rates relative to their valuations (price-to-earnings ratios). With the price increases of mid-cap stocks, some of this relative valuation gap closed. However, the valuation disparity still exists, and we feel that mid-cap value could continue to provide strong relative results in periods of general market volatility.

We scour the financial markets, looking for mid-cap industry leaders that are attractively priced, or "on sale". This focus creates a buy-and-hold strategy with very low portfolio turnover. Our value bias helped generate strong performance during the period, as the Fund significantly outperformed the S&P 400 Midcap Index. Mid-cap value stocks outperformed mid-cap growth stocks by more than 20% during the past eight months (as measured by S&P 400 Midcap BARRA Value and Growth segments of the Index).

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

It seems likely that an economic slowdown will continue into 2001. This scenario should be positive for value-oriented equities, and we believe the value theme could continue. In managing the Fund, we continue to focus on secular overweights to take advantage of long-term trends in areas such as finance and health care, where we continue to look for the best companies within the sectors. The health care area looks positive as demographic forces of an aging population are driving unit volume growth. Financial stocks are attractive based on a shift in product offering to higher margin and more profitable segments of the business.

Our stock selection focuses on companies that are attractively priced or have lost stock value and seem poised for a turnaround. We continue to feel that a weak inflationary environment will keep interest rates generally low and pave the way for strong long-term performance of equity investments, regardless of any possible short-term volatility.

--------------------------------------------------------------------------------

TOTAL RETURNS AS OF 10/31/99

CLASS A SHARES                                                   SINCE INCEPTION
                                                                 (MARCH 1, 2000)
    Fund (not adjusted for sales charge)                              25.80%
    Fund (adjusted for the maximum 5.5% sales charge)                 18.90%
    Standard & Poor's 400 Midcap Index1                               13.54%(1)

CLASS B SHARES                                                   SINCE INCEPTION
                                                                 (MARCH 1, 2000)
    Fund (not adjusted for contingent deferred sales charge)          25.10%
    Fund (adjusted for the maximum contingent deferred sales charge)  20.10%
    Standard & Poor's 400 Midcap Index1                               13.54%(1)


PORTFOLIO composition(3)

           AEROSPACE/DEFENSE           4%
           OIL/GAS                     5%
           OTHER                       6%
           CASH EQUIVALENTS            6%
           BASIC INDUSTRY              6%
           SEMICONDUCTORS              7%
           COMPUTER                   12%
           CONSUMER                   16%
           FINANCE                    18%
           HEALTH CARE                20%

3 Allocation percentages are based on total investment value of the portfolio as of 10/31/00. Differences from financial statements are a result of a consolidation of industries or sectors.

SMALL CAP STOCK
         fund (formerly the Emerging Growth Fund)

PORTFOLIO MANAGER:
LINDA WALK
WM ADVISORS, INC.

An equity team led by Ms. Linda Walk has been managing the Fund since March 1998. Ms. Walk, Senior Portfolio Manager of WM Advisors, Inc., graduated magna cum laude from the University of Washington and has over 14 years of investment experience. She is a Chartered Financial Analyst, a Certified Financial Planner, and has participated in the Wharton Executive Education program.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2000, the WM SMALL CAP STOCK FUND (Class A shares) returned 53.57% (not adjusted for sales charge), which significantly outpaced the 17.41% return of the small-cap Russell 2000 Index. Long-term results also have been very favorable, as the Fund has posted an average annual return of 20.55% for the past ten years (not adjusted for sales charge).

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

                             [PLOT POINTS TO COME]

(1) Index total returns were calculated from 10/31/90 to 10/31/00. The Russell 2000 Index represents the smallest 2000 companies followed by Russell and is used to measure the small-cap market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The Russell Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

     The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders. Average Annual Total Returns as of 10/31/00

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

CLASS A SHARES                          1 YEAR     5 YEAR         10 YEAR

    Fund (not adjusted for
      sales charge)                     53.57%     19.99%          20.55%
    Fund (adjusted for the maximum
      5.5% sales charge)                45.14%     18.64%          19.87%
    Russell 2000 Index(1)               17.41%     12.39%          17.14%(1)

CLASS B SHARES                           1 YEAR    5 YEAR       SINCE INCEPTION
                                                                 (JULY 1, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)            52.34%     19.03%          20.11%
    Fund (adjusted for the maximum
      contingent deferred sales charge) 47.34%     18.93%          20.11%
    Russell 2000 Index(1)               17.41%     12.39%          13.74%(1)

Although volatility plagued the small-cap technology arena late in the period, overall results for the reporting period were quite favorable. The "dot com" debacle was quite pronounced within small-cap stocks, but we feel the area will see some long-term success in select companies. Over the past year, investors have been willing to increase exposure to both small- and mid-cap stocks, and these segments both outperformed large-cap stocks. Because of stock selection, the Fund was able to perform well during periods of both strong and choppy stock market performance.

Our positions in health care, particularly biotechnology, performed very well during the period. For example, Corixa Corporation, which focuses on the development of T-cell vaccines for treating and preventing cancer and infectious diseases, saw its price nearly triple over the past 12 months. Another significant holding, Shire Pharmaceuticals Group, which concentrates on researching, developing, and marketing pharmaceuticals, had its price more than double during the period.

The Fund also benefited from its consumer-related holdings. For example, catalog retailer J. Jill Group was involved in a reorganization, and we were able to purchase the stock at a very attractive price. The company has a strong management team, and we saw value in their specialized niche of active, affluent women's apparel. The Fund was rewarded when the stock's price more than tripled during the past 12 months. We also benefited from our position in Beringer Wine Estates, which was acquired during the period at a significant premium to our purchase price.

The most volatile area of the Fund was the technology sector. At the close of 1999, performance in small-cap technology was outstanding, leading the market into the first quarter of 2000. This trend then shifted, and stocks of technology firms were battered throughout the summer and into the fall of 2000. Although many positions in the Fund gave back some prior gains, we were able to find strong companies that performed well during the period. NVIDIA Corporation, which produces a 3-D graphics chip that will be utilized by Microsoft in its new Xbox video game consoles, was one of the strongest performers for the Fund. The stock increased more than five-fold, and we were able to take some significant profits while maintaining a position in the company. Another strong performer was Click2Learn, which has capitalized on the knowledge-based economy to develop a platform for eLearning, training, and skill gap analysis.

We did have some disappointments in the Fund, as some of our positions in software have been hit by the downturn in the technology sector. The stock of Latitude Communi-cations, which develops software for conferencing with real-time interaction, has tracked the e-commerce market contraction and lost some of its value. We still hold the company in the Fund and feel that with proper execution, the firm is poised for a rebound. Another holding that has had some recent negative performance is Primus Knowledge. The company developed eCRM (customer relationship management) software that helps businesses. The firm had an earnings shortfall during the period and its stock suffered significantly. How-ever, because we are still convinced of the viability of the company's product and future opportunities, we continue to hold the stock in the Fund's portfolio.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We added to our positions in biotech at a very good time during the period and, as a result, were rewarded with strong performance. As of the end of the reporting period, health care products accounted for 19% of the overall port-folio. We reduced positions in computer hardware while increasing exposure to computer software. The positions in software have taken some time to bounce back from the market volatility, and we may have been a little early. However, we feel that some of these software companies have been oversold and may be poised for a rebound. The two largest positions in the Fund at the close of the period, NetIQ Corporation (software) and Carreker-Antinori Inc. (computer and software services), both performed very well and contributed to the outperformance of the Fund relative to its benchmark index.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We feel that the economy is fairly healthy and growth should continue, albeit at a slower pace. There is a deceleration of spending in global technology, as higher energy prices and interest rates have created a slowdown, both domestically and abroad. We will therefore continue to pay careful attention to valuations while maintaining limited exposure to momentum stocks. Our positions in biotechnology firms have performed extremely well, and we may take the opportunity to capture some profits, possibly refocusing assets into select software companies with compelling valuations and growth potential.




PORTFOLIO composition(3)

            MEDIA                            3%
            ELECTRICAL EQUIPMENT             4%
            OTHER                            5%
            TELECOMMUNICATIONS               5%
            FINANCE                          5%
            SEMICONDUCTORS                   6%
            CONSUMER                         9%
            BUSINESS SERVICES               11%
            HEALTH CARE                     19%
            COMPUTER SOFTWARE & SERVICES    33%

3 Allocation percentages are based on total investment value of the portfolio as of 10/31/00. Differences from financial statements are a result of a consolidation of industries or sectors.

INTERNATIONAL
      growth fund

PORTFOLIO MANAGER:
CAPITAL GUARDIAN TRUST COMPANY

As of June 24, 1999, the Fund's investment management was transitioned to an international equity team at Capital Guardian Trust Company. Nine portfolio managers and 28 analysts now share the management responsibilities for the Fund. The managers average over 26 years of investment experience and have been with the firm for an average of 22 years.

PERFORMANCE REVIEW

For the 12-month period ended October 31, 2000, the WM INTERNATIONAL GROWTH FUND (Class A shares) returned -0.43% (not adjusted for sales charge). This was primarily the result of heightened volatility in many international markets, particularly those in the Pacific Region and in emerging market countries.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?


VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

                             [PLOT POINTS TO COME]

(1) Index total returns were calculated from 10/31/90 to 10/31/00. The Morgan Stanley Capital International EAFE Index includes stock markets of Europe, Australasia, and the Far East weighted by capitalization. EAFE is a broad-based index of equity markets representing 18 countries. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The MSCI EAFE Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

     The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

CLASS A SHARES                          1 YEAR     5 YEAR         10 YEAR

    Fund (not adjusted for
      sales charge)                     -0.43%      6.91%           5.68%
    Fund (adjusted for the maximum
      5.5% sales charge)                -5.92%      5.70%           5.08%
    Morgan Stanley Capital
      International EAFE Index(1)       -2.68%      8.94%           8.76%(1)

CLASS B SHARES                           1 YEAR    5 YEAR       SINCE INCEPTION
                                                                 (JULY 1, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)            -1.03%      6.08%           4.23%
    Fund (adjusted for the maximum
      contingent deferred sales charge) -5.95%      5.92%           4.23%
    Morgan Stanley Capital
      International EAFE Index(1)       -2.68%      8.94%           7.57%(1)

The fourth quarter of 1999 capped off our best year for stock selection in recent history. The Fund benefited from holdings in capital equipment and services stocks, which include companies that provide technology, electronics and electrical equipment, telecommunications services and equipment, and semicon-ductor-related companies. These areas participated in a recovery cycle that had been immune from the impact of rising interest rates because of strong demand.

The first quarter of 2000 was marked by significant volatility, especially in technology companies. However, the MSCI EAFE Index ended the quarter virtually unchanged. Many of last year's themes were still in place, with Europe loosely tracking the U.S. market and Japan separate and unto itself. Returns in the core European markets were solid against a backdrop of improving economic growth, while returns for smaller European countries were mixed. Although stocks in Japan recovered in late March, markets in the U.K. and in most of the Pacific were weak. The capital expenditure theme, which fueled returns in the capital equipment sector, remained intact during the period.

The sell-off in equity markets began in March and continued through April. European markets then began to turn around in late May and posted strong results in June, paring their losses for the quarter. However, Japanese stocks did not snap back as convincingly. Throughout the second quarter, investors continued to reexamine the valuations of technology-related companies. The resulting volatility pressured many of the technology, media, and tele-communications companies that make up such a signifi-cant portion of the world market indices.

Non-U.S. equity markets fell in the third quarter. The period began with investors picking up the pieces in the technology, media, and telecommunications areas. It was a jittery time, as investors looked for direction and quickly sold companies on hints of slower earnings growth. Although the second quarter slide in equities spilled over into July, stocks recovered in August. Banks and energy companies were strong along with many technology-related names. The resurgence of technology stocks was especially robust in Japan, as upgrades in earnings forecasts provided renewed confidence. However, telecommunications stocks remained in a slump due to profit concerns.

Within the portfolio, there were certain stocks and regions that significantly impacted performance. Nokia, STMicroelectronics, and Reuters were the strongest performers for the year. The Fund also benefited from strong performance of some of its holdings in Switzerland, such as Richemont and Nestle. Some of the Fund's emerging market blue-chip stocks performed well, including Telefonos de Mexico, WalMart de Mexico, and Hellenic Bottling. Conversely, our overweightings in South Korea and Taiwan detracted from the Fund's performance, due mostly to holdings in Samsung and Taiwan Semiconductor. In addition, stocks such as Vodafone Group, Invensys, and Nikon posted poor per-formance during the period.

WERE THERE ANY SIGNIFICANT SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Although our technology weighting remained high, we began trimming the Fund's telecommunications exposure in early 2000 because of valuation concerns. We invested the proceeds in several depressed areas including food and consumer stocks and banks in the U.K. This shift helped moderate the portfolio's decline as tele-communications stocks continued to deflate. Within the portfolio's technology exposure, our focus on companies with real earnings also softened the fall. In August, we began adding to select technology names, primarily semiconductor component manufacturers, which had experienced substantial declines. This was helpful initially after a rally ensued, but proved to be a drag on performance in September when many of these stocks experienced a sell-off. We have reduced the telecommunications exposure, and are no longer over-weighted in this sector. Within the telecommunications sector, we favor wireless companies over the incumbent carriers.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The portfolio maintains exposure to semiconductor technology, where we think growth will be sustained due to the expansion of the Internet and today's broad range of semiconductor uses. Semiconductor equipment companies have been unable to meet demand, delaying the buildup of overcapacity. However, the fastest growth increases may be behind us despite higher absolute growth levels.

Looking ahead, significant positive trends are beginning to develop. Central Europe should continue to grow as a source of demand as it integrates into the economy of Western Europe. U.S.-style Business-to-Business and Business-to-Consumer Internet usage will likely catch on in Europe and Japan, improving productivity and widening customer bases. Finally, Germany passed sweeping tax reforms in the third quarter, followed by smaller tax cuts in France. Other EU nations also have tax reforms on their agenda. This profound shift in tax policy could provide an economic tailwind for years to come.

PORTFOLIO composition(3)

            OTHER                   1%
            LATIN AMERICA           2%
            CANADA                  5%
            CASH EQUIVALENTS        7%
            PACIFIC BASIN          13%
            JAPAN                  23%
            EUROPE                 49%


3 Allocation percentages are based on total investment value of the portfolio as of 10/31/00.

SHORT TERM
 income fund
         (formerly the Short Term High Quality Bond Fund)

PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

A fixed-income team led by Senior Portfolio Manager Craig Sosey, who joined WM Advisors, Inc. in 1998 and has over 15 years banking and financial analysis experience, manages the Short Term Income Fund. Mr. Sosey has a BS in Finance from the University of the Pacific and an MBA from the University of California, Berkeley.

PERFORMANCE REVIEW

The WM SHORT TERM INCOME FUND (Class A shares) returned 5.70% (not adjusted for sales charge) for the 12-month period ended October 31, 2000. Short-term interest rates increased early in the period, but yields of securities with maturities from two to five years fell during the second half of the period. This contributed to the Fund's strong performance since bond prices move in the opposite direction of yields. As of the close of the period, the Fund's 30-day SEC yield was 5.75% for A shares and 5.35% for B shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

               VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

                                                     Lehman
                                                    Brothers
                                                     Mutual
                    Fund              Fund         Fund Short
                  (Class A      (Class A shares;   (1-5 yrs.)
                 shares; not      adjusted for     Investment
                 adjusted for     maximum 3.5%       Grade         Inflation
                 sales charge)    sales charge)   Debt Index(1)     (CPI)(1)
                 -------------  ----------------  -------------    ---------
Inception
11/1/93             10,000           9,650          10,000          10,000
                    10,005           9,655           9,991          10,014
Dec 93              10,052           9,700           9,940          10,028
                    10,098           9,745          10,046          10,028
                    10,063           9,711           9,944          10,056
Mar                  9,947           9,599           9,831          10,077
                     9,908           9,561           9,772          10,119
                     9,915           9,568           9,788          10,126
Jun                  9,927           9,580           9,816          10,126
                     9,981           9,632           9,944          10,153
                     9,989           9,639           9,988          10,187
Sep                  9,993           9,644           9,933          10,222
                     9,997           9,647           9,945          10,236
                    10,002           9,652           9,888          10,244
Dec 94               9,842           9,497           9,910          10,278
                     9,851           9,507          10,074          10,306
                     9,942           9,594          10,274          10,347
Mar                 10,037           9,685          10,339          10,375
                    10,130           9,776          10,461          10,383
                    10,357           9,995          10,730          10,396
Jun                 10,366          10,003          10,800          10,396
                    10,375          10,012          10,828          10,438
                    10,472          10,105          10,922          10,479
Sep                 10,524          10,156          10,993          10,514
                    10,625          10,253          11,100          10,549
                    10,726          10,351          11,233          10,570
Dec 95              10,829          10,450          11,340          10,591
                    10,933          10,550          11,458          10,591
                    10,852          10,472          11,376          10,618
Mar                 10,815          10,437          11,331          10,640
                    10,776          10,399          11,321          10,675
                    10,786          10,408          11,330          10,667
Jun                 10,890          10,509          11,437          10,660
                    10,950          10,567          11,480          10,723
                    10,963          10,579          11,504          10,757
Sep                 11,069          10,682          11,650          10,813
                    11,171          10,780          11,830          10,855
                    11,268          10,874          11,960          10,876
Dec 96              11,274          10,879          11,918          10,882
                    11,278          10,883          11,979          10,903
                    11,337          10,940          12,010          10,924
Mar                 11,349          10,952          11,956          10,959
                    11,404          11,005          12,080          10,994
                    11,506          11,104          12,177          11,015
Jun                 11,560          11,156          12,284          11,015
                    11,720          11,310          12,498          11,050
                    11,727          11,317          12,460          11,084
Sep                 11,780          11,368          12,590          11,112
                    11,840          11,425          12,678          11,125
                    11,846          11,431          12,700          11,119
Dec 97              11,925          11,508          12,783          11,132
                    12,034          11,613          12,937          11,153
                    12,030          11,609          12,946          11,174
Mar                 12,084          11,661          12,995          11,195
                    12,139          11,714          13,067          11,216
                    12,192          11,765          13,155          11,236
Jun                 12,246          11,817          13,224          11,249
                    12,301          11,870          13,277          11,263
                    12,463          12,027          13,390          11,276
Sep                 12,625          12,183          13,665          11,290
                    12,628          12,186          13,641          11,317
                    12,625          12,183          13,704          11,317
Dec 98              12,678          12,234          13,749          11,310
                    12,734          12,288          13,851          11,338
                    12,674          12,231          13,730          11,352
Mar                 12,779          12,332          13,858          11,386
                    12,832          12,383          13,924          11,469
                    12,777          12,329          13,838          11,469
Jun                 12,775          12,328          13,875          11,469
                    12,831          12,382          13,857          11,504
                    12,835          12,386          13,875          11,531
Sep                 12,969          12,515          14,006          11,586
                    12,987          12,532          14,043          11,628
                    13,045          12,589          14,081          11,614
Dec 99              13,048          12,591          14,074          11,614
                    13,051          12,594          14,045          11,642
                    13,109          12,651          14,153          11,711
Mar                 13,171          12,710          14,235          11,807
                    13,174          12,713          14,201          11,814
                    13,235          12,772          14,235          11,821
Jun                 13,414          12,945          14,456          11,890
                    13,477          13,006          14,576          11,911
                    13,542          13,068          14,729          11,918
Sep                 13,664          13,186          14,885          11,932
Oct 00              13,728          13,248          14,900          11,970


(1) Index total returns were calculated from 10/31/93 to 10/31/00. The Lehman Brothers Mutual Fund Short (1-5 years) Investment Grade Debt Index includes all investment-grade, corporate debt securities with maturities of one to five years, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

CLASS A SHARES                             1 YEAR    5 YEAR    SINCE INCEPTION
                                                              (NOVEMBER 1, 1993)
    Fund (not adjusted for sales charge)    5.70%     5.25%         4.63%
    Fund (adjusted for the maximum 3.5%
      sales charge)                         2.13%     4.46%         4.10%
    Lehman Brothers Mutual Fund Short
     (1-5 yrs.) Investment Grade Debt
     Index(1)                               6.10%     6.06%         5.86%(1)

CLASS B SHARES                              1 YEAR    5 YEAR    SINCE INCEPTION
                                                                 (JULY 1, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)                5.12%     4.45%         4.45%
    Fund (adjusted for the maximum
      contingent deferred sales
      charge)                               1.12%     4.45%         4.45%
    Lehman Brothers Mutual Fund Short
      (1-5 yrs.) Investment Grade Debt
      Index(1)                              6.10%     6.05%         6.81%(1)

A very strong domestic economy and the threat of upward pressures on prices caused the Federal Reserve to increase short-term interest rates throughout the first half of 2000. Rate increases on short-term Treasuries were quite substantial, closing the period more than 100 basis points (or more than 1%) higher than 12 months ago. As economic growth began to slow later in the period, the bond market reacted, and yields began to come down in the intermediate-term area, with a significant drop in both two- and five-year Treasuries. This created a positive environment for fixed-income assets and contributed to the Fund's strong overall performance.

PORTFOLIO composition(3)

                  AAA                          52%
                  A                            21%
                  BBB                          15%
                  AA                           12%

Within the fixed-income market, government, asset-backed, and mortgage-backed securities performed well, outpacing corporate bonds with similar maturities. Corporate bonds did not react as favorably to falling interest rates due to credit concerns and the perception of a weaker domestic economy. We continued to maintain a significant weighting in asset-backed securities (24%) during the period. The secured nature of these bonds enabled their outperformance relative to corporate issues. For example, a bond backed by a portion of the monthly bills paid by PG&E customers was one of the largest positions in the Fund. This bond performed very well during the period, outpacing standard PG&E corporate bonds. The Fund's bond holdings of credit card backed securities also performed well during the period.

The securities in the Fund have an average maturity of approximately 2.5 years, which reduces interest rate risk compared to longer-term holdings. The average rating of the Fund's bond holdings is AA, so the Fund continues to represent a high-quality investment option for the risk-averse fixed-income investor.(3)

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Overall, we managed the Fund in an effort to maximize liquidity of the issues while maintaining a competitive yield by consolidating the number and size of positions in the portfolio. We focused on agency-backed bonds rather than Treasuries because they tend to be very liquid and normally generate higher yields. To reduce risk, generate yield, and maintain the Fund's short duration (a measure of price sensitivity to changes in interest rates), we balanced holdings of bonds with five-year maturities with some very short-term instruments. At the end of the period, the Fund had a 48% position in corporate securities, which could be poised for strong performance in the coming months. The total mortgage- and agency-backed positions represented 21% and 5% of the Fund's assets, respectively.

The Fund continues to be focused in high-quality issues, but we were able to gain additional yield by reducing AAA and BBB rated positions in favor of A and AA rated securities.3 We did this at a favorable time in early 2000 and were able to lock in strong yields while keeping overall risk levels constant.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We may attempt to lock in profits on some of our asset-backed securities in the coming period as corporate bond valuations begin to look more attractive. Corporate positions did not perform as well as other sectors of the fixed-income market during the summer and may be poised to benefit as a soft economic landing unfolds. We are optimistic about the long-term outlook for bond markets. Prospects for slower economic growth are quite positive, and weak long-term inflationary pressures should help keep interest rates generally trending lower.


(3) Bond ratings provided by a combination of Standard & Poor's and Moody's. Allocation percentages are based on total investment value of the portfolio as of 10/31/00.

U.S. GOVERNMENT
  securities fund

PORTFOLIO MANAGER:
CRAIG SOSEY
WM ADVISORS, INC.

A fixed-income team led by senior portfolio manager Craig Sosey, who joined WM Advisors, Inc. in 1998 and has over 15 years banking and financial analysis experience, manages the U.S. Government Securities Fund. Mr. Sosey has a BS in Finance from the University of the Pacific and an MBA from the University of California, Berkeley. He has extensive experience managing government and mortgage-backed securities.

PERFORMANCE REVIEW

The WM U.S. GOVERNMENT SECURITIES FUND (Class A shares) returned 6.65% (not adjusted for sales charge) for the 12-month period ended October 31, 2000. Short-term interest rates increased early in the period, but yields of intermediate-term government securities fell during the second half of the period. This contributed to the Fund's strong performance since bond prices move in the opposite direction of yields. Long-term results have been favorable as the Class A shares have posted an average annual return of 7.21% (not adjusted for sales charge) for the past 10 years. As of the close of the period, the Fund's 30-day SEC yield was 5.64% for A shares and 5.20% for B shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

                    Fund              Fund
                  (Class A      (Class A shares;     Lehman
                 shares; not      adjusted for      Brothers
                 adjusted for     maximum 4.5%     Government      Inflation
                 sales charge)    sales charge)   Bond Index(1)     (CPI)(1)
                 -------------  ----------------  -------------    ---------
Oct 90              10,000           9,550           10,000          10,000
                    10,209           9,750           10,222          10,023
Dec 90              10,361           9,895           10,380          10,077
                    10,483          10,011           10,492          10,115
                    10,549          10,074           10,551          10,208
                    10,619          10,141           10,605          10,294
                    10,710          10,228           10,722          10,356
                    10,792          10,306           10,764          10,379
Jun                 10,788          10,303           10,749          10,379
                    10,923          10,432           10,876          10,441
                    11,134          10,633           11,129          10,457
                    11,355          10,844           11,362          10,472
                    11,493          10,976           11,462          10,488
                    11,596          11,074           11,577          10,520
Dec 91              11,886          11,351           11,972          10,550
                    11,681          11,155           11,785          10,566
                    11,785          11,255           11,831          10,597
                    11,722          11,195           11,762          10,643
                    11,815          11,283           11,837          10,659
                    12,023          11,482           12,056          10,690
Jun                 12,175          11,627           12,228          10,698
                    12,339          11,783           12,536          10,714
                    12,456          11,896           12,653          10,752
                    12,574          12,009           12,831          10,807
                    12,424          11,865           12,646          10,822
                    12,411          11,853           12,625          10,837
Dec 92              12,613          12,046           12,837          10,876
                    12,840          12,263           13,110          10,899
                    12,996          12,411           13,373          10,930
                    13,045          12,458           13,417          10,960
                    13,129          12,538           13,520          10,999
                    13,162          12,570           13,505          11,014
Jun                 13,379          12,777           13,805          11,006
                    13,447          12,842           13,889          11,060
                    13,638          13,024           14,199          11,099
                    13,645          13,031           14,253          11,138
                    13,701          13,084           14,307          11,169
                    13,555          12,945           14,150          11,185
Dec 93              13,638          13,024           14,205          11,200
                    13,805          13,184           14,399          11,200
                    13,527          12,919           14,094          11,232
                    13,135          12,544           13,777          11,255
                    12,983          12,399           13,668          11,301
                    12,998          12,414           13,650          11,309
Jun                 12,923          12,341           13,619          11,309
                    13,186          12,592           13,870          11,340
                    13,188          12,594           13,872          11,378
                    12,927          12,346           13,677          11,417
                    12,865          12,286           13,667          11,433
                    12,843          12,265           13,643          11,441
Dec 94              12,968          12,384           13,726          11,480
                    13,267          12,670           13,981          11,511
                    13,609          12,997           14,282          11,557
                    13,709          13,092           14,372          11,588
                    13,903          13,277           14,560          11,596
                    14,511          13,858           15,147          11,611
Jun                 14,597          13,940           15,263          11,611
                    14,516          13,863           15,207          11,658
                    14,701          14,039           15,385          11,704
                    14,843          14,175           15,532          11,743
                    15,057          14,379           15,769          11,782
                    15,272          14,585           16,015          11,805
Dec 95              15,489          14,792           16,242          11,829
                    15,578          14,877           16,341          11,829
                    15,221          14,536           16,008          11,860
                    15,066          14,388           15,875          11,883
                    14,967          14,294           15,773          11,923
                    14,926          14,254           15,746          11,914
Jun                 15,118          14,438           15,950          11,906
                    15,150          14,469           15,989          11,976
                    15,094          14,415           15,954          12,015
                    15,366          14,674           16,219          12,077
                    15,744          15,035           16,576          12,124
                    16,094          15,370           16,864          12,147
Dec 96              15,874          15,159           16,692          12,154
                    15,907          15,192           16,711          12,178
                    15,925          15,208           16,734          12,201
                    15,699          14,992           16,557          12,240
                    15,979          15,260           16,795          12,279
                    16,124          15,398           16,939          12,302
Jun                 16,329          15,594           17,129          12,302
                    16,832          16,074           17,616          12,342
                    16,630          15,882           17,441          12,380
                    16,901          16,140           17,703          12,411
                    17,188          16,415           18,009          12,426
                    17,254          16,477           18,101          12,418
Dec 97              17,449          16,663           18,291          12,433
                    17,642          16,848           18,565          12,457
                    17,625          16,832           18,515          12,480
                    17,665          16,870           18,567          12,504
                    17,771          16,971           18,651          12,527
                    17,928          17,121           18,843          12,549
Jun                 18,084          17,270           19,058          12,564
                    18,141          17,325           19,086          12,579
                    18,365          17,538           19,582          12,594
                    18,605          17,768           20,111          12,610
                    18,560          17,725           20,043          12,640
                    18,670          17,830           20,049          12,640
Dec 98              18,707          17,865           20,093          12,633
                    18,814          17,967           20,209          12,663
                    18,663          17,824           19,728          12,679
                    18,770          17,925           19,805          12,717
                    18,822          17,975           19,851          12,810
                    18,702          17,860           19,676          12,810
Jun                 18,578          17,742           19,637          12,810
                    18,489          17,657           19,607          12,848
                    18,473          17,641           19,607          12,879
                    18,744          17,901           19,766          12,941
                    18,819          17,972           19,798          12,964
                    18,819          17,972           19,770          12,972
Dec 99              18,733          17,890           19,642          12,972
                    18,628          17,789           19,669          13,003
                    18,833          17,985           19,948          13,080
                    19,019          18,163           20,300          13,188
                    19,025          18,169           20,243          13,195
                    19,011          18,156           20,255          13,203
Jun                 19,388          18,515           20,615          13,280
                    19,506          18,628           20,815          13,303
                    19,756          18,867           21,123          13,311
                    19,949          19,052           21,183          13,326
Oct 00              20,069          19,166           21,386          13,369

(1) The Lehman Brothers Government Bond Index is an unmanaged index of all U.S. government bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The Lehman Brothers Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

CLASS A SHARES                               1 YEAR    5 YEAR       10 YEAR
    Fund (not adjusted for sales charge)     6.65%     5.91%         7.21%
    Fund (adjusted for the maximum 4.5%
      sales charge)                          1.80%     4.95%         6.72%
    Lehman Brothers Government Bond
      Index(1)                               8.02%     6.28%         7.90%(1)

CLASS B SHARES                               1 YEAR    5 YEAR    SINCE INCEPTION
                                                                (MARCH 30, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)                 5.91%     5.04%         5.77%
    Fund (adjusted for the maximum
      contingent deferred sales charge)      0.91%     4.87%         5.77%
    Lehman Brothers Government Bond
      Index(1)                               8.02%     6.28%         6.91%(1)

A very strong domestic economy and the threat of upward pressures on prices caused the Federal Reserve to increase short-term interest rates throughout the first half of 2000. Rate increases on short-term Treasuries were quite substantial, closing the period more than 100 basis points (or more than 1%) higher than 12 months ago. As economic growth began to slow later in the period, the bond market reacted and yields began to come down in the intermediate-term area. For the 12-month period, Treasury yields of 5-, 10-, and 30-year maturities fell slightly, while shorter-term bond yields increased and closed the period higher than longer-term yields. Mortgage-backed securities performed reasonably well during the period, outpacing results for corporate bonds. This created a positive environment for the Fund and contributed to its strong overall performance.

PORTFOLIO composition(3)

                  GNMA                          31%
                  FNMA                          26%
                  FHLMC                         18%
                  CMOs                          13%
                  AGENCY OBLIGATIONS             7%
                  TREASURIES                     3%
                  CASH EQUIVALENTS               2%

Within the fixed-income market, Treasury and mortgage-backed securities performed well, outpacing corporate bonds with similar maturities. Corporate bonds did not react as favorably to falling interest rates due to credit concerns and the perception of a weaker domestic economy. We continued to focus the majority of the Fund in mortgage-backed securities. Within this area, GNMA securities were the strongest performers as both FNMA and FHLMC bonds experienced a brief period of underperformance. During the period, the implied guarantee and corresponding credit and leverage benefits of FNMA- and FHLMC-backed bonds came into question, and GNMA securities benefited. An October Congressional agreement ended the uncertainty, but GNMA securities still closed the period with slight outperformance. The lack of supply of Treasury bonds also impacted fixed-income performance during the period. With the government repurchasing bonds and not issuing new debt, Treasury issuance was down significantly relative to prior periods. This also drove additional investors into GNMA bonds, which are backed by the "full faith and credit" of the U.S. Government.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We slightly increased the Fund's exposure to GNMA securities, which represented the best-performing segment of the mortgage market. We focused bond purchases on securities that are less susceptible to prepayment, with a combination of seasoned bonds of various coupons. These bonds have been around for some time and are therefore less likely to prepay due to refinancing, which occurs as mortgage rates fall. Prepayments can be negative for mortgage-backed securities because the influx of cash must be reinvested at lower rates. Our focus on bonds with less prepayment risk should help with the Fund's total return over a long-term horizon.

The securities in the Fund have an average maturity of approximately 7.3 years and a duration (measurement of the Fund's sensitivity to changes in interest rates) of 4.5 years, which reduces interest rate risk compared to long-term holdings. The average rating of the Fund's bond holdings is AAA equivalent, so the Fund continues to represent a high-quality investment option for the fixed-income investor.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We are optimistic about the long-term outlook for bond markets. Prospects for slower economic growth are quite positive, and weak long-term inflationary pressures should help keep interest rates generally trending lower. It appears that the economy will continue to slow as the effects of the interest rate increases and high oil prices continue to work their way through the domestic markets. A slow growth environment could affect the mortgage market, as lower rates could spur refinancing of higher coupon notes. Because of this outlook, we will continue to focus our purchases on bonds that we feel have a lower degree of prepayment risk.


(3) Allocation percentages are based on total investment value of the portfolio as of 10/31/00.

INCOME
  fund

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The Income Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 15 years of asset management experience and has been with WM Advisors, Inc. for more than eight years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW

The WM INCOME FUND (Class A shares) returned 6.16% (not adjusted for sales charge) for the 12-month period ended October 31, 2000. While interest rates fell throughout the second half of the period, corporate bonds slightly underperformed other areas of the fixed-income market. Long-term results have been favorable, as the Fund has averaged 8.05% per year (not adjusted for sales charge) for the past 10 years. The yield of the Fund remains very attractive -- providing a strong income stream. As of the close of the period, the Fund's 30-day SEC Yield was 7.05% for A shares and 6.65% for B shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

-------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

                    Fund              Fund           Lehman
                  (Class A      (Class A shares;    Brothers
                 shares; not      adjusted for     Government/
                 adjusted for     maximum 4.5%       Credit        Inflation
                 sales charge)    sales charge)   Bond Index(1)     (CPI)(1)
                 -------------  ----------------  -------------    ---------
Oct 90              10,000           9,550          10,000          10,000
                    10,183           9,725          10,218          10,023
Dec 90              10,311           9,847          10,372          10,077
                    10,414           9,946          10,488          10,115
                    10,545          10,071          10,579          10,208
                    10,672          10,192          10,652          10,294
                    10,812          10,326          10,774          10,356
                    10,859          10,370          10,825          10,379
Jun                 10,870          10,381          10,813          10,379
                    10,993          10,499          10,949          10,441
                    11,224          10,719          11,201          10,457
                    11,461          10,945          11,435          10,472
                    11,641          11,117          11,537          10,488
                    11,739          11,210          11,652          10,520
Dec 91              12,094          11,549          12,045          10,550
                    11,939          11,402          11,867          10,566
                    11,997          11,457          11,930          10,597
                    11,961          11,423          11,864          10,643
                    12,046          11,504          11,935          10,659
                    12,245          11,694          12,167          10,690
Jun                 12,457          11,897          12,345          10,698
                    12,713          12,141          12,662          10,714
                    12,872          12,293          12,774          10,752
                    13,016          12,431          12,948          10,807
                    12,808          12,232          12,750          10,822
                    12,781          12,206          12,738          10,837
Dec 92              12,986          12,402          12,957          10,876
                    13,250          12,654          13,240          10,899
                    13,509          12,901          13,515          10,930
                    13,585          12,974          13,561          10,960
                    13,690          13,074          13,666          10,999
                    13,722          13,105          13,659          11,014
Jun                 13,932          13,305          13,969          11,006
                    14,039          13,407          14,058          11,060
                    14,341          13,696          14,382          11,099
                    14,447          13,797          14,432          11,138
                    14,524          13,871          14,491          11,169
                    14,311          13,667          14,327          11,185
Dec 93              14,391          13,744          14,390          11,200
                    14,636          13,978          14,606          11,200
                    14,272          13,630          14,288          11,232
                    13,823          13,201          13,938          11,255
                    13,694          13,078          13,822          11,301
                    13,645          13,031          13,797          11,309
Jun                 13,627          13,013          13,766          11,309
                    13,883          13,258          14,041          11,340
                    13,900          13,274          14,046          11,378
                    13,658          13,044          13,834          11,417
                    13,610          12,997          13,819          11,433
                    13,593          12,981          13,794          11,441
Dec 94              13,697          13,081          13,885          11,480
                    13,945          13,318          14,152          11,511
                    14,288          13,645          14,480          11,557
                    14,406          13,758          14,577          11,588
                    14,656          13,996          14,780          11,596
                    15,434          14,739          15,399          11,611
Jun                 15,565          14,864          15,522          11,611
                    15,459          14,763          15,462          11,658
                    15,681          14,975          15,660          11,704
                    15,885          15,170          15,819          11,743
                    16,092          15,368          16,052          11,782
                    16,354          15,618          16,317          11,805
Dec 95              16,653          15,903          16,557          11,829
                    16,773          16,018          16,659          11,829
                    16,326          15,591          16,306          11,860
                    16,185          15,456          16,169          11,883
                    16,074          15,350          16,058          11,923
                    16,055          15,332          16,030          11,914
Jun                 16,250          15,519          16,245          11,906
                    16,284          15,551          16,283          11,976
                    16,283          15,550          16,243          12,015
                    16,595          15,848          16,533          12,077
                    17,041          16,274          16,918          12,124
                    17,433          16,648          17,229          12,147
Dec 96              17,229          16,454          17,038          12,154
                    17,284          16,506          17,058          12,178
                    17,314          16,535          17,094          12,201
                    17,088          16,319          16,891          12,240
                    17,334          16,554          17,137          12,279
                    17,570          16,780          17,297          12,302
Jun                 17,877          17,072          17,504          12,302
                    18,538          17,704          18,040          12,342
                    18,287          17,464          17,838          12,380
                    18,600          17,763          18,118          12,411
                    18,898          18,047          18,408          12,426
                    18,977          18,123          18,505          12,418
Dec 97              19,040          18,183          18,700          12,433
                    19,221          18,356          18,963          12,457
                    19,296          18,427          18,925          12,480
                    19,444          18,569          18,984          12,504
                    19,508          18,630          19,079          12,527
                    19,740          18,852          19,283          12,549
Jun                 19,890          18,995          19,480          12,564
                    19,861          18,967          19,495          12,579
                    19,938          19,041          19,875          12,594
                    20,299          19,385          20,444          12,610
                    20,031          19,130          20,299          12,640
                    20,372          19,455          20,421          12,640
Dec 98              20,400          19,482          20,470          12,633
                    20,602          19,675          20,615          12,663
                    20,124          19,218          20,124          12,679
                    20,235          19,324          20,225          12,717
                    20,475          19,554          20,275          12,810
                    20,306          19,392          20,067          12,810
                    20,168          19,260          19,948          12,848
                    20,161          19,254          19,932          12,879
                    20,353          19,437          20,112          12,941
                    20,430          19,511          20,164          12,964
                    20,436          19,517          20,152          12,972
Dec 99              20,422          19,503          20,029          12,972
                    20,451          19,530          20,023          13,003
                    20,655          19,726          20,273          13,080
                    20,913          19,972          20,565          13,188
                    20,796          19,861          20,465          13,195
                    20,636          19,708          20,446          13,203
Jun                 21,136          20,185          20,863          13,280
                    21,334          20,374          21,084          13,303
                    21,772          20,792          21,382          13,311
                    21,752          20,773          21,463          13,326
Oct 00              21,689          20,713          21,598          13,369

(1) The Lehman Brothers Government/ Credit Bond Index is unmanaged and represents all government and corporate bonds. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The Lehman Brothers Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor and Distributor not waived a portion of their fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

-------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/00

CLASS A SHARES                                1 YEAR    5 YEAR      10 YEAR

    Fund (not adjusted for sales charge)      6.16%     6.15%        8.05%
    Fund (adjusted for the maximum 4.5%
      sales charge)                           1.42%     5.19%        7.56%
    Lehman Brothers Government/Credit Bond
      Index(1)                                7.11%     6.12%        8.00%(1)

CLASS B SHARES                               1 YEAR    5 YEAR    SINCE INCEPTION
                                                                (MARCH 30, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)                  5.53%     5.32%        6.21%
    Fund (adjusted for the maximum
      contingent deferred sales charge)       0.57%     5.17%        6.21%
    Lehman Brothers Government/Credit
     Bond Index(1)                            7.11%     6.12%        6.88%(1)

Interest rates generally rose during the first half of the reporting period, contributing to generally weak performance (bond prices move in the opposite direction of interest rates) in fixed-income markets. This trend reversed in the second half as rates fell in anticipation of a slowdown in domestic economic activity. The Federal Reserve raised rates early in the period with the latest hike occurring in May. The effects of the rate increases seem to have taken hold and economic growth is slowing, especially in housing and government spending. Treasury rates fell much more dramatically than corporate bond yields, allowing most government bonds to outperform corporate bonds in recent months. In fact, the yield differential between Treasuries and corporate bonds is at its highest level since the Russian crisis in 1998 spurred a credit crunch in the fixed-income markets. The reasons for the wide gap in yields are twofold. First, with a slowing economy and large levels of outstanding debt, there are concerns for credit quality deterioration of corporate issuers. Second, there has been a significant reduction in the supply of Treasury bonds that has pushed yields down below those of corporate bonds.

PORTFOLIO composition(3)

                  CORPORATE BONDS               57%
                  MORTGAGE-BACKED               17%
                  FOREIGN BONDS                  9%
                  TREASURIES                     8%
                  AGENCY-BACKED                  7%
                  CMOs                           1%
                  CASH EQUIVALENTS               1%

With the exception of lower-rated securities, corporate bonds posted positive performance for the period. The high-yield market was most affected by the economic slowdown and uncertainty. Although we reduced the Fund's weighting in this area early in the period, we have recently been adding to the position, and it now represents about 17% of the Fund.3 We feel that the market has already discounted the possible problems in the corporate area, and these bonds may be poised for a period of strong performance. Given the possibilities of an economic soft landing and reductions in interest rates as we move into 2001, the wide yield disparity between corporate and Treasury bonds could narrow, which would benefit the corporate sector. We have therefore recently added to our large positions in investment-grade corporate bonds.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

We maintained the Fund's duration (a measurement of the sensitivity to changes in interest rates) at slightly longer than average levels. This benefited performance when interest rates dropped in recent months. Another positive factor for Fund performance was our reduction of high-yield corporate bonds in favor of Treasury securities. This provided strong results during the summer, but we have increased the corporate and high-yield areas recently. We also increased positions in agency-backed bonds earlier in the period and were able to capture some strong performance. The Fund benefited from good bond sector selection and positions in deeply discounted convertible bonds. We did have some holdings that underperformed the market. One example is Laidlaw, the parent of Greyhound Bus Lines, which underwent a major restructuring that negatively affected its bond performance.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

It seems likely that the current economic slowdown will result in a soft landing that the Federal Reserve has been seeking. With low levels of inflation, the Fed may not be forced to raise rates to further slow the economy--allowing for slow growth rather than a stoppage in growth or a recession. Other positive factors also exist in the economy. Banks are now more capitalized and should be able to avoid a severe credit crunch; also, the fiscal situation has strengthened, with surpluses allowing for more flexibility and responsiveness. We do have some concern over the amount of both business and consumer debt in the economy. This could not only lead to problems if the domestic picture worsens, but it also could exacerbate any credit problems in the financial markets.

Overall, we continue to anticipate a long-term downward trend in interest rates due to lower global inflation stemming from demographic forces, strong productivity growth, and growing global capacity and competition. This points to a very positive long-term environment for fixed-income assets.


(3) There may be additional risks associated with lower-rated securities. Allocation percentages are based on total investment value of the portfolio as of 10/31/00. Differences from financial statements are a result of a consolidation of industries or sectors.

HIGH YIELD
  fund

PORTFOLIO MANAGER:
GARY POKRZYWINSKI
WM ADVISORS, INC.

The High Yield Fund is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 15 years of asset management experience and has been with WM Advisors, Inc. for more than eight years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

PERFORMANCE REVIEW

The WM HIGH YIELD FUND (Class A shares) returned 5.28% (not adjusted for sales charge) for the 12-month period ended October 31, 2000. While interest rates fell throughout the second half of the period, high-yield corporate bonds under-performed other areas of the fixed-income market. However, the Fund was able to significantly outperform its benchmark index, which returned -1.61% for the period. The yield of the Fund remains very attractive, providing a strong stream of income. At the end of the period, the Fund's 30-day SEC Yield was 9.49% for A shares and 9.18% for B shares.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

                    Fund              Fund
                  (Class A      (Class A shares;     Lehman
                 shares; not    adjusted for the    Brothers
                 adjusted for     maximum 4.5%      High Yield     Inflation
                 sales charge)    sales charge)      Index(1)      (CPI)(1)
                 ------------- ------------------  -------------   ---------
Apr                  9,997           9,547          10,000          10,000
May                  9,965           9,517          10,018          10,035
Jun                  9,918           9,471          10,030          10,071
Jul                  9,892           9,447          10,042          10,129
Aug                  9,345           8,925          10,054           9,569
Sep                  9,336           8,916          10,066           9,612
Oct                  9,310           8,891          10,091           9,415
Nov                  9,686           9,250          10,091           9,806
Dec 98               9,670           9,235          10,085           9,817
Jan                  9,834           9,391          10,109           9,962
Feb                  9,722           9,284          10,122           9,903
Mar                  9,899           9,453          10,152           9,998
Apr                 10,259           9,798          10,226          10,192
May                 10,269           9,807          10,226          10,054
Jun                 10,366           9,900          10,226          10,033
Jul                 10,499          10,026          10,257          10,073
Aug                 10,397           9,929          10,281           9,961
Sep                 10,456           9,986          10,331           9,889
Oct                 10,451           9,981          10,368           9,824
Nov                 10,628          10,149          10,355           9,940
Dec 99              10,932          10,344          10,355          10,051
Jan                 10,897          10,406          10,380          10,008
Feb                 10,981          10,487          10,441          10,027
Mar                 11,051          10,554          10,528           9,817
Apr                 11,144          10,642          10,534           9,832
May                 10,949          10,456          10,540           9,731
Jun                 11,052          10,554          10,601           9,930
Jul                 11,237          10,732          10,620          10,005
Aug                 11,353          10,842          10,626          10,073
Sep                 11,276          10,768          10,638           9,985
Oct 00              11,004          10,509          10,672           9,666

(1) Index total returns were calculated from 4/30/98 to 10/31/00. The Lehman Brothers High Yield Index includes below investment-grade, corporate debt securities, assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). Past performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

CLASS A SHARES                                        1 Year    Since Inception
                                                                 (April 8, 1998)
    Fund (not adjusted for sales charge)               5.28%          3.79%
    Fund (adjusted for the maximum 4.5% sales charge)  0.54%          1.95%
    Lehman Brothers high yield index1                 -1.61%         -1.35%(1)

CLASS B SHARES                                        1 Year    Since Inception
                                                                  (May 5, 1998)
    Fund (not adjusted for contingent deferred
      sales charge)                                    4.46%          3.38%
    Fund (adjusted for the maximum contingent
      deferred sales charge)                          -0.30%          2.40%
    Lehman Brothers high yield index(1)               -1.61%         -1.35%(1)

Economic strength supported strong Fund performance during the first half of the period, but this trend reversed after the Federal Reserve enacted a series of short-term interest rate hikes. The desired effects of the rate increases seem to have taken hold and economic growth is slowing, especially in the areas of housing and government spending. Treasury rates fell much more dramatically compared to corporate bond yields, which caused underperformance in the high-yield corporate area in recent months. In fact, the yield differential between Treasuries and corporate bonds is at its highest level since the Russian crisis in 1998 spurred a credit crunch in the fixed-income markets. The reasons for the wide gap in yields are twofold. First, with a slowing economy and large levels of outstanding debt, there are concerns over default rates and credit quality deterioration of lower-rated issuers. Second, there has been a significant reduction in the supply of Treasury bonds that has pushed yields down more than corporate bonds. The high-yield market has also been affected by the blowup in many telecommunications firms, with these companies representing a significant portion of the overall market.

PORTFOLIO composition(3)

                  INFORMATION TECHNOLOGY BONDS      22%
                  TELECOMMUNICATIONS/MEDIA          14%
                  HEALTH CARE BONDS                 12%
                  FOREIGN BONDS                     11%
                  EQUITY SECURITIES                 11%
                  GAMING                            11%
                  OTHER CORPORATE BONDS              7%
                  CASH EQUIVALENTS                   7%
                  TREASURY NOTES                     5%

However, we feel that the market has already discounted the majority of possible problems in the corporate area, and these bonds may be poised for a period of strong relative performance. The currently wide yield differential of corporate and Treasury bonds with similar maturities may narrow, driving strong performance in the higher-yielding corporate areas. This situation is supported by the prospects of an economic soft landing and reductions in interest rates as we move into 2001.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund was able to realize strong gains from its convertible bonds early in the period, which contributed to the outperformance relative to the Fund's benchmark. Currently, 30% of the Fund is invested in convertible bonds, as we were able to find some great values in reputable firms that went through a period of weak performance. We avoided the telecommunication sector for much of the period, and our under- weighting in this area also contributed to strong performance relative to the benchmark. Recently, we have taken advantage of some attractive yields and prices in the technology sector, although we remain underweighted in telecommunication bonds. The bonds of companies such as Adaptec and Network Associates were reduced as a percentage of the portfolio and then repurchased at significantly lower valuations.

We maintained secular industry overweightings in technology, finance, and health care, which we added to throughout the period. Positions in health care REITs contributed to overall performance as holdings, such as Healthcare Properties and Nationwide Health, provided strong results. We also added to positions in gaming firms, which came into favor late in the period. The Fund missed out on some strong short-term performance in the energy area, but we do not view this sector as a long-term performer.

The Fund was negatively affected by the poor performance of some of its holdings. One example is Equimar, a shipping company, which was squeezed by industry overcapacity and suffered as a result. Loral Space & Communications also performed poorly during the period, but we continue to hold the bond and like the company's prospects moving forward. We repositioned our foreign holdings out of Asia, where we were able to realize some gains, and into a more secure position in Mexican government bonds.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

It seems likely that a soft landing will be the outcome of the current economic slowdown. With low levels of inflation, the Federal Reserve may not be forced to raise rates to further slow the economy -- allowing for slow growth rather than a stoppage in growth or a recession. Other positive factors also currently exist in the economy. Banks are becoming more capitalized and should be able to avoid a severe credit crunch; also, the fiscal situation has strengthened, with surpluses allowing for more flexibility and responsiveness. We do have some concern over the amount of business and consumer debt in the system. This could not only lead to problems if the domestic picture worsens, but it also could exacerbate any credit problems in the economy. Because of general market conditions, there are a number of very good companies whose security prices have moved down significantly. We will look to purchase companies that will provide attractive income while potentially benefiting from capital appreciation once the market environment improves.

(3) Allocation percentages are based on total investment value of the portfolio as of 10/31/00. There may be additional risks associated with foreign securities. There are also additional credit and default risks associated with lower-rated securities.

TAX-EXEMPT BOND
  fund

PORTFOLIO MANAGER:
THOMAS BYRON
VAN KAMPEN INVESTMENTS

The Fund is managed by Thomas Byron of Van Kampen Investments. Mr. Byron has been with Van Kampen Investments since 1981 and currently serves as Vice President. He received his BS in Finance from Marquette University and his MBA from DePaul University. Van Kampen has had management responsibilities for the Fund since January 1999.

PERFORMANCE REVIEW

The WM TAX-EXEMPT BOND FUND (Class A shares) returned 7.52% (not adjusted for sales charge) for the 12-month period ended October 31, 2000. Long-term results have also been very favorable, as the Fund has averaged 6.46% per year for the past ten years (not adjusted for sales charge). As of October 31, 2000, the Fund's 30-day SEC Yield was 4.97% for A shares and 4.47% for B shares. On a tax-equivalent basis, the yield was 8.23% for A shares and 7.40% for B shares.(4)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

               VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

                    Fund              Fund          Lehman
                  (Class A      (Class A shares;   Brothers
                 shares; not      adjusted for     Municipal
                 adjusted for     maximum 4.5%       Bond         Inflation
                 sales charge)    sales charge)     Index(1)       (CPI)(1)
                 ------------- ------------------  ---------      ---------
Oct 90              10,000           9,550          10,000          10,000
                    10,253           9,791          10,201          10,023
Dec 90              10,282           9,819          10,246          10,077
                    10,392           9,924          10,383          10,115
                    10,457           9,986          10,474          10,208
                    10,484          10,012          10,478          10,294
                    10,568          10,093          10,617          10,356
                    10,669          10,189          10,712          10,379
Jun                 10,649          10,170          10,701          10,379
                    10,809          10,322          10,831          10,441
                    10,940          10,448          10,974          10,457
                    11,085          10,586          11,117          10,472
                    11,187          10,683          11,217          10,488
                    11,182          10,678          11,248          10,520
Dec 91              11,450          10,935          11,490          10,550
                    11,460          10,944          11,517          10,566
                    11,434          10,920          11,520          10,597
                    11,443          10,928          11,525          10,643
                    11,543          11,024          11,627          10,659
                    11,677          11,152          11,765          10,690
Jun                 11,889          11,354          11,962          10,698
                    12,357          11,801          12,321          10,714
                    12,157          11,610          12,200          10,752
                    12,164          11,617          12,280          10,807
                    11,995          11,455          12,159          10,822
                    12,292          11,739          12,377          10,837
Dec 92              12,481          11,920          12,503          10,876
                    12,621          12,053          12,648          10,899
                    13,085          12,496          13,106          10,930
                    12,978          12,394          12,967          10,960
                    13,100          12,510          13,098          10,999
                    13,139          12,548          13,172          11,014
Jun                 13,430          12,825          13,391          11,006
                    13,385          12,783          13,409          11,060
                    13,730          13,112          13,688          11,099
                    13,920          13,294          13,844          11,138
                    13,959          13,331          13,870          11,169
                    13,739          13,121          13,748          11,185
Dec 93              14,046          13,414          14,038          11,200
                    14,208          13,569          14,198          11,200
                    13,786          13,166          13,830          11,232
                    13,157          12,565          13,268          11,255
                    13,214          12,619          13,380          11,301
                    13,344          12,743          13,497          11,309
Jun                 13,240          12,645          13,414          11,309
                    13,497          12,890          13,660          11,340
                    13,521          12,912          13,708          11,378
                    13,272          12,674          13,506          11,417
                    13,023          12,437          13,266          11,433
                    12,754          12,180          13,026          11,441
Dec 94              13,128          12,538          13,312          11,480
                    13,540          12,931          13,693          11,511
                    13,985          13,356          14,091          11,557
                    14,085          13,451          14,254          11,588
                    14,089          13,455          14,271          11,596
                    14,580          13,924          14,726          11,611
Jun                 14,432          13,783          14,598          11,611
                    14,549          13,894          14,736          11,658
                    14,686          14,025          14,924          11,704
                    14,764          14,100          15,018          11,743
                    15,017          14,341          15,235          11,782
                    15,327          14,637          15,488          11,805
Dec 95              15,525          14,826          15,637          11,829
                    15,607          14,904          15,756          11,829
                    15,452          14,756          15,649          11,860
                    15,203          14,519          15,448          11,883
                    15,108          14,428          15,405          11,923
                    15,111          14,431          15,399          11,914
Jun                 15,250          14,564          15,567          11,906
                    15,391          14,699          15,708          11,976
                    15,394          14,702          15,705          12,015
                    15,577          14,876          15,925          12,077
                    15,723          15,015          16,104          12,124
                    15,989          15,270          16,398          12,147
Dec 96              15,916          15,200          16,329          12,154
                    15,923          15,206          16,360          12,178
                    16,065          15,342          16,510          12,201
                    15,845          15,132          16,291          12,240
                    15,952          15,234          16,427          12,279
                    16,186          15,457          16,674          12,302
Jun                 16,334          15,599          16,851          12,302
                    16,838          16,081          17,318          12,342
                    16,611          15,863          17,155          12,380
                    16,779          16,024          17,360          12,411
                    16,888          16,128          17,471          12,426
                    16,976          16,212          17,574          12,418
Dec 97              17,285          16,507          17,830          12,433
                    17,441          16,656          18,014          12,457
                    17,397          16,614          18,019          12,480
                    17,407          16,624          18,036          12,504
                    17,287          16,509          17,954          12,527
                    17,538          16,749          18,238          12,549
Jun                 17,613          16,821          18,309          12,564
                    17,626          16,833          18,355          12,579
                    17,924          17,117          18,638          12,594
                    18,110          17,295          18,871          12,610
                    18,076          17,262          18,871          12,640
                    18,106          17,292          18,937          12,640
Dec 98              18,163          17,345          18,984          12,633
                    18,375          17,548          19,210          12,663
                    18,291          17,467          19,125          12,679
                    18,280          17,457          19,152          12,717
                    18,334          17,509          19,200          12,810
                    18,186          17,367          19,089          12,810
Jun                 17,848          17,044          18,814          12,810
                    17,880          17,075          18,882          12,848
                    17,681          16,886          18,731          12,879
                    17,619          16,827          18,738          12,941
                    17,396          16,613          18,536          12,964
                    17,497          16,709          18,732          12,972
Dec 99              17,364          16,582          18,592          12,972
                    17,232          16,456          18,512          13,003
                    17,523          16,734          18,726          13,080
                    17,891          17,086          19,137          13,188
                    17,755          16,956          19,024          13,195
                    17,645          16,851          18,925          13,203
Jun                 18,111          17,296          19,426          13,280
                    18,362          17,536          19,696          13,303
                    18,663          17,824          20,000          13,311
                    18,497          17,665          19,896          13,326
Oct 00              18,703          17,861          20,112          13,369

(1) The Lehman Brothers Municipal Bond Index is unmanaged and includes all investment grade municipal bond issues. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The Lehman Brothers Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

CLASS A SHARES                              1 YEAR    5 YEAR        10 YEAR

    Fund (not adjusted for sales charge)     7.52%     4.49%         6.46%
    Fund (adjusted for the maximum 4.5%
      sales charge)                          2.67%     3.52%         5.97%
    Lehman Brothers Municipal Bond Index(1)  8.51%     5.71%         7.24%(1)

CLASS B SHARES                              1 YEAR    5 YEAR    SINCE INCEPTION
                                                               (MARCH 30, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)                 6.73%     3.65%         4.53%
    Fund (adjusted for the maximum
      contingent deferred sales charge)      1.73%     3.48%         4.53%
    Lehman Brothers Municipal Bond Index(1)  8.51%     5.71%         6.52%(1)

The most significant factor affecting bond markets during the past 12 months was rising interest rates, particularly for the short end of the maturity spectrum. This was the result of the Federal Reserve Board's commitment to keeping inflation in check. As the economy showed signs of overheating, the Fed reacted by notching up short-term interest rates. The Fed increased short-term rates on four occasions during the reporting period, with the latest hike occurring in May.

PORTFOLIO composition(3)

                  AAA                               56%
                  AA                                26%
                  BBB                                8%
                  A                                  7%
                  NOT RATED/OTHER                    3%

The strength of the economy and the Fed's ensuing rate hikes caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, bond markets rallied, as investors began to anticipate the end of the Fed's tightening cycle. By the end of October, short-term rates remained high, but interest rates in the intermediate- to long-term maturity market segments actually declined below the levels found at the beginning of the reporting period.

After the steady increase in short-term rates for most of the period, we have seen a more stable rate environment in recent months. The Fed left target lending rates unchanged in response to slower growth, a more efficient workforce output, and moderate inflation. The inflation rate, as measured by the Consumer Price Index, peaked at 3.8% in March but then dropped back below the 3% level.

Supply in the municipal bond market was significantly lower compared to a year ago, as higher interest rates have limited the ability for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending costs that normally would have required municipal bond financing.

Because demand has held up, the lack of new issues in the primary market helped support bond prices. However, the somewhat limited selection of available securities forced us to be very selective in choosing new bonds for the Fund's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The overall composition of the Fund changed somewhat as the percentage of AAA bonds increased to 56% from 43% a year ago. The overall credit quality remained high, with more than 88% of its assets A rated or better, compared with 83% 12 months ago.3 Sector composition also changed, as we reduced the position in Industrial Revenue bonds. We also slightly decreased assets in the hospital sector. We increased our general-purpose bond holdings as well as both the public building and single-family housing bond holdings. These changes increased the quality of the portfolio, reducing risk and positioning the Fund to perform well going forward.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

The prospects for the municipal bond market will be closely tied to the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady in recent months, the Federal Reserve's next move more than likely hinges on the direction of price and wage pressures. While inflation appears to be under control, the Fed will be watching economic growth statistics, the labor market, and prices of key commodities such as crude oil. Consequently, we will maintain a neutral stance with respect to the portfolio's duration (a measure of price sensitivity to interest rate changes) in the near term.

In November 2000, the WM FLORIDA INSURED MUNICIPAL FUND will be merged into the WM TAX-EXEMPT BOND FUND. This merger should increase the overall credit quality of the portfolio, since 89% of the FLORIDA INSURED MUNICIPAL FUND'S assets are AAA rated.3 We positioned the Fund for strong relative performance by diversifying the credit and sector risks in the portfolio. We will continue to search for securities that could enhance the Fund's long-term performance while offering strong relative value.


(3) Bond ratings provided by a combination of Standard & Poor's and Moody's. Allocation percentages are based on total investment value of the portfolio as of 10/31/00.

(4) A portion of the Fund's income may be subject to some state and/or local tax. In addition, exempt-interest dividends from the Fund will generally increase a corporate shareholder's exposure to AMT liability. Tax equivalent yield based on a 39.6% Federal tax rate.

CALIFORNIA
  municipal fund

PORTFOLIO MANAGER:
JOSEPH PIRARO
VAN KAMPEN INVESTMENTS

Mr. Piraro joined Van Kampen Investments in 1992 and serves as Vice President and portfolio manager. He has had primary portfolio management responsibility for the California Municipal Fund since May 1992.

PERFORMANCE REVIEW

The WM CALIFORNIA MUNICIPAL FUND (Class A shares) returned 9.33% (not adjusted for sales charge) for the 12-month period ended October 31, 2000. Long-term results have also been very favorable, as the Fund has averaged 6.71% per year for the past ten years (not adjusted for sales charge). As of October 31, 2000, the Fund's 30-day SEC Yield was 4.82% for A shares and 4.32% for B shares; on a tax equivalent basis, the yield was 8.80% for A shares and 7.89% for B shares.(4)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

               VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

                    Fund              Fund          Lehman
                  (Class A      (Class A shares;   Brothers
                 shares; not      adjusted for     Municipal
                 adjusted fo    the maximum 4.5%     Bond         Inflation
                 sales charge)    sales charge)     Index(1)       (CPI)(1)
                 ------------- ------------------  ---------      ---------
Oct 90              10,000           9,550          10,000          10,000
                    10,235           9,774          10,201          10,023
Dec 90              10,235           9,775          10,246          10,077
                    10,283           9,820          10,383          10,115
                    10,349           9,883          10,474          10,208
                    10,392           9,924          10,478          10,294
                    10,498          10,025          10,617          10,356
                    10,604          10,127          10,712          10,379
Jun                 10,575          10,099          10,701          10,379
                    10,682          10,201          10,831          10,441
                    10,807          10,321          10,974          10,457
                    10,916          10,425          11,117          10,472
                    11,046          10,549          11,217          10,488
                    11,081          10,582          11,248          10,520
Dec 91              11,223          10,718          11,490          10,550
                    11,214          10,710          11,517          10,566
                    11,228          10,722          11,520          10,597
                    11,263          10,756          11,525          10,643
                    11,342          10,832          11,627          10,659
                    11,466          10,950          11,765          10,690
Jun                 11,691          11,165          11,962          10,698
                    12,118          11,573          12,321          10,714
                    11,929          11,393          12,200          10,752
                    11,966          11,427          12,280          10,807
                    11,719          11,192          12,159          10,822
                    12,076          11,533          12,377          10,837
Dec 92              12,252          11,701          12,503          10,876
                    12,417          11,858          12,648          10,899
                    12,941          12,359          13,106          10,930
                    12,837          12,260          12,967          10,960
                    12,978          12,394          13,098          10,999
                    13,061          12,473          13,172          11,014
Jun                 13,309          12,710          13,391          11,006
                    13,298          12,700          13,409          11,060
                    13,644          13,030          13,688          11,099
                    13,824          13,202          13,844          11,138
                    13,824          13,202          13,870          11,169
                    13,620          13,007          13,748          11,185
Dec 93              13,925          13,298          14,038          11,200
                    14,072          13,438          14,198          11,200
                    13,705          13,088          13,830          11,232
                    13,004          12,419          13,268          11,255
                    13,017          12,431          13,380          11,301
                    13,117          12,527          13,497          11,309
Jun                 13,018          12,432          13,414          11,309
                    13,230          12,635          13,660          11,340
                    13,281          12,684          13,708          11,378
                    13,105          12,515          13,506          11,417
                    12,838          12,260          13,266          11,433
                    12,519          11,956          13,026          11,441
Dec 94              12,725          12,153          13,312          11,480
                    13,152          12,561          13,693          11,511
                    13,556          12,946          14,091          11,557
                    13,713          13,096          14,254          11,588
                    13,740          13,121          14,271          11,596
                    14,175          13,537          14,726          11,611
Jun                 14,004          13,373          14,598          11,611
                    14,071          13,438          14,736          11,658
                    14,245          13,604          14,924          11,704
                    14,352          13,706          15,018          11,743
                    14,581          13,924          15,235          11,782
                    14,851          14,183          15,488          11,805
Dec 95              15,027          14,351          15,637          11,829
                    15,095          14,416          15,756          11,829
                    15,012          14,336          15,649          11,860
                    14,790          14,125          15,448          11,883
                    14,776          14,111          15,405          11,923
                    14,775          14,110          15,399          11,914
Jun                 14,900          14,230          15,567          11,906
                    15,054          14,377          15,708          11,976
                    15,110          14,430          15,705          12,015
                    15,308          14,619          15,925          12,077
                    15,478          14,781          16,104          12,124
                    15,735          15,027          16,398          12,147
Dec 96              15,691          14,985          16,329          12,154
                    15,719          15,012          16,360          12,178
                    15,848          15,135          16,510          12,201
                    15,686          14,980          16,291          12,240
                    15,802          15,091          16,427          12,279
                    16,008          15,287          16,674          12,302
Jun                 16,214          15,485          16,851          12,302
                    16,718          15,966          17,318          12,342
                    16,583          15,837          17,155          12,380
                    16,777          16,022          17,360          12,411
                    16,896          16,136          17,471          12,426
                    17,031          16,265          17,574          12,418
Dec 97              17,304          16,525          17,830          12,433
                    17,439          16,654          18,014          12,457
                    17,461          16,676          18,019          12,480
                    17,461          16,676          18,036          12,504
                    17,379          16,597          17,954          12,527
                    17,656          16,861          18,238          12,549
Jun                 17,712          16,915          18,309          12,564
                    17,725          16,927          18,355          12,579
                    17,989          17,179          18,638          12,594
                    18,250          17,428          18,871          12,610
                    18,211          17,392          18,871          12,640
                    18,297          17,473          18,937          12,640
Dec 98              18,354          17,528          18,984          12,633
                    18,563          17,727          19,210          12,663
                    18,490          17,658          19,125          12,679
                    18,522          17,688          19,152          12,717
                    18,533          17,699          19,200          12,810
                    18,399          17,571          19,089          12,810
Jun                 18,083          17,269          18,814          12,810
                    18,161          17,344          18,882          12,848
                    17,887          17,082          18,731          12,879
                    17,865          17,061          18,738          12,941
                    17,508          16,720          18,536          12,964
                    17,683          16,887          18,732          12,972
Dec 99              17,524          16,735          18,592          12,972
                    17,399          16,616          18,512          13,003
                    17,679          16,884          18,726          13,080
                    18,137          17,321          19,137          13,188
                    18,009          17,198          19,024          13,195
                    17,882          17,078          18,925          13,203
Jun                 18,396          17,568          19,426          13,280
                    18,703          17,861          19,696          13,303
                    19,116          18,256          20,000          13,311
                    18,984          18,130          19,896          13,326
Oct 00              19,136          18,275          20,112          13,369

(1) Index total returns were calculated from 10/31/90 to 10/31/00. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The Lehman Brothers Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

CLASS A SHARES                              1 YEAR    5 YEAR       10 YEAR

    Fund (not adjusted for sales charge)     9.33%    5.60%         6.71%
    Fund (adjusted for the maximum 4.5%
      sales charge)                          4.41%    4.63%         6.22%
    Lehman Brothers Municipal Bond Index(1)  8.51%    5.71%         7.24%(1)

CLASS B SHARES                              1 YEAR    5 YEAR    SINCE INCEPTION
                                                                 (JULY 1, 1994)
    Fund (not adjusted for contingent
      deferred sales charge)                 8.53%    4.81%         5.48%
    Fund (adjusted for the maximum
      contingent deferred sales charge)      3.53%    4.64%         5.48%
    Lehman Brothers Municipal Bond Index(1)  8.51%    5.71%         6.60%(1)

The most significant factor affecting the market's behavior during the past year has been generally rising interest rates, particularly for short-term bonds. The interest rate environment was the result of the Federal Reserve Board's commitment to keeping inflation in check. As the economy threatened to overheat and push the prices of goods and services higher, the Fed reacted by increasing short-term interest rates. In fact, the Fed increased rates on four occasions during the reporting period, with the latest hike occurring in May.

PORTFOLIO composition(3)

                  AAA                               55%
                  BBB                               16%
                  NOT RATED/OTHER                   16%
                  AA                                 7%
                  A                                  6%

The strength of the economy and the Fed's ensuing rate hikes caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, bond markets rallied as investors began to anticipate an end to the Fed's tightening cycle. By the end of October, short-term interest rates remained high, but those in the intermediate- to long-term maturity segments of the market actually declined below the levels found at the beginning of the period.

Interest rates have stabilized in recent months, as the Fed has reacted to slower growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the Consumer Price Index, peaked at 3.8% in March but then dropped back below the 3% level.

Supply in the municipal bond market was sharply lower compared to a year ago, because higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending costs that normally would have required municipal bond financing.

Because demand has held up, the lack of new issues in the primary market helped support bond prices. However, the somewhat limited selection of available securities forced us to be very selective in choosing new bonds for the Fund's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

We took advantage of market price movements to enhance the current income potential and tax management of the Fund. We continue to look for the best value along the yield curve and found the 15 to 25 year maturity range the best value for the Fund. The yield on long-term (30 year) California bonds was 5.93% as of October 31, 1999, but then dropped to 5.43% by the end of October 2000. These lower yields helped boost the prices of the bonds in the portfolio (yields move in the opposite direction of prices) and aided in the strong performance of the Fund. The Fund benefited from its AAA rated holdings since these securities are more sensitive to interest rate changes, but its BBB rated securities were not as quick in response to the rally that took place during the year.(3)

We also sold bonds that were about to be called or refunded and purchased longer duration securities with 15 to 25 year maturities. We feel this strategy will work well in a declining interest rate environment.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTOR THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

Through October 2000, approximately 40% of new issues in the state were insured bonds. Although the portfolio saw a modest decline in AAA rated holdings compared to a year ago (from 62% to 55%), we will maintain a high percentage of these holdings for value and liquidity reasons. The Fund's AA rated issues increased slightly to 7%, while its BBB rated issues increased from 14% to 16%.3 This position should help generate additional income for the Fund.

During the period, we increased exposure to the transportation sector, while reducing holdings in health care related issues. We continue to like the transportation area due to California's commitment to improving the state's transportation infrastructure. This has contributed to increased supply and attractiveness of the bonds. The health care sector continues to come under increased financial pressure. Changing medical reimbursement policies in the managed care area has led us to focus on other areas of the market.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We feel the Fund is positioned for strong performance and will continue our "bottom up" approach of investing by seeking individual securities we feel will outperform the general market. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months. We do not anticipate any significant changes to the structure of the portfolio.

The outlook for the municipal bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady in recent months, the Fed's next move hinges on the direction of price and wage pressures. Inflation currently appears to be under control, but the Fed will be closely watching economic growth statistics, the labor market, and the prices of key commodities such as crude oil. Consequently, we will maintain a neutral stance with respect to the portfolio's duration (a measure of price sensitivity to interest-rate changes) in the near term.


(3) Bond ratings provided by a combination of Standard & Poor's and Moody's. Allocation percentages are based on total investment value of the portfolio as of 10/31/00.

(4) A portion of income may be subject to some State and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax
    (AMT). Tax equivalent yield based on a 39.6% Federal and 9.3% State tax brackets and the federal deduction of state taxes paid.

CALIFORNIA INSURED
  intermediate
    municipal fund

PORTFOLIO MANAGER:
JOSEPH PIRARO
VAN KAMPEN INVESTMENTS

Mr. Piraro is portfolio manager of both the WM California Municipal and the WM California Insured Intermediate Municipal Funds. He serves as Vice President at Van Kampen Investments and has been with the company since 1992.

PERFORMANCE REVIEW

The WM CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND (Class A shares) returned 7.37% (not adjusted for sales charge) for the 12-month period ended October 31, 2000. Long-term results have also been very favorable, as the Fund has averaged 6.09% per year since its inception (not adjusted for sales charge). As of October 31, 2000, the Fund's 30-day SEC Yield was 3.86% for A shares and 3.31% for B shares; on a tax equivalent basis, the yield was 7.05% for A shares and 6.04% for B shares.(4)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The most significant factor affecting the market's behavior during the past year has been generally rising interest rates, particularly for short-term bonds. The interest rate environment was the result of the Federal Reserve Board's commitment to keep inflation in check. As the economy threatened to overheat and push the prices of goods and services higher, the Fed reacted by increasing short-term interest rates. In fact, the Fed increased rates on four occasions during the reporting period, with the latest hike occurring in May.

               VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

                    Fund              Fund          Lehman
                  (Class A      (Class A shares;   Brothers
                 shares; not      adjusted for     Municipal
                 adjusted for   the maximum 4.5%     Bond         Inflation
                 sales charge)    sales charge)     Index(1)       (CPI)(1)
                 ------------- ------------------  ---------      ---------
Inception
4/4/94              10,000           9,550
                    10,172           9,714          1,0000          10,000
                    10,264           9,802          1,0087          10,007
Jun                 10,226           9,766          1,0025          10,007
                    10,410           9,942          1,0209          10,034
                    10,443           9,973          1,0245          10,068
Sep                 10,333           9,868          1,0094          10,102
                    10,181           9,723           9,914          10,117
                    10,039           9,587           9,735          10,124
Dec 94              10,175           9,717           9,949          10,158
                    10,468           9,997          10,234          10,185
                    10,793          10,308          10,531          10,226
Mar                 10,911          10,420          10,653          10,254
                    10,913          10,422          10,665          10,261
                    11,253          10,746          11,006          10,274
Jun                 11,117          10,617          10,910          10,274
                    11,257          10,751          11,013          10,315
                    11,430          10,916          11,153          10,357
Sep                 11,507          10,989          11,224          10,391
                    11,648          11,123          11,386          10,425
                    11,800          11,269          11,575          10,446
Dec 95              11,849          11,316          11,686          10,467
                    11,960          11,421          11,775          10,467
                    11,939          11,402          11,695          10,494
Mar                 11,775          11,245          11,546          10,515
                    11,754          11,225          11,513          10,550
                    11,733          11,205          11,509          10,542
Jun                 11,812          11,280          11,634          10,535
                    11,925          11,388          11,740          10,597
                    11,937          11,400          11,738          10,631
Sep                 12,028          11,487          11,902          10,686
                    12,153          11,607          12,036          10,728
                    12,359          11,803          12,255          10,748
Dec 96              12,312          11,758          12,203          10,755
                    12,348          11,792          12,227          10,775
                    12,418          11,859          12,339          10,796
Mar                 12,291          11,738          12,175          10,830
                    12,350          11,795          12,277          10,865
                    12,503          11,941          12,461          10,886
Jun                 12,634          12,065          12,594          10,886
                    12,929          12,347          12,943          10,920
                    12,836          12,258          12,821          10,954
Sep                 12,955          12,372          12,974          10,982
                    13,005          12,419          13,057          10,995
                    13,054          12,467          13,134          10,988
Dec 97              13,191          12,598          13,326          11,001
                    13,302          12,703          13,463          11,022
                    13,323          12,724          13,467          11,043
Mar                 13,277          12,679          13,479          11,064
                    13,216          12,621          13,419          11,084
                    13,402          12,799          13,631          11,104
Jun                 13,426          12,822          13,684          11,117
                    13,464          12,858          13,718          11,131
                    13,676          13,061          13,929          11,144
Sep                 13,888          13,263          14,103          11,158
                    13,888          13,263          14,103          11,185
                    13,899          13,274          14,153          11,185
Dec 98              13,884          13,259          14,188          11,178
                    14,034          13,403          14,357          11,205
                    13,974          13,345          14,294          11,219
Mar                 13,995          13,365          14,314          11,253
                    14,002          13,372          14,349          11,335
                    13,933          13,306          14,266          11,335
Jun                 13,746          13,128          14,061          11,335
                    13,825          13,203          14,111          11,369
                    13,809          13,188          13,999          11,396
Sep                 13,856          13,233          14,004          11,451
                    13,735          13,116          13,790          11,492
                    13,862          13,238          14,000          11,478
Dec 99              13,769          13,150          13,895          11,478
                    13,765          13,146          13,835          11,505
                    13,892          13,267          13,995          11,574
Mar                 14,104          13,470          14,302          11,669
                    14,044          13,412          14,218          11,676
                    14,013          13,382          14,144          11,683
Jun                 14,337          13,691          14,518          11,751
                    14,511          13,858          14,720          11,771
                    14,728          14,065          14,947          11,778
                    14,653          13,993          14,869          11,792
Oct 00              14,746          14,083          15,031          11,829

(1) Index total returns were calculated from 4/30/94 to 10/31/00. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The Lehman Brothers Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

CLASS A SHARES                                                                1 YEAR       5 YEAR   SINCE INCEPTION
                                                                                                    (APRIL 4, 1994)
    Fund (not adjusted for sales charge)                                       7.37%        4.83%        6.09%
    Fund (adjusted for the maximum 4.5% sales charge)                          2.49%        3.87%        5.35%
    Lehman Brothers Municipal Bond Index(1)                                    8.51%        5.71%        6.47%(1)

CLASS B SHARES                                                                1 YEAR       5 YEAR   SINCE INCEPTION
                                                                                                    (JULY 1, 1994)
    Fund (not adjusted for contingent deferred sales charge)                   6.57%        4.04%        5.15%
    Fund (adjusted for the maximum contingent deferred sales charge)           1.57%        3.88%        5.15%
    Lehman Brothers Municipal Bond Index(1)                                    8.51%        5.71%     6.60%1

PORTFOLIO composition(3)

AAA                      87%
Not Rated                 6%
A                         4%
BBB                       2%
AA                        1%

The strength of the economy and the Fed's ensuing rate hikes caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, bond markets rallied, as investors began to anticipate the end of the Fed's tightening cycle. By the end of October, short-term interest rates remained high, but rates in the intermediate- to long-term maturity segments of the market actually declined below the levels found at the beginning of the reporting period.

Interest rates have stabilized in recent months, as the Fed has reacted to slower growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the Consumer Price Index, peaked at 3.8% in March but then dropped back below the 3% level.

Supply in the municipal bond market was significantly lower compared to a year ago, because higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending costs that normally would have required municipal bond financing.

Because demand has held up, the lack of new issues in the primary market helped support bond prices. However, the somewhat limited selection of available securities forced us to be very selective in choosing new bonds for the Fund's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

In the intermediate range of the yield curve, 10-year California AAA rated insured securities yielded approxi-mately 5% at the beginning of the reporting period but then dropped to 4.5% by the end of the third quarter of 20005. These lower yields helped boost the prices of the bonds in the portfolio (yields move in the opposite direction of prices), which contributed to the Fund's strong performance during the period.

Municipal bond issuance in California was down 18% for the year, while only about 40% of these bonds were insured. Since the early 1990s, the state of California has diversified its economy, both regionally and by sector. The ratings of the state's general obligation bonds were upgraded by the two major rating services, Moody's and Standard & Poor's, in September 2000.

We continue to look for the best value along the yield curve, and we purchased securities in the 8 to 12 year maturity range during the period. Some bonds were sold and replaced with higher yielding issues, which increased the tax-exempt income generated by the Fund.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTOR THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund maintained a significant portion of AAA rated securities, which represented 87% of assets at the end of the period.3 Demand for high-quality California issues remained strong due to the state's booming economy. We intend to keep a high level of AAA rated securities in the portfolio, as we feel this sector will continue to outperform other rated securities.

We adjusted the Fund's sector concentrations, increasing exposure to single-family housing bonds and multi-family housing issues. Conversely, we decreased both higher education holdings and water and sewer issues. The Fund continued to be well diversified, with exposure to 13 different sectors.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

We feel the Fund is positioned for strong performance, and we will continue our "bottom up" approach of investing by seeking out individual securities we feel will outperform the general market. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months. We do not anticipate any significant changes to the structure of the portfolio. Overall, quality will continue to be an important emphasis in the portfolio.

The outlook for the municipal bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady in recent months, the Fed's next move hinges on the direction of price and wage pressures. Currently, inflation appears to be under control, but the Fed will be closely watching economic growth statistics, the labor market, and the prices of key commodities such as crude oil. Consequently, we will maintain a neutral stance with respect to the portfolio's duration (a measure of price sensitivity to interest rate changes) in the near term.

(3) Bond ratings provided by a combination of Standard & Poor's and Moody's. Allocation percentages are based on total investment value of the portfolio as of 10/31/00.

(4) A portion of income may be subject to some state and/or local taxes, and for certain investors, may be subject to the federal alternative minimum tax
    (AMT). Tax equivalent yield based on a 39.6% Federal and 9.3% State tax brackets and the federal deduction of state taxes paid.

(5) Insurance applies only to the timely repayment of principal and interest and does not eliminate market risk.

FLORIDA INSURED
    municipal fund

PORTFOLIO MANAGER:
THOMAS BYRON
VAN KAMPEN INVESTMENTS

The Fund is managed by Thomas Byron of Van Kampen Investments. Mr. Byron has been with Van Kampen Investments since 1981 and currently serves as Vice President. He received his BS in Finance from Marquette University and his MBA from DePaul University. Van Kampen has had management responsibilities for the Fund since January 1999.

PERFORMANCE REVIEW

THE WM FLORIDA INSURED MUNICIPAL FUND (Class A shares) returned 6.68% (not adjusted for sales charge) for the 12-month period ended October 31, 2000. Long-term results have also been very favorable, as the Fund has averaged 5.00% per year for the past five years (not adjusted for sales charge). The Fund will be merged into the WM TAX-EXEMPT BOND FUND in November 2000, taking advantage of increased fund assets as well as a larger supply of municipal securities. Please refer to pages 28-29 for detailed performance information regarding the WM TAX-EXEMPT BOND FUND.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 12-MONTH PERIOD ENDED OCTOBER 31, 2000, AND WHAT INVESTMENT TECHNIQUES WERE USED TO ADDRESS THOSE CONDITIONS?

The most significant factor affecting bond markets during the past 12 months was rising interest rates, particularly for the short end of the maturity spectrum. This was the result of the Federal Reserve Board's commitment to keeping inflation in check. As the economy showed signs of overheating, the Fed reacted by notching up short-term interest rates. The Fed increased short-term rates on four occasions during the reporting period, with the latest hike occurring in May.

                VALUE OF A $10,000 INVESTMENT (CLASS A SHARES)(2)

        NAV     Sales   Index   Inflation



                    Fund              Fund          Lehman
                  (Class A      (Class A shares;   Brothers
                 shares; not      adjusted for     Municipal
                 adjusted for   the maximum 4.5%     Bond         Inflation
                 sales charge)    sales charge)     Index(1)       (CPI)(1)
                 ------------- ------------------  ---------      ---------
Inception
6/7/93              10,000           9,550
                    10,050           9,598           10,000         10,000
                    10,083           9,629           10,013         10,049
                    10,387           9,920           10,221         10,084
Sep                 10,511          10,038           10,338         10,119
                    10,545          10,070           10,357         10,148
                    10,355           9,889           10,266         10,162
Dec 93              10,686          10,206           10,483         10,176
                    10,813          10,326           10,602         10,176
                    10,414           9,945           10,328         10,205
Mar                  9,797           9,356            9,907         10,226
                     9,893           9,448            9,992         10,268
                     9,970           9,521           10,079         10,275
Jun                  9,899           9,454           10,017         10,275
                    10,092           9,638           10,200         10,303
                    10,095           9,641           10,236         10,338
Sep                  9,960           9,512           10,086         10,373
                     9,675           9,240            9,906         10,388
                     9,410           8,987            9,727         10,395
Dec 94               9,780           9,340            9,941         10,430
                    10,043           9,591           10,225         10,458
                    10,362           9,896           10,523         10,500
Mar                 10,464           9,993           10,644         10,529
                    10,445           9,975           10,656         10,536
                    10,702          10,220           10,996         10,550
Jun                 10,495          10,022           10,901         10,550
                    10,587          10,111           11,004         10,592
                    10,758          10,274           11,144         10,634
Sep                 10,815          10,329           11,214         10,669
                    11,053          10,556           11,377         10,705
                    11,315          10,806           11,566         10,726
Dec 95              11,498          10,981           11,677         10,747
                    11,556          11,036           11,766         10,747
                    11,431          10,917           11,686         10,775
Mar                 11,156          10,654           11,536         10,797
                    11,134          10,633           11,504         10,833
                    11,147          10,645           11,499         10,825
Jun                 11,288          10,780           11,624         10,817
                    11,430          10,915           11,730         10,881
                    11,419          10,905           11,728         10,916
Sep                 11,597          11,076           11,892         10,973
                    11,729          11,201           12,026         11,016
                    11,944          11,407           12,245         11,037
Dec 96              11,891          11,356           12,193         11,043
                    11,880          11,345           12,216         11,064
                    12,001          11,461           12,329         11,085
Mar                 11,881          11,346           12,165         11,121
                    11,943          11,405           12,267         11,156
                    12,103          11,558           12,451         11,177
Jun                 12,240          11,689           12,584         11,177
                    12,647          12,078           12,932         11,213
                    12,537          11,973           12,811         11,248
Sep                 12,688          12,117           12,963         11,276
                    12,776          12,202           13,046         11,290
                    12,877          12,298           13,123         11,283
Dec 97              13,080          12,491           13,315         11,296
                    13,206          12,612           13,452         11,318
                    13,192          12,598           13,456         11,339
Mar                 13,208          12,613           13,468         11,361
                    13,159          12,567           13,407         11,381
                    13,342          12,741           13,619         11,402
Jun                 13,382          12,780           13,672         11,416
                    13,437          12,832           13,707         11,429
                    13,634          13,021           13,918         11,443
Sep                 13,805          13,183           14,092         11,457
                    13,795          13,174           14,092         11,485
                    13,849          13,226           14,141         11,485
Dec 98              13,864          13,240           14,176         11,478
                    13,997          13,367           14,345         11,506
                    13,940          13,312           14,282         11,520
Mar                 13,927          13,300           14,302         11,555
                    13,966          13,338           14,338         11,639
                    13,873          13,248           14,254         11,639
Jun                 13,642          13,028           14,049         11,639
                    13,657          13,043           14,100         11,674
                    13,470          12,864           13,987         11,702
Sep                 13,387          12,784           13,993         11,758
                    13,223          12,628           13,778         11,800
                    13,317          12,718           13,988         11,786
Dec 99              13,191          12,597           13,883         11,786
                    13,065          12,477           13,824         11,814
                    13,227          12,632           13,984         11,884
Mar                 13,548          12,938           14,290         11,982
                    13,416          12,812           14,206         11,989
                    13,299          12,701           14,132         11,996
Jun                 13,677          13,062           14,506         12,066
                    13,893          13,268           14,708         12,087
                    14,096          13,462           14,935         12,094
                    13,965          13,337           14,857         12,108
Oct 00              14,107          13,473           15,019         12,146

(1) Index total returns were calculated from 6/30/93 to 10/31/00. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The Consumer Price Index is a measurement of inflation for all urban consumers (CPI). The Lehman Brothers Index assumes reinvestment of all dividends/distributions, and does not reflect any asset-based charges for investment management or other expenses. Past investment performance does not guarantee future performance. The returns shown for the Fund assume reinvestment of all dividends/distributions by the shareholder. For comparative purposes, the benchmark's performance is shown as of the Fund's inception date not from the inception date of the benchmark.

    The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses and the Fund's custodian not allowed its fees to be reduced by credits.

(2) The performance of the Class B Shares was different than that indicated by the lines shown on the left for the Class A Shares, based on the differences in sales loads and fees paid by Class B shareholders.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/00

CLASS A SHARES                                                                1 YEAR      5 YEAR    SINCE INCEPTION
                                                                                                    (JUNE 7, 1993)
    Fund (not adjusted for sales charge)                                       6.68%       5.00%         4.76%
    Fund (adjusted for the maximum 4.5% sales charge)                          1.90%       4.04%         4.11%
    Lehman Brothers Municipal Bond Index1                                      8.51%       5.71%         5.27%(1)

CLASS B SHARES                                                                1 YEAR      5 YEAR    SINCE INCEPTION
                                                                                                     (JULY 1, 1994)
    Fund (not adjusted for contingent deferred sales charge)                   5.90%        4.21%        4.96%
    Fund (adjusted for the maximum contingent deferred sales charge)           0.90%        4.04%        4.96%
    Lehman Brothers Municipal Bond Index(1)                                    8.51%        5.71%        6.60%(1)

PORTFOLIO composition(3)

AAA                           89%
Not Rated                      7%
BBB                            4%

The strength of the economy and the Fed's ensuing rate hikes caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, bond markets rallied, as investors began to anticipate the end of the Fed's tightening cycle. By the end of October, short-term rates remained high, but interest rates in the intermediate- to long-term maturity market segments actually declined below the levels found at the beginning of the reporting period.

After the steady increase in short-term rates for most of the period, we have seen a more stable rate environment in recent months. The Fed left target lending rates unchanged in response to slower growth, a more efficient workforce output, and moderate inflation. The inflation rate, as measured by the Consumer Price Index, peaked at 3.8% in March but then dropped back below the 3% level.

Supply in the municipal bond market was significantly lower compared to a year ago, as higher interest rates limited the ability for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending costs that would normally require municipal bond financing.

Because demand has held up, the lack of new issues in the primary market helped support bond prices. However, the somewhat limited selection of available securities forced us to be very selective in choosing new bonds for the Fund's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?

The Fund's overall credit quality changed slightly during the period. The percentage of AAA bonds increased from 85% to 89%, while both the BBB and non-rated bonds decreased.3 We also changed the composition of the portfolio, decreasing public education bonds significantly and lowering the concentration of general purpose issues. As we repositioned the assets, we increased sector weightings in water and sewage, retail electric, transportation and health care bonds.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?

Because the Fund will be merged into the WM TAX-EXEMPT BOND FUND in November, the outlook for the Fund will be based on the national municipal market rather than just Florida municipalities. The prospects for the municipal bond market will be closely tied to the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady in recent months, the Fed's next move hinges on the direction of price and wage pressures. While inflation appears to be under control, the Fed will be closely watching economic growth statistics, the labor market, and the prices of key commodities such as crude oil. Consequently, after the merger, we will maintain a neutral stance with respect to the duration (a measure of price sensitivity to interest rate changes) of the WM TAX-EXEMPT BOND FUND in the near term.

(3) Bond ratings provided by a combination of Standard & Poor's and Moody's. Allocation percentages are based on total investment value of the portfolio as of 10/31/00.

STATEMENT OF ASSETS AND LIABILITIES
WM GROUP OF FUNDS
OCTOBER 31, 2000

                                                 EQUITY           GROWTH &       GROWTH             FUND             MID CAP
                                                 INCOME            INCOME        OF THE             GROWTH            STOCK
                                                  FUND              FUND        NORTHWEST            FUND              FUND
                                              ------------     --------------  ------------     --------------     ------------
ASSETS:
Investments, at value
  (See portfolio of investments):
  Securities ..............................   $  322,001,500   $1,613,342,422   $  650,384,120   $1,222,507,903   $  174,078,378
  Repurchase Agreements ...................       12,935,000       16,244,000       59,573,000             --         11,355,000
                                              --------------   --------------   --------------   --------------   --------------
    Total Investments (a) .................      334,936,500    1,629,586,422      709,957,120    1,222,507,903      185,433,378
Cash and/or foreign currency (b) ..........              834               17              314           20,829              419
Cash held as collateral for loaned
  securities (note 7) .....................          322,000        8,221,200        5,942,819       25,408,744        2,903,229
Net unrealized appreciation of forward
  foreign currency contracts (See portfolio
  of investments) .........................             --               --               --          3,449,624             --
Variation margin ..........................             --               --               --               --               --
Dividends and/or interest receivable ......        1,142,506        1,106,546           80,831           39,230           45,592
Receivable for Fund shares sold ...........          539,242        2,856,143        2,129,235        2,525,747          453,391
Receivable for investment securities sold .             --               --               --          6,712,849             --
Prepaid expenses ..........................            4,068           20,426            8,847           18,776            1,130
                                              --------------   --------------   --------------   --------------   --------------
    Total Assets ..........................      336,945,150    1,641,790,754      718,119,166    1,260,683,702      188,837,139
                                              --------------   --------------   --------------   --------------   --------------
LIABILITIES:
Net unrealized depreciation of forward
    foreign currency contracts (See
    portfolio of investments) .............             --               --               --               --               --
Payable upon return of securities loaned
  (note 7) ................................          322,000        8,221,200        5,942,819       25,408,744        2,903,229
Payable for Fund shares redeemed ..........          598,521        2,176,190          381,822        1,688,040           13,974
Payable for when-issued securities ........             --               --               --               --               --
Payable for investment securities purchased             --               --          3,167,254        9,034,464        2,855,428
Investment advisory fee payable ...........          162,153          682,569          342,321          842,749          109,651
Shareholder servicing and distribution
  fees payable ............................           77,930          331,535          187,042          475,445            3,387
Dividends payable .........................             --               --               --               --               --
Due to custodian ..........................             --               --               --               --               --
Accrued printing and postage expenses .....           40,052          158,426           78,722          240,419            3,421
Accrued expenses and other payables .......           71,958          283,545          139,843          254,101           65,861
                                              --------------   --------------   --------------   --------------   --------------
    Total Liabilities .....................        1,272,614       11,853,465       10,239,823       37,943,962        5,954,951
                                              --------------   --------------   --------------   --------------   --------------
NET ASSETS ................................   $  335,672,536   $1,629,937,289   $  707,879,343   $1,222,739,740   $  182,882,188
                                              ==============   ==============   ==============   ==============   ==============

(a) Investments, at cost ..................   $  291,856,518   $1,193,288,459   $  526,441,868   $  983,788,989   $  155,581,704
                                              ==============   ==============   ==============   ==============   ==============
(b) Cash and/or foreign currency,
          at cost .........................   $          834   $           17   $          314   $       20,829   $          419
                                              ==============   ==============   ==============   ==============   ==============


                                                 SMALL CAP     INTERNATIONAL      SHORT TERM      GOVERNMENT
                                                   STOCK           GROWTH           INCOME        SECURITIES        INCOME
                                                    FUND            FUND             FUND            FUND            FUND
                                                 ------------    ------------    ------------    ------------    ------------
ASSETS:
Investments, at value
   (See portfolio of investments):
   Securities .............................   $  333,906,934   $  172,228,531   $  114,649,959   $  459,556,274   $  446,478,001
   Repurchase Agreements ..................          935,000       13,748,000        1,632,000        9,264,000        4,154,000
                                              --------------   --------------   --------------   --------------   --------------
    Total Investments (a) .................      334,841,934      185,976,531      116,281,959      468,820,274      450,632,001
Cash and/or foreign currency (b) ..........          278,965             --               --                123            1,447
Cash held as collateral for loaned
  securities (note 7) .....................        3,011,741       11,333,480          145,425       17,131,734       59,582,802
Net unrealized appreciation of forward
  foreign currency contracts (See portfolio
  of investments) .........................             --               --               --               --               --
Variation margin ..........................             --               --              6,250             --               --
Dividends and/or interest receivable ......           25,556          306,845        1,481,072        3,227,364        7,746,189
Receivable for Fund shares sold ...........        1,101,107        1,163,254           24,702          431,512          926,124
Receivable for investment securities sold .        2,114,126        1,310,226            9,680            6,456             --
Prepaid expenses ..........................            4,387            3,124            2,028            6,493            5,273
                                              --------------   --------------   --------------   --------------   --------------
    Total Assets ..........................      341,377,816      200,093,460      117,951,116      489,623,956      518,893,836
                                              --------------   --------------   --------------   --------------   --------------
LIABILITIES:
Net unrealized depreciation of forward
  foreign currency contracts (See portfolio
  of investments) .........................             --            347,517             --               --               --
Payable upon return of securities loaned
  (note 7) ................................        3,011,741       11,333,480          145,425       17,131,734       59,582,802
Payable for Fund shares redeemed ..........          179,311           52,697          228,148          744,794          625,112
Payable for when-issued securities ........             --               --               --               --               --
Payable for investment securities purchased          958,008        1,534,686             --               --               --
Investment advisory fee payable ...........          230,417          149,148           42,728          198,965          192,586
Shareholder servicing and distribution
  fees payable ............................           71,291           16,269            7,219           82,898           61,087
Dividends payable .........................             --               --             25,152          299,853          276,991
Due to custodian ..........................             --             16,252           25,311             --               --
Accrued printing and postage expenses .....           83,322           31,954            9,873           49,582           40,554
Accrued expenses and other payables .......           90,479          105,562           41,798          113,905          123,868
                                              --------------   --------------   --------------   --------------   --------------
    Total Liabilities .....................        4,624,569       13,587,565          525,654       18,621,731       60,903,000
                                              --------------   --------------   --------------   --------------   --------------
NET ASSETS ................................   $  336,753,247   $  186,505,895   $  117,425,462   $  471,002,225   $  457,990,836
                                              ==============   ==============   ==============   ==============   ==============

(a) Investments, at cost ..................   $  307,886,600   $  171,880,872   $  117,651,672   $  474,048,771   $  455,595,205
                                              ==============   ==============   ==============   ==============   ==============
(b) Cash and/or foreign currency,
          at cost .........................   $      278,965   $         --     $         --     $          123   $        1,447
                                              ==============   ==============   ==============   ==============   ==============

                                                                                                 California
                                                                                                  Insured        Florida
                                                  High         Tax-Exempt       California      Intermediate     Insured
                                                 Yield            Bond          Municipal       Municipal       Municipal
                                                  Fund            Fund            Fund             Fund            Fund
                                               ------------    ------------    ------------    -------------    ------------
ASSETS:
Investments, at value
  (See portfolio of investments):
  Securities ..............................    $192,991,151    $233,096,934    $410,242,642    $  65,414,988    $ 13,590,755
  Repurchase Agreements ...................      13,831,000              --              --               --             --
                                               ------------    ------------     ------------   -------------    ------------
    Total Investments (a)   ...............     206,822,151     233,096,934     410,242,642       65,414,988      13,590,755
Cash and/or foreign currency (b)                        321              --           5,330          857,211          35,516
Cash held as collateral for loaned
  securities (note 7) .....................      27,039,665              --              --               --              --
Net unrealized appreciation of forward
  foreign currency contracts (See portfolio
  of investments) .........................              --              --              --               --              --
Variation margin  .........................              --              --              --               --              --
Dividends and/or interest receivable ......       3,402,928       3,520,815       5,699,422          839,332         199,860
Receivable for Fund shares sold ...........       1,119,584         137,640       2,264,693           55,226               3
Receivable for investment securities sold .              --              --       2,955,700          565,809              --
Prepaid expenses ..........................           1,942           3,670           5,938              980             277
                                               ------------     -----------     -----------       ----------      ----------
    Total Assets ..........................     238,386,591     236,759,059     421,173,725       67,733,546      13,826,411
                                               ------------     -----------     -----------       ----------      ----------
LIABILITIES:
Net unrealized depreciation of forward
  foreign currency contracts (See portfolio
  of investments) .........................             --               --               --               --               --
Payable upon return of securities loaned
  (note 7) ................................       27,039,665             --               --               --               --
Payable for Fund shares redeemed ..........          175,656          459,423          391,073           70,246             --
Payable for when-issued securities ........             --          2,059,820        4,133,670             --               --
Payable for investment securities purchased        1,625,750             --          5,520,868        2,170,680             --
Investment advisory fee payable ...........          109,340           99,035          171,409           27,535            5,901
Shareholder servicing and distribution
  fees payable ............................           29,020           66,135          186,297           36,360            6,497
Dividends payable .........................          177,365          318,909        1,642,097           56,436           25,154
Due to custodian ..........................             --             39,105             --               --               --
Accrued printing and postage expenses .....            4,564           22,318           28,326            6,020            1,647
Accrued expenses and other payables .......           64,806           52,793           73,195           24,025           20,385
                                              --------------   --------------   --------------   --------------   --------------
    Total Liabilities .....................       29,226,166        3,117,538       12,146,935        2,391,302           59,584
                                                                                --------------   --------------   --------------
NET ASSETS ................................   $  209,160,425   $  233,641,521   $  409,026,790   $   65,342,244   $   13,766,827
                                              ==============   ==============   ==============   ==============   ==============

(a) Investments, at cost ..................   $  219,493,103   $  220,626,247   $  396,865,637   $   63,531,930   $   13,114,899
                                              ==============   ==============   ==============   ==============   ==============
(b) Cash and/or foreign currency,
          at cost .........................   $          321   $         --     $        5,330   $      857,211   $       35,516
                                              ==============   ==============   ==============   ==============   ==============


                       See Notes to Financial Statements.

WM GROUP OF FUNDS
OCTOBER 31, 2000

                                                 EQUITY           GROWTH &       GROWTH             FUND             MID CAP
                                                 INCOME            INCOME        OF THE             GROWTH            STOCK
                                                  FUND              FUND        NORTHWEST            FUND              FUND
                                              ------------     --------------  ------------     --------------     ------------
NET ASSETS consist of:
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) ......................   $    1,246,605   $         --     $    1,100,920   $    9,027,956   $      210,393
                                              --------------   --------------   --------------   --------------   --------------
Accumulated net realized gain/(loss)
  on investments sold, futures contracts,
  closed written options, forward foreign
  currency contracts and foreign currency
  transactions ............................       24,310,939       70,141,211      100,606,990      143,898,698          683,534
Net unrealized appreciation/(depreciation)
  of investments, foreign currency, futures
  contracts, forward foreign currency
  contracts and other assets and liabilities      43,079,982      436,297,963      183,515,252      242,168,538       29,851,674
Paid-in capital ...........................      267,035,010    1,123,498,115      422,656,181      827,644,548      152,136,587
                                              --------------   --------------   --------------   --------------   --------------
      Total Net Assets ....................   $  335,672,536   $1,629,937,289   $  707,879,343   $1,222,739,740   $  182,882,188
                                              ==============   ==============   ==============   ==============   ==============
NET ASSETS:
Class A Shares ............................   $  191,850,389   $  662,085,656   $  442,253,395   $  341,777,488   $    2,451,283
                                              ==============   ==============   ==============   ==============   ==============
Class B Shares ............................   $   47,386,193   $  242,610,600   $  116,671,668   $  481,934,510   $    3,777,790
                                              ==============   ==============   ==============   ==============   ==============
Class I Shares ............................   $   96,435,954   $  725,241,033   $  148,954,280   $  399,027,742   $  176,653,115
                                              ==============   ==============   ==============   ==============   ==============
SHARES OUTSTANDING:
Class A Shares ............................       12,306,016       24,426,115       12,208,297       10,426,026          194,874
                                              ==============   ==============   ==============   ==============   ==============
Class B Shares ............................        3,053,369        9,159,450        3,418,984       15,657,162          302,054
                                              ==============   ==============   ==============   ==============   ==============
Class I Shares ............................        6,186,978       26,702,474        4,098,706       12,008,778       14,000,907
                                              ==============   ==============   ==============   ==============   ==============
CLASS A SHARES:
Net asset value per share of beneficial
  interest outstanding* ...................   $        15.59   $        27.11   $        36.23   $        32.78   $        12.58
                                              ==============   ==============   ==============   ==============   ==============
Maximum Sales Charge ......................             5.50%            5.50%            5.50%            5.50%            5.50%
                                              ==============   ==============   ==============   ==============   ==============
Maximum offering price per share of
  beneficial interest outstanding .........   $        16.50   $        28.69   $        38.34   $        36.49   $        13.31
                                              ==============   ==============   ==============   ==============   ==============
CLASS B SHARES:
Net asset value and offering price per
  share of beneficial interest outstanding*   $        15.52   $        26.49   $        34.12   $        30.78   $        12.51
                                              ==============   ==============   ==============   ==============   ==============
CLASS I SHARES:
Net asset value, offering and redemption
  price per share of beneficial interest
  outstanding                                 $        15.59   $        27.16   $        36.34   $        33.23   $        12.62
                                              ==============   ==============   ==============   ==============   ==============

        * Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.


                                                 SMALL CAP     INTERNATIONAL      SHORT TERM      GOVERNMENT
                                                   STOCK           GROWTH           INCOME        SECURITIES         INCOME
                                                    FUND            FUND             FUND            FUND             FUND
                                              --------------   --------------   --------------   --------------   --------------
NET ASSETS consist of:
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) ......................   $         --     $      347,911   $       37,793   $      166,896   $      217,028
                                              --------------   --------------   --------------   --------------   --------------
Accumulated net realized gain/(loss)
  on investments sold, futures contracts,
  closed written options, forward foreign
  currency contracts and foreign currency
  transactions ............................       41,267,417       11,358,690       (3,098,050)     (71,155,108)     (29,161,284)
Net unrealized appreciation/(depreciation)
  of investments, foreign currency, futures
  contracts, forward foreign currency
  contracts and other assets and liabilities      26,955,334       13,705,400       (1,415,026)      (5,228,497)      (4,963,204)
Paid-in capital ...........................      267,035,010    1,123,498,115      422,656,181      827,644,548      152,136,587
                                              --------------   --------------   --------------   --------------   --------------
       Total Net Assets ...................   $  336,753,247   $  186,505,895   $  117,425,462   $  471,002,225   $  457,990,836
                                              ==============   ==============   ==============   ==============   ==============
NET ASSETS:
Class A Shares ............................   $  132,273,560   $   29,006,239   $   20,223,741   $  168,727,658   $  131,665,343
                                              ==============   ==============   ==============   ==============   ==============
Class B Shares ............................   $   54,406,646   $   12,276,467   $    3,460,671   $   55,070,823   $   39,346,602
                                              ==============   ==============   ==============   ==============   ==============
Class I Shares ............................   $  150,073,041   $  145,223,189   $   93,741,050   $  247,203,744   $  286,978,891
                                              ==============   ==============   ==============   ==============   ==============
SHARES OUTSTANDING:
Class A Shares ............................        4,959,324        2,643,287        8,821,103       15,996,655       14,800,868
                                              ==============   ==============   ==============   ==============   ==============
Class B Shares ............................        2,181,992        1,146,953        1,509,640        5,224,600        4,409,679
                                              ==============   ==============   ==============   ==============   ==============
Class I Shares ............................        5,606,002       13,198,349       40,889,519       23,430,460       32,197,710
                                              ==============   ==============   ==============   ==============   ==============
CLASS A SHARES:
Net asset value per share of beneficial
  interest outstanding* ...................   $        26.67   $        10.97   $         2.29   $        10.55   $         8.90
                                              ==============   ==============   ==============   ==============   ==============
Maximum Sales Charge ......................             5.50%            5.50%            3.50%            4.50%            4.50%
                                              ==============   ==============   ==============   ==============   ==============
Maximum offering price per share of
  beneficial interest outstanding .........   $        28.22   $        11.61   $         2.37   $        11.05   $         9.32
                                              ==============   ==============   ==============   ==============   ==============
CLASS B SHARES:
Net asset value and offering price per
  share of beneficial interest outstanding*   $        24.93   $        10.70   $         2.29   $        10.54   $         8.92
                                              ==============   ==============   ==============   ==============   ==============
CLASS I SHARES:
Net asset value, offering and redemption
  price per share of beneficial interest
  outstanding                                 $        26.77   $        11.00   $         2.29   $        10.55   $         8.91
                                              ==============   ==============   ==============   ==============   ==============

                                                                                                 CALIFORNIA
                                                                                                  INSURED        FLORIDA
                                                  HIGH         TAX-EXEMPT       CALIFORNIA      INTERMEDIATE     INSURED
                                                 YIELD            BOND          MUNICIPAL       MUNICIPAL       MUNICIPAL
                                                  FUND            FUND            FUND             FUND            FUND
                                               ------------    ------------    ------------    -------------    ------------
NET ASSETS consist of:
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) ......................   $       32,695   $       84,427   $     (224,967)  $        3,028   $       35,375
                                              --------------   --------------   --------------   --------------   --------------
Accumulated net realized gain/(loss)
  on investments sold, futures contracts,
  closed written options, forward foreign
  currency contracts and foreign currency
  transactions ............................       (1,325,683)      (1,976,922)      (8,586,550)         519,922       (2,230,348)
Net unrealized appreciation/(depreciation)
  of investments, foreign currency,
  futures contracts, forward foreign
  currency contracts and other assets
  and liabilities .........................      (12,671,514)      12,470,687       13,377,005        1,883,058          475,856
Paid-in capital ...........................      223,124,927      223,063,329      404,461,302       62,936,236       15,485,944
                                              --------------   --------------   --------------   --------------   --------------
     Total Net Assets .....................   $  209,160,425   $  233,641,521   $  409,026,790   $   65,342,244   $   13,766,827
                                              ==============   ==============   ==============   ==============   ==============
NET ASSETS:
Class A Shares ............................   $    8,181,654   $  207,309,089   $  248,940,511   $   29,656,833   $    8,200,237
                                              ==============   ==============   ==============   ==============   ==============
Class B Shares ............................   $   32,881,431   $   26,332,432   $  160,086,279   $   35,685,411   $    5,566,590
                                              ==============   ==============   ==============   ==============   ==============
Class I Shares ............................   $  168,097,340             --               --               --               --
                                              ==============                                                      ==============
SHARES OUTSTANDING:
Class A Shares ............................          962,669       27,441,170       23,036,384        2,804,350          839,910
                                              ==============   ==============   ==============   ==============   ==============
Class B Shares ............................        3,852,070        3,485,582       14,814,017        3,374,375          570,173
                                              ==============   ==============   ==============   ==============   ==============
Class I Shares ............................       19,816,362             --               --               --               --
                                              ==============
CLASS A SHARES:
Net asset value per share
  of beneficial interest
  outstanding* ............................   $         8.50   $         7.55   $        10.81   $        10.58   $         9.76
                                              ==============   ==============   ==============   ==============   ==============
Maximum Sales Charge ......................             4.50%            4.50%            4.50%            4.50%            4.50%
                                              ==============   ==============   ==============   ==============   ==============
Maximum offering price per sha
  interest outstanding ....................   $         8.90   $         7.91   $        11.32   $        11.08   $        10.22
                                              ==============   ==============   ==============   ==============   ==============
CLASS B SHARES:
Net asset value and offering
  price per share of beneficial
  interest outstanding* ...................   $         8.54   $         7.55   $        10.81   $        10.58   $         9.76
                                              ==============   ==============   ==============   ==============   ==============
CLASS I SHARES:
Net asset value, offering and redemption
  price per share of beneficial interest
  outstanding .............................   $         8.48             --               --               --               --
                                              ==============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2000



                                           EQUITY          GROWTH &       GROWTH FUND                         MID CAP
                                           INCOME           INCOME          OF THE           GROWTH           STOCK
                                            FUND             FUND          NORTHWEST          FUND             FUND*
                                       -------------    -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends ..........................   $   5,733,207    $  16,515,958    $   5,451,923    $   2,505,808    $     729,045
Foreign withholding tax on
   dividend income .................            --            (61,974)            --            (33,542)            --
Interest ...........................       6,761,824          899,586        2,345,858        8,658,671          337,768
Foreign withholding tax on
  interest income ..................            --               --               --               --               --
Securities lending income (note 7) .          30,052            5,921          294,055          203,907           26,078
                                       -------------    -------------    -------------    -------------    -------------
Total investment income ............      12,525,083       17,359,491        8,091,836       11,334,844        1,092,891
                                       -------------    -------------    -------------    -------------    -------------
EXPENSES:
Investment advisory fee ............       1,722,143        7,855,270        3,755,021       10,587,686          739,509
Custodian fees .....................          32,299           98,221           42,004          190,711            8,538
Legal and audit fees ...............          35,117          107,108           49,035           87,045           25,649
Registration and filing fees .......          31,206          113,749          128,434           42,482           63,895
Printing and postage expenses ......          92,850          354,974          200,899          566,620            4,313
Other ..............................         127,022          526,741          193,407          455,668           22,291
Shareholder servicing and
  distribution fees:
  Class A Shares ...................         518,879        1,675,508        1,079,800          891,346            2,165
  Class B Shares ...................         584,816        2,398,306        1,080,927        4,461,801           11,505
Transfer agent fees:
  Class A Shares ...................         150,944          575,413          312,751          537,146            2,338
  Class B Shares ...................          72,957          437,070          157,418          665,701            3,299
Fees waived and/or expenses
  reimbursed by the investment
  advisor and/or distributor .......            --               --               --           (712,482)            --
                                       -------------    -------------    -------------    -------------    -------------
Total expenses .....................       3,368,233       14,142,360        6,999,696       17,773,724          883,502
Fees reduced by credits
  allowed by the custodian .........          (2,110)          (5,871)          (8,780)         (25,283)          (1,004)
                                       -------------    -------------    -------------    -------------    -------------
Net expenses .......................       3,366,123       14,136,489        6,990,916       17,748,441          882,498
                                       -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME/(LOSS) .......       9,158,960        3,223,002        1,100,920       (6,413,597)         210,393
                                       -------------    -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
Security transactions ..............      29,109,687       77,329,909      105,954,776      169,201,406          683,534
Foward foreign currency contracts
  and foreign currency
  transactions .....................            --               --               --         16,436,922             --
Futures contracts ..................            --               --               --               --               --
                                       -------------    -------------    -------------    -------------    -------------
Net realized gain/(loss) on
  investment transactions ..........      29,109,687       77,329,909      105,954,776      185,638,328          683,534
                                       -------------    -------------    -------------    -------------    -------------
Change in unrealized appreciation/
  (depreciation) of:
  Securities .......................      (1,244,383)     117,570,097       15,243,383       23,189,289       29,851,674
  Forward foreign currency contracts            --               --               --          2,454,255             --
  Foreign currency, futures contracts
    and other assets and liabilities            --               --               --                 11             --
                                       -------------    -------------    -------------    -------------    -------------
  Net change in unrealized
    appreciation/(depreciation)
    of investment transactions .....      (1,244,383)     117,570,097       15,243,383       25,643,555       29,851,674
                                       -------------    -------------    -------------    -------------    -------------
Net realized and unrealized gain/
  (loss)  on investment transactions      27,865,304      194,900,006      121,198,159      211,281,883       30,535,208
                                       -------------    -------------    -------------    -------------    -------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ........   $  37,024,264    $ 198,123,008    $ 122,299,079    $ 204,868,286    $  30,745,601
                                       =============    =============    =============    =============    =============

* The Mid Cap Stock Fund commenced operations on March 1, 2000.


                                                                                             U.S.
                                       SMALL CAP       INTERNATIONAL     SHORT TERM       GOVERNMENT
                                         STOCK             GROWTH           INCOME        SECURITIES         INCOME
                                          FUND              FUND             FUND            FUND             FUND
                                      -------------    -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends ..........................  $     762,792    $   3,016,283    $        --      $        --      $      50,984
Foreign withholding tax on
   dividend income .................           --           (241,811)            --               --               --
Interest ...........................        351,571          394,916        8,885,002       32,631,921       30,892,186
Foreign withholding tax on
  interest income ..................           --               --             (6,122)            --               --
Securities lending income (note 7) .        151,732           40,165            3,996           15,263           63,854
                                      -------------    -------------    -------------    -------------    -------------
Total investment income ............      1,266,095        3,209,553        8,882,876       32,647,184       31,007,024
                                      -------------    -------------    -------------    -------------    -------------
EXPENSES:
Investment advisory fee ............      2,342,203        1,974,607          678,793        2,307,217        1,938,925
Custodian fees .....................         31,598          195,429           17,094           50,484           82,192
Legal and audit fees ...............         33,763           37,594           27,412           46,827           36,197
Registration and filing fees .......         27,467           23,179           20,456           42,710           77,538
Printing and postage expenses ......        178,553           67,295            6,187           94,794           77,040
Other ..............................        100,710           93,252           60,032          194,680          145,882
Shareholder servicing and
  distribution fees:
  Class A Shares ...................        352,165           78,432           57,480          471,406          368,867
  Class B Shares ...................        524,487          138,649           39,149          610,707          401,855
Transfer agent fees:
  Class A Shares ...................        265,430          123,016          102,347          283,519          249,238
  Class B Shares ...................        137,825           47,254            9,807           60,131           51,275
Fees waived and/or expenses
  reimbursed by the investment
  advisor and/or distributor .......           --               --           (399,616)        (158,232)            --
                                      -------------    -------------    -------------    -------------    -------------
Total expenses .....................      3,994,201        2,778,707          619,141        4,004,243        3,429,009
Fees reduced by credits
  allowed by the custodian .........         (7,859)          (1,058)          (2,667)          (1,291)         (33,514)
                                      -------------    -------------    -------------    -------------    -------------
Net expenses .......................      3,986,342        2,777,649          616,474        4,002,952        3,395,495
                                      -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME/(LOSS) .......     (2,720,247)         431,904        8,266,402       28,644,232       27,611,529
                                      -------------    -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
Security transactions ..............     51,380,726       18,143,721         (898,239)      (1,911,166)       1,094,450
Foward foreign currency contracts
  and foreign currency
  transactions .....................           --         (1,613,636)            --               --               --
Futures contracts ..................           --               --            (50,621)            --               --
                                      -------------    -------------    -------------    -------------    -------------
Net realized gain/(loss) on
  investment transactions ..........     51,380,726       16,530,085         (948,860)      (1,911,166)       1,094,450
                                      -------------    -------------    -------------    -------------    -------------
Change in unrealized appreciation/
  (depreciation) of:
  Securities .......................      4,624,844      (10,266,838)         563,490        3,272,397       (3,150,240)
  Forward foreign currency contracts           --            (71,535)            --               --               --
  Foreign currency, futures contracts
    and other assets and liabilities           --            (31,056)        (160,622)            --               --
                                      -------------    -------------    -------------    -------------    -------------
  Net change in unrealized
    appreciation/(depreciation)
    of investment transactions .....      4,624,844      (10,369,429)         402,868        3,272,397       (3,150,240)
                                      -------------    -------------    -------------    -------------    -------------
Net realized and unrealized gain/
  (loss)  on investment transactions     56,005,570        6,160,656         (545,992)       1,361,231       (2,055,790)
                                      -------------    -------------    -------------    -------------    -------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ........  $  53,285,323    $   6,592,560    $   7,720,410    $  30,005,463    $  25,555,739
                                      =============    =============    =============    =============    =============

                                                                                           CALIFORNIA
                                                                                            INSURED            FLORIDA
                                            HIGH         TAX-EXEMPT        CALIFORNIA      INTERMEDIATE       INSURED
                                           YIELD             BOND          MUNICIPAL         MUNICIPAL       MUNICIPAL
                                            FUND             FUND             FUND             FUND             FUND
                                       -------------    -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends ..........................   $   1,300,511    $        --      $        --      $        --      $        --
Foreign withholding tax on
   dividend income .................            --               --               --               --               --
Interest ...........................      15,885,930       15,469,046       24,494,024        3,277,066          981,248
Foreign withholding tax on
  interest income ..................         (55,748)            --               --               --               --
Securities lending income (note 7) .          69,916             --               --               --               --
                                       -------------    -------------    -------------    -------------    -------------
Total investment income ............      17,200,609       15,469,046       24,494,024        3,277,066          981,248
                                       -------------    -------------    -------------    -------------    -------------
EXPENSES:
Investment advisory fee ............         963,117        1,225,541        1,985,499          320,907           83,433
Custodian fees .....................          17,272           24,170           46,662           13,224            5,929
Legal and audit fees ...............          23,400           31,937           39,828           16,446           15,743
Registration and filing fees .......          70,610           22,863           15,780           14,886           23,089
Printing and postage expenses ......           2,634           49,878           65,407           11,853            3,549
Other ..............................          45,371           98,146          153,050           34,254           12,529
Shareholder servicing and
  distribution fees:
  Class A Shares ...................          18,513          551,361          637,801           73,293           25,790
  Class B Shares ...................         271,182          252,591        1,419,793          348,644           63,704
Transfer agent fees:
  Class A Shares ...................           8,567          127,511          123,898           12,597            6,159
  Class B Shares ...................          16,201           10,948           42,435           12,005            2,544
Fees waived and/or expenses
  reimbursed by the investment
  advisor and/or distributor .......            --            (38,920)            --               --               --
                                       -------------    -------------    -------------    -------------    -------------
Total expenses .....................       1,436,867        2,356,026        4,530,153          858,109          242,469
Fees reduced by credits
  allowed by the custodian .........         (14,570)          (8,975)         (28,855)         (12,763)          (5,777)
                                       -------------    -------------    -------------    -------------    -------------
Net expenses .......................       1,422,297        2,347,051        4,501,298          845,346          236,692
                                       -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME/(LOSS) .......      15,778,312       13,121,995       19,992,726        2,431,720          744,556
                                       -------------    -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS:
Realized gain/(loss) from:
Security transactions ..............      (1,108,841)         900,599       (3,610,988)         497,850          185,699
Foward foreign currency contracts
  and foreign currency
  transactions .....................         (20,360)            --               --               --               --
Futures contracts ..................            --            (27,061)        (836,600)          25,188          (55,579)
                                       -------------    -------------    -------------    -------------    -------------
Net realized gain/(loss) on
  investment transactions ..........      (1,129,201)         873,538       (4,447,588)         523,038          130,120
                                       -------------    -------------    -------------    -------------    -------------
Change in unrealized appreciation/
  (depreciation) of:
  Securities .......................     (10,586,657)       3,162,237       17,526,109        1,227,571          117,846
  Forward foreign currency contracts           9,407             --               --               --               --
  Foreign currency, futures contracts
    and other assets and liabilities            (532)         242,617          182,058             --               --
                                       -------------    -------------    -------------    -------------    -------------
  Net change in unrealized
    appreciation/(depreciation)
    of investment transactions .....     (10,577,782)       3,404,854       17,708,167        1,227,571          117,846
                                       -------------    -------------    -------------    -------------    -------------
Net realized and unrealized gain/
  (loss)  on investment transactions     (11,706,983)       4,278,392       13,260,579        1,750,609          247,966
                                       -------------    -------------    -------------    -------------    -------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ........   $   4,071,329    $  17,400,387    $  33,253,305    $   4,182,329    $     992,522
                                       =============    =============    =============    =============    =============

STATEMENTS OF CHANGES IN NET ASSETS
WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2000

                                            EQUITY           GROWTH &        GROWTH              FUND             MID CAP
                                            INCOME            INCOME         OF THE             GROWTH            STOCK
                                             FUND              FUND         NORTHWEST            FUND              FUND
                                         ------------     --------------   ------------     --------------     ------------
Net investment income/(loss) .........   $   9,158,960    $   3,223,002    $   1,100,920    $  (6,413,597)   $     210,393
Net realized gain/(loss) on
  investment transactions ............      29,109,687       77,329,909      105,954,776      185,638,328          683,534
Net change in unrealized appreciation/
  (depreciation) of investment
  transactions .......................      (1,244,383)     117,570,097       15,243,383       25,643,555       29,851,674
                                         -------------    -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations ..........      37,024,264      198,123,008      122,299,079      204,868,286       30,745,601
Distributions to shareholders from:
  Net investment income:
    Class A Shares ...................      (6,905,223)        (747,466)            --               --               --
    Class B Shares ...................      (1,465,739)            --               --               --               --
    Class I Shares ...................        (593,398)      (2,475,536)            --               --               --
  Distributions in excess of
    net investment income:
    Class A Shares ...................            --               --               --               --               --
    Class B Shares ...................            --               --               --               --               --
    Class I Shares ...................         (33,577)            --               --               --               --
  Net realized gains on investments:
    Class A Shares ...................      (7,152,213)     (23,318,555)     (43,607,604)     (31,348,136)            --
    Class B Shares ...................      (2,218,969)      (7,955,993)     (10,627,788)     (33,045,218)            --
    Class I Shares ...................            --        (15,881,027)        (823,473)     (50,654,245)            --
Net increase/(decrease) in net assets
  from Fund share transactions:
    Class A Shares ...................     (61,449,288)    (106,959,291)      50,293,244       77,133,035        2,229,928
    Class B Shares ...................     (30,814,769)     (11,747,378)      28,078,251      252,727,462        3,524,669
    Class I Shares ...................      92,050,285      200,219,569      139,527,513      (50,178,596)     146,381,990
                                         -------------   --------------    -------------   --------------   --------------
Net increase/(decrease) in net assets       18,441,373      229,257,331      285,139,222      369,502,588      182,882,188
NET ASSETS:
Beginning of year ....................     317,231,163    1,400,679,958      422,740,121      853,237,152             --
                                         -------------   --------------    --------------   --------------   --------------
End of year ..........................   $ 335,672,536   $1,629,937,289    $ 707,879,343    $1,222,739,740   $ 182,882,188
                                         =============   ==============    =============   ==============   ==============
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) at end of year ..   $   1,246,605    $        --      $   1,100,920    $   9,027,956    $     210,393
                                         =============    =============    =============    =============    =============

* The Mid Cap Stock Fund commenced operations on March 1, 2000.


                                            SMALL CAP      INTERNATIONAL        SHORT TERM       GOVERNMENT
                                              STOCK           GROWTH             INCOME          SECURITIES         INCOME
                                               FUND            FUND               FUND              FUND             FUND
                                          -------------    -------------       -------------    -------------    -------------

Net investment income/(loss) .........    $  (2,720,247)   $     431,904       $   8,266,402    $  28,644,232    $  27,611,529
Net realized gain/(loss) on
  investment transactions ............       51,380,726       16,530,085            (948,860)      (1,911,166)       1,094,450
Net change in unrealized appreciation/
  (depreciation) of investment
  transactions .......................        4,624,844      (10,369,429)            402,868        3,272,397       (3,150,240)
                                          -------------    -------------       -------------    -------------    -------------
Net increase in net assets
  resulting from operations ..........       53,285,323        6,592,560           7,720,410       30,005,463       25,555,739
Distributions to shareholders from:
  Net investment income:
    Class A Shares ...................             --               --            (1,278,299)     (11,458,108)     (10,338,428)
    Class B Shares ...................             --               --              (195,897)      (3,273,470)      (2,522,065)
    Class I Shares ...................             --         (3,268,236)         (6,797,219)     (13,700,499)     (14,806,027)
  Distributions in excess of
    net investment income:
    Class A Shares ...................             --           (354,293)               --               --             (1,687)
    Class B Shares ...................             --            (67,963)               --               --               (460)
    Class I Shares ...................             --               --                  --               --             (2,288)
  Net realized gains on investments:
    Class A Shares ...................      (12,252,014)            (691)               --               --               --
    Class B Shares ...................       (4,148,715)            (305)               --               --               --
    Class I Shares ...................             --             (3,613)               --               --               --
Net increase/(decrease) in net assets
  from Fund share transactions:
    Class A Shares ...................        4,291,201          156,335         (52,826,734)     (38,803,038)       2,804,513
    Class B Shares ...................       17,337,026        1,716,595          (1,129,236)     (17,569,598)      (2,994,453)
    Class I Shares ...................      157,141,454      (21,594,050)        (44,714,540)      60,774,836      210,826,187
                                          -------------    -------------       -------------    -------------    -------------
Net increase/(decrease) in net assets       215,654,275      (16,823,661)        (53,185,767)      (8,048,110)     166,913,480
NET ASSETS:
Beginning of year ....................      121,098,972      203,329,556         170,611,229      479,050,335      291,077,356
                                          -------------    -------------       -------------    -------------    -------------
End of year ..........................    $ 336,753,247    $ 186,505,895       $ 117,425,462    $ 471,002,225    $ 457,990,836
                                          =============    =============       =============    =============    =============
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) at end of year ..    $        --     $     347,911        $      37,793    $     166,896    $     217,028
                                         =============    =============        =============    =============    =============



                                                                                            California
                                                                                               Insured         Florida
                                                High         Tax-Exempt      California     Intermediate       Insured
                                               Yield            Bond          Municipal       Municipal       Municipal
                                               Fund            Fund            Fund             Fund            Fund
                                         -------------    -------------    -------------    -------------    -------------


Net realized gain/(loss) on

Net investment income/(loss) .........   $  15,778,312    $  13,121,995    $  19,992,726    $   2,431,720    $     744,556
  investment transactions ............      (1,129,201)         873,538       (4,447,588)         523,038          130,120
  (depreciation) of investment
  transactions .......................      (3,150,240)     (10,577,782)       3,404,854       17,708,l67        1,227,571
                                         -------------    -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations ..........       4,071,329       17,400,387       33,253,305        4,182,329          992,522
Distributions to shareholders from:
  Net investment income:
    Class A Shares ...................        (739,027)     (11,915,858)     (13,435,754)      (1,229,926)        (500,004)
    Class B Shares ...................      (2,511,475)      (1,173,152)      (6,395,781)      (1,201,794)        (261,201)
    Class I Shares ..................      (12,484,162)            --               --               --               --
  Distributions in excess of
    net investment income:
    Class A Shares ...................            --               --               --               --               --
    Class B Shares ...................            --               --               --               --               --
    Class I Shares ...................            --               --               --               --               --
  Net realized gains on investments:
    Class A Shares ...................            --               --               --            (76,974)            --
    Class B Shares ...................            --               --               --            (86,506)            --
    Class I Shares ...................            --               --               --               --               --
Net increase/(decrease) in net assets
  from Fund share transactions:
    Class A Shares ...................       2,804,513      (44,342,808)     (43,343,707)      (2,301,750)      (3,948,860)
    Class B Shares ...................      13,248,802          799,613       21,178,631         (696,209)      (1,803,101)
    Class I Shares ...................     133,021,434             --               --               --               --
                                         -------------    -------------    -------------    -------------    -------------
Net increase/(decrease) in net assets      137,411,414      (39,231,818)      (8,743,306)      (1,410,830)      (5,520,644)
NET ASSETS:
Beginning of year ....................      71,749,011      272,873,339      417,770,096       66,753,074       19,287,471
                                         -------------    -------------    -------------    -------------    -------------
End of year ..........................   $ 209,160,425    $ 233,641,521    $ 409,026,790    $  65,342,244    $  13,766,827
                                         =============    =============    =============    =============    =============
Undistributed net investment income/
  (accumulated net investment loss/
  distributions in excess of net
  investment income) at end of year ..   $      32,695    $      84,427    $    (224,967)   $       3,028    $      35,375
                                         =============    =============    =============    =============    =============

                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS (continued)
WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 1999


                                                                               GROWTH
                                             EQUITY            GROWTH &         FUND                           SMALL CAP
                                             INCOME            INCOME          OF THE           GROWTH           STOCK
                                              FUND              FUND          NORTHWEST          FUND             FUND
                                            --------           ------         ---------         ------         ---------
Net investment income/(loss) ......       $  8,790,002    $    3,761,794    $ (1,305,535)    $ (4,689,670)    $ (1,688,508)
Net realized gain/(loss) on
  investment transactions .........         12,594,357        55,169,792      64,144,998      158,802,856       20,786,767
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions ......          5,658,178       185,462,770      94,783,487      160,224,429       23,844,762
                                          ------------    --------------    ------------     ------------     ------------
Net increase/(decrease) in
  net assets resulting
  from operations .................         27,042,537       244,394,356     157,622,950      314,337,615       42,943,021
Distributions to shareholders
  from:
Net investment income:
Class A Shares ....................         (7,559,965)       (2,602,496)           --               --               --
Class B Shares ....................         (1,559,681)             --              --               --               --
Class S Shares ....................               (644)             --              --               --               --
Class I Shares ....................               --          (1,790,653)           --               --               --
Distributions in excess of net
  investment income:
Class A Shares ....................               --                --              --               --               --
Class B Shares ....................               --                --              --               --               --
Class S Shares ....................               --                --              --               --               --
Class I Shares ....................               --                --              --               --               --
Net realized gains on investments:
Class A Shares ....................           (803,912)         (121,462)           --        (10,715,680)     (14,838,773)
Class B Shares ....................           (208,365)             --              --         (4,454,756)      (3,867,191)
Class S Shares ....................               (108)             --              --         (1,204,673)        (743,226)
Class I Shares ....................               --             (54,140)           --        (12,516,104)      (4,308,281)
Net increase/(decrease) in net
  assets from
Fund share transactions:
Class A Shares ....................        (70,804,319)       30,439,066     (35,387,914)       8,149,895        9,931,687
Class B Shares ....................         (2,071,336)       83,250,940       4,440,907      133,358,773       (7,912,489)
Class S Shares ....................            (31,483)      (10,388,888)           --         (5,835,817)      (1,239,975)
Class I Shares ....................               --         240,602,040       5,831,437      156,967,682      (25,943,679)
                                          ------------    --------------    ------------     ------------     ------------
Net increase/(decrease) in
  net assets ......................        (55,997,276)      583,728,763     132,507,380      578,086,935       (5,978,906)
NET ASSETS:
Beginning of year .................        373,228,439       816,951,195     290,232,741      275,150,217      127,077,878
                                          ------------    --------------    ------------     ------------     ------------
End of year .......................       $317,231,163    $1,400,679,958    $422,740,121     $853,237,152     $121,098,972
                                          ============    ==============    ============     ============     ============
Undistributed net investment income/
(accumulated net investment
  loss/distributions in excess
  of net investment income)
  at end of year ..................       $  1,073,876    $         --      $       --       $   (995,369)    $       --
                                          ============    ================  ============     ============     ============








                                                                             U.S.
                                        INTERNATIONAL    SHORT TERM       GOVERNMENT                        HIGH
                                           GROWTH          INCOME         SECURITIES       INCOME          YIELD
                                            FUND            FUND            FUND            FUND            FUND
                                        -------------   ------------      ----------       ------          -----
Net investment income/(loss) ......     $    843,589    $  7,175,214    $ 23,601,734    $ 19,831,823    $  4,584,562
Net realized gain/(loss) on
  investment transactions .........       13,555,859        (389,404)       (363,292)        543,055      (1,485,288)
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions ......       30,732,015      (2,356,159)    (18,492,115)    (15,134,079)       (425,579)
                                        ------------    ------------    ------------    ------------    ------------
Net increase/(decrease) in
  net assets resulting
  from operations .................       45,131,463       4,429,651       4,746,327       5,240,799       3,939,950
Distributions to shareholders
  from:
Net investment income:
Class A Shares ....................         (910,893)     (3,192,387)    (15,781,217)    (15,130,951)       (953,604)
Class B Shares ....................         (103,845)       (179,144)     (2,500,924)     (2,350,704)     (1,025,321)
Class S Shares ....................         (224,002)        (41,351)       (145,020)        (58,122)         (1,605)
Class I Shares ....................       (3,219,638)     (3,800,419)     (4,534,753)     (2,290,516)     (2,604,114)
Distributions in excess of net
  investment income:
Class A Shares ....................             --              --          (143,587)           --              --
Class B Shares ....................             --              --           (22,755)           --              --
Class S Shares ....................             --              --            (1,319)           --              --
Class I Shares ....................             --              --           (41,260)           --              --
Net realized gains on investments:
Class A Shares ....................         (372,771)           --              --              --           (70,737)
Class B Shares ....................          (45,270)           --              --              --           (24,411)
Class S Shares ....................          (95,194)           --              --              --              (126)
Class I Shares ....................       (1,275,498)           --              --              --           (19,594)
Net increase/(decrease) in net
  assets from
Fund share transactions:
Class A Shares ....................       (9,815,055)     (4,480,357)    (31,267,391)    (30,452,925)     (5,334,713)
Class B Shares ....................        6,184,898       1,125,254      46,467,913      10,384,366      18,703,424
Class S Shares ....................       (8,285,762)       (911,044)     (6,157,509)     (1,597,339)        (25,952)
Class I Shares ....................       36,683,497     138,773,018     148,054,667      70,649,258      44,142,123
                                        ------------    ------------    ------------    ------------    ------------
Net increase/(decrease) in
  net assets ......................       63,651,930     131,723,221     138,673,172      34,393,866      56,725,320
NET ASSETS:
Beginning of year .................      139,677,626      38,888,008     340,377,163     256,683,490      15,023,691
                                        ------------    ------------    ------------    ------------    ------------
End of year .......................     $203,329,556    $170,611,229    $479,050,335    $291,077,356    $ 71,749,011
                                        ============    ============    ============    ============    ============
Undistributed net investment income/
(accumulated net investment
  loss/distributions in excess
  of net investment income)
  at end of year ..................     $  3,391,053    $     49,071    $       --      $     54,991    $      9,408
                                        ============    ============    ============    ============    ============





                                                                          CALIFORNIA
                                                                             INSURED        FLORIDA
                                          TAX-EXEMPT      CALIFORNIA      INTERMEDIATE      INSURED
                                             BOND          MUNICIPAL       MUNICIPAL       MUNICIPAL
                                             FUND            FUND            FUND            FUND
                                          ----------      ----------      ------------     ----------
Net investment income/(loss) ......      $ 15,653,997    $ 18,878,860    $  2,532,518    $    959,178
Net realized gain/(loss) on
  investment transactions .........        (4,085,194)        163,654
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions ......       (25,049,570)    (31,508,821)     (3,715,242)     (1,726,040)
                                         ------------    ------------    ------------    ------------
Net increase/(decrease) in
  net assets resulting
  from operations .................       (10,880,861)    (16,715,155)     (1,019,070)       (949,188)
Distributions to shareholders
  from:
Net investment income:
Class A Shares ....................       (14,755,966)    (15,504,606)     (1,542,848)       (672,564)
Class B Shares ....................          (956,931)     (3,858,984)       (998,452)       (289,752)
Class S Shares ....................              (157)            (34)            (24)
Class I Shares ....................               (45)            (40)            (33)            (42)
Distributions in excess of net
  investment income:
Class A Shares ....................              --              --              --              --
Class B Shares ....................              --              --              --              --
Class S Shares ....................              --              --              --              --
Class I Shares ....................              --              --              --              --
Net realized gains on investments:
Class A Shares ....................              --        (1,424,459)       (551,842)           --
Class B Shares ....................              --          (278,985)       (380,181)           --
Class S Shares ....................              --               (36)            (26)           --
Class I Shares ....................              --                (6)            (17)           --
Net increase/(decrease) in net
  assets from
Fund share transactions:
Class A Shares ....................       (28,830,750)     23,495,259      (3,869,985)     (2,585,525)
Class B Shares ....................         9,791,011      94,783,391      13,625,253       1,916,021
Class S Shares ....................            (1,317)         (6,066)         (1,171)           (495)
Class I Shares ....................            (1,087)         (1,139)         (1,133)         (1,130)
                                         ------------    ------------    ------------    ------------
Net increase/(decrease) in
  net assets ......................       (45,635,963)     80,489,017       5,260,461      (2,582,699)
NET ASSETS:
Beginning of year .................       318,509,302     337,281,079      61,492,613      21,870,170
                                         ------------    ------------    ------------    ------------
End of year .......................      $272,873,339    $417,770,096    $ 66,753,074    $ 19,287,471
                                         ============    ============    ============    ============
Undistributed net investment income/
(accumulated net investment
  loss/distributions in excess
  of net investment income)
  at end of year ..................      $     51,442    $   (432,588)   $        174    $     27,933
                                         ============    ============    ============    ============

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS
                                                                                                                 GROWTH FUND
                                             EQUITY INCOME (A)               GROWTH & INCOME FUND            OF THE NORTHWEST (B)
                                         --------------------------      ---------------------------      --------------------------
                                         YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                          10/31/00        10/31/99         10/31/00        10/31/99        10/31/00       10/31/99
                                          --------        --------         --------        --------        --------       --------
AMOUNT
  CLASS A:
    Sold ........................     $ 12,787,528    $ 19,134,660    $   70,706,935    $190,640,822    $ 69,646,375   $ 68,805,400
    Issued in exchange for Class A
      shares of Griffin Growth &
      Income Fund ...............             --              --                --       281,276,085            --             --
    Issued as reinvestment of
      dividends .................       13,369,176       7,875,442        23,532,211       2,640,934      42,754,720           --
    Redemption in-kind (Note 11)              --              --                --      (166,275,618)           --         (990,005)
    Redeemed ....................      (87,605,992)    (97,814,421)     (201,198,437)   (277,843,157)    (62,107,851)  (103,203,309)
                                      ------------    ------------    --------------    ------------    ------------   ------------
    Net increase/(decrease) .....     $(61,449,288)   $(70,804,319)   $($106,959,291)   $ 30,439,066    $ 50,293,244   $(35,387,914)
                                      ============    ============    ==============    ============    ============   ============
  CLASS B:
    Sold ..........................   $  4,783,795    $ 20,485,600    $   45,012,532    $ 58,608,032    $ 33,346,302   $ 15,268,007
    Converted from Class S shares
      of Fund .....................           --            42,306              --        11,602,915            --            4,417
    Issued in exchange for Class B
      shares of Griffin Growth &
      Income Fund .................           --              --                --        50,553,133      10,490,966           --
    Issued as reinvestment of
      dividends ...................      3,616,538       1,727,449         7,822,052            --              --             --
    Redeemed ......................    (39,215,102)    (24,326,691)      (64,581,962)    (37,513,140)    (15,759,017)   (10,831,517)
                                      ------------    ------------    --------------    ------------    ------------   ------------
    Net increase/(decrease) .....     $(30,814,769)   $ (2,071,336)   $  (11,747,378)   $ 83,250,940    $ 28,078,251   $  4,440,907
                                      ============    ============    ==============    ============    ============   ============
  CLASS S:
    Sold ..........................           --      $     13,604              --      $  4,985,688            --     $      3,584
    Issued as reinvestment of
      dividends ...................           --               552              --              --              --             --
    Converted to Class B shares
      of Fund .....................           --           (42,306)             --       (11,602,915)           --           (3,584)
    Redeemed ......................           --            (3,333)             --        (3,771,661)           --             --
                                                      ------------                      ------------                   ------------
    Net decrease ..................           --      $    (31,483)             --      $(10,388,888)           --     $       --
                                                      ============                      ============                   ============
  CLASS I:
    Sold ..........................   $ 91,459,710            --      $  205,418,753    $ 88,357,264    $138,754,440   $  4,841,432
    Contribution in-kind (Note 11)            --              --                --       166,275,618            --          990,005
    Issued as reinvestment of
      dividends ...................        626,975            --          18,356,562       1,844,793         823,473           --
    Redeemed ......................        (36,400)           --         (23,555,746)    (15,875,635)        (50,400)          --
                                      ------------                    --------------    ------------    ------------   ------------
    Net increase ..................   $ 92,050,285            --      $  200,219,569    $240,602,040    $139,527,513   $  5,831,437
                                      ============                    ==============    ============    ============   ============
SHARES
  CLASS A:
    Sold ..........................        876,960       1,291,022         2,778,433       9,361,521       1,934,105      2,446,781
    Issued in exchange for Class A
      shares of Griffin Growth &
      Income Fund .................           --              --                --        12,108,922            --             --
    Issued as reinvestment of
      dividends ...................        930,070         537,940           955,496         111,449       1,434,241           --
    Redemption in-kind (Note 11) ..           --              --                --        (6,291,170)           --          (30,192)
    Redeemed ......................     (6,061,461)     (6,577,515)       (7,991,703)    (11,718,860)     (1,740,957)    (3,770,477)
                                      ------------    ------------    --------------    ------------    ------------   ------------
    Net increase/(decrease) .......     (4,254,431)     (4,748,553)       (4,257,774)      3,571,862       1,627,389     (1,353,888)
                                      ============    ============    ==============    ============    ============   ============
  CLASS B:
    Sold ..........................        332,752       1,407,652         1,820,367       2,654,554         982,544        547,485
    Converted from Class S shares of
      Fund ........................           --             2,669              --           445,580            --              140
    Issued in exchange for Class B
      shares of Griffin Growth &
      Income Fund .................           --              --                --         2,204,430         370,837           --
    Issued as reinvestment of
      dividends ...................        253,168         118,539           324,540            --              --             --
    Redeemed ......................     (2,726,907)     (1,672,620)       (2,605,679)     (1,604,781)       (469,890)      (410,513)
                                      ------------    ------------    --------------    ------------    ------------   ------------
    Net increase/(decrease) .......     (2,140,987)       (143,760)         (460,772)      3,699,783         883,491        137,112
                                      ============    ============    ==============    ============    ============   ============
  CLASS S:
    Sold ..........................           --               953              --            31,900            --              144
    Issued as reinvestment of
      dividends ...................           --                38              --              --              --             --
    Converted to Class B shares of
      Fund ........................           --            (2,698)             --          (445,409)           --             (144)
    Redeemed ......................           --              (921)             --          (205,259)           --             --
                                                      ------------                      ------------                   ------------
    Net decrease ..................           --            (2,628)             --          (618,768)           --             --
                                                      ============                      ============                   ============
  CLASS I:
    Sold ..........................      6,147,404            --           8,176,333       3,785,718       3,881,918        160,298
    Contribution in-kind (Note 11)            --              --                --         6,291,170            --           30,183
    Issued as reinvestment of
      dividends ...................         42,051            --             739,968          77,193          27,614           --
    Redeemed ......................         (2,477)           --            (944,935)       (685,001)         (1,307)          --
                                      ------------                    --------------    ------------    ------------   ------------
    Net increase ..................      6,186,978            --           7,971,366       9,469,080       3,908,225        190,481
                                      ============                    ==============    ============    ============   ============

---------------
(a) Formerly Bond & Stock Fund.
(b) Formerly Northwest Fund.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS
                                                                                MID CAP              SMALL CAP
                                                      GROWTH FUND            STOCK FUND (A)         STOCK FUND (B)
                                              ---------------------------    -------------   --------------------------
                                               YEAR ENDED      YEAR ENDED    PERIOD ENDED    YEAR ENDED      YEAR ENDED
                                                10/31/00        10/31/99       10/31/00       10/31/00        10/31/99
                                               ----------      ----------    ------------    ----------      ----------
AMOUNT
  CLASS A:
    Sold ..................................  $388,884,321    $337,963,924    $  2,466,287   $ 62,129,618    $ 66,778,793
    Issued in exchange for Class A shares
      of Griffin Growth Fund ..............          --        82,274,308            --             --              --
    Issued as reinvestment of dividends ...    30,575,687      10,484,224            --       12,107,471      14,642,298
    Redemption in-kind (Note 11) ..........          --      (105,326,502)           --             --              --
    Redeemed ..............................  (342,326,973)   (317,246,059)       (236,359)   (69,945,888)    (71,489,404)
                                             ------------    ------------    ------------   ------------    ------------
    Net increase ..........................  $ 77,133,035    $  8,149,895    $  2,229,928   $  4,291,201    $  9,931,687
                                             ============    ============    ============   ============    ============
  CLASS B:
    Sold ..................................  $299,273,847    $135,842,242    $  3,888,812   $ 23,786,600    $  1,953,827
    Converted from Class S shares of Fund .          --        15,635,767            --             --         4,813,233
    Issued in exchange for Class B shares
      of Griffin Growth Fund ..............          --         6,593,119            --             --              --
    Issued as reinvestment of dividends ...    32,331,222       4,359,229            --        4,070,608       3,764,240
    Redeemed ..............................   (78,877,607)    (29,071,584)       (364,143)   (10,520,182)    (18,443,789)
                                             ------------    ------------    ------------   ------------    ------------
    Net increase/(decrease) ...............  $252,727,462    $133,358,773    $  3,524,669   $ 17,337,026    $ (7,912,489)
                                             ============    ============    ============   ============    ============
  CLASS S:
    Sold ..................................          --      $ 12,319,106            --             --      $  3,711,234
    Issued as reinvestment of dividends ...          --         1,200,444            --             --           742,277
    Converted to Class B shares of Fund ...          --       (15,635,767)           --             --        (4,813,233)
    Redeemed ..............................          --        (3,719,600)           --             --          (880,253)
                                                             ------------                                   ------------
    Net decrease ..........................          --      $ (5,835,817)           --             --      $ (1,239,975)
                                                             ============                                   ============
  CLASS I:
    Sold ..................................  $ 54,016,326    $ 78,054,512    $146,437,490   $157,185,854    $ 15,296,619
    Contribution in-kind (Note 11) ........          --       105,326,502            --             --              --
    Issued as reinvestment of dividends ...    50,654,249      12,516,104            --             --         4,308,281
    Redeemed ..............................  (154,849,171)    (38,929,436)        (55,500)       (44,400)    (45,548,579)
                                             ------------    ------------    ------------   ------------    ------------
    Net increase/(decrease) ...............  $(50,178,596)   $156,967,682    $146,381,990   $157,141,454    $(25,943,679)
                                             ============    ============    ============   ============    ============
SHARES
  CLASS A:
    Sold ..................................    11,019,806      14,438,655         215,033      2,119,895       2,541,226
    Issued in exchange for Class A shares
      of Griffin Growth Fund ..............          --         3,550,898            --             --              --
    Issued as reinvestment of dividends ...     1,004,430         562,458            --          581,821
                                                                                                                 951,416
    Redemption in-kind (Note 11) ..........          --        (3,702,162)           --             --              --
    Redeemed ..............................    (9,687,197)    (12,699,261)        (20,159)    (2,440,991)     (4,241,475)
                                             ------------    ------------    ------------   ------------    ------------
    Net increase/(decrease) ...............     2,337,039       2,150,588         194,874        260,725        (748,833)
                                             ============    ============    ============   ============    ============
  CLASS B:
    Sold ..................................     8,915,156       5,530,902         332,972        815,955         120,310
    Converted from Class S shares of Fund .          --           580,608            --             --           265,338
    Issued in exchange for Class B shares
      of Griffin Growth Fund ..............          --           297,523            --             --              --
    Issued as reinvestment of dividends ...     1,123,538         244,078            --          207,662         255,722
    Redeemed ..............................    (2,388,103)       (964,850)        (30,918)      (398,402)       (499,868)
                                             ------------    ------------    ------------   ------------    ------------
    Net increase ..........................     7,650,591       5,688,261         302,054        625,215         141,502
                                             ============    ============    ============   ============    ============
  CLASS S:
    Sold ..................................          --            24,052            --             --            35,487
    Issued as reinvestment of dividends ...          --            67,214            --             --            50,426
    Converted to Class B shares of Fund ...          --          (581,471)           --             --          (263,688)
    Redeemed ..............................          --          (195,203)           --             --           (61,736)
                                                             ------------                                   ------------
    Net decrease ..........................          --          (685,408)           --             --          (239,511)
                                                             ============                                   ============
  CLASS I:
    Sold ..................................     1,582,791       2,949,912      14,005,493      5,607,580         887,057
    Contribution in-kind (Note 11) ........          --         3,702,162            --             --              --
    Issued as reinvestment of dividends ...     1,647,773         666,459            --             --           277,774
    Redeemed ..............................    (4,117,925)     (1,143,440)         (4,586)        (1,578)     (1,938,470)
                                             ------------    ------------    ------------   ------------    ------------
    Net increase/(decrease) ...............      (887,361)      6,175,093      14,000,907      5,606,002        (773,639)
                                             ============    ============    ============   ============    ============

---------------
(a) The Mid Cap Stock Fund commenced operations on March 1, 2000.
(b) Formerly Emerging Growth Fund.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS
                                              INTERNATIONAL                      SHORT TERM                    U.S. GOVERNMENT
                                               GROWTH FUND                     INCOME FUND (A)                 SECURITIES FUND
                                         --------------------------      ---------------------------      --------------------------
                                         YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          10/31/00        10/31/99         10/31/00        10/31/99        10/31/00        10/31/99
                                          --------        --------         --------        --------        --------        --------
AMOUNT
  CLASS A:
    Sold ..........................   $ 40,026,706    $ 53,460,353     $  6,296,721    $ 27,192,755    $ 13,683,764    $ 53,790,954
    Issued in exchange for Class A
      shares of Griffin U.S. ......
      Government Income Fund ......           --              --               --              --              --       100,567,406
    Issued in exchange for Class A
      shares of Griffin Short-Term
      Bond Fund ...................           --              --               --        91,614,250            --              --
    Issued as reinvestment of
      dividends ...................        348,185       1,259,502          932,571       2,500,289       7,986,790      11,105,283
    Redemption in-kind (Note 11) ..           --       (43,975,563)            --       (75,284,631)           --       (89,139,223)
    Redeemed ......................    (40,218,556)    (20,559,347)     (14,020,278)    (50,503,020)    (74,497,288)   (107,591,811)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......   $    156,335    $ (9,815,055)    $ (6,790,986)   $ (4,480,357)   $(52,826,734)   $(31,267,391)
                                      ============    ============     ============    ============    ============    ============
  CLASS B:
    Sold ..........................   $  4,967,237    $    772,204     $  1,201,309    $  1,720,335    $ 16,422,051    $ 51,797,931
    Converted from Class S shares
      of Fund .....................           --         6,848,720             --         1,258,939            --         3,829,707
    Issued in exchange for Class B
      shares of Griffin U.S. ......
      Government Income Fund ......           --              --               --              --              --         5,798,109
    Issued in exchange for Class B
      shares of Griffin Short-Term
      Bond Fund ...................           --              --               --           419,976            --              --
    Issued as reinvestment of
      dividends ...................         67,625         145,074          156,554         140,363       2,575,301       2,005,674
    Redeemed ......................     (3,318,267)     (1,581,100)      (2,487,099)     (2,414,359)    (36,566,950)    (16,963,508)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......   $  1,716,595    $  6,184,898     $ (1,129,236)   $  1,125,254    $(17,569,598)   $ 46,467,913
                                      ============    ============     ============    ============    ============    ============
  CLASS S:
    Sold ..........................           --      $    369,294             --      $    983,060            --      $     77,730
    Issued as reinvestment of
      dividends                               --           316,165             --            31,859            --           128,626
    Converted to Class B shares of
      Fund                                    --        (6,848,720)            --        (1,258,939)           --        (3,829,707)
    Redeemed ......................           --        (2,122,501)            --          (667,024)           --        (2,534,158)
                                                      ------------                     ------------                    ------------
    Net decrease ..................           --      $ (8,285,762)            --      $   (911,044)           --      $ (6,157,509)
                                                      ============                     ============                    ============
  CLASS I:
    Sold ..........................   $ 41,835,841    $ 27,683,346     $  6,558,302    $ 73,030,498    $ 76,147,760    $ 83,493,525
    Contribution in-kind (Note 11)            --        43,975,563             --        75,284,631            --        89,139,223
    Issued as reinvestment of
      dividends ...................      3,271,849       4,495,136        6,796,675       3,705,635      13,700,499       4,456,402
    Redeemed ......................    (66,701,740)    (39,470,548)     (58,069,517)    (13,247,746)    (29,073,423)    (29,034,483)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......   $(21,594,050)   $ 36,683,497     $(44,714,540)   $138,773,018    $ 60,774,836    $148,054,667
                                      ============    ============     ============    ============    ============    ============
SHARES
  CLASS A:
    Sold ..........................      3,241,714       5,422,990        2,773,313      11,722,723       1,311,611       4,937,112
    Issued in exchange for Class A
      shares of Griffin U.S. ......
      Government Income Fund ......           --              --               --              --              --         9,303,183
    Issued in exchange for Class A
      shares of Griffin Short-Term
      Bond Fund ...................           --              --               --        39,480,745            --              --
    Issued as reinvestment of
      dividends ...................         27,788         140,440          409,649       1,079,642         768,978       1,035,779
    Redemption in-kind (Note 11) ..           --        (4,281,944)            --       (32,590,750)           --        (8,393,524)
    Redeemed ......................     (3,195,657)     (2,112,930)      (6,166,906)    (21,824,751)     (7,174,532)    (10,051,648)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......         73,845        (831,444)      (2,983,944)     (2,132,391)     (5,093,943)     (3,169,098)
                                      ============    ============     ============    ============    ============    ============
  CLASS B:
    Sold ..........................        392,403          81,463          529,097         667,980       1,581,026       4,818,623
    Converted from Class S shares
      of Fund .....................           --           680,111             --           544,995            --           361,031
    Issued in exchange for Class B
      shares of Griffin U.S. ......
      Government Income Fund ......           --              --               --              --              --           536,862
    Issued in exchange for Class B
      shares of Griffin Short-Term
      Bond Fund ...................           --              --               --           180,972            --              --
    Issued as reinvestment of
      dividends ...................          5,502          16,430           68,763          60,706         248,079         188,329
    Redeemed ......................       (271,996)       (164,531)      (1,094,096)     (1,043,437)     (3,533,243)     (1,595,804)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......        125,909         613,473         (496,236)        411,216      (1,704,138)      4,309,041
                                      ============    ============     ============    ============    ============    ============
  CLASS S:
    Sold ..........................           --            39,598             --           420,173            --             7,136
    Issued as reinvestment of
      dividends ...................           --            35,483             --            13,694            --            11,851
    Converted to Class B shares of
      Fund ........................           --          (672,762)            --          (544,995)           --          (360,613)
    Redeemed ......................           --          (249,525)            --          (212,999)           --          (145,946)
                                                      ------------                     ------------                    ------------
    Net decrease ..................           --          (847,206)            --          (324,127)           --          (487,572)
                                                      ============                     ============                    ============
  CLASS I:
    Sold ..........................      3,358,465       2,887,901        2,870,381      31,460,394       7,349,701       7,793,119
    Contribution in-kind (Note 11)            --         4,281,944             --        32,590,750            --
                                                                                                                          8,393,524
    Issued as reinvestment of
      dividends ...................        261,957         502,812        2,985,391       1,608,705       1,317,932         422,276
    Redeemed ......................     (5,085,452)     (4,171,564)     (25,581,567)     (5,739,003)     (2,812,172)     (2,668,080)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......     (1,465,030)      3,501,093      (19,725,795)     59,920,846       5,855,461      13,940,839
                                      ============    ============     ============    ============    ============    ============

---------------
(a) Formerly Short Term High Quality Bond Fund.

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY
WM GROUP OF FUNDS
                                               INCOME FUND                     HIGH YIELD FUND              TAX-EXEMPT BOND FUND
                                         --------------------------      ---------------------------      --------------------------
                                         YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          10/31/00        10/31/99         10/31/00        10/31/99        10/31/00        10/31/99
                                          --------        --------         --------        --------        --------        --------
AMOUNT
  CLASS A:
    Sold ..........................   $  9,003,576    $ 31,599,173     $  5,197,962    $ 24,114,009    $  8,450,929    $ 10,218,537
    Issued in exchange for Class A
      shares of Griffin Bond Fund .           --        88,322,084             --              --              --              --
    Issued in exchange for Class A
      shares of Griffin Municipal
      Bond Fund ...................           --              --               --              --              --        21,016,760
    Issued as reinvestment of
      dividends ...................      6,846,040      10,268,480          290,085         678,585       8,237,480      10,215,393
    Redemption in-kind (Note 11) ..           --       (50,387,989)            --       (18,189,328)           --              --
    Redeemed ......................    (54,652,654)   (110,254,673)      (2,683,534)    (11,937,979)    (61,031,217)    (70,281,440)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......   $(38,803,038)   $(30,452,925)    $  2,804,513    $ (5,334,713)   $(44,342,808)   $(28,830,750)
                                      ============    ============     ============    ============    ============    ============
  CLASS B:
    Sold ..........................   $ 12,430,816    $ 19,545,920     $ 18,487,891    $ 19,815,931    $  7,171,202    $ 12,702,216
    Converted from Class S shares
      of Fund .....................           --         1,322,036             --            23,493            --              --
    Issued in exchange for Class B
      shares of Griffin Bond Fund .           --           573,322             --              --              --              --
    Issued in exchange for Class B
      shares of Griffin Municipal
      Bond Fund ...................           --              --               --              --              --           565,210
    Issued as reinvestment of
      dividends ...................      1,632,571       1,576,240        1,139,957         538,148         803,764         733,907
    Redeemed ......................    (17,057,840)    (12,633,152)      (6,379,046)     (1,674,148)     (7,175,353)     (4,210,322)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......   $ (2,994,453)   $ 10,384,366     $ 13,248,802    $ 18,703,424    $    799,613    $  9,791,011
                                      ============    ============     ============    ============    ============    ============
  CLASS S:
     Sold .........................           --      $     38,409             --      $      6,781            --      $       --
     Issued as reinvestment of
       dividends ..................           --            45,668             --             1,585            --              --
     Converted to Class B shares of
       Fund .......................           --        (1,322,036)            --           (23,493)           --              --
     Redeemed .....................           --          (359,380)            --           (10,825)           --            (1,317)
                                                      ------------                     ------------                    ------------
     Net decrease .................           --      $ (1,597,339)            --      $    (25,952)           --      $     (1,317)
                                                      ============                     ============                    ============
    Class I:
     Sold .........................   $208,480,575    $ 23,668,029     $123,229,599    $ 41,671,290    $       --      $       --
     Contribution in-kind (Note 11)           --        50,387,989                     -- 18,189,328           --              --
     Issued as reinvestment of
       dividends ..................     14,808,297       2,301,452       12,484,162       2,625,806            --                43
     Redeemed .....................    (12,462,685)     (5,708,212)      (2,692,327)    (18,344,301)           --            (1,130)
                                      ------------    ------------     ------------    ------------                    ------------
     Net increase/(decrease) ......   $210,826,187    $ 70,649,258     $133,021,434    $ 44,142,123            --      $     (1,087)
                                      ============    ============     ============    ============                    ============

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS
                                               INCOME FUND                     HIGH YIELD FUND              TAX-EXEMPT BOND FUND
                                         --------------------------      ---------------------------      --------------------------
                                         YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          10/31/00        10/31/99         10/31/00        10/31/99        10/31/00        10/31/99
                                          --------        --------         --------        --------        --------        --------
SHARES
  CLASS A:
    Sold ..........................      1,012,026       3,367,655          577,391       2,642,096       1,134,991       1,371,226
    Issued in exchange for Class A
      shares of Griffin Bond Fund .           --         9,538,022             --              --              --              --
    Issued in exchange for Class A
      shares of Griffin Municipal
      Bond Fund ...................           --              --               --              --              --         2,614,025
    Issued as reinvestment of
      dividends ...................        769,686       1,111,937           32,521          75,101       1,111,565       1,299,806
    Redemption in-kind (Note 11) ..           --        (5,482,915)            --        (1,957,947)           --              --
    Redeemed ......................     (6,141,532)    (11,967,674)        (300,357)     (1,332,436)     (8,250,914)     (8,969,586)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......     (4,359,820)     (3,432,975)         309,555        (573,186)     (6,004,358)     (3,684,529)
                                      ============    ============     ============    ============    ============    ============
  CLASS B:
    Sold ..........................      1,391,972       2,164,259        2,064,229       2,173,216         966,931       1,619,222
    Converted from Class S shares of
      Fund ........................           --           143,700             --             2,510            --              --
    Issued in exchange for Class B
      shares of Griffin Bond Fund .           --             6,187             --              --              --              --
    Issued in exchange for Class B
      shares of Griffin Municipal
      Bond Fund ...................           --              --               --              --              --            70,300
    Issued as reinvestment of
      dividends ...................        183,004         170,868          127,202          59,109         108,622          93,785
    Redeemed ......................     (1,910,076)     (1,370,789)        (708,334)       (183,937)       (971,903)       (539,376)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......       (335,100)      1,114,225        1,483,097       2,050,898         103,650       1,243,931
                                      ============    ============     ============    ============    ============    ============
  CLASS S:
    Sold ..........................           --             4,062             --               729            --              --
    Issued as reinvestment of
      dividends ...................           --             4,872             --               173            --              --
    Converted to Class B shares of
      Fund ........................           --          (143,700)            --            (2,510)           --              --
    Redeemed ......................           --           (37,028)            --            (1,096)           --              (180)
                                                      ------------                     ------------                    ------------
    Net decrease ..................           --          (171,794)            --            (2,704)           --              (180)
                                                      ============                     ============                    ============
  CLASS I:
    Sold ..........................     23,465,719       2,592,925       13,701,989       4,622,366            --              --
    Contribution in-kind (Note 11)            --         5,482,915             --         1,962,171            --              --
    Issued as reinvestment of
      dividends ...................      1,660,529         247,746        1,400,327         289,914            --                 5
    Redeemed ......................     (1,397,599)       (632,129)        (301,066)     (2,007,198)           --              (154)
                                      ------------    ------------     ------------    ------------                    ------------
    Net increase/(decrease) .......     23,728,649       7,691,457       14,801,250       4,867,253            --              (149)
                                      ============    ============     ============    ============                    ============

                                                 See Notes to Financial Statements.

STATEMENTS of CHANGES in NET assets -- CAPITAL stock ACTIVITY

WM GROUP OF FUNDS

                                                 CALIFORNIA                  CALIFORNIA INSURED               FLORIDA INSURED
                                               MUNICIPAL FUND            INTERMEDIATE MUNICIPAL FUND           MUNICIPAL FUND
                                         --------------------------      ---------------------------      --------------------------
                                         YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          10/31/00        10/31/99         10/31/00        10/31/99        10/31/00        10/31/99
                                          --------        --------         --------        --------        --------        --------
AMOUNT
  CLASS A:
    Sold ..........................   $ 24,021,140    $ 41,751,098     $  4,751,875    $  5,801,531    $    373,861    $  1,254,546
    Issued in exchange for Class A
      shares of Griffin California
      Tax-Free Fund ...............           --        37,928,445             --              --              --              --
    Issued as reinvestment of
      dividends ...................      8,634,573      10,372,674          939,517       1,516,470         227,186         320,965
    Redeemed ......................    (75,999,420)    (66,556,958)      (7,993,142)    (11,187,986)     (4,549,907)     (4,161,036)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......   $(43,343,707)   $ 23,495,259     $ (2,301,750)   $ (3,869,985)   $ (3,948,860)   $ (2,585,525)
                                      ============    ============     ============    ============    ============    ============
  CLASS B:
    Sold ..........................   $ 48,763,099    $ 98,776,438     $  7,798,908    $ 20,313,812    $    809,020    $  3,424,000
    Issued in exchange for Class B
      shares of Griffin California
      Tax-Free Fund ...............           --         8,299,621             --              --              --              --
    Issued as reinvestment of
      dividends ...................      4,255,234       2,729,175          960,503       1,125,985         148,402         181,259
    Redeemed ......................    (31,839,702)    (15,021,843)      (9,455,620)     (7,814,544)     (2,760,523)     (1,689,238)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......   $ 21,178,631    $ 94,783,391     $   (696,209)   $ 13,625,253    $ (1,803,101)   $  1,916,021
                                      ============    ============     ============    ============    ============    ============
  CLASS S:
    Sold ..........................           --      $       --               --      $       --              --      $       --
    Issued as reinvestment of
      dividends ...................           --               193             --                59            --                24
    Redeemed ......................           --            (6,259)            --            (1,230)           --              (519)
                                                      ------------                     ------------                    ------------
    Net decrease ..................           --      $     (6,066)            --      $     (1,171)           --      $       (495)
                                                      ============                     ============                    ============
  CLASS I:
    Sold ..........................           --      $       --               --      $       --              --      $       --
    Issued as reinvestment of
      dividends ...................           --                38             --                49            --                40
    Redeemed ......................           --            (1,177)            --            (1,182)           --            (1,170)
                                                      ------------                     ------------                    ------------
    Net decrease ..................           --      $     (1,139)            --      $     (1,133)           --      $     (1,130)
                                                      ============                     ============                    ============
SHARES
  CLASS A:
    Sold ..........................      2,262,579       3,895,529          455,965         541,797          39,048         121,863
    Issued in exchange for Class A
      shares of Griffin California
      Tax-Free Fund ...............           --         3,337,347             --              --              --              --
    Issued as reinvestment of
      dividends ...................        822,916         926,781           90,531         141,850          23,698          31,470
    Redeemed ......................     (7,267,414)     (6,029,382)        (775,039)     (1,057,115)       (474,234)       (408,274)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......     (4,181,919)      2,130,275         (228,543)       (373,468)       (411,488)       (254,941)
                                      ============    ============     ============    ============    ============    ============
  CLASS B:
    Sold ..........................      4,622,197       8,896,807          751,427       1,905,592          84,917         329,416
    Issued in exchange for Class B
      shares of Griffin California
      Tax-Free Fund ...............           --           730,865             --              --              --              --
    Issued as reinvestment of
      dividends ...................        405,076         245,464           92,523         105,550          15,478          17,806
    Redeemed ......................     (3,043,753)     (1,376,764)        (914,730)       (740,773)       (287,756)       (166,430)
                                      ------------    ------------     ------------    ------------    ------------    ------------
    Net increase/(decrease) .......      1,983,520       8,496,372          (70,780)      1,270,369        (187,361)        180,792
                                      ============    ============     ============    ============    ============    ============
  CLASS S:
    Sold ..........................           --              --               --              --              --              --
    Issued as reinvestment of
      dividends ...................           --                16             --                 5            --                 3
    Redeemed ......................           --              (646)            --              (169)           --              (173)
                                                      ------------                     ------------                    ------------
    Net decrease ..................           --              (630)            --              (164)           --              (170)
                                                      ============                     ============                    ============
  CLASS I:
    Sold ..........................           --              --               --              --              --              --
    Issued as reinvestment of
      dividends ...................           --                 3             --                 5            --                 4
    Redeemed ......................           --              (110)            --              (112)           --              (120)
                                                      ------------                     ------------                    ------------
    Net decrease ..................           --              (107)            --              (107)           --              (116)
                                                      ============                     ============                    ============

                                                 See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                 INCOME FROM INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                           --------------------------------------------   --------------------------------------------------------
                                                                                         DISTRIBUTIONS
                                             NET REALIZED                                  IN EXCESS     DISTRIBUTIONS
         NET ASSET VALUE,                   AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM    OF NET          FROM
           BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   NET INVESTMENT   INVESTMENT  NET REALIZED      TOTAL
             PERIOD        INCOME/(LOSS)     INVESTMENTS     OPERATIONS      INCOME          INCOME        GAINS      DISTRIBUTIONS
            ------         -------------     -----------     ----------      ------          ------        -----      -------------
EQUITY INCOME FUND
CLASS A
10/31/00    $14.60            $ 0.49(3)         $ 1.42          $ 1.91        $(0.48)        $ --           $(0.44)       $(0.92)
10/31/99     14.02              0.41              0.61            1.02         (0.40)          --            (0.04)        (0.44)
10/31/98     16.13              0.45(3)           0.21(5)         0.66         (0.45)          --            (2.32)        (2.77)
10/31/97     14.71              0.50              2.37            2.87         (0.51)          --            (0.94)        (1.45)
10/31/96     13.48              0.52              1.53            2.05         (0.50)          --            (0.32)        (0.82)

CLASS B
10/31/00     14.53              0.37(3)           1.42            1.79         (0.36)          --            (0.44)        (0.80)
10/31/99     13.96              0.27              0.63            0.90         (0.29)          --            (0.04)        (0.33)
10/31/98     16.10              0.33(3)           0.19(5)         0.52         (0.34)          --            (2.32)        (2.66)
10/31/97     14.69              0.39              2.36            2.75         (0.40)          --            (0.94)        (1.34)
10/31/96     13.47              0.41              1.53            1.94         (0.40)          --            (0.32)        (0.72)

CLASS I
10/31/00(15) 14.47              0.11(3)           1.13            1.24         (0.11)         (0.01)          --           (0.12)

GROWTH & INCOME FUND

CLASS A
10/31/00    $24.61             $0.06             $3.30           $3.36        $(0.03)        $ --           $(0.83)       $(0.86)
10/31/99     19.99              0.09(3)           4.62            4.71         (0.09)          --            (0.00)(4)     (0.09)
10/31/98     21.01              0.11(3)           1.43            1.54         (0.09)          --            (2.47)        (2.56)
10/31/97     17.26              0.12              4.98            5.10         (0.14)          --            (1.21)        (1.35)
10/31/96     14.65              0.20              3.16            3.36         (0.21)          --            (0.54)        (0.75)

CLASS B
10/31/00     24.24             (0.17)             3.25            3.08            --           --            (0.83)        (0.83)
10/31/99     19.77             (0.09)(3)          4.56            4.47            --           --              --            --
10/31/98     20.85             (0.07)(3)          1.46            1.39         (0.00)(4)       --            (2.47)        (2.47)
10/31/97     17.17             (0.02)             4.93            4.91         (0.02)          --            (1.21)        (1.23)
10/31/96     14.59              0.06              3.14            3.20         (0.08)          --            (0.54)        (0.62)

CLASS I
10/31/00     24.65              0.14              3.31            3.45         (0.11)          --            (0.83)        (0.94)
10/31/99     20.03              0.16(3)           4.61            4.77         (0.15)          --            (0.00)(4)     (0.15)
10/31/98(10) 21.42              0.11(3)          (1.43)(5)       (1.32)        (0.07)          --             --           (0.07)



                                                                    RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                   ---------------------------------------------------------------------------------
                                                                                                                          RATIO OF
                                                                                                                          OPERATING
                                                                                                                           EXPENSES
                                                                                                                          TO AVERAGE
                                                                                                                          NET ASSETS
                                                                                                                         WITHOUT FEE
                                                                                                                           WAIVERS
                                                                                                                         AND/OR FEES
                                                                     RATIO OF                                             REDUCED BY
                                                                     OPERATING         RATIO OF NET                       CREDITS
                                                     NET ASSETS,     EXPENSES           INVESTMENT                         ALLOWED
               NET ASSET VALUE,                    END OF PERIOD    TO AVERAGE       INCOME/(LOSS) TO       PORTFOLIO       BY THE
                END OF PERIOD    TOTAL RETURN(2)    (IN 000'S)     NET ASSETS(6)    AVERAGE NET ASSETS    TURNOVER RATE    CUSTODIAN
                -------------    ---------------    ----------     --------------  ------------------    -------------    ---------

EQUITY INCOME FUND
CLASS A
10/31/00             $15.59           13.73%         $191,850           1.05%            3.39%                84%           1.05%
10/31/99              14.60            7.36%          241,746           1.05%            2.61%                45%            N/A
10/31/98              14.02            4.03%          298,651           0.97%            3.09%                80%            N/A
10/31/97              16.13           20.81%          307,018           0.99%            3.31%                54%            N/A
10/31/96              14.71           15.66%          255,414           0.98%            3.68%                46%            N/A

CLASS B
10/31/00              15.52           12.84%           47,386           1.85%            2.59%                84%           1.85%
10/31/99              14.53            6.46%           75,485           1.84%            1.82%                45%            N/A
10/31/98              13.96            3.12%           74,542           1.76%            2.30%                80%            N/A
10/31/97              16.10           19.86%           46,556           1.79%            2.48%                54%            N/A
10/31/96              14.69           14.73%           22,243           1.86%            2.80%                46%            N/A

CLASS I
10/31/00(15)          15.59            8.63%           96,436           0.72%(1)         3.72%(1)             84%           0.72%(1)

GROWTH & INCOME FUND

CLASS A
10/31/00             $27.11           13.95%         $662,086           0.94%            0.21%                35%           0.94%
10/31/99              24.61           23.57%          705,835           1.00%            0.37%                47%            N/A
10/31/98              19.99            7.38%          502,115           0.94%            0.52%                79%            N/A
10/31/97              21.01           31.24%          299,928           1.05%            0.66%                71%            N/A
10/31/96              17.26           23.61%          178,331           1.03%            1.26%                52%            N/A

CLASS B
10/31/00              26.49           13.01%          242,611           1.78%           (0.63)%               35%           1.78%
10/31/99              24.24           22.61%          233,216           1.76%           (0.39)%               47%           1.84%
10/31/98              19.77            6.60%          117,063           1.79%           (0.33)%               79%            N/A
10/31/97              20.85           30.20%           49,994           1.88%           (0.19)%               71%            N/A
10/31/96              17.17           22.55%           22,851           1.94%            0.34%                52%            N/A

CLASS I
10/31/00              27.16           14.35%          725,241           0.60%            0.55%                35%           0.60%
10/31/99              24.65           23.87%          461,629           0.67%            0.70%                47%            N/A
10/31/98(10)          20.03           (6.18)%         185,528           0.62%(1)         0.84%(1)             79%            N/A

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                 INCOME FROM INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                           --------------------------------------------   --------------------------------------------------------
                                                                                         DISTRIBUTIONS
                                             NET REALIZED                                  IN EXCESS     DISTRIBUTIONS
         NET ASSET VALUE,                   AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM    OF NET          FROM
           BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   NET INVESTMENT   INVESTMENT  NET REALIZED      TOTAL
             PERIOD        INCOME/(LOSS)     INVESTMENTS     OPERATIONS      INCOME          INCOME        GAINS      DISTRIBUTIONS
            ------         -------------     -----------     ----------      ------          ------        -----      -------------
GROWTH FUND OF THE NORTHWEST

CLASS A
10/31/00    $32.04            $ 0.10(3)         $ 8.22          $ 8.32        $ --           $(4.13)           $ --        $(4.13)
10/31/99     20.37             (0.05)            11.72           11.67          --             --             --            --
10/31/98     25.92             (0.02)(3)         (0.76)          (0.78)         --            (4.74)         (0.03)        (4.77)
10/31/97     19.69             (0.02)             8.13            8.11          --            (1.88)          --           (1.88)
10/31/96     17.40              0.03              2.47            2.50         (0.03)         (0.18)          --           (0.21)

CLASS B
10/31/00     30.63             (0.19)(3)          7.81            7.62          --            (4.13)          --           (4.13)
10/31/99     19.64             (0.25)            11.24           10.99          --             --             --            --
10/31/98     25.34             (0.20)(3)         (0.73)          (0.93)         --            (4.74)         (0.03)        (4.77)
10/31/97     19.45             (0.08)             7.85            7.77          --            (1.88)          --           (1.88)
10/31/96     17.31             (0.08)             2.40            2.32          --            (0.18)          --           (0.18)

CLASS I
10/31/00     32.04              0.22(3)           8.21            8.43          --            (4.13)          --           (4.13)
10/31/99(12) 29.72              0.01              2.31            2.32          --             --             --            --

GROWTH FUND

CLASS A
10/31/00    $29.71            $(0.14)(3)        $ 7.04          $ 6.90        $ --           $(3.83)        $ --          $(3.83)
10/31/99     17.64             (0.21)(3)         14.11           13.90          --            (1.83)          --           (1.83)
10/31/98(7)  18.46             (0.07)(3)         (0.75)          (0.82)         --             --             --            --
06/30/98     14.90             (0.15)(3)          4.99            4.84          --            (1.28)          --           (1.28)
06/30/97     15.69             (0.03)(3)          1.58            1.55          --            (2.34)          --           (2.34)
06/30/96     14.18             (0.07)(3)          3.47            3.40          --            (1.89)          --           (1.89)

CLASS B
10/31/00     28.29             (0.38)(3)          6.70            6.32          --            (3.83)          --           (3.83)
10/31/99     16.99             (0.38)(3)         13.51           13.13          --            (1.83)          --           (1.83)
10/31/98(7)  17.82             (0.12)(3)         (0.71)          (0.83)         --             --             --            --
06/30/98     14.53             (0.25)(3)          4.82            4.57          --            (1.28)          --           (1.28)
06/30/97     15.47             (0.14)(3)          1.54            1.40          --            (2.34)          --           (2.34)
06/30/96     14.10             (0.19)(3)          3.45            3.26          --            (1.89)          --           (1.89)

CLASS I
10/31/00     29.96              0.01(3)           7.09            7.10          --            (3.83)          --           (3.83)
10/31/99     17.76             (0.11)(3)         14.14           14.03          --            (1.83)          --           (1.83)
10/31/98(7)  18.56             (0.05)(3)         (0.75)          (0.80)         --             --             --            --
06/30/98     14.94             (0.10)(3)          5.00            4.90          --            (1.28)          --           (1.28)
06/30/97(9)  14.21              0.00(3)(4)        3.07            3.07          --            (2.34)          --           (2.34)


                                                                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                  ---------------------------------------------------------------------------------
                                                                                                                        RATIO OF
                                                                                                                        OPERATING
                                                                                                                         EXPENSES
                                                                                                                        TO AVERAGE
                                                                                                                        NET ASSETS
                                                                                                                       WITHOUT FEE
                                                                                                                         WAIVERS
                                                                                                                       AND/OR FEES
                                                                    RATIO OF                                            REDUCED BY
                                                                    OPERATING         RATIO OF NET                      CREDITS
                                                    NET ASSETS,     EXPENSES           INVESTMENT                        ALLOWED
              NET ASSET VALUE,                    END OF PERIOD    TO AVERAGE       INCOME/(LOSS) TO       PORTFOLIO      BY THE
               END OF PERIOD    TOTAL RETURN(2)    (IN 000'S)     NET ASSETS(6)    AVERAGE NET ASSETS    TURNOVER RATE   CUSTODIAN
               -------------    ---------------    ----------     --------------  ------------------    -------------   ---------
GROWTH FUND OF THE NORTHWEST

CLASS A
10/31/00             $36.23           28.73%         $442,253           1.02%            0.27%                42%            1.02%
10/31/99             32.04           57.29%          338,980           1.15%           (0.21)%               41%            1.15%
10/31/98             20.37           (4.81)%         243,126           1.10%           (0.09)%               39%            1.10%
10/31/97             25.92           44.47%          256,908           1.05%           (0.08)%               37%            1.11%
10/31/96             19.69           14.54%          176,706           1.08%            0.16%                42%            1.08%

CLASS B
10/31/00             34.12           27.67%          116,672           1.84%           (0.55)%               42%            1.84%
10/31/99             30.63           55.96%           77,658           1.99%           (1.05)%               41%            1.99%
10/31/98             19.64           (5.63)%          47,106           1.95%           (0.94)%               39%            1.95%
10/31/97             25.34           43.17%           39,627           1.91%           (0.96)%               37%            1.97%
10/31/96             19.45           13.54%           14,653           1.98%           (0.76)%               42%            1.98%

CLASS I
10/31/00             36.34           29.11%          148,954           0.70%            0.59%                42%            0.70%
10/31/99(12)         32.04            7.81%            6,102           0.81%(1)         0.13%(1)             41%            0.81%(1)

GROWTH FUND

CLASS A
10/31/00            $32.78           24.21%         $341,777           1.30%           (0.39)%               92%            1.36%
10/31/99             29.71           84.96%          240,363           1.27%           (0.84)%               119%           1.46%
10/31/98(7)          17.64           (4.44)%         104,775           1.69%(1)        (1.21)%(1)            24%             N/A
06/30/98             18.46           35.43%          112,153           1.66%           (0.91)%               153%            N/A
06/30/97             14.90           10.88%          111,187           1.70%           (0.22)%               156%            N/A
06/30/96             15.69           25.44%          179,720           1.70%           (0.49)%               205%            N/A

CLASS B
10/31/00             30.78           23.28%          481,935           2.05%           (1.14)%               92%            2.11%
10/31/99             28.29           83.57%          226,507           2.03%           (1.60)%               119%           2.25%
10/31/98(7)          16.99           (4.66)%          39,379           2.54%(1)        (2.06)%(1)            24%             N/A
06/30/98             17.82           34.43%           38,390           2.46%           (1.70)%               153%            N/A
06/30/97             14.53            9.99%           30,397           2.45%           (0.97)%               156%            N/A
06/30/96             15.47           24.54%           25,067           2.45%           (1.24)%               205%            N/A

CLASS I
10/31/00             33.23           24.73%          399,028           0.90%            0.01%                92%            0.96%
10/31/99             29.96           85.13%          386,367           0.87%           (0.44)%               119%           1.06%
10/31/98(7)          17.76           (4.31)%         119,351           1.26%(1)        (0.78)%(1)            24%             N/A
06/30/98             18.56           35.75%          115,729           1.36%           (0.61)%               153%            N/A
06/30/97(9)          14.94           22.73%          126,986           1.45%(1)         0.03%(1)             156%            N/A

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                 INCOME FROM INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                           --------------------------------------------   ------------------------------------------------------
                                                                           DISTRIBUTIONS
                                             NET REALIZED                    IN EXCESS
         NET ASSET VALUE,                   AND UNREALIZED   TOTAL FROM       OF NET
           BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT      INVESTMENT      TOTAL        NET ASSET VALUE,
             PERIOD        INCOME/(LOSS)     INVESTMENTS     OPERATIONS        INCOME     DISTRIBUTIONS    END OF PERIOD
            ------         -------------     -----------     ----------        ------     -------------    -------------

MID CAP STOCK FUND

CLASS A
10/31/00(14) $10.00           $(0.02)(3)        $ 2.60           $2.58        $ --            $ --              $12.58

CLASS B
10/31/00(14)  10.00            (0.08)             2.59            2.51          --              --               12.51

CLASS I
10/31/00(14)  10.00             0.02              2.60            2.62           --             --               12.62

SMALL CAP STOCK FUND

CLASS A
10/31/00     $19.61           $(0.27)(3)        $10.01          $ 9.74         $(2.68)        $(2.68)           $26.67
10/31/99      16.25            (0.20)(3)          6.36            6.16          (2.80)         (2.80)            19.61
10/31/98(7)   19.49            (0.08)(3)         (3.16)          (3.24)          --             --               16.25
06/30/98      18.28            (0.22)(3)          2.50            2.28          (1.07)         (1.07)            19.49
06/30/97      20.17            (0.21)(3)         (0.18)          (0.39)         (1.50)         (1.50)            18.28
06/30/96      15.47            (0.19)(3)          5.65            5.46          (0.76)         (0.76)            20.17

CLASS B
10/31/00      18.61            (0.47)(3)          9.47            9.00          (2.68)         (2.68)            24.93
10/31/99      15.67            (0.34)(3)          6.08            5.74          (2.80)         (2.80)            18.61
10/31/98(7)   18.86            (0.13)(3)         (3.06)          (3.19)          --             --               15.67
06/30/98      17.85            (0.36)(3)          2.44            2.08          (1.07)         (1.07)            18.86
06/30/97      19.88            (0.34)(3)         (0.19)          (0.53)         (1.50)         (1.50)            17.85
06/30/96      15.37            (0.32)(3)          5.59            5.27          (0.76)         (0.76)            19.88

CLASS I
10/31/00(13)  24.98            (0.15)(3)          1.94            1.79           --             --               26.77


                                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                          -----------------------------------------------------------------------------------
                                                                                                       RATIO OF
                                                                                                       OPERATING
                                                                                                       EXPENSES
                                                                                                      TO AVERAGE
                                                                                                      NET ASSETS
                                                                                                      WITHOUT FEE
                                                                                                        WAIVERS
                                                                                                      AND/OR FEES
                                RATIO OF                                                               REDUCED BY
                                OPERATING      RATIO OF NET                                              CREDITS
                                NET ASSETS,     EXPENSES           INVESTMENT                            ALLOWED
                   TOTAL       END OF PERIOD    TO AVERAGE       INCOME/(LOSS) TO       PORTFOLIO        BY THE
                  RETURN(2)     (IN 000'S)     NET ASSETS(6)    AVERAGE NET ASSETS    TURNOVER RATE     CUSTODIAN
                 ----------     ----------     --------------  ------------------    -------------      ---------
MID CAP STOCK FUND

CLASS A
10/31/00(14)       25.80%         $  2,451           1.40%(1)        (0.29)%(1)             9%           1.40%(1)

CLASS B
10/31/00(14)       25.10%            3,778           2.16%(1)        (1.05)%(1)             9%           2.16%(1)

CLASS I
10/31/00(14)       26.20%          176,653           0.88%(1)         0.23%(1)              9%           0.88%(1)

SMALL CAP STOCK FUND

CLASS A
10/31/00           53.57%         $132,274           1.42%           (0.96)%               49%           1.43%
10/31/99           42.60%           92,130           1.78%           (1.16)%               45%           1.94%
10/31/98(7)        (16.62)%         88,502           1.88%(1)        (1.43)%(1)            20%           1.89%(1)
06/30/98           12.95%          118,473           1.66%           (1.10)%               112%          1.66%
06/30/97           (1.50)%         165,719           1.64%           (1.17)%               81%           1.64%
06/30/96           35.93%          283,747           1.64%           (1.02)%               131%          1.65%

CLASS B
10/31/00           52.34%           54,407           2.24%           (1.78)%               49%           2.25%
10/31/99           41.32%           28,969           2.70%           (2.08)%               45%           2.86%
10/31/98(7)        (16.87)%         22,172           2.84%(1)        (2.39)%(1)            20%           2.85%(1)
06/30/98           12.05%           28,540           2.47%           (1.92)%               112%          2.47%
06/30/97           (2.26)%          29,123           2.39%           (1.92)%               81%           2.39%
06/30/96           34.93%           28,920           2.39%           (1.77)%               131%          2.40%

CLASS I
10/31/00(13)        7.21%          150,073           0.98%(1)        (0.52)%(1)            49%           0.99%(1)

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                 INCOME FROM INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                           --------------------------------------------   -----------------------------------------------------








                                                                                     DISTRIBUTIONS
           NET ASSET                     NET REALIZED                                  IN EXCESS    DISTRIBUTIONS
             VALUE,           NET       AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM    OF NET          FROM      DISTRIBUTIONS
          BEGINNING OF    INVESTMENT    GAIN/(LOSS) ON   INVESTMENT   NET INVESTMENT   INVESTMENT   NET REALIZED      FROM
            PERIOD       INCOME/(LOSS)   INVESTMENTS     OPERATIONS      INCOME          INCOME        GAINS        CAPITAL
            ------       -------------   -----------     ----------      ------          ------        -----      -------------
INTERNATIONAL GROWTH FUND

CLASS A
10/31/00    $11.14       $(0.03)(3)      $(0.00)(4)        $(0.03)        $ --           $(0.14)      $(0.00)(4)       --
10/31/99      8.86         0.01(3)         2.65              2.66          (0.27)         --           (0.11)          --
10/31/98(7)  10.20        (0.02)(3)       (1.32)            (1.34)          --            --            --             --
06/30/98     11.85         0.05(3)        (0.67)            (0.62)         (0.50)        (0.03)        (0.50)          --
06/30/97     10.49         0.04(3)         1.55              1.59          (0.13)         --           (0.10)          --
06/30/96      9.78         0.05(3)         1.21              1.26          (0.05)        (0.04)        (0.46)          --

CLASS B
10/31/00     10.87        (0.12)(3)        0.02             (0.10)          --           (0.07)        (0.00)(4)       --
10/31/99      8.72        (0.08)(3)        2.60              2.52          (0.26)         --           (0.11)          --
10/31/98(7)  10.07        (0.05)(3)       (1.30)            (1.35)          --            --            --             --
06/30/98     11.70        (0.04)(3)       (0.64)            (0.68)         (0.42)        (0.03)        (0.50)          --
06/30/97     10.39        (0.04)(3)        1.53              1.49          (0.08)         --           (0.10)          --
06/30/96      9.73        (0.03)(3)        1.21              1.18          (0.02)        (0.04)        (0.46)          --

CLASS I
10/31/00     11.16         0.05(3)         0.00(4)           0.05          (0.21)         --           (0.00)(4)       --
10/31/99      8.83         0.07(3)         2.65              2.72          (0.28)         --           (0.11)          --
10/31/98(7)  10.16         0.00(3)(4)     (1.33)            (1.33)          --            --            --             --
06/30/98     11.82         0.09(3)        (0.69)            (0.60)         (0.53)        (0.03)        (0.50)          --
06/30/97(9)   9.88         0.06(3)         2.15              2.21          (0.17)         --           (0.10)          --

SHORT TERM INCOME FUND
CLASS A
10/31/00    $ 2.29       $ 0.13          $(0.00)(4)        $ 0.13         $(0.13)         --            --           $ --
10/31/99      2.35         0.13(3)        (0.06)             0.07          (0.13)         --            --             --
10/31/98(7)   2.32         0.04            0.03              0.07          (0.04)         --            --             --
06/30/98      2.32         0.13            0.00(4)           0.13          (0.13)         --            --            (0.00)(4)
06/30/97      2.32         0.14            0.00(4)           0.14          (0.14)         --            --             --
06/30/96      2.35         0.15(3)        (0.03)             0.12          (0.15)         --            --            (0.00)(4)

CLASS B
10/31/00      2.29         0.11           (0.00)(4)          0.11          (0.11)         --            --             --
10/31/99      2.35         0.10(3)        (0.06)             0.04          (0.10)         --            --             --
10/31/98(7)   2.32         0.04            0.03              0.07          (0.04)         --            --             --
06/30/98      2.32         0.12            0.00(4)           0.12          (0.12)         --            --            (0.00)(4)
06/30/97      2.32         0.12            0.00(4)           0.12          (0.12)         --            --             --
06/30/96      2.35         0.13(3)        (0.03)             0.10          (0.13)         --            --            (0.00)(4)

CLASS I
10/31/00      2.29         0.14           (0.00)(4)          0.14          (0.14)         --            --             --
10/31/99      2.35         0.13(3)        (0.06)             0.07          (0.13)         --            --             --
10/31/98(7)   2.32         0.04            0.03              0.07          (0.04)         --            --             --
06/30/98      2.32         0.14            0.00(4)           0.14          (0.14)         --            --            (0.00)(4)
06/30/97(9)   2.32         0.14            0.00(4)           0.14          (0.14)         --            --             --

                                                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                 -----------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                                                         OPERATING
                                                                                                                          EXPENSES
                                                                                                                         TO AVERAGE
                                                                                                                         NET ASSETS
                                                                                                                         WITHOUT FEE
                                                                                                                           WAIVERS
                                                                                               RATIO                     AND/OR FEES
                                   NET                        NET           RATIO OF           OF NET                    REDUCED BY
                                  ASSET                     ASSETS,        OPERATING        INVESTMENTET                   CREDITS
                                 VALUE,                      END OF        EXPENSES         INCOME/(LOSS)   PORTFOLIO      ALLOWED
                TOTAL            END OF        TOTAL        PERIOD         TO AVERAGE        TO AVERAGE     TURNOVER       BY THE
           DISTRIBUTIONS         PERIOD       RETURN(2)    (IN 000'S)     NET ASSETS(6)      NET ASSETS        RATE       CUSTODIAN
            -------------    -------------   ----------   --------------  -------------     -------------   ----------   -----------
INTERNATIONAL GROWTH FUND

CLASS A
10/31/00       $(0.14)           $10.97      (0.43)%        $ 28,997         1.78%           (0.25)%        37%             1.78%
10/31/99        (0.38)            11.14      31.15%           28,618         1.88%            0.13%         164%            1.89%
10/31/98(7)      --                8.86      (13.14)%         30,117         1.86%(1)        (0.50)%(1)     41%             1.86%(1)
06/30/98        (1.03)            10.20      (4.19)%          38,281         1.67%            0.50%         118%            1.67%
06/30/97        (0.23)            11.85      15.50%           57,776         1.65%            0.35%         67%             1.65%
06/30/96        (0.55)            10.49      13.16%          116,254         1.77%            0.46%         125%            1.77%

CLASS B
10/31/00        (0.07)            10.70      (1.03)%          12,272         2.48%           (0.95)%        37%             2.48%
10/31/99        (0.37)            10.87      29.87%           11,101         2.80%           (0.79)%        164%            2.81%
10/31/98(7)      --                8.72      (13.41)%          3,552         2.97%(1)        (1.61)%(1)     41%             2.97%(1)
06/30/98        (0.95)            10.07      (4.95)%           4,294         2.94%           (0.35)%        118%            2.94%
06/30/97        (0.18)            11.70      14.66%            4,876         2.40%           (0.40)%        67%             2.40%
06/30/96        (0.52)            10.39      12.34%            4,447         2.52%           (0.29)%        125%            2.52%

CLASS I
10/31/00        (0.21)            11.00       0.26%          145,176         1.14%            0.39%         37%             1.14%
10/31/99        (0.39)            11.16      31.98%          163,610         1.28%            0.73%         164%            1.29%
10/31/98(7)      --                8.83      (13.09)%         98,554         1.32%(1)         0.04%(1)      41%             1.32%(1)
06/30/98        (1.06)            10.16      (3.98)%         108,521         1.36%            0.81%         118%            1.36%
06/30/97(9)     (0.27)            11.82      22.76%           95,512         1.40%(1)         0.60%(1)      67%             1.40%(1)

SHORT TERM INCOME FUND

CLASS A
10/31/00       $(0.13)           $ 2.29       5.70%           20,224         0.99%            5.55%         14%             1.29%
10/31/99        (0.13)             2.29       2.84%           27,059         0.82%            5.22%         85%             1.16%
10/31/98(7)     (0.04)             2.35       3.11%           32,748         0.82%(1)         5.44%(1)      19%             1.40%(1)
06/30/98        (0.13)             2.32       5.91%           35,551         0.86%            5.71%         138%            1.32%
06/30/97        (0.14)             2.32       6.15%           13,685         0.82%            6.50%         51%             1.45%
06/30/96        (0.15)             2.32       5.05%           32,440         0.75%            6.22%         225%            1.42%

CLASS B
10/31/00        (0.11)             2.29       5.12%            3,461         1.55%            4.99%         14%             1.85%
10/31/99        (0.10)             2.29       1.79%            4,597         1.60%            4.44%         85%             1.94%
10/31/98(7)     (0.04)             2.35       2.85%            3,747         1.57%(1)         4.69%(1)      19%             2.18%(1)
06/30/98        (0.12)             2.32       5.13%            3,459         1.61%            4.96%         138%            2.07%
06/30/97        (0.12)             2.32       5.37%            2,994         1.57%            5.75%         51%             2.20%
06/30/96        (0.13)             2.32       4.27%            3,437         1.50%            5.47%         225%            2.17%

Class I
10/31/00        (0.14)             2.29       6.43%           93,741         0.30%            6.24%         14%             0.60%
10/31/99        (0.13)             2.29       2.93%          138,955         0.37%            5.67%         85%             0.71%
10/31/98(7)     (0.04)             2.35       3.20%            1,631         0.57%(1)         5.69%(1)      19%             0.96%(1)
06/30/98        (0.14)             2.32       6.17%            3,103         0.53%            6.03%         138%            1.00%
06/30/97(9)     (0.14)             2.32       5.94%            2,752         0.57%(1)         6.75%(1)      51%             1.20%(1)

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                 INCOME FROM INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                           --------------------------------------------   --------------------------------------------------------








                                                                                         DISTRIBUTIONS
                                             NET REALIZED                                  IN EXCESS
         NET ASSET VALUE,                   AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM    OF NET                     NET ASSET
           BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   NET INVESTMENT   INVESTMENT       TOTAL      VALUE, END
             PERIOD            INCOME        INVESTMENTS     OPERATIONS      INCOME          INCOME     DISTRIBUTIONS  OF PERIOD
            ------         -------------     -----------     ----------      ------          ------        -----       -----------
U.S. GOVERNMENT SECURITIES FUND

CLASS A
10/31/00    $10.51            $ 0.63            $ 0.04          $ 0.67        $(0.63)        $ --           $(0.63)       $10.55
10/31/99     10.98              0.62             (0.47)           0.15         (0.61)         (0.01)         (0.62)        10.51
10/31/98(8)  10.84              0.54              0.14            0.68         (0.54)          --            (0.54)        10.98
12/31/97     10.46              0.62              0.38            1.00         (0.62)          --            (0.62)        10.84
12/31/96     10.84              0.63             (0.38)           0.25         (0.63)          --            (0.63)        10.46
12/31/95      9.64              0.63              1.20            1.83         (0.63)          --            (0.63)        10.84

CLASS B
10/31/00     10.50              0.56              0.04            0.60         (0.56)          --            (0.56)        10.54
10/31/99     10.97              0.54             (0.48)           0.06         (0.53)         (0.00)(4)      (0.53)        10.50
10/31/98(8)  10.84              0.47              0.12            0.59         (0.46)          --            (0.46)        10.97
12/31/97     10.46              0.54              0.38            0.92         (0.54)          --            (0.54)        10.84
12/31/96     10.84              0.54             (0.38)           0.16         (0.54)          --            (0.54)        10.46
12/31/95      9.64              0.54              1.20            1.74         (0.54)          --            (0.54)        10.84

CLASS I
10/31/00     10.51              0.67              0.04            0.71         (0.67)          --            (0.67)        10.55
10/31/99     10.99              0.66             (0.51)           0.15         (0.62)         (0.01)         (0.63)        10.51
10/31/98(10) 10.86              0.42              0.12            0.54         (0.41)          --            (0.41)        10.99

INCOME FUND

CLASS A
10/31/00    $ 8.99            $ 0.62            $(0.09)         $ 0.53        $(0.62)         (0.00)(4)     $(0.62)       $ 8.90
10/31/99      9.44              0.63             (0.45)           0.18         (0.63)          --            (0.63)         8.99
10/31/98(8)   9.48              0.53             (0.04)(5)        0.49         (0.53)          --            (0.53)         9.44
12/31/97      9.15              0.60              0.33            0.93         (0.60)          --            (0.60)         9.48
12/31/96      9.44              0.59             (0.29)           0.30         (0.59)          --            (0.59)         9.15
12/31/95      8.29              0.59              1.15            1.74         (0.59)          --            (0.59)         9.44

CLASS B
10/31/00      9.00              0.56             (0.08)           0.48         (0.56)         (0.00)(4)      (0.56)         8.92
10/31/99      9.45              0.56             (0.45)           0.11         (0.56)          --            (0.56)         9.00
10/31/98(8)   9.49              0.46             (0.04)(5)        0.42         (0.46)          --            (0.46)         9.45
12/31/97      9.17              0.53              0.32            0.85         (0.53)          --            (0.53)         9.49
12/31/96      9.46              0.52             (0.29)           0.23         (0.52)          --            (0.52)         9.17
12/31/95      8.30              0.51              1.16            1.67         (0.51)          --            (0.51)         9.46

CLASS I
10/31/00      8.99              0.66             (0.08)           0.58         (0.66)         (0.00)(4)      (0.66)         8.91
10/31/99      9.44              0.65             (0.45)           0.20         (0.65)          --            (0.65)         8.99
10/31/98(10)  9.57              0.41             (0.13)(5)        0.28         (0.41)          --            (0.41)         9.44



                                                                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                               -----------------------------------------------------------------------------------
                                                                                                                       RATIO OF
                                                                                                                       OPERATING
                                                                                                                        EXPENSES
                                                                                                                       TO AVERAGE
                                                                                                                       NET ASSETS
                                                                  RATIO OF                                            WITHOUT FEE
                                                                  OPERATING                                             WAIVERS
                                                                 EXPENSES TO      RATIO OF                           AND/OR FEES
                                                  RATIO OF         AVERAGE          NET                                REDUCED BY
                                                 OPERATING        NET ASSETS     INVESTMENT                             CREDITS
                               NET ASSETS,       EXPENSES         INCLUDING       INCOME               PORTFOLIO        ALLOWED
                              END OF PERIOD     TO AVERAGE         INTEREST      TO AVERAGE            TURNOVER          BY THE
            TOTAL RETURN(2)    (IN 000'S)      NET ASSETS(6)       EXPENSE       NET ASSETS              RATE          CUSTODIAN
            -------------    ---------------    ----------     --------------    -----------           ---------       ---------
U.S. GOVERNMENT SECURITIES FUND

CLASS A
10/31/00          6.65%          $168,728           0.96%           N/A             6.12%                13%              0.99%
10/31/99          1.38%          221,592            0.96%           N/A             5.76%                55%              1.04%
10/31/98(8)       6.38%          266,334            0.92%(1)       1.36%(1)         5.99%(1)             12%              1.45%(1)
12/31/97          9.92%          107,054            1.05%           N/A             5.92%                 6%              1.05%
12/31/96          2.48%          138,159            0.97%           N/A             6.01%                16%              0.97%
12/31/95         19.45%          177,310            1.01%           N/A             6.08%                 8%              1.01%

CLASS B
10/31/00          5.91%          55,071             1.66%           N/A             5.42%                13%              1.69%
10/31/99          0.53%          72,751             1.70%           N/A             5.02%                55%              1.78%
10/31/98(8)       5.54%          28,747             1.67%(1)       2.12%(1)         5.24%(1)             12%              2.22%(1)
12/31/97          9.03%          3,352              1.84%           N/A             5.08%                 6%              1.84%
12/31/96          1.58%          2,963              1.85%           N/A             5.14%                16%              1.85%
12/31/95         18.48%          2,206              1.84%           N/A             5.20%                 8%              1.84%

CLASS I
10/31/00          7.07%          247,204            0.56%           N/A             6.52%                13%              0.59%
10/31/99          1.43%          184,708            0.60%           N/A             6.12%                55%              0.68%
10/31/98(10)      5.00%          39,939             0.66%(1)       1.10%(1)         6.25%(1)             12%              1.11%(1)

INCOME FUND

CLASS A
10/31/00          6.16%          $131,665           1.02%          --               6.98%                32%              1.03%
10/31/99          1.98%          172,217            1.06%          --               6.84%                19%              1.10%
10/31/98(8)       5.21%          213,397            1.07%(1)       --               6.66%(1)             37%               N/A
12/31/97         10.51%          77,864             1.08%          --               6.47%                27%               N/A
12/31/96          3.46%          86,657             1.03%          --               6.52%                42%               N/A
12/31/95         21.58%          97,534             1.08%          --               6.59%                43%               N/A

CLASS B
10/31/00          5.53%          39,347             1.73%          --               6.27%                32%              1.74%
10/31/99          1.12%          42,715             1.81%          --               6.09%                19%              1.85%
10/31/98(8)       4.51%          34,321             1.84%(1)       --               5.89%(1)             37%               N/A
12/31/97          9.51%          9,691              1.86%          --               5.65%                27%               N/A
12/31/96          2.59%          7,122              1.89%          --               5.69%                42%               N/A
12/31/95         20.70%          4,452              1.91%          --               5.73%                43%               N/A

CLASS I
10/31/00          6.72%          286,979            0.60%          --               7.40%                32%              0.61%
10/31/99          2.24%          76,145             0.68%          --               7.22%                19%              0.72%
10/31/98(10)      2.84%          7,342              0.71%(1)       --               7.02%(1)             37%               N/A

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                 INCOME FROM INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                           --------------------------------------------   --------------------------------------------------------








                                                                                         DISTRIBUTIONS
                                             NET REALIZED                                  IN EXCESS    DISTRIBUTIONS
         NET ASSET VALUE,                   AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM    OF NET          FROM
           BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   NET INVESTMENT   INVESTMENT   NET REALIZED      TOTAL
             PERIOD           INCOME         INVESTMENTS     OPERATIONS      INCOME          INCOME        GAINS      DISTRIBUTIONS
            ------         -------------     -----------     ----------      ------          ------        -----      -------------
HIGH YIELD FUND

CLASS A
10/31/00    $ 8.92            $ 0.90(3)         $(0.43)         $ 0.47        $(0.89)        $ --          $  --          $(0.89)
10/31/99      8.86              0.91(3)           0.14(5)         1.05         (0.94)          --            (0.05)        (0.99)
10/31/98(11) 10.00              0.47             (1.15)          (0.68)        (0.45)         (0.01)          --           (0.46)

CLASS B
10/31/00      8.97              0.84(3)          (0.43)           0.41         (0.84)          --             --           (0.84)
10/31/99      8.90              0.86(3)           0.15(5)         1.01         (0.89)          --            (0.05)        (0.94)
10/31/98(11)                  10.00 0.42         (1.09)          (0.67)        (0.42)         (0.01)          --           (0.43)

CLASS I
10/31/00      8.91              0.93(3)          (0.43)           0.50         (0.93)          --             --           (0.93)
10/31/99      8.85              0.98(3)           0.11(5)         1.09         (0.98)          --            (0.05)        (1.03)
10/31/98(11) 10.00              0.22             (1.13)          (0.91)        (0.23)         (0.01)          --           (0.24)

TAX-EXEMPT BOND FUND

CLASS A
10/31/00    $ 7.41            $ 0.40            $ 0.14          $ 0.54        $(0.40)          --           $ --          $(0.40)
10/31/99      8.11              0.41             (0.70)          (0.29)        (0.41)          --             --           (0.41)
10/31/98(8)   8.09              0.34              0.02            0.36         (0.34)          --             --           (0.34)
12/31/97      7.83              0.38              0.27            0.65         (0.38)          --            (0.01)        (0.39)
12/31/96      8.02              0.38             (0.19)           0.19         (0.38)          --             --           (0.38)
12/31/95      7.13              0.38              0.89            1.27         (0.38)          --             --           (0.38)

CLASS B
10/31/00      7.41              0.34              0.14            0.48         (0.34)          --             --           (0.34)
10/31/99      8.11              0.35             (0.70)          (0.35)        (0.35)          --             --           (0.35)
10/31/98(8)   8.09              0.28              0.03            0.31         (0.29)          --             --           (0.29)
12/31/97      7.83              0.32              0.27            0.59         (0.32)          --            (0.01)        (0.33)
12/31/96      8.02              0.31             (0.19)           0.12         (0.31)          --             --           (0.31)
12/31/95      7.13              0.32              0.89            1.21         (0.32)          --             --           (0.32)



                                                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                 -----------------------------------------------------------------------------------
                                                                                                                         RATIO OF
                                                                                                                         OPERATING
                                                                                                                          EXPENSES
                                                                                                                         TO AVERAGE
                                                                                                                         NET ASSETS
                                                                                                                        WITHOUT FEE
                                                                                                                          WAIVERS
                                                                                                                        AND/OR FEES
                                                                  RATIO OF                                               REDUCED BY
                                                                  OPERATING         RATIO OF NET                          CREDITS
                                                   NET ASSETS,     EXPENSES           INVESTMENT                          ALLOWED
              NET ASSET VALUE,                    END OF PERIOD   TO AVERAGE        INCOME TO             PORTFOLIO        BY THE
              END OF PERIOD    TOTAL RETURN(2)    (IN 000'S)     NET ASSETS(6)    AVERAGE NET ASSETS    TURNOVER RATE     CUSTODIAN
              -------------    ---------------    ----------     --------------  ------------------    -------------     ---------
HIGH YIELD FUND

CLASS A
10/31/00           $ 8.50            5.28%         $  8,182           1.08%           10.08%                40%            1.08%
10/31/99             8.92           12.26%            5,827           0.73%           10.17%                30%            1.37%
10/31/98(11)         8.86           (6.90)%          10,861           0.78%(1)         8.80%(1)             54%            1.22%(1

CLASS B
10/31/00             8.54            4.46%           32,881           1.78%            9.38%                40%            1.78%
10/31/99             8.97           11.44%           21,259           1.29%            9.61%                30%            1.93%
10/31/98(11)         8.90           (6.33)%           2,830           1.57%(1)         8.01%(1)             54%            2.02%(1

CLASS I
10/31/00             8.48            5.54%          168,097           0.72%           10.44%                40%            0.72%
10/31/99             8.91           12.75%           44,662           0.21%           10.69%                30%            0.85%
10/31/98(11)         8.85           (9.13)%           1,309           0.48%(1)         9.10%(1)             54%            0.97%(1

TAX-EXEMPT BOND FUND

CLASS A
10/31/00           $ 7.55            7.52%         $207,309           0.88%            5.41%                28%            0.90%
10/31/99             7.41           (3.77)%         247,814           0.89%            5.16%                57%            --
10/31/98(8)          8.11            4.58%          301,162           0.84%(1)         5.14%(1)              6%            --
12/31/97             8.09            8.59%          188,021           0.80%            4.84%                21%            --
12/31/96             7.83            2.52%          203,606           0.75%            4.90%                22%            --
12/31/95             8.02           18.25%          230,055           0.81%            5.03%                 8%            --

CLASS B
10/31/00             7.55            6.73%           26,332           1.61%            4.68%                28%            1.63%
10/31/99             7.41           (4.52)%          25,059           1.64%            4.41%                57%            --
10/31/98(8)          8.11            3.88%           17,344           1.62%(1)         4.36%(1)              6%            --
12/31/97             8.09            7.71%            8,110           1.62%            4.00%                21%            --
12/31/96             7.83            1.61%            5,266           1.65%            4.01%                22%            --
12/31/95             8.02           17.30%            2,682           1.62%            4.18%                 8%            --

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                 INCOME FROM INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                           --------------------------------------------   --------------------------------------------------------








                                                                                         DISTRIBUTIONS
                                             NET REALIZED                                  IN EXCESS     DISTRIBUTIONS
         NET ASSET VALUE,                   AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM    OF NET          FROM
           BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   NET INVESTMENT   INVESTMENT    NET REALIZED    TOTAL
             PERIOD        INCOME/(LOSS)     INVESTMENTS     OPERATIONS      INCOME          INCOME        GAINS      DISTRIBUTIONS
            ------         -------------     -----------     ----------      ------          ------        -----      -------------

CALIFORNIA MUNICIPAL FUND
CLASS A
10/31/00    $10.43            $ 0.55            $ 0.38          $ 0.93        $(0.55)                       $ --          $(0.55)
10/31/99     11.46              0.54             (0.94)          (0.40)        (0.57)          --            (0.06)        (0.63)
10/31/98(7)  11.33              0.19(3)           0.13            0.32         (0.19)          --             --           (0.19)
06/30/98     10.92              0.58(3)           0.41            0.99         (0.58)          --             --           (0.58)
06/30/97     10.60              0.59              0.32            0.91         (0.59)          --             --           (0.59)
06/30/96     10.53              0.60(3)           0.07            0.67         (0.60)          --             --           (0.60)

CLASS B
10/31/00     10.43              0.48              0.38            0.86         (0.48)          --             --           (0.48)
10/31/99     11.46              0.48             (0.97)          (0.49)        (0.48)          --            (0.06)        (0.54)
10/31/98(7)  11.33              0.16(3)           0.13            0.29         (0.16)          --             --           (0.16)
06/30/98     10.92              0.50(3)           0.41            0.91         (0.50)          --             --           (0.50)
06/30/97     10.60              0.51              0.32            0.83         (0.51)          --             --           (0.51)
06/30/96     10.53              0.51(3)           0.07            0.58         (0.51)          --             --           (0.51)

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

CLASS A
10/31/00    $10.30            $ 0.44            $ 0.31          $ 0.75        $(0.44)        $ --           $(0.03)       $(0.47)
10/31/99     11.02              0.44(3)          (0.55)          (0.11)        (0.45)          --            (0.16)        (0.61)
10/31/98(7)  10.81              0.16              0.21            0.37         (0.16)          --             --           (0.16)
06/30/98     10.74              0.49              0.17            0.66         (0.49)         (0.00)(4)      (0.10)        (0.59)
06/30/97     10.56              0.49(3)           0.23            0.72         (0.49)          --            (0.05)        (0.54)
06/30/96     10.45              0.49              0.15            0.64         (0.49)          --            (0.04)        (0.53)

CLASS B
10/31/00     10.30              0.36              0.31            0.67         (0.36)          --            (0.03)        (0.39)
10/31/99     11.02              0.36(3)          (0.56)          (0.20)        (0.36)          --            (0.16)        (0.52)
10/31/98(7)  10.81              0.13              0.21            0.34         (0.13)          --             --           (0.13)
06/30/98     10.74              0.41              0.17            0.58         (0.41)         (0.00)(4)      (0.10)        (0.51)
06/30/97     10.56              0.41(3)           0.23            0.64         (0.41)          --            (0.05)        (0.46)
06/30/96     10.45              0.41              0.15            0.56         (0.41)          --            (0.04)        (0.45)


                                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                -----------------------------------------------------------------------------------
                                                                                                                        RATIO OF
                                                                                                                        OPERATING
                                                                                                                         EXPENSES
                                                                                                                        TO AVERAGE
                                                                                                                        NET ASSETS
                                                                                                                       WITHOUT FEE
                                                                                                                         WAIVERS
                                                                                                                       AND/OR FEES
                                                                  RATIO OF                                              REDUCED BY
                                                                  OPERATING         RATIO OF NET                         CREDITS
                                                  NET ASSETS,     EXPENSES           INVESTMENT                          ALLOWED
            NET ASSET VALUE,                    END OF PERIOD    TO AVERAGE          INCOME TO           PORTFOLIO        BY THE
             END OF PERIOD    TOTAL RETURN(2)    (IN 000'S)     NET ASSETS(6)    AVERAGE NET ASSETS    TURNOVER RATE     CUSTODIAN
             -------------    ---------------    ----------     --------------  ------------------    -------------     ---------
CALIFORNIA MUNICIPAL FUND

CLASS A
10/31/00        $10.81            9.33%         $248,941           0.87%               5.30%                40%             0.88%
10/31/99         10.43           (3.87)%         283,929           0.88%               4.94%                92%             0.91%
10/31/98(7)      11.46            2.82%          287,590           0.97%(1)            4.87%(1)             28%             1.05%(1)
06/30/98         11.33            9.26%          290,328           1.00%               5.18%                87%             1.19%
06/30/97         10.92            8.83%          318,251           0.97%               5.51%                36%             1.26%
06/30/96         10.60            6.40%          372,177           0.94%               5.56%                17%             1.29%

CLASS B
10/31/00         10.81            8.53%          160,086           1.60%               4.57%                40%             1.61%
10/31/99         10.43           (4.62)%         133,842           1.63%               4.19%                92%             1.66%
10/31/98(7)      11.46            2.56%           49,683           1.72%(1)            4.12%(1)             28%             1.81%(1)
06/30/98         11.33            8.45%           34,537           1.75%               4.42%                87%             1.95%
06/30/97         10.92            8.02%           25,219           1.72%               4.76%                36%             2.01%
06/30/96         10.60            5.61%           20,543           1.69%               4.81%                17%             2.04%

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

CLASS A
10/31/00        $10.58            7.37%         $ 29,657           0.91%               4.19%                45%             0.93%
10/31/99         10.30           (1.11)%          31,253           0.89%               4.13%                93%             0.97%
10/31/98(7)      11.02            3.46%           37,529           0.82%(1)            4.39%(1)              7%             1.15%(1)
06/30/98         10.81            6.26%           38,724           0.86%               4.49%                25%             1.25%
06/30/97         10.74            6.97%           45,157           0.82%               4.61%                29%             1.31%
06/30/96         10.56            6.25%           54,518           0.73%               4.62%                27%             1.39%

CLASS B
10/31/00         10.58            6.57%           35,685           1.66%               3.44%                45%             1.68%
10/31/99         10.30           (1.89)%          35,501           1.64%               3.38%                93%             1.72%
10/31/98(7)      11.02            3.20%           23,960           1.57%(1)            3.64%(1)              7%             1.90%(1)
06/30/98         10.81            5.47%           21,688           1.61%               3.74%                25%             2.01%
06/30/97         10.74            6.17%           20,992           1.57%               3.86%                29%             2.06%
06/30/96         10.56            5.46%           20,948           1.48%               3.87%                27%             2.14%

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                 INCOME FROM INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                           --------------------------------------------   --------------------------------------------------------








                                                                                         DISTRIBUTIONS
                                             NET REALIZED                                  IN EXCESS
         NET ASSET VALUE,                   AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM    OF NET                       NET ASSET
           BEGINNING OF    NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   NET INVESTMENT   INVESTMENT     TOTAL            VALUE,
             PERIOD           INCOME         INVESTMENTS     OPERATIONS      INCOME          INCOME    DISTRIBUTIONS   END OF PERIOD
            ------         -------------     -----------     ----------      ------          ------    -------------   -------------
FLORIDA INSURED MUNICIPAL FUND

CLASS A
10/31/00    $ 9.60            $ 0.46            $ 0.16          $ 0.62        $(0.46)        $ --          $(0.46)         $ 9.76
10/31/99     10.50              0.48             (0.90)          (0.42)        (0.48)          --           (0.48)           9.60
10/31/98(7)  10.35              0.17              0.15            0.32         (0.17)          --           (0.17)          10.50
06/30/98      9.93              0.49              0.42            0.91         (0.49)          --           (0.49)          10.35
06/30/97      9.64              0.49(3)           0.30            0.79         (0.50)         (0.00)(4)     (0.50)           9.93
06/30/96      9.43              0.50              0.21            0.71         (0.50)          --           (0.50)           9.64

CLASS B
10/31/00      9.60              0.39              0.16            0.55         (0.39)          --           (0.39)           9.76
10/31/99     10.50              0.40             (0.90)          (0.50)        (0.40)          --           (0.40)           9.60
10/31/98(7)  10.35              0.14              0.15            0.29         (0.14)          --           (0.14)          10.50
06/30/98      9.93              0.41              0.43            0.84         (0.42)          --           (0.42)          10.35
06/30/97      9.64              0.42(3)           0.30            0.72         (0.43)         (0.00)(4)     (0.43)           9.93
06/30/96      9.43              0.42              0.21            0.63         (0.42)          --           (0.42)           9.64


                                                             RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                            ----------------------------------------------------------------------
                                                                                                      RATIO OF
                                                                                                      OPERATING
                                                                                                      EXPENSES
                                                                                                     TO AVERAGE
                                                                                                     NET ASSETS
                                                                                                     WITHOUT FEE
                                                                                                       WAIVERS
                                                                                                     AND/OR FEES
                                                RATIO OF                                              REDUCED BY
                                                OPERATING         RATIO OF NET                         CREDITS
                                NET ASSETS,     EXPENSES           INVESTMENT                          ALLOWED
                              END OF PERIOD    TO AVERAGE          INCOME TO           PORTFOLIO        BY THE
            TOTAL RETURN(2)    (IN 000'S)     NET ASSETS(6)    AVERAGE NET ASSETS    TURNOVER RATE     CUSTODIAN
            ---------------    ----------     --------------  ------------------    -------------     ---------
FLORIDA INSURED MUNICIPAL FUND

Class A
10/31/00         6.68%         $  8,200           1.14%            4.74%                34%              1.17%
10/31/99        (4.14)%          12,015           0.97%            4.68%                104%             1.14%
10/31/98(7)      3.08%           15,813           0.82%(1)         4.76%(1)             40%              1.40%(1)
06/30/98         9.34%           16,538           0.88%            4.79%                51%              1.45%
06/30/97         8.43%           22,761           0.82%            5.01%                53%              1.46%
06/30/96         7.56%           29,821           0.63%            5.08%                52%              1.46%

CLASS B
10/31/00         5.90%            5,567           1.87%            4.01%                34%              1.90%
10/31/99        (4.91)%           7,273           1.71%            3.94%                104%             1.88%
10/31/98(7)      2.82%            6,054           1.57%(1)         4.01%(1)             40%              2.15%(1)
06/30/98         8.53%            5,075           1.63%            4.04%                51%              2.21%
06/30/97         7.63%            5,067           1.57%            4.26%                53%              2.21%
06/30/96         6.76%            5,428           1.38%            4.33%                52%              2.21%

(1) Annualized.
(2) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(3) Per share numbers have been calculated using the average shares method.
(4) Amount represents less than $0.01 per share.
(5) The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(6) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(7) Fiscal year end changed to October 31 from June 30.
(8) Fiscal year end changed to October 31 from December 31.
(9) On July 25, 1996 the Fund commenced selling Class I shares.
(10) On March 23, 1998 the Fund commenced selling Class I shares.
(11) On April 8, 1998, May 5, 1998 and July 27, 1998 the Fund commenced selling Class A, Class B, and Class I shares, respectively.
(12) On June 7, 1999 the Fund commenced selling Class I shares.
(13) On January 5, 2000 the Fund commenced selling Class I shares.
(14) The Fund commenced operations on March 1, 2000.
(15) On August 1, 2000 the Fund commenced selling Class I shares.

PORTFOLIO OF INVESTMENTS

EQUITY INCOME FUNE

OCTOBER 31, 2000

   SHARES                                                           VALUE
   ------                                                           -----
COMMON STOCKS - 71.4%

    BANKS/SAVINGS & LOANS - 13.0%
    110,000 Bank of America Corporation ....................   $    5,286,875
    120,000 Bank One Corporation ...........................        4,380,000
    150,000 Chase Manhattan Corporation ....................        6,825,000
     73,333 Citigroup Inc. .................................        3,859,149
     89,551 First State Bancorporation .....................        1,029,836
    180,000 First Union Corporation ........................        5,456,250
    107,000 Mellon Financial Corporation ...................        5,162,750
     90,000 PNC Financial Services Group ...................        6,018,750
    120,000 Wells Fargo & Company ..........................        5,557,500
                                                               --------------
                                                                   43,576,110
                                                               --------------
    OIL & GAS - 6.9%
     60,000 Ashland Inc. ...................................        1,965,000
    150,000 Repsol, Sponsored ADR ..........................        2,390,625
     65,000 Royal Dutch Petroleum Company ..................        3,859,375
     80,000 Texaco, Inc. ...................................        4,725,000
     96,500 Tosco Corporation ..............................        2,762,312
     80,000 Ultramar Diamond Shamrock Corporation ..........        2,100,000
     90,000 Unocal Corporation .............................        3,071,250
     70,000 Valero Energy Corporation ......................        2,314,375
                                                               --------------
                                                                   23,187,937
                                                               --------------
    UTILITIES/GAS & ELECTRIC - 6.5%
     60,000 Duke Energy Corporation ........................        5,186,250
     80,000 FPL Group, Inc. ................................        5,280,000
    200,000 NiSource Inc. ..................................        4,987,500
     50,000 Pinnacle West Capital Corporation ..............        2,171,875
    140,000 Southern Company ...............................        4,112,500
                                                               --------------
                                                                   21,738,125
                                                               --------------
    CONSUMER STAPLES - 6.0%
    190,000 Albertson's Inc. ...............................        4,500,625
     65,000 Clorox Company .................................        2,900,625
    165,000 ConAgra Foods Inc. .............................        3,526,875
     50,000 Hershey Foods Corporation ......................        2,715,625
     50,000 PepsiCo Inc. ...................................        2,421,875
     35,000 Procter & Gamble Company .......................        2,500,312
    113,000 Supervalu Inc. .................................        1,737,375
                                                               --------------
                                                                   20,303,312
                                                               --------------
    UTILITIES/TELECOMMUNICATIONS - 5.9%
     50,000 Alltel Corporation .............................        3,221,875
    150,000 AT&T Corporation ...............................        3,478,125
    100,000 SBC Communications Inc. ........................        5,768,750
     57,500 Sprint Corporation, FON Group ..................        1,466,250
    100,000 Verizon Communications .........................        5,781,250
                                                               --------------
                                                                   19,716,250
                                                               --------------
    HEALTH CARE PRODUCTS - 4.9%
     50,000 Abbott Laboratories ............................        2,640,625
     36,000 Baxter International Inc. ......................        2,958,750
     85,600 Becton Dickinson & Company .....................        2,867,600
     21,100 Johnson & Johnson ..............................        1,943,837
     35,000 Merck & Company Inc. ...........................        3,147,812
    100,000 Mylan Laboratories Inc. ........................        2,800,000
                                                               --------------
                                                                   16,358,624
                                                               --------------
    BASIC INDUSTRY - 4.8%
    100,000 Alcoa Inc. .....................................        2,868,750
    170,000 Dow Chemical Company ...........................        5,206,250
    100,000 E.I. Du Pont de Nemours and Company ............        4,537,500
     68,500 Engelhard Corporation ..........................        1,429,937
     50,000 PPG Industries, Inc. ...........................        2,231,250
                                                               --------------
                                                                   16,273,687
                                                               --------------
    FINANCIAL SERVICES - 4.1%
     80,000 Fannie Mae .....................................        6,160,000
     60,000 Franklin Resources Inc. ........................        2,570,400
     60,000 Price (T. Rowe) Associates Inc. ................        2,808,750
     22,000 Providian Financial Corporation ................        2,288,000
                                                               --------------
                                                                   13,827,150
                                                               --------------
    AEROSPACE/DEFENSE - 3.6%
     33,200 Boeing Company .................................        2,251,375
     50,000 General Dynamics Corporation ...................        3,578,125
    180,000 Raytheon Company, Class B ......................        6,153,750
                                                               --------------
                                                                   11,983,250
                                                               --------------
    LEISURE - 3.0%
    200,000 Carnival Corporation ...........................        4,962,500
    400,000 Mattel Inc. ....................................        5,175,000
                                                               --------------
                                                                   10,137,500
                                                               --------------
    RETAIL SALES - 2.8%
    225,000 May Department Stores Company ..................        5,906,250
    310,000 Penney (J.C.) Company Inc. .....................        3,623,125
                                                               --------------
                                                                    9,529,375
                                                               --------------
    DIVERSIFIED MANUFACTURING - 2.4%
    150,000 Honeywell International Inc. ...................        8,071,875
                                                               --------------
    COMPUTER SYSTEMS - 1.9%
    150,000 Diebold Inc. ...................................        3,900,000
     30,000 Hewlett-Packard Company ........................        1,393,125
     12,000 International Business Machines Corporation ....        1,182,000
                                                               --------------
                                                                    6,475,125
                                                               --------------
    INSURANCE - 1.7%
    140,000 Allstate Corporation ...........................        5,635,000
                                                               --------------
    CONSUMER CYCLICALS - 1.5%
    230,000 Genuine Parts Company ..........................        4,901,875
                                                               --------------
    COMPUTER SOFTWARE/SERVICES - 1.1%
     30,000 Autodesk Inc. ..................................          661,875
     93,000 Computer Associates International Inc. .........        2,964,375
                                                               --------------
                                                                    3,626,250
                                                               --------------
    CAPITAL GOODS - 0.8%
    101,250 Crane Company ..................................        2,651,484
                                                               --------------
    HEALTH CARE SERVICES - 0.5%
     30,600 Aetna Inc. .....................................        1,769,062
                                                               --------------
            Total Common Stocks
            (Cost $194,528,382) ............................      239,761,991
                                                               --------------

    REAL ESTATE INVESTMENT TRUSTS - 8.2%
     60,000 Arden Realty Inc. ..............................        1,440,000
     74,800 CarrAmerica Realty Corporation .................        2,211,275
    140,000 Duke-Weeks Realty Corporation ..................        3,316,250
    100,000 Equity Office Properties Trust .................        3,012,500
     65,000 Equity Residential Properties Trust ............        3,059,062
     75,000 Franchise Finance Corporation of America .......        1,523,437
    110,000 Health Care Property Investors Inc. ............        3,231,250
    140,000 Hospitality Properties Trust ...................        3,018,750
     85,000 Shurgard Storage Centers Inc., Class A .........        1,928,438
     85,000 Simon Property Group Inc. ......................        1,896,563
     58,500 Storage USA Inc. ...............................        1,634,344
    110,500 Taubman Centers Inc. ...........................        1,208,594
                                                               --------------
            Total Real Estate Investment Trusts
            (Cost $29,144,447) .............................       27,480,463
                                                               --------------

 PRINCIPAL
  AMOUNT
 ---------

CONVERTIBLE SECURITIES - 6.3%

    CONVERTIBLE BONDS AND NOTES - 4.1%
$ 4,000,000 Adaptec Inc., Conv. Sub. Note,
              4.750% due 02/01/2004 ........................        3,240,000
  9,500,000 Network Associates Inc., Conv. Bond,
              % due 02/13/2018 .............................        3,621,875
  1,750,000 Rockefeller Center Properties Trust,
              Conv. Deb., Zero coupon due 12/31/2000 .......        1,505,000
  3,900,000 S3 Inc., Conv. Sub. Note, 5.750% due 10/01/2003         3,393,000
  2,000,000 Waste Management Inc., Conv. Deb.,
              4.000% due 02/01/2002 ........................        1,875,000
                                                               --------------
             Total Convertible Bonds and Notes
               (Cost $14,007,983) ..........................       13,634,875
                                                               --------------
   SHARES
   ------

    CONVERTIBLE PREFERRED STOCKS - 2.2%
     50,000 Bank United Corporation, Conv. Pfd., 8.000%
               due 08/16/2004 ..............................        3,387,500
     40,000  DECS Trust VI, Conv. Pfd.,6.250% due 11/15/2002        1,472,500
      6,000 Global Crossing Holdings Ltd., Conv. Pfd.,
               6.375% due 11/05/2004++ .....................          952,500
     11,200 TCI Pacific Communications Inc., Conv. Pfd.,
               5.000% due 07/31/2006 .......................        1,736,000
                                                               --------------
             Total Convertible Preferred Stocks
               (Cost $6,584,600) ...........................        7,548,500
                                                               --------------
             Total Convertible Securities
               (Cost $20,592,583) ..........................       21,183,375
                                                               --------------

 PRINCIPAL
  AMOUNT
 ---------

 FIXED INCOME SECURITIES - 10.0%

    CORPORATE BONDS AND NOTES - 7.2%
$ 1,500,000 Aetna Services Inc., Company Guarantee,
              7.625% due 08/15/2026 ........................        1,452,855
  1,250,000 American Home Products Corporation, Deb.,
              7.250% due 03/01/2023 ........................        1,197,280
  2,000,000 Cendant Corporation, Note, 7.750% due 12/01/2003        1,941,190
  2,000,000 FHP International Corporation, Sr. Note,
              7.000% due 09/15/2003 ........................        1,950,212
  1,250,000 First Nationwide Bank, Sub. Deb., 10.000%
              due 10/01/2006 ...............................        1,351,698
  1,165,000 HEALTHSOUTH Corporation, Sr. Note, 6.875%
              due 06/15/2005** .............................        1,034,025
  2,000,000 Loral Corporation, Deb., 7.625% due 06/15/2025 .        1,849,206
  1,000,000 Medpartners Inc., Sr. Note, 7.375% due 10/01/2006         905,000
  2,500,000 Merrill Lynch & Company Inc., Note, 6.375%
              due 10/15/2008 ...............................        2,342,963
  1,000,000 Price/Costco Inc., Sr. Note, 7.125% due 06/15/2005        992,423
  1,750,000 Raytheon Company, Deb., 7.200% due 08/15/2027 ..        1,607,713
  1,500,000 Superior Financial Acquisition Corporation,
              Sr. Note, 8.650% due 04/01/2003 ..............        1,474,626
  1,000,000 Tenet Healthcare Corporation, Sr. Note,
              7.875% due 01/15/2003 ........................          990,000
  2,000,000 Texas-New Mexico Power Company, Sr. Note,
              6.250% due 01/15/2009 ........................        1,789,018
  2,000,000 Time Warner Inc., Deb., 9.150% due 02/01/2023 ..        2,245,074
  1,000,000 Westinghouse Electric Corporation, Deb.,
              7.875% due 09/01/2023 ........................          973,510
                                                               --------------
               Total Corporate Bonds and Notes
               (Cost $25,205,936) ..........................       24,096,793
                                                               --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 2.4%

    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 2.4%
  4,097,078 #C01049, GOLD,
               7.000% due 09/01/2030 .......................        4,019,286
  4,146,802 #C42264, GOLD,
               6.500% due 09/01/2030 .......................        3,989,911
                                                               --------------
             Total FHLMC
               (Cost $8,000,955) ...........................        8,009,197
                                                               --------------

COLLATERALIZED MORTGAGE OBLIGATION (CMO) - 0.4%
      (Cost $1,449,170)
  1,446,684 Reilly Mortgage FHA, 1982,
               7.430% due 06/01/2022 .......................        1,469,636
                                                               --------------
                Total Fixed Income Securities
                (Cost $34,656,061) .........................       33,575,626
                                                               --------------

   SHARES
   ------

WARRANTS - 0.0%#
  (Cost $45)
      4,500 V2 Music Holdings Plc,
               Expires 04/15/2008+,++ .....................    $           45
                                                               --------------
 PRINCIPAL
   AMOUNT
 ---------

 REPURCHASE AGREEMENT - 3.9%
  (Cost $12,935,000)
$12,935,000  Agreement with Goldman Sachs & Company,
               6.420% dated 10/31/2000, to be
               repurchased at $12,937,307 on 11/01/2000,
               collateralized by $10,712,259 U.S. Treasury
               Bond, 7.875% due 02/15/2021
               (Market Value $13,213,666) .................        12,935,000
                                                               --------------
TOTAL INVESTMENTS (Cost $291,856,518*) .......        99.8%       334,936,500
OTHER ASSETS AND LIABILITIES (Net) ...........         0.2            736,036
                                                     -----     --------------
NET ASSETS ...................................       100.0%    $  335,672,536
                                                     =====     ==============

-----------------------

 * Aggregate cost for federal tax purposes is $291,879,411.
** This security or a partial position of this security is on loan at October 31, 2000, which have an aggregate market value of $310,651, representing 0.1% of the total net assets of the Fund (Note 7).
 # Amount represents less than 0.1% of net assets.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

--------------------------------------------------------------------------------

                               GLOSSARY OF TERMS

         ADR  --  American Depository Receipt
         FHA  --  Federal Housing Authority
         GOLD -- Payments are on an accelerated 45-day payment cycle instead of 75-day payment cycle

--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
GROWTH & INCOME FUND

October 31, 2000


   SHARES                                                              VALUE
   ------                                                              -----

COMMON STOCKS - 99.0%
    Banks/Savings & Loans - 12.5%
  1,000,000 Bank of America Corporation ....................   $   48,062,500
    397,500 Chase Manhattan Corporation ....................       18,086,250
    805,397 Citigroup Inc. .................................       42,384,017
    840,000 First Union Corporation** ......................       25,462,500
    440,000 Mellon Financial Corporation ...................       21,230,000
  1,050,462 Wells Fargo & Company ..........................       48,649,521
                                                               --------------
                                                                  203,874,788
                                                               --------------
    HEALTH CARE PRODUCTS - 10.6%
    285,000 American Home Products Corporation .............       18,097,500
    300,000 Bristol-Meyers Squibb Company ..................       18,281,250
    520,000 Cardinal Health Inc. ...........................       49,270,000
    193,800 Johnson & Johnson ..............................       17,853,825
    196,400 Merck & Company Inc. ...........................       17,663,725
  1,410,000 Mylan Laboratories Inc. ........................       39,480,000
    275,000 Pfizer Inc. ....................................       11,876,563
                                                               --------------
                                                                  172,522,863
                                                               --------------
    CONSUMER STAPLES - 9.0%
    738,000 Avon Products Inc. .............................       35,793,000
    324,000 Kimberly-Clark Corporation .....................       21,384,000
  2,400,000 Kroger Company+ ................................       54,150,000
    355,000 PepsiCo Inc. ...................................       17,195,312
    255,000 Procter & Gamble Company .......................       18,216,563
                                                               --------------
                                                                  146,738,875
                                                               --------------
    COMPUTER SOFTWARE/SERVICES - 8.9%
    129,000 Adobe Systems Inc. .............................        9,812,062
  1,275,000 BMC Software Inc.+ .............................       25,898,437
  1,535,000 Computer Associates International Inc. .........       48,928,125
    355,000 First Data Corporation .........................       17,794,375
    420,000 Microsoft Corporation+ .........................       28,927,500
    400,000 Oracle Corporation+ ............................       13,200,000
                                                               --------------
                                                                  144,560,499
                                                               --------------
    COMPUTER SYSTEMS - 6.9%
    290,000 Cisco Systems Inc.+ ............................       15,623,750
  1,110,000 Compaq Computer Corporation ....................       33,755,100
    170,000 EMC Corporation+ ................................       15,140,625
    420,000 Hewlett-Packard Company ........................       19,503,750
    285,000 International Business Machines Corporation ....       28,072,500
                                                               --------------
                                                                  112,095,725
                                                               --------------
    OIL & GAS - 6.4%
    312,576 Exxon Mobil Corporation ........................       27,877,872
    560,000 Halliburton Company ............................       20,755,000
    390,000 Royal Dutch Petroleum Company ..................       23,156,250
    558,300 Tosco Corporation ..............................       15,981,338
    510,000 Unocal Corporation .............................       17,403,750
                                                               --------------
                                                                  105,174,210
                                                               --------------
    AEROSPACE/DEFENSE - 6.3%
    925,000 Boeing Company .................................       62,726,562
  1,165,000 Raytheon Company, Class B ......................       39,828,437
                                                               --------------
                                                                  102,554,999
                                                               --------------
    MEDIA - 6.2%
  1,202,000 AT&T Corporation-Liberty Media Group, Class A+ .       21,636,000
    750,000 Comcast Corporation, Special Class A ...........       30,562,500
    500,000 News Corporation Ltd., Sponsored ADR ...........       18,093,750
    218,000 Viacom Inc., Class A+ ..........................       12,480,500
    500,000 Walt Disney Company ............................       17,906,250
                                                               --------------
                                                                  100,679,000
                                                               --------------
    UTILITIES/TELECOMMUNICATIONS - 4.9%
  1,035,000 AT&T Corporation ...............................       23,999,063
    350,000 SBC Communications Inc. ........................       20,190,625
    408,800 Sprint Corporation, FON Group ..................       10,424,400
    185,000 Verizon Communications .........................       10,695,313
    595,000 Worldcom Inc.+ .................................       14,131,250
                                                               --------------
                                                                   79,440,651
                                                               --------------

    INSURANCE - 4.3%
    850,000 Allstate Corporation ...........................       34,212,500
    360,000 American International Group Inc. ..............       35,280,000
                                                               --------------
                                                                   69,492,500
                                                               --------------

    LEISURE - 3.6%
  1,225,000 Carnival Corporation ...........................       30,395,313
  2,255,000 Mattel Inc. ....................................       29,174,062
                                                               --------------
                                                                   59,569,375
                                                               --------------

    CAPITAL GOODS - 3.5%
  1,000,000 Tyco International Ltd. ........................       56,687,500
                                                               --------------

    RETAIL SALES - 3.4%
    300,000 Costco Wholesale Corporation+ ..................       10,987,500
  1,110,000 Intimate Brands Inc. ...........................       26,501,250
    650,000 Target Corporation .............................       17,956,250
                                                               --------------
                                                                   55,445,000
                                                               --------------

    FINANCIAL SERVICES - 2.9%
    625,000 Freddie Mac ....................................       37,500,000
    100,000 Providian Financial Corporation ................       10,400,000
                                                               --------------
                                                                   47,900,000
                                                               --------------

    DIVERSIFIED MANUFACTURING - 2.3%
    695,000 Honeywell International Inc. ...................       37,399,687
                                                               --------------

    HEALTH CARE SERVICES - 1.8%
    496,000 Aetna Inc. .....................................       28,675,000
                                                               --------------

    UTILITIES/GAS & ELECTRIC - 1.7%
    338,000 Enron Corporation ..............................       27,737,125
                                                               --------------

    ELECTRONICS/SEMICONDUCTORS - 1.6%
    573,200 Intel Corporation ..............................       25,794,000
                                                               --------------

    ELECTRICAL EQUIPMENT - 1.4%
    425,000 General Electric Company .......................       23,295,312
                                                               --------------

    COMMUNICATIONS EQUIPMENT - 0.8%
    390,000 Lucent Technologies Inc. .......................        9,091,875
    185,000 Motorola Inc. ..................................        4,613,438
                                                               --------------
                                                                   13,705,313
                                                               --------------
            Total Common Stocks
            (Cost $1,177,044,459) ..........................    1,613,342,422
                                                               --------------

PRINCIPAL
  AMOUNT
---------

 REPURCHASE AGREEMENT - 1.0%
  (Cost $16,244,000)
$16,244,000 Agreement with Goldman Sachs &  Company, 6.420%
            dated 10/31/2000, to  be repurchased at
            $16,246,897 on 11/01/2000, collateralized by
            $13,452,642 U.S. Treasury Bond, 7.875% due
            02/15/2021 (Market Value $16,593,953) ..........   $   16,244,000
                                                               --------------
TOTAL INVESTMENTS (Cost $1,193,288,459*) ...........  100.0%    1,629,586,422
OTHER ASSETS AND LIABILITIES (NET) .................    0.0#          350,867
                                                      -----    --------------
NET ASSETS .........................................  100.0%   $1,629,937,289
                                                      =====    ==============

-----------------
 * Aggregate cost for federal tax purposes is $1,193,969,050.
** This security or a partial position of this security is on loan at October 31, 2000, which have an aggregate market value of $8,038,875, representing 0.5% of the total net assets of the Fund (Note 7).

 # Amount represents less than 0.1% of net assets.
 + Non-income producing security.

--------------------------------------------------------------------------------
                              GLOSSARY OF TERMS
     ADR  --  American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
GROWTH FUND OF THE NORTHWEST

October 31, 2000


   SHARES                                                          VALUE
   ------                                                          -----

COMMON STOCKS - 91.9%

    BANKS/SAVINGS & LOANS - 12.1%
    348,450 Bank of America Corporation ....................   $   16,747,378
    487,526 Banner Corporation .............................        6,520,654
    409,700 KeyCorp ........................................       10,114,469
    479,200 Pacific Northwest Bancorp ......................        6,409,300
    592,068 U.S. Bancorp ...................................       14,320,645
    768,326 Washington Federal Inc. ........................       17,143,274
    306,800 Wells Fargo & Company ..........................       14,208,675
                                                               --------------
                                                                   85,464,395
                                                               --------------

    HEALTH CARE PRODUCTS - 9.7%
    558,700 Corixa Corporation+ ............................       24,862,150
     82,100 Dendreon Corporation+ ..........................        1,344,388
     21,400 Eden Bioscience Corporation+ ...................          810,525
    207,270 ICOS Corporation+ ..............................       10,648,496
    102,590 Immunex Corporation+ ...........................        4,366,487
    304,400 NeoRx Corporation+ .............................        4,946,500
  1,187,100 Orasure Technologies Inc.+ .....................       11,203,256
    814,463 SonoSite Inc.+** ...............................       10,384,403
                                                               --------------
                                                                   68,566,205
                                                               --------------

    COMPUTER SYSTEMS - 8.2%
    784,400 Advanced Digital Information Corporation+.......       10,197,200
    264,396 Avocent Corporation+ ...........................       18,755,591
    319,030 InFocus Corporation+ ...........................       14,097,138
    580,842 RadiSys Corporation+ ...........................       15,392,313
                                                               --------------
                                                                   58,442,242
                                                               --------------

    COMPUTER SOFTWARE/SERVICES - 7.2%
     77,260 Adobe Systems Inc. .............................        5,876,589
    125,100 BSQUARE Corporation+ ...........................        1,954,687
    337,440 Mentor Graphics Corporation+ ...................        7,908,750
    228,139 Microsoft Corporation+ .........................       15,713,074
    803,100 ONYX Software Corporation+ .....................       12,749,213
    878,200 Primus Knowledge Solutions Inc.+ ...............        7,135,375
                                                               --------------
                                                                   51,337,688
                                                               --------------

    BASIC INDUSTRY - 6.2%
    124,133 Boise Cascade Corporation ......................        3,561,065
  1,717,700 Louisiana-Pacific Corporation** ................       14,600,450
  1,886,030 Oregon Steel Mills Inc. ........................        3,654,183
    413,680 Schnitzer Steel Industries Inc., Class A .......        6,101,780
    175,000 Weyerhaeuser Company ...........................        8,214,062
    209,200 Willamette Industries Inc. .....................        7,596,575
                                                               --------------
                                                                   43,728,115
                                                               --------------

    CONSUMER CYCLICALS - 6.0%
  1,120,725 Building Materials Holding Corporation+ ........        9,806,344
     74,000 Columbia Sportswear Company+ ...................        3,163,500
    870,400 Cutter & Buck Inc.+ ............................        8,921,600
  1,310,480 K2 Inc. ........................................       12,449,560
    211,710 Nike Inc., Class B .............................        8,455,168
                                                               --------------
                                                                   42,796,172
                                                               --------------

    ELECTRONICS/SEMICONDUCTORS - 5.9%
    806,840 Credence Systems Corporation+ ..................       15,128,250
     94,700 Intel Corporation ..............................        4,261,500
    409,880 Lattice Semiconductor Corporation+ .............       11,963,373
    109,160 Micron Technology Inc.+ ........................        3,793,310
    459,800 Semitool Inc.+ .................................        6,006,138
     15,140 TriQuint Semiconductor Inc.+ ...................          580,051
                                                               --------------
                                                                   41,732,622
                                                               --------------

    AEROSPACE/DEFENSE - 5.4%
    384,664 Boeing Company .................................       26,085,027
    332,650 Precision Castparts Corporation ................       12,557,537
                                                               --------------
                                                                   38,642,564
                                                               --------------

    ELECTRICAL EQUIPMENT - 4.5%
    257,030 Electro Scientific Industries Inc.+ ............        8,979,986
    960,425 FEI Company+ ...................................       22,750,067
                                                               --------------
                                                                   31,730,053
                                                               --------------

    CAPITAL GOODS - 4.3%
    991,700 Greenbrier Companies Inc. ......................        8,801,337
    350,650 PACCAR Inc. ....................................       14,749,216
    352,000 Tredegar Corporation ...........................        6,710,000
                                                               --------------
                                                                   30,260,553
                                                               --------------

    TRANSPORTATION - 3.1%
    361,450 Airborne Freight Corporation ...................        3,659,681
    192,810 Alaska Air Group Inc.+ .........................        5,001,009
    250,460 Expeditors International of Washington Inc. ....       12,992,613
                                                               --------------
                                                                   21,653,303
                                                               --------------

    CONSUMER STAPLES - 2.9%
    120,000 Albertson's Inc. ...............................        2,842,500
    797,424 Kroger Company+ ................................       17,991,879
                                                               --------------
                                                                   20,834,379
                                                               --------------

    RETAIL SALES - 2.7%
    186,540 Costco Wholesale Corporation+ ..................        6,832,028
  4,098,000 Hollywood Entertainment Corporation+ ...........       12,550,125
                                                               --------------
                                                                   19,382,153
                                                               --------------

    CONSUMER DURABLES - 2.3%
    940,812 Monaco Coach Corporation+ ......................       16,052,605
                                                               --------------

    MEDIA - 2.2%
    838,700 Bowne & Company Inc. ...........................        7,024,112
    266,000 Getty Images Inc.+ .............................        8,445,500
                                                               --------------
                                                                   15,469,612
                                                               --------------

    HEALTH CARE SERVICES - 2.1%
    737,760 Foundation Health Systems Inc., Class A+ .......       14,893,530
                                                               --------------

    ELECTRONICS - 2.0%
    204,935 Microvision Inc.+ ..............................        6,980,598
    103,080 Tektronix Inc. .................................        7,344,450
                                                               --------------
                                                                   14,325,048
                                                               --------------

    LODGING & RESTAURANTS - 1.7%
    122,540 Starbucks Corporation+ .........................        5,476,006
  1,282,085 WestCoast Hospitality Corporation+ .............        6,490,555
                                                               --------------
                                                                   11,966,561
                                                               --------------

    INSURANCE - 1.6%
    271,615 StanCorp Financial Group Inc. ..................       11,068,311
                                                               --------------

    UTILITIES/TELECOMMUNICATIONS - 1.0%
    506,795 Metro One Telecommunications Inc.+ .............        6,968,431
                                                               --------------

    BUSINESS SERVICES - 0.4%
    176,450 Click2Learn.com Inc.+ ..........................        2,558,525
                                                               --------------

    REAL ESTATE INVESTMENT TRUSTS - 0.4%
    110,680 Shurgard Storage Centers Inc., Class A .........        2,511,053
                                                               --------------
            Total Common Stocks
            (Cost $466,868,868) ............................      650,384,120
                                                               --------------
PRINCIPAL
  AMOUNT
---------

 REPURCHASE AGREEMENT - 8.4%
  (Cost $59,573,000)
$59,573,000 Agreement with Goldman Sachs & Company, 6.420%
            dated 10/31/2000, to be repurchased at
            $59,583,624 on 11/01/2000, collateralized by
            $49,336,017 U.S. Treasury Bond, 7.875% due
            02/15/2021 (Market Value $60,856,413) ..........   $   59,573,000
                                                               --------------
TOTAL INVESTMENTS (Cost $526,441,868*) ...........    100.3%      709,957,120
OTHER ASSETS AND LIABILITIES (NET) ...............     (0.3)       (2,077,777)
                                                      -----    --------------
NET ASSETS .......................................    100.0%   $  707,879,343
                                                      =====    ==============

-------------
 * Aggregate cost for federal tax purposes is $526,575,728.
** This security or a partial position of this security is on loan at October 31, 2000, which have an aggregate market value of $5,460,353, representing 0.8% of the total net assets of the Fund (Note 7).
+  Non-income producing security.

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
GROWTH FUND

OCTOBER 31, 2000


  SHARES                                                           VALUE
  ------                                                           -----
COMMON STOCKS - 85.4%

    UTILITIES/TELECOMMUNICATIONS - 27.8%
    402,965 ADC Telecommunications Inc.+ ...................   $    8,613,377
  2,106,000 China Mobile (Hong Kong), Ltd.+** ..............       13,569,518
    876,220 China Unicom, Ltd., ADR+ .......................       17,962,510
    569,845 Comcast Corporation, Special Class A+ ..........       23,221,184
    152,120 Corvis Corporation+ ............................        9,982,875
    200,290 Cox Communications Inc., Class A+** ............        8,825,278
    233,635 Duke Energy Corporation ........................       20,194,825
  1,458,420 Ericsson LM, B Shares ..........................       19,358,849
     67,150 Juniper Networks Inc.+ .........................       13,094,250
     99,565 Level 3 Communications Inc.+ ...................        4,748,006
  2,617,298 Nokia Corporation, Sponsored ADR ...............      111,889,489
    208,865 Nokia Oyj ......................................        8,584,884
        455 NTT DoCoMo Inc. ................................       11,209,742
      9,125 ONI Systems Corporation+** .....................          739,695
    220,635 Sprint Corporation, PCS Group+ .................        8,411,709
    182,275 Symbol Technologies, Inc. ......................        8,282,120
    527,444 Telefonica SA+ .................................       10,046,065
    237,980 Telefonos de Mexico SA, Class L, Sponsored ADR .       12,836,046
    590,690 Vodafone Group Plc .............................       25,141,243
    164,565 Winstar Communications Inc.+ ...................        3,209,017
                                                               --------------
                                                                  339,920,682
                                                               --------------

    COMPUTER SOFTWARE/SERVICES - 14.1%
  1,011,325 Amazon.com Inc.+ ...............................       37,039,778
     50,260 Ariba Inc.+ ....................................        6,351,607
    261,930 DoubleClick Inc.+ ..............................        4,256,363
    178,230 eBay Inc.+ .....................................        9,178,845
    476,195 Electronic Arts Inc.+ ..........................       23,809,750
    244,600 Exodus Communications Inc.+ ....................        8,209,388
    124,200 i2 Technologies Inc.+ ..........................       21,114,000
     75,645 Inktomi Corporation+ ...........................        4,798,730
      1,130 Macromedia, Inc.+ ..............................           87,081
    142,120 Phone.com Inc.+ ................................       13,154,983
    110,260 Software.com Inc.+ .............................       16,428,740
     91,947 Terra Lycos, SA, ADR+ ..........................        2,223,962
     91,715 VeriSign Inc.+ .................................       12,106,380
     94,862 VERITAS Software Corporation+** ................       13,377,024
                                                               --------------
                                                                  172,136,631
                                                               --------------

    MEDIA - 11.3%
  2,165,029 AT&T Corporation-Liberty Media Group, Class A+ .       38,970,522
    202,385 Cablevision Systems Corporation, Class A+ ......       15,077,683
    450,020 Charter Communications Inc., Class A+ ..........        8,775,390
    265,631 Infinity Broadcasting Corporation, Class A+ ....        8,832,231
     62,380 Lamar Advertising Company+ .....................        2,994,240
     34,670 Liberty Digital Inc., Class A+ .................          403,039
    663,495 Time Warner Inc. ...............................       50,365,905
    183,470 TMP Worldwide Inc.+ ............................       12,771,232
                                                               --------------
                                                                  138,190,242
                                                               --------------

    ELECTRONICS/SEMICONDUCTORS - 9.1%
    737,280 Analog Devices Inc.+ ...........................       47,923,200
      1,660 Applied Micro Circuits Corporation+ ............          126,782
    363,582 JDS Uniphase Corporation+ ......................       29,586,485
    127,840 Maxim Integrated Products Inc.+ ................        8,477,390
    116,800 Sony Corporation+** ............................        9,328,058
    253,240 Texas Instruments Inc. .........................       12,424,588
     53,910 Vitesse Semiconductor Corporation+ .............        3,770,331
                                                               --------------
                                                                  111,636,834
                                                               --------------

    COMPUTER SYSTEMS - 6.2%
    291,055 3Com Corporation+ ..............................        5,166,226
    397,395 ASM Lithography Holding NV+ ....................       11,052,548
    465,788 Cisco Systems Inc.+ ............................       25,094,329
    204,455 EMC Corporation+ ...............................       18,209,273
    306,095 Palm, Inc.+ ....................................       16,395,213
                                                               --------------
                                                                   75,917,589
                                                               --------------

    OIL & GAS - 5.9%
    200,345 Anadarko Petroleum Corporation .................       12,832,097
     83,265 Burlington Resources Inc. ......................        2,997,540
    549,405 Enron Corporation** ............................       45,085,548
    399,505 Petroleo Brasileiro SA, ADR+ ...................       11,610,614
                                                               --------------
                                                                   72,525,799
                                                               --------------

    HEALTH CARE PRODUCTS - 3.1%
     91,055 Eli Lilly and Company ..........................        8,138,041
    455,447 Medtronic Inc. .................................       24,736,465
     67,665 MiniMed Inc.+ ..................................        4,935,316
                                                               --------------
                                                                   37,809,822
                                                               --------------

    FINANCIAL SERVICES - 2.2%
    259,715 American Express Company .......................       15,582,900
    787,915 E*TRADE Group Inc.+** ..........................       11,474,012
                                                               --------------
                                                                   27,056,912
                                                               --------------

    ELECTRICAL EQUIPMENT - 1.9%
    147,370 Dominion Resource, Inc. ........................        8,777,726
    475,360 Southern Company ...............................       13,963,700
                                                               --------------
                                                                   22,741,426
                                                               --------------

    AEROSPACE/DEFENSE - 1.3%
    233,500 Boeing Company .................................       15,834,219
                                                               --------------

    BANKS/SAVINGS & LOANS - 1.1%
    102,075 Chase Manhattan Corporation ....................        4,644,413
    164,502 Fifth Third Bancorp ............................        8,451,290
                                                               --------------
                                                                   13,095,703
                                                               --------------

    CAPITAL GOODS - 0.9%
    211,230 Applied Materials Inc.+ ........................       11,221,594
                                                               --------------

    BUSINESS SERVICES - 0.5%
    156,510 Sapient Corporation+ ...........................        5,565,887
                                                               --------------
            Total Common Stocks
            (Cost $804,934,426) ............................    1,043,653,340
                                                               --------------

PRINCIPAL
  AMOUNT
---------

 U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 13.4%

    FEDERAL HOME LOAN BANK (FHLB) - 13.4%
$25,000,000 6.310% due 12/15/2000++ ........................       24,807,194
 25,000,000 6.330% due 12/28/2000++ ........................       24,749,438
 10,000,000 6.350% due 11/30/2000++ ........................        9,948,847
 20,000,000 6.340% due 11/15/2000++ ........................       19,950,689
 50,000,000 6.340% due 12/22/2000++ ........................       49,550,917
 10,000,000 6.381% due 12/22/2000++ ........................        9,909,603
 25,000,000 6.390% due 11/15/2000++ ........................       24,937,875
                                                               --------------
            Total U.S. Government Agency DiscountNotes
            (Cost $163,854,563) ............................      163,854,563
                                                               --------------

 COMMERCIAL PAPER - 1.2%
  (Cost $15,000,000)
 15,000,000 UBS Finance, LLC, 6.650% due 11/01/2000 ........       15,000,000
                                                               --------------
TOTAL INVESTMENTS (Cost $983,788,989*) ............   100.0%    1,222,507,903
OTHER ASSETS AND LIABILITIES (NET) ................     0.0#          231,837
                                                      -----    --------------
NET ASSETS ........................................   100.0%   $1,222,739,740
                                                      =====    ==============

-----------------
 * Aggregate cost for federal tax purposes is $997,122,886.
** This security or a partial position of this security is on loan at October 31, 2000, which have an aggregate market value of $24,805,895, representing 2.0% of the total net assets of the Fund (Note 7).
 # Amount represents less than 0.1% net assets.
 + Non-income producing security.
++ Rate represents annualized yield at date of purchase.

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                 U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                         CONTRACTS TO RECEIVE
               -------------------------------------------           NET
                                                                 UNREALIZED
                                                   IN           APPRECIATION/
EXPIRATION        LOCAL           VALUE IN       EXCHANGE       (DEPRECIATION)
   DATE         CURRENCY           U.S. $       FOR U.S. $       OF CONTRACTS
----------  ----------------   -----------      -----------    --------------
01/26/2001  EUR   15,500,000    13,187,555       14,356,562    $   (1,169,007)
03/22/2001  EUR   25,100,000    21,401,766       22,487,829        (1,086,063)
03/22/2001  JPY  100,000,000       938,291          943,294            (5,003)
04/27/2001  EUR    4,400,000     3,755,664        3,790,644           (34,980)
06/27/2001  HKD   28,000,000     3,598,643        3,595,829             2,814
                                                               --------------
                                                               $   (2,292,239)
                                                               --------------
       U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                       CONTRACTS TO DELIVER
               -------------------------------------------           NET
                                                                 UNREALIZED
                                                   IN           APPRECIATION/
EXPIRATION        LOCAL           VALUE IN       EXCHANGE       (DEPRECIATION)
   DATE         CURRENCY           U.S. $       FOR U.S. $       OF CONTRACTS
----------  ----------------   -----------      -----------    --------------
01/26/2001  EUR   39,450,000    33,564,455       36,602,488       $ 3,038,033
03/16/2001  HKD   25,000,000     3,211,873        3,209,498            (2,375)
03/22/2001  EUR   45,000,000    39,137,094       41,189,037         2,051,943
03/22/2001  JPY  801,000,000     7,515,711        7,820,968           305,257
04/12/2001  JPY   51,000,000       480,224          494,922            14,698
04/27/2001  EUR   14,500,000    12,376,620       12,597,796           221,176
04/27/2001  JPY  450,000,000     4,247,867        4,332,380            84,513
05/07/2001  EUR   29,800,000    25,450,392       25,493,900            43,508
05/10/2001  HKD   22,000,000     2,827,331        2,824,134            (3,197)
06/27/2001  HKD  112,000,000    14,394,573       14,382,880           (11,693)
                                                               --------------
                                                               $    5,741,863
                                                               --------------
Net Unrealized Appreciation of Forward Foreign
  Currency Contracts ......................................    $    3,449,624
                                                               ==============


--------------------------------------------------------------------------------
                               GLOSSARY OF TERMS
      ADR   -- American Depository Receipt
      EUR   -- Euro
      HKD   -- Hong Kong Dollar
      JPY   -- Japanese Yen
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
MID CAP STOCK FUND

OCTOBER 31, 2000


  SHARES                                                            VALUE
  ------                                                            -----

COMMON STOCKS - 95.2%

    COMPUTER SOFTWARE/SERVICES - 12.4%
     85,000 Acxiom Corporation+ ............................     $  3,421,250
    205,000 BMC Software Inc.+..............................        4,164,062
    200,000 MarchFirst Inc.+................................        1,162,500
    165,000 PeopleSoft Inc.+................................        7,200,703
    215,000 Sykes Enterprises Inc.+.........................        1,155,625
    103,000 Synopsys Inc.+..................................        3,592,125
    135,000 Systems & Computer Technology Corporation+ .....        1,949,063
                                                               --------------
                                                                   22,645,328
                                                               --------------
    HEALTH CARE SERVICES - 10.2%
     46,000 Aetna Inc. .....................................        2,659,375
    370,000 Covance Inc.+...................................        3,191,250
     53,000 Express Scripts Inc., Class A+..................        3,560,938
    297,000 Foundation Health Systems Inc., Class A+........        5,995,688
    140,000 IMS Health Inc. ................................        3,307,500
                                                               --------------
                                                                   18,714,751
                                                               --------------

    HEALTH CARE PRODUCTS - 9.7%
     53,000 ALZA Corporation+...............................        4,289,688
    125,000 AmeriSource Health Corporation, Class A+........        5,429,688
    105,000 ICN Pharmaceuticals Inc. .......................        3,996,563
    144,000 Mylan Laboratories Inc. ........................        4,032,000
                                                               --------------
                                                                   17,747,939
                                                               --------------

    BANKS/SAVINGS & LOANS - 9.6%
     91,000 Bank United Corporation, Class A ...............        5,158,562
    170,000 Charter One Financial Inc. .....................        3,899,375
     65,000 Comerica Inc. ..................................        3,920,312
    111,000 TCF Financial Corporation ......................        4,488,562
                                                               --------------
                                                                   17,466,811
                                                               --------------

    ELECTRONICS/SEMICONDUCTORS - 6.6%
    100,000 Arrow Electronics Inc.+.........................        3,200,000
    140,000 Electronics for Imaging+........................        2,170,000
     81,000 Microchip Technology Inc.+......................        2,561,625
    230,000 Sensormatic Electronics Corporation+............        4,140,000
                                                               --------------
                                                                   12,071,625
                                                               --------------

    BASIC INDUSTRY - 5.8%
    175,000 Federal Signal Corporation .....................        4,090,625
    251,000 Republic Services Inc.+.........................        3,372,812
     91,000 Teleflex Inc. ..................................        3,145,187
                                                               --------------
                                                                   10,608,624
                                                               --------------

    FINANCIAL SERVICES - 5.5%
     55,000 A.G. Edwards Inc. ..............................        2,791,250
     50,000 Ambac Financial Group Inc. .....................        3,990,625
     31,000 Providian Financial Corporation ................        3,224,000
                                                               --------------
                                                                   10,005,875
                                                               --------------

    CONSUMER STAPLES - 5.4%
     81,000 Avon Products Inc. .............................        3,928,500
     63,000 Hershey Foods Corporation ......................        3,421,688
     56,000 Suiza Foods Corporation+ .......................        2,593,500
                                                               --------------
                                                                    9,943,688
                                                               --------------

    OIL & GAS - 5.0%
     84,000 Baker Hughes Inc. ..............................        2,887,500
    120,000 Ocean Energy Inc.+ .............................        1,665,000
     81,000 Tosco Corporation ..............................        2,318,625
     65,000 Unocal Corporation .............................        2,218,125
                                                               --------------
                                                                    9,089,250
                                                               --------------

    AEROSPACE/DEFENSE - 3.9%
     67,000 Litton Industries Inc.+ ........................        3,479,812
    103,000 Lockheed Martin Corporation ....................        3,692,550
                                                               --------------
                                                                    7,172,362
                                                               --------------

    CONSUMER CYCLICALS - 3.0%
     66,000 Jones Apparel Group Inc.+ ......................        1,835,625
     90,000 Nike Inc., Class B .............................        3,594,375
                                                               --------------
                                                                    5,430,000
                                                               --------------

    RETAIL SALES - 2.9%
    126,000 Intimate Brands Inc. ...........................        3,008,250
    195,000 Penney (J.C.) Company Inc. .....................        2,279,063
                                                               --------------
                                                                    5,287,313
                                                               --------------

    LODGING & RESTAURANTS - 2.7%
     75,000 Papa John's International Inc.+ ................        1,884,375
    103,000 Tricon Global Restaurants Inc.+ ................        3,090,000
                                                               --------------
                                                                    4,974,375
                                                               --------------

    INSURANCE - 2.7%
     66,000 The PMI Group Inc. .............................        4,875,750
                                                               --------------

    LEISURE - 2.3%
    331,000 Mattel Inc. ....................................        4,282,313
                                                               --------------

    COMMERCIAL SERVICES - 2.0%
    155,000 ACNielsen Corporation+ .........................        3,710,312
                                                               --------------

    CAPITAL GOODS - 2.0%
    145,000 CommScope Inc.+ ................................        3,670,312
                                                               --------------

    UTILITIES/TELECOMMUNICATIONS - 2.0%
     56,000 United States Cellular Corporation+** ..........        3,584,000
                                                               --------------

    MEDIA - 1.5%
     76,000 Houghton Mifflin Company .......................        2,797,750
                                                               --------------
            Total Common Stocks
              (Cost $144,226,704) ..........................      174,078,378
                                                               --------------
 PRINCIPAL
   AMOUNT
 ---------

 REPURCHASE AGREEMENT - 6.2%
  (Cost $11,355,000)

$11,355,000 Agreement with Goldman Sachs & Company,
             6.420% dated 10/31/2000, to be repurchased
             at $11,357,025 on 11/01/2000, collateralized
             by $9,403,765 U.S. Treasury Bond,
             7.875% due 02/15/2021
             (Market Value $11,599,627) ....................       11,355,000
                                                               --------------
TOTAL INVESTMENTS (Cost $155,581,704*) ...........    101.4%      185,433,378
OTHER ASSETS AND LIABILITIES (Net) ...............     (1.4)       (2,551,190)
                                                      -----    --------------
NET ASSETS .......................................    100.0%     $182,882,188
                                                      =====    ==============
=========================

 * Aggregate cost for federal tax purposes.
** This security or a partial position of this security is on loan at October 31, 2000, which have an aggregate market value of $2,949,312, representing 1.6% of the total net assets of the Fund (Note 7).
 + Non-income producing security.

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

SMALL CAP STOCK FUND

OCTOBER 31, 2000


  SHARES                                                            VALUE
  ------                                                            -----

COMMON STOCKS - 99.1%

    HEALTH CARE PRODUCTS - 19.3%
    233,050 Corixa Corporation+.............................     $ 10,370,725
    351,700 Dendreon Corporation+...........................        5,759,088
    172,600 DUSA Pharmaceuticals Inc.+......................        4,509,175
      9,800 Eden Bioscience Corporation+....................          371,175
     75,900 Emisphere Technologies Inc.+....................        1,921,219
     54,680 ICOS Corporation+...............................        2,809,185
    250,900 Incyte Genomics, Inc.+..........................        9,189,213
     51,425 NeoRx Corporation+..............................          835,656
    241,700 Pain Therapeutics Inc.+.........................        5,181,444
    123,650 Pharmacyclics Inc.+.............................        6,653,916
    130,850 Rosetta Inpharmatics Inc.+......................        2,903,234
    151,600 Shire Pharmaceuticals Group Plc, ADR+...........        9,531,850
    401,071 SonoSite Inc.+** ...............................        5,113,655
                                                               --------------
                                                                   65,149,535
                                                               --------------

    COMPUTER SOFTWARE - 16.5%
    476,800 Digimarc Corporation+** ........................        7,122,200
  1,038,800 Intraware Inc.+.................................        7,596,225
    372,550 Made2Manage Systems Inc.+.......................        1,047,797
    155,789 NetIQ Corporation+..............................       13,417,328
    500,300 ONYX Software Corporation+......................        7,942,262
    484,562 Peregrine Systems Inc.+.........................       11,629,488
    849,200 Primus Knowledge Solutions Inc.+................        6,899,750
                                                               --------------
                                                                   55,655,050
                                                               --------------

    BUSINESS SERVICES - 11.3%
    762,525 Click2Learn.com Inc.+...........................       11,056,612
    136,100 Edison Schools Inc.+............................        3,734,244
  1,087,295 First Consulting Group Inc.+....................        7,271,285
    242,400 Getty Images, Inc.+.............................        7,696,200
  1,601,100 PeoplePC Inc.+** ...............................        5,303,644
  1,460,300 ZapMe! Corporation+.............................        3,011,869
                                                               --------------
                                                                   38,073,854
                                                               --------------

    COMPUTER SERVICES - 9.3%
  1,071,250 ARIS Corporation+** ............................        2,778,555
    479,600 BSQUARE Corporation+............................        7,493,750
    700,850 Carreker-Antinori Inc.+.........................       12,965,725
    196,300 Cognizant Technology Solutions Corporation+.....        8,048,300
                                                               --------------
                                                                   31,286,330
                                                               --------------

    COMPUTER SYSTEMS - 7.1%
    459,800 Advanced Digital Information Corporation+.......        5,977,400
    157,065 Avocent Corporation+............................       11,141,798
     65,400 InFocus Corporation+............................        2,889,863
    146,112 RadiSys Corporation+............................        3,871,968
                                                               --------------
                                                                   23,881,029
                                                               --------------

    ELECTRONICS/SEMICONDUCTORS - 6.2%
    265,450 Credence Systems Corporation+ ..................        4,977,187
    143,000 Lattice Semiconductor Corporation+ .............        4,173,812
     75,000 NVIDIA Corporation+ ............................        4,660,547
    218,100 Pixelworks Inc.+ ...............................        7,265,456
                                                               --------------
                                                                   21,077,002
                                                               --------------

    CONSUMER CYCLICALS - 4.9%
    538,800 Building Materials Holding Corporation+.........        4,714,500
    366,750 Cutter & Buck Inc.+.............................        3,759,187
    449,155 K2 Inc. ........................................        4,266,972
    188,000 Quiksilver Inc.+................................        3,595,500
                                                               --------------
                                                                   16,336,159
                                                               --------------

    UTILITIES/TELECOMMUNICATIONS - 4.8%
    199,800 Gilat Satellite Networks Ltd.+..................       10,227,263
     16,498 GrandeTel Technologies Inc., Class A+...........            1,567
  1,032,980 Latitude Communications Inc.+...................        5,939,635
                                                               --------------
                                                                   16,168,465
                                                               --------------

    FINANCIAL SERVICES - 4.6%
    363,417 American Captial Strategies Ltd. ...............        8,017,888
    253,891 Heller Financial Inc. ..........................        7,426,312
                                                               --------------
                                                                   15,444,200
                                                               --------------

    ELECTRICAL EQUIPMENT - 4.4%
     60,520 Electro Scientific Industries Inc.+.............        2,114,417
    384,000 FEI Company+....................................        9,096,000
    103,980 Microvision Inc.+...............................        3,541,819
                                                               --------------
                                                                   14,752,236
                                                               --------------

    MEDIA - 2.8%
    422,100 Bowne & Company Inc. ...........................        3,535,087
    117,500 Sirius Satellite Radio Inc.+** .................        5,904,375
                                                               --------------
                                                                    9,439,462
                                                               --------------

    OIL & GAS - 2.0%
    209,062 Hanover Compressor Company+.....................        6,820,648
                                                               --------------

    RETAIL - 1.9%
    428,200 J. Jill Group Inc.+.............................        6,503,288
                                                               --------------

    TRANSPORTATION - 1.8%
    119,800 Expeditors International of Washington Inc. ....        6,214,625
                                                               --------------

    CONSUMER DURABLES - 1.1%
    208,575 Monaco Coach Corporation+.......................        3,558,811
                                                               --------------

    LODGING & RESTAURANTS - 0.9%
     78,000 Intrawest Corporation ..........................        1,326,000
    321,440 WestCoast Hospitality Corporation+..............        1,627,290
                                                               --------------
                                                                    2,953,290
                                                               --------------

    BASIC INDUSTRY - 0.2%
     40,200 Schnitzer Steel Industries Inc., Class A .......          592,950
                                                               --------------
            Total Common Stocks
              (Cost $306,9 .................................      333,906,934
                                                               --------------

PRINCIPAL
AMOUNT
---------

 REPURCHASE AGREEMENT - 0.3%
  (Cost $935,000)
$   935,000  Agreement with Goldman Sachs & Company,
               6.420% dated 10/31/2000, to be repurchased
               at $935,167 on 11/01/2000, collateralized by
               $774,330 U.S. Treasury Bond, 7.875% due
               02/15/2021 (Market Value $955,143) ..........          935,000
                                                               --------------
TOTAL INVESTMENTS (Cost $307,886,600*) .............  99.4%       334,841,934
OTHER ASSETS AND LIABILITIES (Net) .................   0.6          1,911,313
                                                     -----     --------------
NET ASSETS ......................................... 100.0%    $  336,753,247
                                                     =====     ==============

===================

 * Aggregate cost for federal tax purposes is $309,043,334.
** This security or a partial position of this security is on loan at October 31, 2000, which have an aggregate market value of $2,589,329, representing 0.8% of the total net assets of the Fund (Note 7).
 + Non-income producing security.

--------------------------------------------------------------------------------

                               GLOSSARY OF TERMS
                       ADR -- American Depository Receipt

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INTERNATIONAL GROWTH FUND

OCTOBER 31, 2000

  SHARES                                                            VALUE
  ------                                                            -----

COMMON STOCKS - 91.6%

    JAPAN - 22.7%
     13,910 Advantest Corporation ..........................      $ 1,812,859
      6,400 Aiful Corporation ..............................          504,093
     24,000 Bridgestone Corporation ........................          237,832
     52,000 Chugai Pharmaceutical Company Ltd.** ...........          882,015
     32,000 Daiwa Securities Group Inc.** ..................          354,330
         70 DDI Corporation ................................          328,246
     12,000 Fanuc Ltd. .....................................        1,077,058
      5,000 Fuji Soft ABC Inc. .............................          328,796
     24,000 Furukawa Electric Company Ltd.** ...............          630,848
      3,000 Hirose Electric Company Ltd. ...................          346,197
    148,000 Hitachi Ltd. ...................................        1,585,914
     74,000 Japan Airlines Company Ltd. ....................          296,173
     49,000 Jusco Company Ltd. .............................          919,987
      2,310 Keyence Corporation ............................          717,205
     18,000 Kokusai Securities Company Ltd.** ..............          151,667
    223,000 Mitsubishi Heavy Industries Ltd. ...............          865,970
    210,000 Mitsubishi Motors Corporation ..................          673,161
     31,000 Mitsui Chemicals Inc. ..........................          158,427
    160,000 Mitsui Marine & Fire Insurance Company Ltd.** ..          811,824
     15,000 Murata Manufacturing Company Ltd. ..............        1,794,181
    174,000 NEC Corporation** ..............................        3,314,702
     20,000 Nichicon Corporation ...........................          357,005
     25,000 Nikko Securities Company Ltd. ..................          215,686
     99,000 Nikon Corporation ..............................        1,438,038
      6,200 Nintendo Company Ltd. ..........................        1,024,946
         57 Nippon Telegraph & Telephone Corporation .......          518,389
    263,000 Nissan Motor Company Ltd.+ .....................        1,804,137
     23,000 Nomura Securities Company Ltd. .................          487,653
        141 NTT DoCoMo Inc. ................................        3,473,788
      5,800 Rohm Company Ltd. ..............................        1,461,337
     99,000 Sakura Bank Ltd. ...............................          720,832
     31,000 Sankyo Company Ltd. ............................          682,824
     46,000 Sanwa Bank Ltd.** ..............................          408,659
     53,000 Sekisui House Ltd.** ...........................          560,162
     12,000 Shin-Etsu Chemical Company Ltd. ................          492,370
     59,000 Shionogi & Company Ltd. ........................        1,150,969
     46,890 Sony Corporation ...............................        3,744,800
     40,000 Sumitomo Realty & Development Co., Ltd. ........          229,333
     20,000 Taiyo Yuden Company Ltd.** .....................          763,832
      1,000 Takeda Chemical Industries Ltd. ................           65,851
     39,000 Tokyo Electron Ltd.** ..........................        3,050,383
      8,300 Tokyo Seimitsu Company Ltd. ....................          585,330
    125,000 Toray Industries Inc. ..........................          486,554
     20,000 Ushio Inc. .....................................          348,029
      8,000 Yamanouchi Pharmaceutical Company Ltd. .........          361,950
                                                               --------------
                                                                   42,224,342
                                                               --------------

    UNITED KINGDOM - 16.0%
     46,000 ARM Holdings Plc ...............................          454,217
     16,500 AstraZeneca Group Plc ..........................          777,269
      3,300 AstraZeneca Group Plc, ADR .....................          157,369
     11,000 Autonomy Corporation Plc .......................          562,253
     41,556 BG Plc .........................................          166,548
    123,000 Billiton Plc ...................................          469,740
     69,456 British Aerospace Plc ..........................          394,855
     61,800 British Airways Plc ............................          276,399
     29,000 Cadbury Schweppes Plc ..........................          179,392
    124,600 Dimension Data Holdings Plc++ ..................        1,092,827
     63,000 GKN Plc ........................................          722,710
     33,100 Granada Compass Plc+ ...........................          285,503
     74,300 Granada Media Plc ..............................          432,643
     93,400 Halifax Group Plc ..............................          735,094
    324,300 Invensys Plc ...................................          774,657
     60,600 Laporte Plc ....................................          463,746
     41,556 Lattice Group Plc ..............................           88,705
    324,200 Lloyds TSB Group Plc ...........................        3,304,811
    127,243 New Dixons Group Plc ...........................          378,778
     18,000 Pearson Plc ....................................          483,288
     73,000 Reuters Group Plc ..............................        1,422,564
     41,200 Royal Bank of Scotland Group Plc ...............          925,516
    155,000 Shell Transport & Trading Company Plc ..........        1,248,044
    110,800 Tate & Lyle Plc ................................          354,366
    194,000 TI Group Plc ...................................        1,057,811
  1,947,929 Vodafone AirTouch Plc ..........................        8,110,975
     94,800 Zeneca Group ...................................        4,443,635
                                                               --------------
                                                                   29,763,715
                                                               --------------

    NETHERLANDS - 7.3%
     33,313 ABN-Amro Holding NV ............................          770,891
     74,568 Aegon NV .......................................        2,958,114
     66,000 ASM Lithography Holding NV (F)+.................        1,835,625
     27,000 ASM Lithography Holding NV+.....................          737,176
      8,923 DSM NV .........................................          257,162
     12,000 Heineken Holding NV, Class A ...................          427,216
     31,700 Heineken NV ....................................        1,719,712
     13,700 ING Groep NV+...................................          939,708
     20,000 Koninklijke Luchtvaart Maatschappij NV (KLM) ...          364,489
     12,000 Koninklijke (Royal) Philips Electronics NV .....          471,056
     44,500 STMicroelectronics NV ..........................        2,311,219
     12,000 Unilever NV ....................................          601,153
      9,300 United Pan-Europe Communications NV+............          162,787
                                                               --------------
                                                                   13,556,308
                                                               --------------

    GERMANY - 6.1%
      7,000 Aixtron AG .....................................          976,069
      1,200 Allianz AG .....................................          403,515
     44,200 Bayerische Motoren Werke (BMW) AG ..............        1,476,166
     13,000 DaimlerChrysler AG .............................          604,417
      3,500 Deutsche Bank AG ...............................          283,327
     16,300 Deutsche Telekom AG** ..........................          585,828
     11,000 Dresdner Bank AG ...............................          444,296
      6,200 Epcos AG+.......................................          471,938
     40,600 Infineon Technologies AG+.......................        1,653,621
     18,700 Infineon Technologies, ADR+.....................          801,762
      7,500 Intershop Communications AG+....................          376,992
     24,800 Metro AG .......................................          983,816
     17,500 Siemens AG .....................................        2,225,081
      2,800 T-Online International AG+** ...................           57,081
                                                               --------------
                                                                   11,343,909
                                                               --------------

    FRANCE - 5.4%
     38,700 Bouygues SA ....................................        1,968,243
      7,000 Carrefour SA ...................................          469,344
     11,200 Christian Dior SA ..............................          568,671
      8,000 Compagnie de Saint Gobain ......................        1,057,189
      4,100 Dassault Systemes SA ...........................          312,262
      9,800 Groupe Danone ..................................        1,368,989
      2,500 LVMH (Louis Vuitton Moet Hennessy) .............          182,245
     11,700 Michelin (CGDE), Class B .......................          338,187
      2,900 PSA Peugeot Citroen ............................          533,426
     41,000 Sanofi-Synthelabo SA+ ..........................        2,154,726
     20,000 Societe BIC SA .................................          692,530
      5,200 Vivendi ........................................          373,339
      4,200 Wanadoo+ .......................................           53,402
                                                               --------------
                                                                   10,072,553
                                                               --------------

    CANADA - 5.0%
     46,800 Abitibi-Consolidated Inc. ......................          409,091
     20,300 Alcan Aluminium Ltd. ...........................          638,678
     11,100 ATI Technologies Inc. ..........................           89,760
     27,300 Bank of Nova Scotia ............................          777,579
    140,000 Bombardier Inc., Class B .......................        2,195,464
     31,100 Clarica Life Insurance Company .................          737,160
     34,000 Inco Ltd.+......................................          527,618
      1,900 Magna International Inc., Class A ..............           84,970
     16,300 Mitel Corporation ..............................          266,821
     12,400 Nortel Networks Corporation ....................          561,038
     23,500 Rogers Communications Inc., Class B ............          455,462
     53,000 Thomson Corporation ............................        2,134,242
     15,000 Toronto Dominion Bank Ontario ..................          412,018
                                                               --------------
                                                                    9,289,901
                                                               --------------

    SWITZERLAND - 4.7%
        698 Adecco SA ......................................          482,520
        630 Compagnie Financiere Richemont AG, Units .......        1,751,859
      1,310 Holderbank Financiere Glarus AG ................        1,376,233
        454 Nestle SA ......................................          940,526
      1,220 Novartis AG ....................................        1,850,263
         50 Roche Holding AG ...............................          456,596
        181 Schweizerische Rueckversicherungs-Gesellschaft .          356,848
      2,269 Swisscom AG ....................................          576,055
      6,500 UBS AG .........................................          900,122
                                                               --------------
                                                                    8,691,022
                                                               --------------

    HONG KONG - 4.0%
  1,350,000 Amoy Properties Ltd. ...........................        1,229,029
     98,000 Cheung Kong Holdings Ltd. ......................        1,083,815
    218,000 China Mobile (Hong Kong) Ltd.+..................        1,404,632
     35,000 Hongkong Land Holdings Ltd. ....................           64,750
    133,200 Hutchison Whampoa Ltd. .........................        1,652,438
    402,000 Johnson Electric Holdings Ltd. .................          798,965
    180,000 Li & Fung Ltd. .................................          334,665
    458,000 Shangri-La Asia Ltd. ...........................          452,195
     80,000 Swire Pacific Ltd., Class A ....................          493,407
                                                               --------------
                                                                    7,513,896
                                                               --------------

    AUSTRALIA - 3.5%
    165,000 Australia & New Zealand Banking Group Ltd. .....        1,218,324
    179,720 Broken Hill Proprietary Company Ltd. ...........        1,741,413
    202,100 Cable and Wirelsss Optus Ltd. ..................          427,886
    260,000 Foster's Brewing Group Ltd. ....................          588,733
     32,365 Lend Lease Corporation Ltd. ....................          378,756
     37,000 News Corporation Ltd. ..........................          386,889
     14,938 OneSteel Ltd. ..................................            7,121
    208,700 Santos Ltd. ....................................          663,980
    122,325 Westpac Banking Corporation Ltd. ...............          835,020
     87,200 WMC Ltd. .......................................          333,229
                                                               --------------
                                                                    6,581,351
                                                               --------------

    FINLAND - 3.3%
    136,200 Nokia Oyj ......................................        5,598,167
     21,000 UPM-Kymmene Oyj ................................          593,652
                                                               --------------
                                                                    6,191,819
                                                               --------------

    TAIWAN - 2.0%
     94,268 Asustek Computer Inc., GDR .....................          516,117
     30,680 Hon Hai Precision Industry Company Ltd., GDR++ .          320,453
    128,692 Taiwan Semiconductor Manufacturing
              Company Ltd., Sponsored ADR+ .................        2,919,700
                                                               --------------
                                                                    3,756,270
                                                               --------------

    SINGAPORE - 1.9%
     11,000 Creative Technology Ltd. .......................          178,586
      5,000 Creative Technology Ltd., ORD ..................           84,375
     11,000 Datacraft Asia Ltd. ............................           75,350
     83,000 DBS Group Holdings Ltd. ........................          978,718
     64,000 Singapore Press Holdings Ltd. ..................          915,088
    853,000 Singapore Technologies Engineering Ltd.                 1,375,132
                                                               --------------
                                                                    3,607,249
                                                               --------------

    SWEDEN - 1.9%
     45,000 Ericsson LM, B Shares ..........................          597,323
     58,000 Ericsson LM, Sponsored ADR .....................          804,750
     68,700 ForeningsSparbanken AB .........................          983,907
     70,000 Svenska Handlesbanken AB, A Shares .............        1,096,839
                                                               --------------
                                                                    3,482,819
                                                               --------------

    SOUTH KOREA - 1.8%
     55,600 Hyundai Motor Company Ltd., GDR+ ...............          360,566
        500 Korea Telecom Corporation, Sponsored ADR+ ......           18,437
     17,316 Samsung Electronics ............................        2,169,331
     11,290 Samsung Electronics, GDR++ ** ..................          832,637
                                                               --------------
                                                                    3,380,971
                                                               --------------

    MEXICO - 1.7%
     58,500 Telefonos de Mexico SA, ADR ....................        3,155,344
                                                               --------------

    ITALY - 1.2%
     20,000 Assicurazioni Generali** .......................          656,929
    265,000 ENI Spa** ......................................        1,433,122
     10,000 Fiat Spa+.......................................          232,256
                                                               --------------
                                                                    2,322,307
                                                               --------------

    SPAIN - 1.0%
     58,900 Banco Bilbao Vizcaya Argentaria SA+ ............          783,847
     42,060 Telefonica SA+ .................................          801,104
      4,751 Telefonica SA, Sponsored ADR+ ..................          275,261
                                                               --------------
                                                                    1,860,212
                                                               --------------

    IRELAND - 0.6%
     45,892 Allied Irish Banks Plc .........................          466,999
     44,268 CRH Plc ........................................          670,925
                                                               --------------
                                                                    1,137,924
                                                               --------------

    PORTUGAL - 0.6%
     51,100 Portugal Telecom SA ............................          454,807
      1,200 PT Multimedia Servicos de Telecomunicacoes
              e Multimedia S.G.P.S. SA+ ....................           33,974
     60,000 Telecel-Comunicacaoes Pessoais SA ..............          657,098
                                                               --------------
                                                                    1,145,879
                                                               --------------

    NORWAY - 0.5%
     25,000 Norsk Hydro ASA ................................          991,915
                                                               --------------

    RUSSIA - 0.3%
      8,900 Lukoil Holding, Sponsored ADR ..................          475,260
                                                               --------------

    GREECE - 0.1%
     16,798 Hellenic Bottling Company SA ...................          229,710
                                                               --------------
            Total Common Stocks
              (Cost $156,574,376) ..........................      170,774,676
                                                               --------------

CONVERTIBLE PREFERRED STOCK - 0.5%
 (Cost $845,852)

    JAPAN - 0.5%
 93,000,000 Sanwa International Finance Bermuda Trust,
              Conv. Pfd., 1.250% due 08/01/2005 (F) ........          992,295
                                                               --------------

PREFERRED STOCKS - 0.2%

    ITALY - 0.1%
     20,230 Fiat Spa .......................................          301,461
                                                               --------------

    SOUTH KOREA - 0.1%
      3,000 Samsung Electronics ............................          153,763
                                                               --------------

    UNITED KINGDOM - 0.0%#
    545,400 Laporte Plc, Class B ...........................            6,336
                                                               --------------
            Total Preferred Stocks
              (Cost $712,644) ..............................          461,560
                                                               --------------
 PRINCIPAL
  AMOUNT
 ---------

 REPURCHASE AGREEMENT - 7.4%
  (Cost $13,748,000)
$13,748,000 Agreement with Goldman Sachs & Company,
              6.420% dated 10/31/2000 to be repurchased at
              $13,750,452 on 11/01/2000, collateralized by
              $11,385,553 U.S Treasury Bond, 7.875% due
              02/15/2021 (Market Value $14,044,181) ........       13,748,000
                                                               --------------
TOTAL INVESTMENTS (Cost $171,880,872*) ...........    99.7%       185,976,531
OTHER ASSETS AND LIABILITIES (Net) ...............     0.3            529,364
                                                     -----     --------------
NET ASSETS .......................................   100.0%    $  186,505,895
                                                     =====     ==============

===================

 *  Aggregate cost for federal tax purposes is $171,912,868.
** This security or a partial position of this security is on loan at October 31, 2000, which have an aggregate market value of $10,095,589, representing 5.4% of the total net assets of the Fund (Note 7).
 #  Amount represents less than 0.1% of net assets.
 +  Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AS OF OCTOBER 31, 2000, SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

                                          % OF
      SECTOR DIVERSIFICATION            NET ASSETS                   VALUE
      ----------------------            ----------                   -----
COMMON STOCKS:
Technology ...........................    17.5%                  $ 32,636,149
Telecommunications ...................    16.8                     31,308,222
Financial Services ...................    15.0                     27,884,344
Health Care ..........................     7.0                     12,983,467
Material & Processing ................     5.6                     10,417,496
Autos & Transportation ...............     3.5                      6,491,809
Consumer Staples .....................     3.4                      6,242,943
Real Estates .........................     3.0                      5,628,739
Producer Durables ....................     2.8                      5,279,460
Energy ...............................     2.7                      5,067,574
Retail ...............................     2.7                      4,935,458
Electronics ..........................     2.5                      4,707,801
Services .............................     1.6                      3,043,503
Computer Software ....................     1.2                      2,310,747
Multimedia ...........................     1.0                      1,905,852
Airline ..............................     0.5                        937,061
Other ................................     4.8                      8,994,051
                                         -----                   ------------
TOTAL COMMON STOCKS ..................    91.6                    170,774,676
CONVERTIBLE PREFERRED STOCK ..........     0.5                        992,295
PREFERRED STOCKS .....................     0.2                        461,560
REPURCHASE AGREEMENT .................     7.4                     13,748,000
                                         -----                   ------------
TOTAL INVESTMENTS ....................    99.7                    185,976,531
OTHER ASSETS AND LIABILITIES (Net) ...     0.3                        529,364
                                         -----                   ------------
NET ASSETS ...........................   100.0%                  $186,505,895
                                         =====                   ============

                SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
               U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO BUY

                    CONTRACTS TO RECEIVE                   NET
            ----------------------------------------    UNREALIZED
                                             IN        APPRECIATION/
EXPIRATION      LOCAL         VALUE IN     EXCHANGE   (DEPRECIATION)
   DATE       CURRENCY          U.S. $    FOR U.S. $   OF CONTRACTS
----------  ---------------   ---------   ---------- ---------------
11/01/2000  EUR      36,584      31,013      30,837  $      176
11/01/2000  JPY   4,188,396      38,365      38,596        (231)
11/01/2000  SGD      38,399      21,874      21,892         (18)
11/02/2000  JPY   2,045,002      18,735      18,768         (33)
11/03/2000  AUD      38,416      20,103      19,928         175
11/03/2000  HKD       8,280   1,062,037   1,061,770         267
11/03/2000  GBP     124,446     180,716     181,141        (425)
11/06/2000  JPY   5,259,197      48,527      48,223         304
11/27/2000  EUR     981,858     833,205     873,665     (40,460)
11/29/2000  EUR     939,049     796,952     835,948     (38,996)
12/07/2000  EUR     348,997     296,326     303,912      (7,586)
01/19/2001  EUR   3,760,700   3,198,851   3,162,421      36,430
02/09/2001  EUR     818,621     696,917     740,421     (43,504)
02/12/2001  EUR     947,863     807,030     859,629     (52,599)
02/20/2001  EUR   2,164,049   1,843,034   2,049,568    (206,534)
06/26/2001  EUR     252,683     216,180     224,262      (8,082)
                                                     ----------
                                                     $ (361,116)
                                                     ----------

       U. S. FORWARD FOREIGN CURRENCY CONTRACTS TO SELL

                    CONTRACTS TO DELIVER                   NET
            ----------------------------------------    UNREALIZED
                                             IN        APPRECIATION/
EXPIRATION      LOCAL         VALUE IN     EXCHANGE   (DEPRECIATION)
   DATE       CURRENCY          U.S. $    FOR U.S. $   OF CONTRACTS
----------  ---------------   ---------   ---------- ---------------
12/07/2000  CAD     450,485     295,203     303,912   $   8,709
11/01/2000  EUR     584,440     495,435     491,285      (4,150)
11/01/2000  JPY   5,952,736      54,527      54,854         327
11/02/2000  CAD     208,454     136,559     136,602         (44)
11/02/2000  EUR     262,802     222,783     221,059      (1,724)
11/02/2000  GBP      16,135      23,430      23,485          55
11/02/2000  JPY   6,588,426      60,360      60,465         105
11/03/2000  GBP      54,927      79,762      79,745         (17)
11/06/2000  JPY   2,201,254      20,311      20,438        (127)
11/27/2000  JPY  93,993,270     865,090     873,665       8,575
11/29/2000  JPY  89,397,550     823,102     835,949      12,847
01/19/2001  JPY 342,035,720   3,176,798   3,162,422     (14,376)
02/09/2001  CAD   1,103,419     724,180     740,420      16,240
02/12/2001  GBP     571,371     831,276     859,628      28,352
02/20/2001  JPY 224,130,580   2,092,410   2,049,569     (42,841)
02/28/2001  JPY  92,074,950     860,674     862,154       1,480
06/26/2001  GBP     153,783     224,074     224,262         188
                                                     ----------
                                                     $   13,599
                                                     ----------
Net Unrealized Depreciation of Forward Foreign
  Currency Contracts ..............................  $(347,517)
                                                     =========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                      ADR  --  American Depository Receipt
                      AUD  --  Australian Dollar
                      CAD  --  Canadian Dollar
                      CHF  --  Swiss Franc
                      EUR  --  Euro
                      (F)  --  Foreign Shares
                      GBP  --  Great Britain Pound Sterling
                      GDR  --  Global Depository Receipt
                      HKD  --  Hong Kong Dollar
                      JPY  --  Japanese Yen
                      ORD  --  Ordinary Share
                      SGD  --  Singapore Dollar

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
SHORT TERM INCOME FUND

OCTOBER 31, 2000

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----

CORPORATE BONDS AND NOTES - 48.3%

    FINANCIAL - 10.2%
$ 1,000,000 Bear Stearns Company, Inc., Note,
              6.200% due 03/30/2003 ........................   $      976,632
  1,000,000 CIT Group Inc., Sr. Note,
              6.375% due 11/15/2002 ........................          983,953
            General Motors Acceptance Corporation, Note:
    200,000   5.625% due 02/15/2001 ........................          199,261
    300,000   6.875% due 07/15/2001 ........................          300,068
    255,000 Golden West Financial Corporation, Deb.,
              10.250% due 12/01/2000 .......................          255,580
  3,000,000 Goldman Sachs Group L.P, Note,
              7.800% due 07/15/2002++.......................        3,030,351
  1,000,000 Lehman Brothers Inc., Sr. Sub. Note,
              6.125% due 02/01/2001 ........................          997,844
    450,000 MBNA America Bank, NA, Note,
              6.100% due 12/15/2000 ........................          449,640
  1,500,000 Merrill Lynch & Company, Series B, Note,
              8.300% due 11/01/2002 ........................        1,537,657
    717,000 Paine Webber Group Inc., Deb.,
              9.250% due 12/15/2001 ........................          736,030
  1,000,000 Potomac Capital Investment Corporation,
              Note,
              6.800% due 09/12/2001++.......................        1,000,400
  1,000,000 Salomon Smith Barney Holdings, Note,
              6.125% due 01/15/2003 ........................          983,693
    500,000 US West Capital Funding, Inc., Company
              Guarantee,
              6.125% due 07/15/2002 ........................          492,580
                                                               --------------
                                                                   11,943,689
                                                               --------------

    BANKS - 9.8%
  1,500,000 Chase Manhattan Corporation, Note,
              5.500% due 02/15/2001 ........................        1,493,104
  2,000,000 First Chicago Corporation, Sub. Note,
              9.250% due 11/15/2001 ........................        2,045,886
  1,000,000 Northern Trust Company, Sub. Note,
              6.500% due 05/01/2003 ........................          991,300
  3,000,000 Wachovia Corporation, Sr. Unsub. Note,
              6.700% due 06/21/2004 ........................        2,961,030
  4,000,000 Wells Fargo Company, Note,
              6.500% due 09/03/2002 ........................        3,984,956
                                                               --------------
                                                                   11,476,276
                                                               --------------

    RETAIL SALES - 4.5%
  1,000,000 Dillards, Inc., Note,
              6.430% due 08/01/2004 ........................          760,978
    500,000 Federated Department Stores, Inc., Bond,
              6.790% due 07/15/2027 ........................          485,948
            Wal-Mart Stores, Inc.:
    100,000   Note,
              6.750% due 05/15/2002 ........................          100,211
  4,000,000   Sr. Note,
              6.150% due 08/10/2001 ........................        3,987,660
                                                               --------------
                                                                    5,334,797
                                                               --------------

    OIL & GAS - 3.6%
    710,000 Enron Corporation, Deb.,
              9.125% due 04/01/2003 ........................          741,119
  2,500,000 Occidental Petroleum Company, Sr. Note,
              6.400% due 04/01/2003 ........................        2,435,660
  1,000,000 Union Texas Petroleum Holdings, Inc., Series
              A, MTN,
              6.600% due 12/04/2002 ........................          996,696
                                                               --------------
                                                                    4,173,475
                                                               --------------

    FOREIGN (U.S. DOLLAR DENOMINATED) - 3.2%
    750,000 Eaton Off Shore Ltd., Company Guarantee,
              9.000% due 02/15/2001 ........................          754,221
  1,000,000 Fairfax Financial Holdings Ltd., Note,
              7.750% due 12/15/2003 ........................          934,454
  1,200,000 PDVSA Finance Ltd., Bond,
              6.450% due 02/15/2004 ........................        1,131,000
  1,000,000 Sony Corporation, Unsub. Note,
              6.125% due 03/04/2003 ........................          986,150
                                                               --------------
                                                                    3,805,825
                                                               --------------

    UTILITIES - 2.8%
    300,000 National Rural Utilities Cooperative Finance
              Corporation, Collateral Trust,
              6.750% due 09/01/2001 ........................          299,971
  1,000,000 United Illuminating Company, Note,
              6.000% due 12/15/2003 ........................          967,618
  2,000,000 Wisconsin Electric Power Company, Deb.,
              6.625% due 12/01/2002 ........................        1,998,264
                                                               --------------
                                                                    3,265,853
                                                               --------------

    INDUSTRIAL - 2.5%
  1,000,000 Praxair, Inc., Note,
              6.150% due 04/15/2003 ........................          970,402
  2,000,000 Sun Microsystems, Inc., Sr. Note,
              7.000% due 08/15/2002 ........................        1,999,298
                                                               --------------
                                                                    2,969,700
                                                               --------------

    CONSUMER STAPLES - 2.5%
  2,000,000 Philip Morris Companies Inc., Note,
              7.500% due 04/01/2004 ........................        1,982,460
  1,000,000 Tyson Foods, Inc., Note,
              6.000% due 01/15/2003 ........................          975,180
                                                               --------------
                                                                    2,957,640
                                                               --------------

    ADVERTISING AGENCIES - 2.4%
  2,750,000 Interpublic Group Companies, Inc., Note,
              7.875% due 10/15/2005                                 2,762,760
                                                               --------------

    REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 2.1%
    400,000 Colonial Realty LP, Note,
              7.500% due 07/15/2001 ........................          398,526
    565,000 Dobie Centers Properties, Ltd., Note, Taxable,
              6.060% due 05/01/2001++ ......................          561,890
  1,500,000 Sun Communities Inc., Sr. Note,
              7.625% due 05/01/2003 ........................        1,490,749
                                                               --------------
                                                                    2,451,165
                                                               --------------

    TRANSPORTATION - 1.9%
  1,000,000 Norfolk Southern Corporation, Note,
              6.950% due 05/01/2002 ........................          996,563
    150,000 Southwest Airlines Company, Deb.,
              9.400% due 07/01/2001 ........................          151,825
  1,000,000 Union Pacific Corporation, Deb.,
              9.625% due 12/15/2002 ........................        1,050,685
                                                               --------------
                                                                    2,199,073
                                                               --------------

    RENTAL AUTO/EQUIPMENT - 1.5%
  1,000,000 Hertz Corporation, Sr. Note,
              7.375% due 06/15/2001 ........................        1,000,460
    750,000 Penske Truck Leasing Company, MTN,
              Company Guarantee,
              6.650% due 11/01/2000 ........................          750,000
                                                               --------------
                                                                    1,750,460
                                                               --------------

    CAPITAL GOODS - 0.8%
  1,000,000 Ingersoll-Rand Company, Sr. Note,
              6.255% due 02/15/2001 ........................          997,224
                                                               --------------

    MEDIA - 0.5%
    600,000 Continental Cablevision, Inc., Sr. Note,
              8.500% due 09/15/2001 ........................          605,179
                                                               --------------
            Total Corporate Bonds and Notes
              (Cost $57,644,632) ...........................       56,693,116
                                                               --------------

 ASSET-BACKED SECURITIES - 24.0%
  6,416,000 California Infrastructure PG&E-1, 1997-1 A6,
              6.320% due 09/25/2005 ........................        6,369,837
  5,000,000 Conseco Finance Lease, LLC, 2000-1 A4,
              7.480% due 08/20/2005 ........................        5,070,375
    101,684 Conti-Mortgage Home Equity Loan Trust,
              1996-4 A6,
              6.710% due 06/15/2014 ........................          101,420
  3,900,000 Dayton Hudson Credit Card Master Trust,
              Series 1997-1 A,
              6.250% due 08/25/2005 ........................        3,867,220
            FFCA Secured Lending Corporation:
  4,521,797   1999-1A A1A,
              6.370% due 10/18/2008++ ......................        4,371,108
  3,500,549   1999-2 WA1A,
              7.130% due 02/18/2009++ ......................        3,503,830
  4,680,000 First USA Credit Card Master Trust, 1997-6 A,
              6.420% due 03/17/2005 ........................        4,662,848
    216,206 Green Tree Financial Corporation, 1995-6
              B1,
              7.700% due 09/15/2026 ........................          216,674
     56,885 Green Tree Home Equity Loan Trust, 1997-
              B A5,
              7.150% due 06/15/2028 ........................           56,946
                                                               --------------
            Total Asset-Backed Securities
              (Cost $28,452,243) ...........................       28,220,258
                                                               --------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.6%
    350,000 Federal Home Loan Bank, Bond,
              7.000% due 04/21/2014 ........................          330,176
  5,000,000 Federal Home Loan Mortgage Corporation,
              Note,
              6.875% due 01/15/2005** ......................        5,064,140
                                                               --------------
            Total U.S. Government Agency Obligations
              (Cost $5,299,864) ............................        5,394,316
                                                               --------------

 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 8.1%

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 5.5%
     66,021 #250235, 7 Year BALLOON,
              8.500% due 02/01/2002 ........................           66,858
  2,406,153 #252214
              6.500% due 01/01/2014 ........................        2,361,515
    144,965 #313030
              10.000% due 05/01/2022 .......................          152,187
  3,609,503 #313293
              6.500% due 01/01/2012 ........................        3,555,758
    265,133 #313641
              8.500% due 11/01/2017 ........................          272,638
                                                               --------------
            Total FNMAs (Cost $6,575,421) ..................        6,408,956
                                                               --------------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 1.1%
     87,135 #1991,
              9.000% due 04/20/2025 ........................           90,112
     93,050 #38720
              11.000% due 02/15/2010 .......................          100,971
     49,900 #130183
              11.000% due 05/15/2015 .......................           54,398
    129,395 #131917
              11.000% due 10/15/2015 .......................          141,057
     43,893 #139704
              11.000% due 11/15/2015 .......................           47,849
    124,429 #140835
              11.000% due 11/15/2015*** ....................          135,643
     49,819 #153965
              10.000% due 02/15/2019 .......................           52,574
     36,105 #189482
              11.000% due 04/15/2020 .......................           39,233
    492,723 #262996
              10.000% due 01/15/2019 .......................          519,970
     84,223 #291375
              11.000% due 08/15/2020*** ....................           91,519
     41,815 #377550
              8.000% due 03/15/2012 ........................           42,812
                                                               --------------
            Total GNMAs (Cost $1,343,081) ..................        1,316,138
                                                               --------------

    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARM) - 0.9%
    230,742 Federal Home Loan Mortgage Corporation
              (FHLMC),
              7.903% due 11/01/2021+ .......................          231,282
            Federal National Mortgage Association
              (FNMA):
    190,961 #082247,
              6.500% due 04/01/2019+ .......................          188,646
     53,217 #124571,
              8.122% due 11/01/2022+ ......................           54,551
    117,595 #141461,
              7.250% due 11/01/2021+ .......................          118,803
    131,887 #152205,
              7.562% due 01/01/2019+ .......................          134,596
    325,013 #313257,
              6.637% due 11/01/2035+ .......................          320,391
                                                               --------------
            Total ARMs (Cost $1,056,791) ...................        1,048,269
                                                               --------------

    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.6%
    162,526 #A01226,
              9.500% due 08/01/2016 ........................          171,023
     57,740 #L73756
              5.500% due 05/01/2001 ........................           56,779
     36,797 #L73821
              6.000% due 06/01/2001 ........................           36,422
    123,250 #L74100
              7.000% due 09/01/2001 ........................          122,850
     76,585 #L90217
              5.500% due 06/01/2001 ........................           75,311
    148,124 #L90218
              6.000% due 06/01/2001 ........................          146,615
    138,765 #M90453
              6.500% due 05/01/2001 ........................          137,517
                                                               --------------
            Total FHLMCs (Cost $754,180) ...................          746,517
                                                               --------------
            Total U.S. Government Agency Mortgage-
              Backed Securities (Cost $9,729,473) ..........        9,519,880
                                                               --------------

 COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 6.7%
     56,647 Countrywide Funding Corporation, 1994-1 A3,
              6.250% due 03/25/2024 ........................           54,997
     75,673 Countrywide Mortgage Backed Securities,
              Inc., 1994-C A5,
              6.375% due 03/25/2024 ........................           74,867
            Residential Funding Mortgage Security I:
  3,864,718   1995-S14 A8,
              7.500% due 09/25/2025 ........................        3,859,635
  4,003,653   1998-S20 A18,
              6.400% due 09/25/2028 ........................        3,895,014
                                                               --------------
            Total CMOs (Cost $7,938,214) ...................        7,884,513
                                                               --------------

 COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 5.9%
  3,640,394 GMAC Commercial Mortgage Securities Inc.,
              1999-CTL, Class A,
              7.150% due 01/15/2008++ ......................        3,646,082
  3,315,982 Morgan Stanley Capital I, 1999-CAMI A1,
              6.540% due 04/15/2004 ........................        3,291,794
                                                               --------------
            Total CMBSs (Cost $6,955,246) ..................        6,937,876
                                                               --------------

 REPURCHASE AGREEMENT - 1.4%
  (Cost $1,632,000)
$ 1,632,000 Agreement with Goldman Sachs & Company,
              6.420% dated 10/31/2000, to be repurchased at
              $1,632,291 on 11/01/2000, collateralized by
              $1,351,558 U.S. Treasury Bond, 7.875% due
              02/15/2021 (Market Value $1,667,159) .........   $    1,632,000
                                                               --------------
TOTAL INVESTMENTs (Cost $117,651,672*) ...........    99.0%       116,281,959
OTHER ASSETS AND LIABILITIEs (Net) ...............     1.0          1,143,503
                                                     -----     --------------
NET ASSETs .......................................   100.0%    $  117,425,462
                                                     =====     ==============

===================

  + Aggregate cost for federal tax purposes.
 ** This security or a partial position of this security is on loan at October
    31, 2000, which have an aggregate market value of $141,796, representing 0.1% of the total net assets of the Fund (Note 7).
*** Security pledged as collateral for futures contract.
  + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2000.
 ++ Security exempt from registration under Rule 144A of the Securities
    Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  NUMBER OF                                                     UNREALIZED
  CONTRACTS                                       VALUE       (DEPRECIATION)
  ---------                                       -----       --------------

FUTURES CONTRACTS - SHORT POSITION
   100      U.S. 5 Year Treasury Note,
              December 2000                    $10,068,750       $(45,313)
                                               ===========       ========

--------------------------------------------------------------------------------

                              GLOSSARY OF TERMS
   BALLOON -- Five- and seven-year mortgages with larger dollar amounts of payments falling due in the later years of the obligation.

       MTN -- Medium Term Note

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
U.S. GOVERNMENT SECURITIES FUND

OCTOBER 31, 2000

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 74.7%

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
     (GNMA) - 30.8%
$ 9,307,716 6.000% due 04/20/2026-02/20/2029 ...............   $    8,755,708
 10,074,543 6.500% due 03/15/2024-02/20/2029 ...............        9,718,132
  2,687,286 6.800% due 04/20/2025 ..........................        2,616,314
 39,688,374 7.000% due 07/15/2008-08/20/2029 ...............       39,152,437
 47,846,581 7.500% due 03/15/2024-11/15/2029 ...............       48,066,839
  6,859,005 7.750% due 12/15/2029 ..........................        6,874,106
 16,446,980 8.000% due 06/20/2030-04/15/2022 ...............       16,639,452
    745,515 8.500% due 05/15/2022 ..........................          770,098
  6,775,187 9.000% due 10/15/2008-06/15/2022 ...............        7,087,482
  5,324,484 9.500% due 04/15/2016-08/15/2021 ...............        5,592,586
     25,163 13.500% due 09/15/2014-12/15/2014 ..............           28,660
      3,196 14.000% due 06/15/2011 .........................            3,647
                                                               --------------
            Total GNMAs (Cost $145,822,172) ................      145,305,461
                                                               --------------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 25.9%
     20,539 5.500% due 02/01/2009 ..........................           19,721
  1,712,162 5.900% due 03/01/2028 ..........................        1,672,742
  9,029,711 6.000% due 11/01/2028-03/01/2029 ...............        8,488,646
 47,560,718 6.500% due 08/01/2028-04/01/2029 ...............       45,789,279
  3,287,246 6.820% due 02/01/2011 ..........................        3,281,387
 28,145,694 7.000% due 06/01/2010-07/01/2029 ...............       27,749,623
 22,889,845 7.500% due 12/01/2024-02/01/2030 ...............       22,944,724
  2,249,012 8.000% due 05/01/2022-01/01/2025 ...............        2,284,225
    321,800 8.500% due 02/01/2023-09/01/2025 ...............          331,638
  9,157,960 9.000% due 06/01/2016-06/01/2030 ...............        9,454,813
                                                               --------------
            Total FNMAs (Cost $124,260,033) ................      122,016,798
                                                               --------------

    FEDERAL HOME LOAN MORTGAGE CORPORATION
     (FHLMC) - 18.0%
 24,205,633 6.500% due 02/01/2011-03/01/2029 ...............       23,618,322
 15,810,012 7.000% due 07/01/2024-07/01/2029 ...............       15,527,364
 35,017,977 7.500% due 07/01/2002-03/01/2013 ...............       35,399,973
  8,719,093 8.500% due 04/01/2019-07/01/2029 ...............        8,942,065
    461,072 8.750% due 01/01/2013 ..........................          476,715
    730,679 9.000% due 12/01/2008-08/01/2022 ...............          760,992
    244,282 9.500% due 06/01/2016-05/01/2017 ...............          253,067
                                                               --------------
            Total FHLMCs (Cost $86,384,170) ................       84,978,498
                                                               --------------
            Total U.S. Government Agency
              Mortgage-Backed Securities
              (Cost $356,466,375) ..........................      352,300,757
                                                               --------------

 COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 12.8%
            Federal Home Loan Mortgage Corporation:
  1,535,889 Series 1049, Class F,
              7.588% due 02/15/2021+ .......................        1,551,118
    302,924   Series 1288, Class HA,
              5.500% due 11/15/2020 ........................          300,214
  4,770,000   Series 1638, Class K,
              6.500% due 03/15/2023 ........................        4,615,142
  2,000,000   Series 1652, Class Pl,
              7.000% due 01/15/2024 ........................        1,950,590
  7,500,000   Series 1981, Class C,
              6.500% due 08/15/2027 ........................        7,115,800
  4,176,261   Series 2073, Class VA,
              6.500% due 12/15/2005 ........................        4,157,196
  5,000,000   Series 2076, Class PB,
              6.000% due 10/15/2017 ........................        4,941,475
            Federal National Mortgage Association:
  7,000,000   Grantor Trust, Series 2000-T5 B,
              7.300% due 05/25/2010 ........................        7,168,502
  2,467,802   Series 1989-18, Class C,
              9.500% due 04/25/2004 ........................        2,520,579
  1,158,167   Series 1990-49, Class G,
              9.000% due 05/25/2020 ........................        1,197,815
  1,788,967   Series 1992-83, Class X,
              7.000% due 02/25/2022 ........................        1,763,387
    488,184   Series 1993-103, Class FA,
              7.075% due 06/25/2019 ........................          487,724
  3,529,043   Series 1993-103, Class PG,
              6.250% due 06/25/2019 ........................        3,493,700
  2,993,637   Series 1993-162, Class E,
              6.000% due 08/25/2023 ........................        2,834,529
  5,000,000   Series 1993-163, Class BE,
              7.000% due 10/25/2021 ........................        4,978,037
  1,857,225   Series 1997-32, Class FA,
              7.225% due 04/25/2027 ........................        1,863,455
  4,432,322   Series 1997-40, Class PE,
              6.750% due 07/18/2019 ........................        4,410,182
    422,571   Series 1997-M1 Class A,
              6.784% due 01/17/2003 ........................          421,252
  1,033,037   Series GP92-64, Class JC,
              7.500% due 08/25/2001 ........................        1,031,141
  1,470,629   Series G93-11, Class D,
              6.000% due 08/25/2007 ........................        1,461,239
  5,657,077   Trust 259 STRIP,
              7.000% due 04/01/2024 ........................        1,629,299
    428,867 L.F. Rothschild Mortgage Trust, Series 3, Class Z,
              9.950% due 09/01/2017 ........................          452,806
                                                               --------------
            Total CMOs (Cost $59,414,864) ..................       60,345,182
                                                               --------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.1%
            Federal Home Loan Banks, Bond:
  3,000,000 6.135% due 02/17/2009 ..........................        2,819,062
  6,500,000 6.810% due 08/20/2007 ..........................        6,360,211
 10,000,000 Federal Home Loan Mortgage Corporation, Note,
            5.125% due 10/15/2008** ........................        9,053,670
  2,000,000 Federal National Mortgage Association, MTN,
            6.000% due 01/14/2005 ..........................        1,949,452
 12,500,000 Federal National Mortgage Association, Note,
            6.000% due 05/15/2008** ........................       12,043,537
  1,250,000 Federal National Mortgage Association, Deb.,
            6.210% due 08/06/2038 ..........................        1,161,026
                                                               --------------
            Total U.S. Government Agency Obligations
              (Cost $35,203,842) ...........................       33,386,958
                                                               --------------

 U.S. TREASURY OBLIGATIONS - 2.9%

    U.S. TREASURY BONDS - 2.7%
  7,000,000 8.125% due 08/15/2019** ........................        8,649,396
  3,250,000 7.250% due 08/15/2022** ........................        3,739,235
                                                               --------------
                                                                   12,388,631
                                                               --------------

    U.S. TREASURY NOTE - 0.2%
  1,100,000 6.500% due 10/15/2006** ........................        1,134,746
                                                               --------------
            Total U.S. Treasury Obligations
              (Cost $13,690) ...............................       13,523,377
                                                               --------------

 REPURCHASE AGREEMENT - 2.0%
  (Cost $9,264,000)
  9,264,000 Agreement with Goldman Sachs & Company,
              6.420% dated 10/31/2000, to be repurchased
              at $9,265,652 on 11/01/2000, collateralized
              by $7,672,081 U.S. Treasury Bond,
              7.875% due 02/15/2021
              (Market Value $9,463,579) ....................        9,264,000
                                                               --------------
TOTAL INVESTMENTS (Cost $474,048,771*) ..........     99.5%       468,820,274
OTHER ASSETS AND LIABILITIES (Net) ..............      0.5          2,181,951
                                                     -----     --------------
NET ASSETS ......................................    100.0%    $  471,002,225
                                                     =====     ==============

===================

 * Aggregate cost for federal tax purposes.
** This security or a partial position of this security is on loan at October
   31, 2000, which have an aggregate market value of $16,598,253, representing 3.5% of the total net assets of the Fund (Note 7).
 + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2000.

--------------------------------------------------------------------------------

                                GLOSSARY OF TERMS
              MTN   --  Medium Term Note
            STRIP   --  Separate trading of registered interest and
                        principal of securities

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

INCOME FUND

OCTOBER 31, 2000

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----

CORPORATE BONDS AND NOTES - 65.0%

    FOREIGN (U.S. DOLLAR DENOMINATED) - 9.3%
$   175,000 Abbey National First Capital, Sub. Note,
              8.200% due 10/15/2004 ........................   $      181,724
    300,000 Avon Energy Partners Holding, Sr. Note,
              6.730% due 12/11/2002+ .......................          294,550
  5,000,000 Deutsche Telephone Finance, Bond,
              8.000% due 06/15/2010** ......................        5,115,810
  4,500,000 HIH Capital Ltd., Conv. Note,
              7.500% due 09/25/2006 ........................        1,932,412
  1,000,000 Hyder Plc, Bond,
              6.750% due 12/15/2004+ .......................          920,009
  5,000,000 Mexican United States, Bond,
              9.875% due 02/01/2010** ......................        5,212,500
  8,500,000 Petro-Canada, Deb.,
              9.250% due 10/15/2021 ........................        9,425,828
  1,650,000 Republic of Korea, Unsub. Note,
              8.875% due 04/15/2008** ......................        1,726,725
  1,750,000 SB Treasury Company LLC, Bond,
              9.400% to 06/30/2008;
              10.925% due 12/29/2049+ ......................        1,723,417
  1,500,000 Tokai Pfd Capital Company, Bond,
              9.980% to 06/30/2008;
              11.091% due 12/29/2049+ ......................        1,442,503
  5,750,000 Trans-Canada Pipeline Corporation, Deb.,
              8.500% due 03/20/2023 ........................        5,993,576
  8,000,000 Vodafone Airtouch, Unsub. Notes
              7.750% due 02/15/2010 ........................        8,160,520
                                                               --------------
                                                                   42,129,574
                                                               --------------

    INFORMATION TECHNOLOGY - 8.3%
  9,500,000 Adaptec Inc., Conv. Sub. Note,
              4.750% due 02/01/2004 ........................        7,695,000
  5,357,000 Arbor Software, Conv. Sub. Note,
              4.500% due 03/15/2005 ........................        3,877,129
  6,000,000 Conexant Systems Inc., Conv. Sub. Note,
              4.000% due 02/01/2007 ........................        3,652,500
  2,000,000 Exodus Communications Inc., Sr. Note,
              11.625% due 07/15/2010+ ......................        1,860,000
 11,750,000 Network Associates Inc., Conv. Sub. Deb.,
              Zero coupon due 02/13/2003 ...................        4,479,688
 10,300,000 S3, Inc., Conv. Sub. Note,
              5.750% due 10/01/2003 ........................        8,961,000
  7,250,000 Vantive Corporation, Sub. Note,
              4.750% due 09/01/2002** ......................        7,304,375
                                                               --------------
                                                                   37,829,692
                                                               --------------

    INDUSTRIAL - 7.8%
            Black & Decker Corporation, Note:
    185,000   7.500% due 04/01/2003 ........................          186,405
     50,000   7.000% due 02/01/2006 ........................           49,225
    550,000 Comcast Cable Communication, Note,
              6.200% due 11/15/2008 ........................          508,327
    500,000 Crane Company, Note,
              8.500% due 03/15/2004 ........................          525,535
    300,000 CSR America, Inc., Note,
              6.875% due 07/21/2005 ........................          292,769
    400,000 Honeywell, Inc., Note,
              6.600% due 04/15/2001 ........................          399,090
    675,000 Ingersoll-Rand Company, Sr. Note,
              6.255% due 02/15/2001 ........................          673,126
  1,500,000 Jackson Products, Inc., Company Guarantee,
              9.500% due 04/15/2005 ........................        1,357,500
    250,000 Lennar Corporation, Sr. Note,
              7.625% due 03/01/2009 ........................          223,193
            Lockheed Martin Corporation:
    955,000   Company Guarantee,
              7.750% due 05/01/2026 ........................          943,812
  5,000,000   Note,
              8.200% due 12/01/2009 ........................        5,255,615
            Loral Corporation, Deb.:
  1,000,000   8.375% due 06/15/2024 ........................        1,002,897
  1,000,000   7.625% due 06/15/2025 ........................          924,603
  2,250,000 Loral Space & Communications Ltd., Sr.
              Note,
              9.500% due 01/15/2006** ......................        1,687,500
  6,500,000 Ogden Corporation, Deb.,
              9.250% due 03/01/2022 ........................        4,633,200
  6,860,000 Praxair, Inc., Deb.,
              8.700% due 07/15/2022 ........................        7,032,604
            Raytheon Company:
    750,000   Deb.,
              7.200% due 08/15/2027 ........................          689,020
              Note:
  2,385,000   5.950% due 03/15/2001 ........................        2,370,452
  1,070,000   6.450% due 08/15/2002 ........................        1,056,352
  5,260,000 Time Warner, Inc., Deb.,
              9.150% due 02/01/2023 ........................        5,904,545
                                                               --------------
                                                                   35,715,770
                                                               --------------

    FINANCIAL - 7.5%
     80,000 Associates Corporation NA, Sr. Note,
              6.625% due 05/15/2001 ........................           79,971
  9,000,000 Barclays North American Capital Corporation,
              Deb.,
              9.750% due 05/15/2021 ........................        9,511,137
  5,000,000 Cendant Corporation, Note, 7.750%
              due 12/01/2003 ...............................        4,852,975
  2,000,000 Continental Corporation, Note,
              7.250% due 03/01/2003 ........................        1,961,254
    440,000 Equitable Companies Inc.,
              Deb., 7.000% due 04/01/2028 ..................          391,920
  1,000,000 GATX Leasing Corporation, MTN,
              10.000% due 03/21/2001 .......................        1,003,666
    500,000 Jefferson-Pilot Capital Trust A, Bond,
              8.140% due 01/15/2046+ .......................          449,995
    100,000 Jefferson-Pilot Capital Trust B,
              Company Guarantee, 8.285%
              due 03/01/2046+ ..............................           91,569
  1,250,000 Kemper Corporation, Note, 6.875% due
              09/15/2003 ...................................        1,240,854
            Merrill Lynch & Company Inc., Note:
  5,000,000   6.000% due 02/17/2009 ........................        4,558,075
  1,450,000   6.500% due 07/15/2018 ........................        1,282,249
  2,000,000   6.750% due 06/01/2028 ........................        1,704,798
            Paine Webber Group, Inc., Sr. Note:
    830,000   8.060% due 01/17/2017 ........................          862,617
    415,000   7.390% due 10/16/2017 ........................          404,976
    500,000 PNC Institute Capital B, Company Guarantee,
              8.315% due 05/15/2027+ .......................          473,463
  4,500,000 Superior Financial Corporation, Sr. Note,
              8.650% due 04/01/2003 ........................        4,423,878
    500,000 Travelers Property Casualty Corporation,
              Note,
              6.750% due 04/15/2001 ........................          499,725
    505,000 US Leasing International, Corporation, Sr.
              Note,
              8.750% due 12/01/2001 ........................          513,176
                                                               --------------
                                                                   34,306,298
                                                               --------------

    TRANSPORTATION - 6.3%
            Burlington Northern Santa Fe:
  5,000,000 Deb.,
              8.125% due 04/15/2020 ........................        5,007,025
  1,500,000 Note,
              8.750% due 02/25/2022 ........................        1,614,024
  3,030,000 Consolidated Rail Corporation, Deb.,
              9.750% due 06/15/2020 ........................        3,385,107
  5,000,000 Norfolk Southern Corporation, Sr. Note,
              6.200% due 04/15/2009 ........................        4,570,585
            United Air Lines, Inc.:
  5,000,000 Equipment Trust Certificates,
              10.850% due 07/05/2014 .......................        5,742,915
              Pass-through Certificates:
  3,000,000   9.080% due 10/26/2015 ........................        3,159,135
  5,500,000   9.560% due 10/19/2018 ........................        5,541,773
                                                               --------------
                                                                   29,020,564
                                                               --------------

    AUTO - 4.6%
  2,000,000 Ford Holdings, Inc., Deb.,
              9.300% due 03/01/2030 ........................        2,186,410
            Ford Motor Company, Deb.:
  3,750,000   8.900% due 01/15/2032 ........................        4,005,274
    825,000   7.400% due 11/01/2046 ........................          734,957
  5,000,000 Ford Motor Credit Company, Sr. Note,
              5.800% due 01/12/2009 ........................        4,423,050
            General Motors Corporation, Deb.:
    350,000   9.625% due 12/01/2000 ........................          350,587
  8,000,000   9.400% due 07/15/2021 ........................        9,192,784
                                                               --------------
                                                                   20,893,062
                                                               --------------

    CONSUMER NON-DURABLES/SERVICES - 3.8%
    350,000 CPC International, Inc., Note,
              6.150% due 01/15/2006 ........................          339,931
  5,000,000 CUC International Inc., Conv. Sub. Note,
              3.000% due 02/15/2002 ........................        4,643,750
    528,126 Golden Books Publishing Company, Secured
              Bond, 14.250% to 12/31/2002;
              10.750% due 12/31/2004 .......................          213,891
  3,650,000 International Speedway Corporation,
              Company Guarantee,
              7.875% due 10/15/2004 ........................        3,668,557
    540,000 Nabisco, Inc., Note,
              6.000% due 02/15/2001 ........................          536,367
            Royal Caribbean Cruises Ltd., Sr. Note:
    426,000   7.125% due 09/18/2002 ........................          414,587
    111,000   7.250% due 08/15/2006 ........................          101,319
            USA Waste Services, Inc., Sr. Note:
    495,000   7.125% due 10/01/2007 ........................          462,326
  1,000,000   7.000% due 07/15/2028 ........................          821,774
  1,000,000 V.F. Corporation, Note,
              9.500% due 05/01/2001 ........................        1,011,978
            Waste Management, Inc.:
  3,450,000   Company Guarantee,
              6.875% due 05/15/2009 ........................        3,142,643
    750,000   Conv. Sub. Note,
              4.000% due 02/01/2002 ........................          703,125
  1,145,000   Note,
              7.700% due 10/01/2002 ........................        1,129,437
                                                               --------------
                                                                   17,189,685
                                                               --------------

    GAMING - 3.5%
  5,000,000 Circus Circus Enterprise, Deb.,
              7.000% due 11/15/2036 ........................        4,360,230
  1,500,000 Louisiana Casino Cruises, Note,
              11.000% due 12/01/2005 .......................        1,612,500
  5,000,000 Park Place Entertainment, Sr. Note,
              8.500% due 11/15/2006 ........................        5,010,150
  2,250,000 Riviera Black Hawk Inc., First Mortgage,
              13.000% due 05/01/2005 .......................        2,311,875
  3,100,000 Riviera Holdings Corporation, Company
              Guarantee,
              10.000% due 08/15/2004 .......................        2,766,750
                                                               --------------
                                                                   16,061,505
                                                               --------------

    MEDIA/UTILITIES/TELECOMMUNICATIONS - 3.2%
  7,500,000 Cox Communications Inc., Note,
              7.875% due 08/15/2009** ......................        7,567,943
  1,377,000 Niagara Mohawk Power Corporation, Deb.,
              8.770% due 01/01/2018 ........................        1,437,390
    220,000 Texas-New Mexico Power Company, Sr.
              Note,
              6.250% due 01/15/2009 ........................          196,792
  1,000,000 Voicestream Wire Company, Sr. Note,
              10.375% due 11/15/2009+ ......................        1,070,000
  5,000,000 Winstar Communications Inc., Sr. Note,
              12.750% due 04/15/2010+ ......................        3,550,000
    996,000 Worldcom, Inc., Note,
              6.125% due 08/15/2001 ........................          990,058
                                                               --------------
                                                                   14,812,183
                                                               --------------

    BANKS - 2.8%
    400,000 Banc One Corporation, Sub. Note,
              10.000% due 08/15/2010 .......................          445,685
  1,000,000 BankAmerica Corporation, Sub. Note,
              6.625% due 08/01/2007 ........................          960,868
  1,000,000 Bank of New York, Sub. Note,
              7.875% due 11/15/2002 ........................        1,022,242
  1,000,000 Barnett Banks, Florida, Inc., Sub. Note,
              10.875% due 03/15/2003 .......................        1,079,159
    690,000 BB&T Corporation, Sub. Note,
              7.250% due 06/15/2007 ........................          675,832
  1,000,000 Chase Manhattan Corporation,
              Sub. Note, 8.500% due 02/15/2002 .............        1,019,233
  1,000,000 Citicorp, Sub.
              Note, 8.000% due 02/01/2003 ..................        1,023,066
  1,100,000 First Interstate Bancorp, Sub. Note,
              9.125% due 02/01/2004 ........................        1,163,198
  1,000,000 First Nationwide Bank, Sub. Deb.,
              10.000% due 10/01/2006 .......................        1,081,358
    246,000 First Union Corporation, Sub. Note,
              9.450% due 08/15/2001 ........................          250,725
    995,000 Fleet Financial Group, Inc., Sub. Deb.,
              6.875% due 01/15/2028 ........................          874,841
  1,000,000 Key Bank NA, Sub. Deb.,
              6.950% due 02/01/2028 ........................          877,670
  1,000,000 Manufacturers & Trade Trust Company, Sub.
              Note,
              8.125% due 12/01/2002 ........................        1,018,858
    670,000 NationsBank Corporation, Sub. Note,
              6.800% due 03/15/2028 ........................          582,499
  1,000,000 Norwest Bancorp, Sub. Deb.,
               6.650% due 10/15/2023 .......................          873,233
                                                               --------------
                                                                   12,948,467
                                                               --------------

    RETAIL SALES - 2.2%
  5,000,000 Fred Meyer Inc., Company Guarantee,
              7.450% due 03/01/2008 ........................        4,840,620
  5,000,000 Safeway Inc., Note,
              7.500% due 09/15/2009** ......................        4,959,955
    866,000 Saks, Inc., Company Guarantee,
              8.250% due 11/15/2008** ......................          497,950
                                                               --------------
                                                                   10,298,525
                                                               --------------

    HEALTH CARE - 2.1%
  1,500,000 Aetna Services Inc., Company Guarantee,
              7.625% due 08/15/2026 ........................        1,452,855
  1,500,000 American Home Products Corporation, Deb.,
              7.250% due 03/01/2023 ........................        1,436,736
  1,047,000 CII Financial Inc., Conv. Note,
              7.500% due 09/15/2001 ........................          680,550
    200,000 Dura Pharmaceuticals, Inc., Sub. Note,
              3.500% due 07/15/2002 ........................          193,500
  1,500,000 DVI, Inc., Sr. Note,
              9.875% due 02/01/2004 ........................        1,365,000
  3,000,000 FHP International, Sr. Note,
              7.000% due 09/15/2003 ........................        2,925,318
  1,800,000 Medical Care International Inc. (Columbia),
              Conv. Sub. Deb.,
              6.750% due 10/01/2006 ........................        1,692,000
                                                               --------------
                                                                    9,745,959
                                                               --------------

    REAL ESTATE INVESTMENT TRUSTS - 1.8%
  2,000,000 American Health Properties, Inc., Note,
              7.500% due 01/15/2007 ........................        1,839,726
            Franchise Finance Corporation:
  3,000,000 MTN,
              7.070% due 01/15/2008 ........................        2,745,693
              Sr. Note:
    900,000   7.000% due 11/30/2000 ........................          899,564
  1,100,000   7.875% due 11/30/2005 ........................        1,092,944
            Health Care Property Investors Inc.:
  1,000,000   Note,
              6.875% due 06/08/2005 ........................          918,241
  1,000,000   Sr. Note,
              6.500% due 02/15/2006 ........................          894,996
                                                               --------------
                                                                    8,391,164
                                                               --------------

    OIL & GAS - 1.8%
  1,600,000 Burlington Resources, Deb.,
              9.125% due 10/01/2021 ........................        1,822,298
  5,950,000 Phillips Petroleum Company, Deb.,
              9.180% due 09/15/2021 ........................        6,255,562
                                                               --------------
                                                                    8,077,860
                                                               --------------
            Total Corporate Bonds and Notes
              (Cost $304,535,421) ..........................      297,420,308
                                                               --------------

 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 17.1%

    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 10.7%
  7,510,235 #C0070,
              6.500% due 01/01/2029 ........................        7,235,116
  6,998,913 #C00785,
              6.500% due 06/01/2029 ........................        6,736,834
  7,277,696 #C26853,
              6.500% due 05/01/2029 ........................        7,005,178
 11,219,340 #C29918,
              6.500% due 08/01/2029 ........................       10,799,224
 17,748,972 #C38968,
              6.500% due 06/01/2029 ........................       17,084,350
                                                               --------------
            Total FHLMCs (Cost $48,439,627) ................       48,860,702
                                                               --------------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 4.1%
  8,000,000   7.630% due 02/01/2010 ........................        8,332,145
    312,375   7.536% due 06/01/2016 ........................          322,489
  3,152,389   6.500% due 09/01/2028 ........................        3,034,711
  2,615,542   6.500% due 11/01/2028 ........................        2,517,903
  4,850,350   7.000% due 01/01/2030 ........................        4,758,326
                                                               --------------
            Total FNMAs (Cost $18,842,761) .................       18,965,574
                                                               --------------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
     (GNMA) - 2.3%
     (Cost $10,246,813)
 10,811,132
              7.000% due 02/20/2030 ........................       10,612,617
                                                               --------------
            Total U.S. Government Agency Mortgage-
              Backed Securities (Cost $77,559,201) .........       78,438,893
                                                               --------------

 U.S. TREASURY OBLIGATIONS - 7.6%

    U.S. TREASURY BONDS - 4.4%
$10,500,000   6.250% due 08/15/2023** ......................     $ 10,834,457
  5,000,000   5.250% due 11/15/2028** ......................        4,547,025
  3,985,000   7.250% due 08/15/2022** ......................        4,584,877
                                                               --------------
                                                                   19,966,359
                                                               --------------

    U.S. TREASURY NOTE - 3.2%
 15,000,000   5.625% due 05/15/2008** ......................       14,791,740
                                                               --------------
            Total U.S. Treasury Obligations
              (Cost $34,334,302) ...........................       34,758,099
                                                               --------------

 U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.5%
            Federal Home Loan Mortgage Corporation,
              Note:
 10,000,000   6.875% due 01/15/2005** ......................       10,128,280
 10,000,000   7.000% due 03/15/2010** ......................       10,220,510
 10,000,000 Federal National Mortgage Association,
              Note,
              6.000% due 05/15/2008 ........................        9,634,830
                                                               --------------
            Total U.S. Government Agency Obligations
              (Cost $29,024,616) ...........................       29,983,620
                                                               --------------

 COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 1.2%
  1,329,498 Donaldson, Lufkin & Jenrette Acceptance
              Corporation, 1995-Q10 B1,
              9.050% due 01/25/2026 ........................        1,232,850
    137,114 Federal National Mortgage Association,
              Series 1996-M7B,
              6.830% due 06/17/2011 ........................          137,404
  1,326,302 Federal National Mortgage Association,
              Series 1997-42,
              7.250% due 03/18/2026 ........................        1,322,092
  2,761,559 Reilly Mortgage FHA, 1982,
              7.430% due 06/01/2022 ........................        2,805,371
                                                               --------------
            Total CMOs (Cost $5,488,088) ...................        5,497,717
                                                               --------------
   SHARES
   ------

 CONVERTIBLE PREFERRED STOCK - 0.1%
  (Cost $380,580)
     15,100 First Industrial Realty Trust Inc., Series A,
              Conv. Pfd.,
              9.500% due 11/17/2000 ........................          371,838
                                                               --------------

 COMMON STOCK - 0.0%#
  (Cost $118,997)
     24,083 Golden Books Family Entertainment ..............            7,526
                                                               --------------

PRINCIPAL
  AMOUNT
---------

 REPURCHASE AGREEMENT - 0.9%
  (Cost $4,154,000)
$ 4,154,000 Agreement with Goldman Sachs & Company,
              6.420% dated 10/31/2000, to be repurchased
              at $4,154,741, on 11/01/2000 collateralized
              by $3,440,180 U.S. Treasury Bond,
              7.875% due 02/15/2021
              (Market Value $4,243,492) ....................   $    4,154,000
                                                               --------------
TOTAL INVESTMENTS (Cost $455,595,205*) ...........    98.4%       450,632,001
OTHER ASSETS AND LIABILITIES (Net) ...............     1.6          7,358,835
                                                     -----     --------------
NET ASSETS .......................................   100.0%    $  457,990,836
                                                     =====     ==============

====================

 * Aggregate cost for federal tax purposes.
** This security or a partial position of this security is on loan at October 31, 2000, which have an aggregate market value of $57,357,448, representing 12.5% of the total net assets of the Fund (Note 7).
 # Amount represents less than 0.1% of net assets.
 + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

--------------------------------------------------------------------------------

                                GLOSSARY OF TERMS
                     FHA   --  Federal Housing Authority
                     MTN   --  Medium Term Note

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

HIGH YIELD FUND

OCTOBER 31, 2000

PRINCIPAL
 AMOUNT                                                            VALUE
---------                                                          -----

CORPORATE BONDS AND NOTES - 76.6%

    INFORMATION TECHNOLOGY - 22.5%
$13,000,000 Adaptec Inc., Conv. Sub. Note,
              4.750% due 02/01/2004 ........................   $   10,530,000
  5,275,000 Arbor Software, Conv. Sub. Note,
              4.500% due 03/15/2005** ......................        3,817,780
 13,500,000 Conexant Systems Inc., Conv. Sub. Note,
              4.000% due 02/01/2007 ........................        8,218,125
  5,500,000 Exodus Communications Inc., Sr. Note,
              10.750% due 12/15/2009** .....................        5,005,000
  2,750,000 HMT Technology Corporation, Conv. Sub.
              Note,
              5.750% due 01/15/2004 ........................          838,750
 23,341,000 Networks Associates Inc.,
              Conv. Sub. Deb., Zero coupon due 02/13/2003 ..        8,898,756
  3,000,000 Radisys Corporation, Sub. Note,
              5.500% due 08/15/2007++ ......................        2,073,750
  8,525,000 S3 Inc., Conv. Sub. Note,
              5.750% due 10/01/2003 ........................        7,416,750
                                                               --------------
                                                                   46,798,911
                                                               --------------

    TELECOMMUNICATIONS/MEDIA - 13.8%
  9,050,000 Charter Communications Holdings LLC, Sr.
              Note,
              8.625% due 04/01/2009 ........................        8,190,250
  3,250,000 Loral Space & Communications Ltd., Sr. Note,
              9.500% due 01/15/2006++** ....................        2,437,500
  5,000,000 Nextlink Communications Inc., Sr.
              Note, 10.750% due 06/01/2009** ...............        4,412,500
  5,000,000 Voicestream Wire Company, Sr. Note,
              10.375% due 11/15/2009++ .....................        5,375,000
  9,000,000 Winstar Communications Inc., Sr. Note,
              12.750% due 04/15/2010++* ....................        6,390,000
  3,000,000 XM Satellite Radio, Inc.,
              14.000% due 03/15/2010++** ...................        2,160,000
                                                               --------------
                                                                   28,965,250
                                                               --------------

    HEALTH CARE - 11.6%
  6,150,000 Beverly Enterprises, Inc., Gtd. Deb.,
              9.000% due 02/15/2006** ......................        5,596,500
    500,000 Columbia/HCA Healthcare Corporation, Note,
              7.750% due 07/15/2036 ........................          404,043
  2,800,000 Dura Pharmaceuticals Inc., Conv. Sub. Note,
              3.500% due 07/15/2002 ........................        2,709,000
            DVI Inc., Sr. Note:
  6,400,000   9.875% due 02/01/2004 ........................        5,824,000
  2,000,000   9.875% due 02/01/2004++ ......................        1,820,000
  4,321,000 Medical Care International Inc. (Columbia),
              Conv. Sub. Deb.,
              6.750% due 10/01/2006 ........................        4,061,740
  4,445,000 Omnicare Inc., Conv. Bond,
              5.000% due 12/01/2007 ........................        3,339,306
  5,000,000 PhyCor Inc., Conv. Sub. Deb.,
              4.500% due 02/15/2003 ........................          600,000
                                                               --------------
                                                                   24,354,589
                                                               --------------

    GAMING - 11.2%
$ 6,825,000 Aladdin Gaming, Series B, Sr. Disc. Note,
              Zero coupon to 03/01/2003;
              13.500% due 03/01/2010** .....................      $ 3,241,875
  1,703,000 Isle of Capri Black Hawk LLC, First
              Mortgage,
              13.000% due 08/31/2004 .......................        1,860,527
  5,000,000 Louisiana Casino Cruises, Note,
              11.000% due 12/01/2005 .......................        5,375,000
  3,125,000 Majestic Star LLC, Company Guarantee,
              10.875% due 07/01/2006 .......................        2,765,625
  4,565,000 Riviera Black Hawk Inc., First Mortgage,
              13.000% due 05/01/2005 .......................        4,690,537
  6,162,000 Riviera Holdings Corporation, Company
              Guarantee,
              10.000% due 08/15/2004 .......................        5,499,585
                                                               --------------
                                                                   23,433,149
                                                               --------------

    FOREIGN (U.S. DOLLAR DENOMINATED) - 10.9%
  1,000,000 @ Entertainment Inc., Sr. Disc. Note,
              Zero coupon to 07/15/2003;
              14.500% due 07/15/2008** .....................          605,000
  5,800,000 @ Entertainment Inc., Sr. Disc. Note,
              Zero coupon to 02/01/2004;
              14.500% due 02/01/2009 .......................        3,219,000
            HIH Capital Ltd., Conv. Note:
  2,305,000   7.500% due 09/25/2006 ........................          989,825
  1,300,000   7.500% due 09/25/2006 ........................          476,125
  8,500,000 Mexican United States, Bond,
              9.875% due 02/01/2010** ......................        8,861,250
            Philippine Long Distance Telephone Company,
              MTN, Note:
  1,500,000   7.850% due 03/06/2007 ........................        1,138,098
  1,000,000   10.500% due 04/15/2009 .......................          825,258
  6,750,000 Tokai Pfd Capital Company, Bond,
              9.980% to 06/30/2008;
              11.091% due 12/29/2049 .......................        6,491,266
    551,000 V2 Music Holdings Plc, Conv. Company
              Guarantee,
              6.500% due 06/30/2012 ........................          165,300
                                                               --------------
                                                                   22,771,122
                                                               --------------

    CONSUMER NON-DURABLES/SERVICES - 5.8%
  3,900,000 CUC International Inc., Conv. Sub. Note,
              3.000% due 02/15/2002 ........................        3,622,125
  9,900,000 Sunbeam Corporation, Sr. Sub. Deb.,
              Zero coupon due 03/25/2018 ...................          594,000
  8,450,000 Waste Management Inc., Conv. Sub. Note,
              4.000% due 02/01/2002 ........................        7,921,875
                                                               --------------
                                                                   12,138,000
                                                               --------------

    MANUFACTURING - 0.8%
  1,750,000 Jackson Products Inc., Company Guarantee,
              9.500% due 04/15/2005 ........................        1,583,750
                                                               --------------
            Total Corporate Bonds and Notes
              (Cost $173,228,051) ..........................      160,044,771
                                                               --------------

 U.S. TREASURY NOTE - 4.9%
  (Cost $10,121,080)
 10,000,000   6.500% due 10/15/2006** ......................       10,315,870
                                                               --------------

 COLLATERALIZED MORTGAGE OBLIGATION (CMO) - 0.2%
  (Cost $382,962)
    409,408 Donaldson, Lufkin & Jenrette Mortgage
              Acceptance Corporation, 1995-Q10 B1,
              8.461% due 01/25/2026 ........................          379,646
                                                               --------------
 SHARES
 ------

 COMMON STOCKS - 8.6%
     57,845 Credence Systems Corporation+ ..................        1,084,594
    232,200 Health Care Property Investors, Inc. ...........        6,820,875
    226,860 Huntingdon Life Sciences Group, Plc, ADR+ ......          439,541
    180,460 ICO Global Communications Holdings, Ltd. .......        1,804,601
    527,000 Nationwide Health Properties Inc. ..............        7,872,063
                                                               --------------
            Total Common Stocks
              (Cost $18,240,060) ...........................       18,021,674
                                                               --------------

 CONVERTIBLE PREFERRED STOCK - 1.9%
  (Cost $3,677,551)
    159,100 First Industrial Realty Trust Inc., Series A,
              Conv. Pfd., 9.500% due 11/17/2000 ............        3,917,838
                                                               --------------

 WARRANTS - 0.1%
     68,250 Aladdin Gaming, Expires 03/01/2010+,++
     45,260 ICO Global Communications Holdings, Ltd.,
              Expires 05/16/2006 ...........................           11,315
         67 ICO Global Communications Holdings, Ltd.
              Expires 05/16/2006 ...........................               27
      1,000 V2 Music Holdings Plc, Expires 04/15/2008+,++ ..               10
      3,000 XM Satellite Radio Inc., Expires 03/15/2010+ ...          300,000
                                                               --------------
            Total Warrants
              (Cost $12,399) ...............................          311,352
                                                               --------------

PRINCIPAL
  AMOUNT
---------

 REPURCHASE AGREEMENT - 6.6%
  (Cost $13,831,000)
$13,831,000 Agreement with Goldman Sachs & Company, 6.420%
              dated 10/31/2000, to be repurchased at $13,833
              467 on 11/01/2000, collateralized by $11,454,291
              U.S. Treasury Bond, 7.875% due 02/15/2021
              (Market Value $14,128,969) ...................       13,831,000
                                                               --------------
TOTAL INVESTMENTS (Cost $219,493,103*) ...........    98.9%       206,822,151
OTHER ASSETS AND LIABILITIES (Net) ...............     1.1          2,338,274
                                                     -----     --------------
NET ASSETS .......................................   100.0%    $  209,160,425
                                                     =====     ==============

=================

 * Aggregate cost for federal tax purposes is $219,676,485.
** This security or a partial position of this security is on loan at October 31, 2000, which have an aggregate market value of $26,317,066, representing 12.6% of the total net assets of the Fund (Note 7).
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities
   Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

--------------------------------------------------------------------------------

                                GLOSSARY OF TERMS
                     ADR   --  American Depository Receipt
                     MTN   --  Medium Term Note

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
TAX-EXEMPT BOND FUND

OCTOBER 31, 2000

  PRINCIPAL
  AMOUNT                                                         VALUE
  ------                                                         -----
MUNICIPAL BONDS AND NOTES - 99.8%

    ALASKA - 1.4%
$ 1,235,000 Anchorage, Electric Utility, (MBIA Insured),
              6.500% due 12/01/2013 .......................    $    1,409,345
  2,000,000 Anchorage, Ice Rink Revenue,
              6.375% due 01/01/2020 .......................         1,926,020
                                                               --------------
                                                                    3,335,365
                                                               --------------

    ARIZONA - 2.0%
            Salt River Project Agricultural Improvement
              & Power District:
  3,000,000   Series A,
              5.750% due 01/01/2009 .......................         3,204,030
  1,500,000   Series C,
              6.250% due 01/01/2019 .......................         1,550,145
                                                               --------------
                                                                    4,754,175
                                                               --------------

    CALIFORNIA - 5.8%
 15,000,000 Anaheim, Public Financing Authority Lease,
              Capital Appreciation Subordinate Public
              Improvements, Project-C, (FSA Insured),
              Zero coupon due 09/01/2034 ..................         2,180,550
  5,860,000 California Educational Facilities Authority
              Revenue, Loyola Marymount, (MBIA Insured),
              Zero coupon due 10/01/2020 ..................         1,768,431
  2,000,000 Center Unified School District California,
              Capital Appreciation, Series C, GO,
              (MBIA Insured),
              Zero coupon due 09/01/2018 ..................           754,080
  2,000,000 Foothill/Eastern Corridor Agency, California
              Toll Road Revenue, (MBIA Insured),
              Zero coupon due 01/15/2018 ..................           754,740
  3,500,000 Lodi, Electric System Revenue, COP, Series B,
              (MBIA Insured),
              Zero coupon due 01/15/2024 ..................           876,435
    550,000 Los Angeles, Regional Airport Improvement,
              Series A, AMT,
              6.700% due 01/01/2022 .......................           567,132
  2,000,000 Orange County Recovery, COP, Series A,
              (MBIA Insured),
              6.000% due 07/01/2026 .......................         2,094,140
  1,173,000 Sacramento, Centrex System Lease, COP,
              Series A,
              5.550% due 09/15/2004 .......................         1,177,164
  2,500,000 San Diego, Convention Center Expansion
              Financing Authority Revenue,
              Series A,
              4.750% due 04/01/2028 .......................         2,221,475
  7,000,000 San Joaquin Hills, California Transportation
              Corridor, Agency Toll Road Revenue,
              Series A, (MBIA Insured),
              Zero coupon due 01/15/2034 ..................         1,053,640
                                                               --------------
                                                                   13,447,787
                                                               --------------

    COLORADO - 4.6%
            Denver City and County, Airport Revenue, AMT:
              Series A, Unrefunded:
  1,470,000   8.875% due 11/15/2012 .......................         1,551,894
  1,835,000   8.000% due 11/15/2025** .....................         1,874,067
  1,920,000   Series C,
              6.600% due 11/15/2004 .......................         2,013,946
  1,650,000 Lakewood, COP, (AMBAC Insured),
              5.350% due 12/01/2017 .......................         1,648,812
  3,500,000 Meridian Metropolitan District, GO,
              7.500% due 12/01/2011 .......................         3,619,700
                                                               --------------
                                                                   10,708,419
                                                               --------------

    CONNECTICUT - 1.1%
  1,500,000 Connecticut State Special Obligation Parking
              Revenue, Bradley International Airport,
              Series A, AMT,
              6.600% due 07/01/2024 .......................         1,571,685
    995,000 Mashantucket Western Pequot Tribe, Special
              Revenue, Series A, Pre-refunded,
              6.500% due 09/01/2005++ .....................         1,080,729
                                                               --------------
                                                                    2,652,414
                                                               --------------

    DISTRICT OF COLUMBIA - 1.2%
    630,000 District of Columbia, COP,
              6.875% due 01/01/2003 .......................           638,744
    500,000 District of Columbia, Water & Sewer
              Authority, (FSA Insured), 5.500%
              due 10/01/2017 ..............................           507,975
  1,500,000 Metropolitan District, Washington D.C.,
              Airport Authority, General
              Airport Revenue, Series A, AMT,
              (MBIA Insured), 6.625% due 10/01/2019** .....         1,567,155
                                                               --------------
                                                                    2,713,874
                                                               --------------

    FLORIDA - 5.7%
 15,000,000 Dade County, Guaranteed Entitlement Revenue,
              Capital Appreciation, Series A,
              (MBIA Insured),
              Zero coupon due 02/01/2018 ..................         5,472,750
  1,500,000 Escambia County, Health Facilities Authority
              Revenue, Florida Health Care Facilities
              Loan, (VHA Program), (AMBAC Insured),
              5.950% due 07/01/2020 .......................         1,562,160
  1,000,000 Florida Board of Education, Series A,
              (FGIC Insured),
              4.500% due 06/01/2023 .......................           849,160
  5,000,000 Orlando Utilities Commission, Water
              & Electric Revenue,
              6.000% due 10/01/2010 .......................         5,491,550
                                                               --------------
                                                                   13,375,620
                                                               --------------

    GEORGIA - 5.2%
  5,000,000 Georgia State, GO, Series B,
              6.300% due 03/01/2009** .....................         5,551,450
            Monroe County, PCR, (Olgethorpe Power Company,
               (MBIA Insured):
  2,500,000   6.700% due 01/01/2009 .......................         2,815,250
  3,410,000   6.750% due 01/01/2010 .......................         3,883,240
                                                               --------------
                                                                   12,249,940
                                                               --------------

    HAWAII - 0.9%
            Honolulu City & County, GO, Series A:
    730,000   Pre-refunded,
              6.000% due 01/01/2012 .......................           798,043
  1,270,000   Unrefunded,
              6.000% due 01/01/2012 .......................         1,378,128
                                                               --------------
                                                                    2,176,171
                                                               --------------

    IDAHO - 1.0%
  2,000,000 Idaho Health Facilities Authority Revenue,
              (Inverse Floater), ETM,
              6.650% due 02/15/2021+ ......................         2,272,240
                                                               --------------

    ILLINOIS - 12.4%
  4,915,000 Bolingbrook, Capital Appreciation,
              (MBIA Insured), Series C,
              Zero coupon due 01/01/2025 ..................         1,211,400
 10,000,000 Chicago, Board of Education, School Reform,
              Series A, (FGIC Insured),
              Zero coupon due 12/01/2031 ..................         1,615,800
  2,665,000 Chicago, Gas Supply Revenue, (Peoples Gas),
              6.875% due 03/01/2015 .......................         2,783,806
            Chicago, O'Hare International Airport
              Supplemental Facilities, AMT:
    700,000   American Air Lines, Special Series A,
              7.875% due 11/01/2025 .......................           714,798
  5,000,000   International Terminal (MBIA Insured),
              6.750% due 01/01/2012** .....................         5,183,500
    725,000   United Air Lines,
              8.950% due 05/01/2018 .......................           758,451
            Cook County, School District, Number 026,
              ETM, (MBIA Insured):
  1,445,000   Zero coupon due 12/01/2003 ..................         1,251,023
  1,020,000   Zero coupon due 12/01/2004 ..................           841,061
            Illinois Health Facilities Authority Revenue:
    240,000   Glenoak Medical Center, Series D,
              Pre-refunded,
              9.500% due 11/15/2015 .......................           246,480
  4,340,000   Hindsdale Hospital, Series B, ETM,
              9.000% due 11/15/2015 .......................         4,458,656
  3,000,000   Rush Presbyterian - St. Luke's Medical
              Center, Residual Interest Bond,
              (MBIA Insured),
              9.007% due 10/01/2024+ ......................         3,236,250
            Metropolitan Pier and Exposition Authority,
              Dedicated State Tax, (FGIC Insured):
    815,000   ETM,
              Zero coupon due 06/15/2009 ..................           531,494
    620,000   Pre-refunded,
              Zero coupon due 06/15/2008 ..................           426,461
              Unrefunded:
  3,380,000   Zero coupon due 06/15/2008 ..................         2,323,175
  5,185,000   Zero coupon due 06/15/2009 ..................         3,378,494
                                                               --------------
                                                                   28,960,849
                                                               --------------

    INDIANA - 2.8%
  6,000,000 Indiana Municipal Power Agency, Series A,
              (MBIA Insured),
              6.125% due 01/01/2013** .....................         6,542,280
                                                               --------------

    KENTUCKY - 1.4%
            Jefferson County, Hospital Revenue, Residual
              Interest Bond, (MBIA Insured):
    900,000   Pre-refunded,
              8.090% due 10/09/2008+ ......................           991,125
  2,100,000   Unrefunded,
              8.090% due 10/09/2008+ ......................         2,291,625
                                                               --------------
                                                                    3,282,750
                                                               --------------

    LOUISIANA - 0.2%
  1,500,000 Louisiana Public Facilities Authority Revenue,
              Series B, ETM, Zero coupon due 12/01/2019 ...           517,035
                                                               --------------

    MARYLAND - 1.4%
  3,000,000 Baltimore, Port Facilities Revenue,
              Consolidated Coal Sales, Series B,
              6.500% due 10/01/2011** .....................         3,153,900
                                                               --------------

    MASSACHUSETTS - 1.7%
  1,000,000 Massachusetts, Development Finance Agency Revenue,
              (Hillcrest Educational Centers Inc.),
              6.375% due 07/01/2029 .......................           974,860
  3,000,000 Route 3, North Transportation Improvement
              Association, Lease Revenue, (MBIA Insured),
              5.375% due 06/15/2033 .......................         2,892,630
                                                               --------------
                                                                    3,867,490
                                                               --------------

    MISSISSIPPI - 1.3%
  2,700,000 Lowndes County, Solid Waste Disposal,  PCR,
              (Weyerhaeuser Company Project), Series A,
              6.800% due 04/01/2022+ ......................         3,013,929
                                                               --------------

    MISSOURI - 0.8%
            St. Louis County, Pattonville R-3 School
              District, Direct Deposit Program,
              (FGIC Insured):
  1,000,000   5.750% due 03/01/2017 .......................         1,040,620
    880,000   5.750% due 03/01/2018 .......................           910,774
                                                               --------------
                                                                    1,951,394
                                                               --------------

    MONTANA - 0.5%
  1,000,000 Forsyth, PCR, Puget Sound Power & Light,
              Series B, AMT, (AMBAC Insured),
              7.250% due 08/01/2021** .....................         1,035,320
                                                               --------------

    NEBRASKA - 3.5%
    450,000 Nebraska Investment Finance Authority,
              Single Family Housing Revenue, Residual
              Interest Bond, AMT, (GNMA Collateral),
              8.502% due 09/15/2024+ ......................           470,250
  7,000,000 Omaha Public Power District Electric,
              Series B, ETM,
              6.150% due 02/01/2012 .......................         7,704,620
                                                               --------------
                                                                    8,174,870
                                                               --------------

    NEVADA - 2.2%
  4,000,000 Clark County, IDR, Nevada Power Company,
              Series A, AMT, (FGIC Insured),
              6.700% due 06/01/2022** .....................         4,173,240
  1,000,000 Clark County, Las Vegas Convention, GO, Series A,
              5.000% due 07/01/2024 .......................           910,190
                                                               --------------
                                                                    5,083,430
                                                               --------------

    NEW JERSEY - 0.5%
  1,400,000 New Jersey Economic Development Authority
              Revenue, Educational Testing Service,
              Series A, (MBIA Insured),
              4.750% due 05/15/2025 .......................         1,242,262
                                                               --------------

    NEW MEXICO - 0.4%
  1,000,000 Lordsburg, PCR, (Phelps Dodge),
              6.500% due 04/01/2013 .......................         1,024,140
                                                               --------------

    New York - 8.5%
  5,500,000 Long Island Power Authority, Electric System
              Revenue, (FSA Insured),
              Zero coupon due 06/01/2020 ..................         1,831,390
  1,265,000 Metropolitan Transportation Authority, Service
              Contract Transportation Facilities,
              Series 7, 4.750% due 07/01/2019 .............         1,111,378
  2,000,000 Nassau County, Interim Finance Authority,
              Sales Tax Secured, Series A,
              5.750% due 11/15/2013 .......................         2,100,300
  3,265,000 New York City, GO Series I, (MBIA Insured),
              5.000% due 04/15/2029 .......................         2,972,652
  1,500,000 New York City, Municipal Water Finance Authority,
              Water & Sewer Systems Revenue,
              Series A, (FSA Insured),
              5.125% due 06/15/2021 .......................         1,417,785
  1,100,000 New York City, Transitional Finance Authority
              Revenue, Future Tax Secured, Series C,
              5.000% due 05/01/2029 .......................         1,002,925
            New York State, Dormitory Authority Revenue:
  2,000,000 New York University, Series A,
              (AMBAC Insured),
              5.250% due 07/01/2006# ......................         2,057,220
  1,000,000 State University Educational Facilities,
              (MBIA Insured),
              6.000% due 05/15/2016 .......................         1,068,390
  1,000,000 New York State, GO, Unrefunded, Series B,
              (FSA Insured), ETM,
              7.000% due 06/01/2014** .....................         1,028,120
    580,000 New York State, Housing Finance Agency Revenue,
              MFHR, Second Mortgage, Series F, AMT,
              (Sonyma Program Insured),
              6.625% due 08/15/2012 .......................           590,394
  2,500,000 New York State, Mortgage Agency Revenue,
              Series 82, AMT,
              5.650% due 04/01/2030 .......................         2,457,275
  2,500,000 North Hempstead, GO, Series A,
              (FGIC Insured),
              4.750% due 01/15/2023 .......................         2,212,800
                                                               --------------
                                                                   19,850,629
                                                               --------------

    OHIO - 1.8%
  1,000,000 Cuyahoga County, Hospital Facilities Revenue,
              (Canton Inc. Project),
              7.500% due 01/01/2030 .......................         1,037,260
  1,000,000 Hamilton County, Sales Tax, (Football Project),
              (MBIA Insured),
              4.750% due 12/01/2027 .......................           865,710
  1,240,000 Lorain County, Hospital Revenue, Humility of
              Mary Health Care, Series B, ETM,
              7.200% due 12/15/2011 .......................         1,302,608
  1,000,000 Montgomery County, Hospital Revenue,
              (Grandview Hospital & Medical Center),
              5.250% due 12/01/2003 .......................         1,020,030
                                                               --------------
                                                                    4,225,608
                                                               --------------

    OKLAHOMA - 1.0%
  1,085,000 Oklahoma Housing and Finance Authority,
              Single Family Revenue, Series B, AMT,
              (GNMA Collateral),
              7.997% due 08/01/2018** .....................         1,197,482
  1,000,000 Tulsa County, Public Facilities Authority
              Capital Improvement Revenue,
              6.250% due 11/01/2022 .......................         1,011,990
                                                               --------------
                                                                    2,209,472
                                                               --------------

    OREGON - 0.4%
  1,000,000 Portland, Urban Renewal & Redevelopment,
              Downtown Waterfront, Series A,
              (AMBAC Insured),
              5.750% due 06/15/2016 .......................         1,045,640
                                                               --------------

    PENNSYLVANIA - 8.5%
            Allegheny County, Hospital Development
              Revenue, (Ohio Valley General Hospital):
    700,000   5.100% due 04/01/2001 .......................           699,090
    735,000   5.300% due 04/01/2002 .......................           732,927
    625,000   5.400% due 04/01/2003 .......................           621,319
  1,000,000 Carbon County, Industrial Development
              Authority, (Panther Creek Partners), AMT,
              6.650% due 05/01/2010 .......................         1,017,950
  1,150,000 Lehigh County, General Purpose Authority,
              Hospital Lehigh Valley Health Network,
              Series C, (MBIA Insured),
              5.000% due 07/01/2028 .......................         1,013,288
  4,000,000 Pennsylvania Higher Education Revenue,
              Assistance Agency, Student Loan, Residual
              Interest Bond, AMT, (AMBAC Insured),
              8.963% due 09/01/2026+ ......................         4,865,000
            Pennsylvania State Turnpike, Community Oil
              Franchise Tax Revenue, (AMBAC Insured):
  2,250,000   Series A,
              4.750% due 12/01/2027 .......................         1,961,212
  1,750,000   Series B,
              4.750% due 12/01/2027 .......................         1,525,387
            Philadelphia, Gas Works Revenue, Second Series,
              (FSA Insured):
  1,000,000   5.000% due 07/01/2029 .......................           903,590
  2,500,000   5.250% due 07/01/2029 .......................         2,360,325
  2,500,000 Philadelphia, GO, (FSA Insured),
              5.000% due 03/15/2028 .......................         2,259,700
  2,000,000 Philadelphia, Parking Authority Revenue,
              Series A, (AMBAC Insured),
              5.250% due 02/15/2029 .......................         1,890,740
                                                               --------------
                                                                   19,850,528
                                                               --------------

    SOUTH CAROLINA - 1.1%
  1,000,000 Charleston County, Health Facilities Revenue,
              First Mortgage, (Episcopal Church),
              Series A,
              5.400% due 04/01/2004 .......................           973,880
  1,000,000 Charleston County, Industrial Revenue,
              Zeigler Coal Holdings,
              6.950% due 08/10/2028 .......................           240,000
  1,375,000 Lancaster County, School District, GO,
              (FSA Insured),
              4.750% due 03/01/2019 .......................         1,258,978
                                                               --------------
                                                                    2,472,858
                                                               --------------

    TENNESSEE - 1.5%
  1,000,000 Johnson City, Health & Educational Facility
              Board, Hospital Revenue, First Mortgage
              Mountain States Health, Series A,
              7.500% due 07/01/2033 .......................           965,910
  2,640,000 Tennessee, Housing Development Agency,
              Homeownership Program, Series 2A, AMT,
              5.700% due 07/01/2031 .......................         2,574,792
                                                               --------------
                                                                    3,540,702
                                                               --------------

    TEXAS - 5.3%
    415,000 Brazos, Higher Educational Facilities Authority,
              Series C-2, AMT,
              7.100% due 11/01/2004 .......................           444,415
  5,000,000 Dallas-Fort Worth, International Airport,
              (Facility Improvement Corporate Revenue),
              (American Airlines, Inc), AMT,
              7.500% due 11/01/2025 .......................         5,100,000
  3,500,000 Harris County, COP,
              4.500% due 10/01/2023 .......................         2,934,365
  2,050,000 Houston, Texas Water & Sewer System
              Revenue, Jr. Lien, Series C, (FGIC Insured),
              5.375% due 12/01/2027 .......................         1,982,104
  1,925,000 Round Rock, Independent School District,
              GO, PSF-GTD,
              4.500% due 08/01/2019 .......................         1,681,988
    244,000 Texas, Higher Education Coordinating Board,
              Student Loan, AMT,
              7.700% due 10/01/2025 .......................           250,554
                                                               --------------
                                                                   12,393,426
                                                               --------------

    VIRGINIA - 1.6%
  1,000,000 Pocahontas Parkway Association, Virgin Toll
              Road Revenue, Series A,
              5.000% due 08/15/2005 .......................           967,890
            Richmond, GO, (FSA Insured):
    600,000   5.125% due 01/15/2008 .......................           617,796
  1,000,000   5.250% due 01/15/2009 .......................         1,038,050
  1,000,000   5.500% due 01/15/2010 .......................         1,056,470
                                                               --------------
                                                                    3,680,206
                                                               --------------

    WASHINGTON - 8.9%
  4,500,000 King County, School District #415 Kent, GO,
              Series C,
              6.300% due 12/01/2008 .......................         4,949,190
  1,500,000 Pierce County, Housing AuthorityRevenue,
              5.400% due 12/01/2013 .......................         1,410,060
    950,000 Port Anacortes, Revenue Bond, Series A, AMT,
              5.125% due 09/01/2009 .......................           918,812
    785,000 University of Washington Revenue Bond,
              (MBIA Insured), Unrefunded,
              7.000% due 12/01/2021 .......................           818,888
            Washington State Health Care Facilities
              Authority, Fred Hutchinson Cancer Center,
              (LOC Morgan Guarantee Trust):
  1,000,000   7.200% due 01/01/2007 .......................         1,023,790
  1,000,000   7.375% due 01/01/2018 .......................         1,023,360
            Washington State, GO:
  7,570,000   Series B,
              5.000% due 05/01/2017 .......................         7,246,004
  3,000,000   Series B & AT-7,
              6.400% due 06/01/2017 .......................         3,366,270
                                                               --------------
                                                                   20,756,374
                                                               --------------

    WEST VIRGINIA - 1.5%
  2,500,000 Harrison County, Solid Waste Disposal,
              (Monongahela Power), Series A, AMT,
              6.875% due 04/15/2022 .......................         2,609,850
    150,000 Kanawha County, IDR, (Union Carbide Project),
              Series A, AMT,
              8.000% due 08/01/2020 .......................           153,239
    750,000 South Charleston, IDR, (Union Carbide Project),
              Series A, AMT,
              8.000% due 08/01/2020 .......................           766,193
                                                               --------------
                                                                    3,529,282
                                                               --------------

    WISCONSIN - 1.7%
    750,000 Madison, IDR, (Madison Gas & Electric Company),
              (Project A), AMT,
              6.750% due 04/01/2027 .......................           779,640
            Wisconsin, Health & Educational Facilities
              Authority Revenue:
  1,500,000   (Kenosha Hospital & Medical Center),
              5.625% due 05/15/2029 .......................         1,307,055
  1,000,000 (Waukesha Memorial Hospital), Series A,
              (AMBAC Insured),
              7.125% due 08/15/2007 .......................         1,021,990
  1,000,000 Wisconsin, Housing & Ecomomic Development
              Authority, Home Ownership Revenue,
              Series F, AMT,
              5.250% due 07/01/2029 .......................           897,870
                                                               --------------
                                                                    4,006,555
                                                               --------------
            Total Municipal Bonds and Notes
              (Cost $220,626,247) .........................       233,096,934
                                                               --------------
TOTAL INVESTMENTS (Cost $220,626,247*)                99.8%       233,096,934
OTHER ASSETS AND LIABILITIES (NET) ...............     0.2            544,587
                                                     -----     --------------
NET ASSETS ......................................    100.0%    $  233,641,521
                                                     =====     ==============

 * Aggregate cost for federal tax purposes is $220,639,481.
** Security pledged as collateral for when-issued securities.
 # Security purchased on when-issued basis (Note 2).
 + Floating rate note. The interest rate shown reflects the rate in effect at
   October 31, 2000.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Tax-Exempt Bond Fund had the following industry concentrations greater than 10% at October 31, 2000 (as a percentage of net assets) (unaudited):

               General Purpose     19.5%
               Retail Utility       6.8%
               Health Care         11.5%

Tax-Exempt Bond Fund had the following insurance concentrations greater than 10% at October 31, 2000 (as a percentage of net assets) (unaudited):

--------------------------------------------------------------------------------
                              GLOSSARY OF TERMS
    ACA    --  American Capital Access
  AMBAC    -- American Municipal Bond Assurance Corporation
    AMT    -- Alternative Minimum Tax
    COP    -- Certificates of Participation
    ETM    -- Escrowed to Maturity
   FGIC    -- Federal Guaranty Insurance Corporation
    FSA    -- Financial Security Assurance
   GNMA    -- Government National Mortgage Association
     GO    -- General Obligation Bonds
    IDR    -- Industrial Development Revenue
    LOC    --     Letter of Credit
   MBIA    -- Municipal Bond Investors Assurance
   MFHR    -- Multi-family Housing Revenue
    PCR    -- Pollution Control Revenue
PSF-GTD    -- Permanent School Fund Guaranteed
    VHA    -- Veterans Housing Authority
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
CALIFORNIA MUNICIPAL FUND

OCTOBER 31, 2000

PRINCIPAL
  AMOUNT                                                          VALUE
  ------                                                          -----
MUNICIPAL BONDS AND NOTES - 96.9%

    CALIFORNIA - 95.0%
            Abag, Financing Authority for Nonprofit
              Corporation, COP:
$ 1,000,000   (Archstone Redwood), Series A,
              5.300% due 10/01/2008++ .....................    $    1,008,180
  1,100,000   (Episcopal, Homes Foundation),
              5.000% due 07/01/2007 .......................         1,091,629
              (O'Connor Woods Obligated Group):
  1,000,000   5.400% due 11/01/2009 .......................         1,036,410
  2,530,000   5.700% due 11/01/2013 .......................         2,627,860
  2,000,000   6.200% due 11/01/2029 .......................         2,085,380
  5,360,000 Alhambra, Improvement Board Act of 1915,
              Assessment District No. 1, Public Works,
              (MBIA Insured),
              6.125% due 09/02/2018** .....................         5,599,110
  2,550,000 Alta Loma, School District, Capital
              Appreciation,Series A, (FGIC Insured),
              Zero coupon due 08/01/2022 ..................           755,004
  2,000,000 Anaheim, Public Financing Authority Tax
              Allocation Revenue, (Inverse Floater),
              (MBIA Insured),
              8.420% due 11/28/2000 .......................         2,360,000
  1,455,000 Antioch, Public Financing Authority,
              Reassessment Revenue, Series A,
              (AMBAC Insured),
              5.000% due 09/02/2018 .......................         1,413,925
  2,000,000 Barstow Redevelopment Agency, Central
              Redevelopment, Tax Allocation, Series A,
              (MBIA Insured),
              7.000% due 09/01/2014 .......................         2,451,180
  4,000,000 California Community College Financing
              Authority Lease Revenue, Series A,
              (MBIA Insured),
              4.625% due 10/01/2019** .....................         3,611,080
            California Educational Facilities Authority
              Revenue:
  2,650,000   (College of Osteopathic Medicine),
              (Pre-refunded to 06/01/2003),
              7.500% due 06/01/2018 .......................         2,859,562
  3,485,000   (Heald College), 5.450% due 02/15/2022 ......         3,243,699
              (Loyola Marymount), (MBIA Insured):
  4,435,000   Zero coupon due 10/01/2028 ..................           792,845
  3,435,000   Zero coupon due 10/01/2030 ..................           536,478
              (Pooled College & University), Series B:
  2,000,000   5.125% due 04/01/2017 .......................         1,831,440
  1,000,000   6.625% due 06/01/2020 .......................         1,055,600
            California Housing Finance Agency, Home
              Mortgage, AMT:
    500,000 Multi-family Housing II), Series C,
              6.875% due 08/01/2024 .......................           516,125
              (Multi-family Housing III), Series B,
              (FSA/VA Insured):
  1,000,000   6.000% due 08/01/2016 .......................         1,043,480
  2,000,000   6.100% due 02/01/2028 .......................         2,055,840
  2,000,000 California Housing Finance Agency, Home
              Mortgage Revenue, Series A,
              (MBIA Insured),
              Zero coupon due 02/01/2016 ..................           852,580
  5,000,000 California Housing Finance Agency, Home
              Mortgage, AMT, Series F, (FSA Insured), Zero
              coupon due 08/01/2031 .......................           701,900
            California Housing Finance Agency, Home
              Ownership & Improvement Revenue:
    205,000   Series B, AMT, (MBIA Insured),
              5.200% due 08/01/2026 .......................           205,529
  5,010,000   Series C, AMT, (FSA Insured),
              6.650% due 08/01/2014** .....................         5,121,873
    665,000   Series D, AMT, (MBIA Insured),
              6.300% due 08/01/2014 .......................           696,720
  4,990,000   Series D, AMT,
              Zero coupon due 02/01/2019 ..................         1,675,542
  2,630,000   eries F, AMT, (MBIA Insured),
              6.800% due 08/01/2014 .......................         2,808,787
  1,060,000   Series F1, AMT, (AMBAC Insured),
              6.500% due 02/01/2008 .......................         1,099,496
            California Infrastructure & Economic
              Development Bank Revenue, (MBIA Insured):
  2,655,000   5.500% due 06/01/2016 .......................         2,752,784
  3,855,000   5.500% due 06/01/2017 .......................         3,973,117
            California, Pollution Control Financing
              Authority, PCR:
  2,500,000   (San Diego Gas and Electric), Series A, AMT,
              (AMBAC Insured),
              5.850%  due 06/01/2021 ......................         2,543,800
  2,000,000   (Southern California Edison Company):
              Series B, (MBIA Insured),
              5.450% due 09/01/2029 .......................         2,002,280
 13,250,000   (Southern California Edison Company):
              Series B, AMT, (AMBAC Insured),
              6.400% due 12/01/2024** .....................        13,784,902
  5,000,000   (Southern California Edison Company):
              Series B, AMT, (FGIC Insured),
              6.400% due 12/01/2024** .....................         5,201,850
  5,000,000   (Waste Management), Series A, AMT,
              7.150% due 02/01/2011** .....................         5,091,550
  3,100,000   (Waste Removal Systems), Series A, AMT,
              LOC Wells Fargo & Company,
              7.100% due 11/01/2009 .......................         3,135,867
  2,250,000 Pollution Control California Residential
              Efficiency Financing Authority,
              (First Resource Efficiency),
              (AMBAC Insured),
              6.000% due 07/01/2017 .......................         2,372,377
    980,000 California Rural Home Mortgage Finance Authority,
              SFMR, Mortgage-Backed Securities, Series A-2,
              AMT, (GNMA Collateral),
              7.950% due 12/01/2024 .......................         1,040,309
            California State, GO:
  4,430,000   5.500% due 06/01/2025 .......................         4,457,643
  3,700,000   (FSA Insured),
              4.500% due 10/01/2008 .......................         3,737,962
  2,000,000   (FGIC Insured),
              4.500% due 12/01/2021 .......................         1,739,720
  3,000,000 California Statewide Communities Development
              Authority, COP, (Cedars-Sinai Medical Center),
              (MBIA Insured),
              6.500% due 08/01/2012 .......................         3,412,260
            California Statewide Communities
              Development Authority Revenue:
  1,000,000 Multi-family, (Housing Equity Residential),
              Series B,
              5.200% due 12/01/2029 .......................           998,560
  3,300,000 Multi-family, (Housing Equity Residential),
              Series C,
              5.200% due 12/01/2029 .......................         3,295,248
  1,000,000 Water & Wastewater, (Pooled Finance Program),
              Series A, (FSA Insured),
              5.000% due 10/01/2025 .......................           946,170
  1,600,000 (United Airlines, Inc.), Series A, AMT,
              5.700% due 10/01/2033 .......................         1,452,976
  6,115,000 Carson, Improvement Board Act 1915, GO,
              7.375% due 09/02/2022** .....................         6,467,774
 10,445,000 Castaic Lake, Water Agency, COP, Water System
              Improvement, (AMBAC Insured),
              Zero coupon due 08/01/2022 ..................         3,085,975
  4,675,000 Chula Vista, IDR, (San Diego Gas and Electric),
              Series A, AMT, (AMBAC Insured),
              6.400% due 12/01/2027** .....................         4,848,162
  2,845,000 Chula Vista, Redevelopment Agency, Tax
              Allocation Revenue,
              8.625% due 09/01/2024 .......................         3,347,313
  2,000,000 Coachella, Redevelopment Agency, Tax Allocation
              Revenue, (Project Area No. 3),
              5.875% due 12/01/2028 .......................         1,935,840
            Contra Costa County, Finance Authority, Tax
              Allocation Revenue, Series A:
    590,000   7.000% due 08/01/2009 .......................           624,798
    370,000   7.100% due 08/01/2022 .......................           383,997
  1,500,000 Culver City, Redevelopment Finance Authority\
              Revenue, Tax Allocation, Series B,
              6.250% due 11/01/2025 .......................         1,525,830
  1,720,000 Davis, Public Facilities Finance Authority,
              Mace Ranch Area, Series A,
              6.600% due 09/01/2025 .......................         1,789,901
            Delano, COP:
  1,720,000   Regional Medical Center,
              5.250% due 01/01/2018 .......................         1,536,992
  3,150,000   Series A, (Pre-refunded to 01/01/2003),
              9.250% due 01/01/2022 .......................         3,521,479
            Duarte, Unified School District, Capital
              Appreciation, GO, Series B, (FSA Insured):
  1,060,000   Zero coupon due 11/01/2015 ..................           483,307
  1,200,000   Zero coupon due 11/01/2024 ..................           311,808
  1,985,000 El Cajon, COP, (Helix View Nursing Hospital),
              Limited Obligation, Series 1990, AMT,
              (FSA Insured),
              7.750% due 02/01/2029 .......................         1,992,741
            Escondido, Unified High School District,
              Capital Appreciation, (MBIA Insured):
  5,850,000   Zero coupon due 11/01/2019 ..................         2,050,308
  3,715,000   Zero coupon due 05/01/2020 ..................         1,254,630
  3,655,000   Zero coupon due 11/01/2020 ..................         1,200,485
  4,460,000 Fairfield, Housing Authority Mortgage
              Revenue,(Creekside Estates Project),
              (Pre-refunded to 08/01/2002),
              7.875% due 02/01/2015** .....................         4,826,166
  2,215,000 Fairfield, Housing Authority Revenue,
              (Creekside Estates Mobile Homes),
              5.625% due 09/01/2023** .....................         2,005,284
            Foothill Eastern Transportation Corridor
              Agency, Toll Road Revenue:
  5,000,000   5.750% due 01/15/2040 .......................         4,910,850
  3,000,000   5.800% due 01/15/2020 .......................         1,706,190
  9,000,000   5.875% due 01/15/2026 .......................         5,064,570
 10,000,000   Zero coupon due 01/15/2032 ..................         1,342,300
 10,000,000   Zero coupon due 01/15/2033 ..................         1,252,800
 10,000,000   Zero coupon due 01/15/2034 ..................         1,174,500
 10,000,000   Zero coupon due 01/15/2036 ..................         1,025,400
 10,000,000   Zero coupon due 01/15/2037 ..................           957,400
 10,000,000   Zero coupon due 01/15/2038 ..................           894,500
  5,000,000   Series A,
              7.000% due 01/01/2008 .......................         4,355,150
    750,000 Fresno Joint Powers Financing Authority,
              Lease Revenue, (City Hall Project),
              (AMBAC Insured),
              5.250% due 08/01/2014 .......................           767,467
            Golden West Schools Financing Authority,
              (School District Refinancing Program),
              Series A, (MBIA Insured):
  1,740,000   Zero coupon due 02/01/2011 ..................         1,057,798
  1,215,000   Zero coupon due 08/01/2016 ..................           510,458
  1,580,000   Zero coupon due 02/01/2017 ..................           634,575
            Hacienda, Los Angeles Puente, Unified School
              District, Capital Appreciation, Series A,
              (MBIA Insured):
  1,825,000   Zero coupon due 08/01/2016 ..................           789,696
  1,750,000   Zero coupon due 08/01/2017 ..................           711,025
  2,000,000   Zero coupon due 08/01/2018 ..................           763,440
            Hi Desert, Members Health Care, District
              Revenue Bonds:
  2,250,000   5.500% due 10/01/2015  ......................         2,014,852
  1,175,000   5.500% due 10/01/2019  ......................         1,021,240
  2,000,000 Huntington Park, Public Financing Authority
              Lease Revenue, (Waste Water System Project),
              6.200% due 10/01/2025 .......................         2,029,260

  1,000,000 Irvine, Meadows Mobile Home Park Revenue,
              Series A, (GNMA Collateral),
              5.700% due 03/01/2018 .......................           928,510
  1,175,000 Kings County, Waste Management Authority,
              Solid Waste Revenue, AMT,
              7.200% due 10/01/2014 .......................         1,265,910
  3,625,000 La Habra, COP, Park and Viewpark, Series A,
              (FSA Insured),
              4.800% due 09/01/2022 .......................         3,292,515
  1,500,000 La Verne, Public Financing Authority, Capital
              Improvement,
              7.250% due 09/01/2026 .......................         1,617,225
  2,000,000 Lake Elsinore, Public Financing Authority,
              Local Agency Revenue, Series G,
              5.800% due 09/02/2015 .......................         1,961,840
            Larkspur, School District, Capital Appreciation,
              Series A, (FGIC Insured):
    930,000   Zero coupon due 08/01/2015 ..................           429,614
    975,000   Zero coupon due 08/01/2016 ..................           420,927
    955,000   Zero coupon due 08/01/2017 ..................           385,810
  1,035,000   Zero coupon due 08/01/2018 ..................           392,017
  1,070,000   Zero coupon due 08/01/2019 ..................           380,225
  2,000,000 Long Beach, Special Tax, Community
              Facilities District No. 5, (Towne Center),
              6.875% due 10/01/2025 .......................         2,069,420
            Los Angeles, Community Redevelopment Agency, AMT:
  1,425,000   5.850% due 12/01/2026 .......................         1,321,032
  1,490,000   Series C, (AMBAC Insured),
              6.750% due 07/01/2014 .......................         1,568,240
            Los Angeles, Community Redevelopment Agency,
              Parking Systems Revenue,
              Cinerama Dome Public Parking Project,
              (ACA Insured):
  1,000,000   5.500% due 07/01/2016 .......................         1,004,320
  1,000,000   5.500% due 07/01/2017 .......................           998,300
  1,000,000   5.600% due 07/01/2018 .......................         1,003,020
  1,000,000   5.700% due 07/01/2020 .......................         1,002,840
  3,000,000   5.750% due 07/01/2026 .......................         2,993,730
  2,500,000 Los Angeles, Community Redevelopment Agency,
              Tax Allocation-North Hollywood
              Project, Series E, (MBIA Insured),
              5.400% due 07/01/2024 .......................         2,494,825
    860,000 Los Angeles County, COP, (Pre-refunded to
              04/01/2002), (AMBAC Insured),
              6.000% due 04/01/2012 .......................           899,870
  1,000,000 Los Angeles County, Master Refunding Project,
              COP, (Inverse Floater), (Pre-refunded to
              05/01/2001),
              8.518% due 06/10/2015 .......................         1,065,000
 2,000,000 Los Angeles County, Metropolitan Transportation
              Authority, Sales Tax Revenue, First Tier
              Properties, Series C,
              5.000% due 07/01/2023 .......................         1,902,260
 12,300,000 Los Angeles County, Metropolitan Trasnportation
              Authority, Sales Tax Revenue, First Tier
              Properties, Series A, (AMBAC Insured),
              5.000% due 07/01/2023 .......................        11,698,899
            Los Angeles County, MFHR, AMT, (GNMA Collateral):
  3,000,000   (Park Parthenia Project),
              7.400% due 01/20/2022 .......................         3,052,350
  1,000,000 (Ridgecroft Apartment Project), Series E,
              6.250% due 09/20/2039 .......................         1,031,010
            Los Angeles County, Residual Interest Bond, COP:
  1,880,000   (Edmund D Edlman Childrens Centers),
              (AMBAC Insured),
              6.000% due 04/01/2012 .......................         1,954,899
  1,220,000   (Pension Obligation), (MBIA Insured),
              6.900% due 06/30/2008 .......................         1,418,201
  1,870,000 Los Angeles County, Sanitation District
              Financing Authority, Revenue Bonds,
              Series A,
              5.250% due 10/01/2010 .......................         1,928,269
            Los Angeles County, School Regionalized
              Business Service, COP, Series A,
              (AMBAC Insured):
  1,910,000   Zero coupon due 08/01/2015 ..................           879,803
  1,945,000   Zero coupon due 08/01/2016 ..................           837,109
  1,980,000   Zero coupon due 08/01/2017 ..................           797,306
  2,135,000   Zero coupon due 08/01/2021 ..................           668,511
  2,180,000   Zero coupon due 08/01/2022 ..................           644,081
            Los Angeles, Department Airports, Airport
              Revenue AMT, Ontario International,
              Series A, (FGIC Insured):
  2,205,000   5.600% due 05/15/2007 .......................         2,333,816
  2,575,000   5.700% due 05/15/2008 .......................         2,730,118
    240,000 Los Angeles, Home Mortgage Revenue,
              Mortgage-Backed Security Project,
              (GNMA Collateral),
              8.100% due 05/01/2017 .......................           242,880
    465,000 Los Angeles, SFHR, Series B, (GNMA Collateral),
              7.600% due 08/01/2016 .......................           480,945
  1,325,000 Los Angeles, University School District,
              Certificate Participation, Series B,
              5.250% due 10/01/2005 .......................         1,389,475
 15,000,000 Metropolitan Water District, Southern California
              Waterworks Revenue, Series A,
              4.750% due 07/01/2022 .......................        13,488,300
  1,000,000 Monterey County, COP, (Natividad Medical
              Center Improvement Project),
              Series E, (MBIA Insured),
              4.750% due 08/01/2017 .......................           935,660
  2,785,000 Needles, Public Utilities Authority Revenue,
              (Utilities System Acquisition Project),
              Series A,
              6.500% due 02/01/2022 .......................         2,784,638
  3,500,000 Novato, Special Tax Revenue, (Community
              Facilities District),
              7.200% due 08/01/2015** .....................         3,741,955
  2,000,000 Oakland, Revenue Bonds, (YMCA East Bay Project),
              7.100% due 06/01/2010 .......................         2,155,520
            Oakland, Unified School District:
  2,645,000   7.000% due 11/15/2011 .......................         3,012,602
  3,445,000   COP, Energy Retrofit,
              6.750% due 11/15/2014 .......................         3,937,980
  5,000,000 Orange County, COP, Series A, (MBIA Insured),
              5.800% due  07/01/2016 ......................         5,253,400
  4,500,000 Palm Desert, Financing Authority, Tax
              Allocation Revenue, (Inverse Floater),
              (MBIA Insured),
              8.155% due 04/01/2022 ** ....................         4,875,210
  1,150,000 Palm Springs, Financing Authority, (Convention
              Center Project), Series A, (MBIA Insured),
              6.750% due 11/01/2021 .......................         1,197,691
  9,145,000 Pittsburgh, Redevelopment Agency Tax Allocation,
              Los Medanos Community Development Project,
              (AMBAC Insured), Zero coupon due 08/01/2029 .         1,784,647
            Port Oakland, AMT, (Mitsu Osk Lines Ltd.),
              Series A, LOC Industrial Bank of Japan Ltd.:
  3,030,000   6.750% due 01/01/2012 .......................         3,154,715
  2,300,000   6.800% due 01/01/2019 .......................         2,320,424
  2,750,000 Redding, Electrical Systems Revenue, COP,
              (Inverse Floater), (MBIA Insured),
              8.244% due 07/01/2022 .......................         3,272,500
  1,000,000 Redondo Beach, Public Financing Authority
              Revenue, (South Bay Center
              Redevelopment Project),
              7.125% due 07/01/2026 .......................         1,076,320
            Richmond, Power Financing Authority Term
              Lease Revenue:
  1,180,000   4.450% due 06/01/2007 .......................         1,157,851
  1,000,000   4.550% due 06/01/2008 .......................           981,430
  1,500,000 Riverside, School District, Special Project,
              7.250% due 09/01/2018 .......................         1,611,060
            Riverside County, Public Financing Authority
              Revenue, COP:
  1,500,000   5.750% due 05/15/2019 .......................         1,423,020
  2,100,000   5.800% due 05/15/2029 .......................         1,956,402
            Rocklin, Unified School District, (FGIC Insured):
  1,030,000   Zero coupon due 08/01/2014 ..................           496,048
  1,210,000   Zero coupon due 08/01/2016 ..................           508,938
  1,255,000   Zero coupon due 08/01/2017 ..................           493,152
  1,360,000   Zero coupon due 08/01/2019 ..................           468,520
  1,415,000   Zero coupon due 08/01/2020 ..................           456,139
  1,225,000   Zero coupon due 08/01/2023 ..................           329,574
            Rohnert Park, Community Development
              Agency, Tax Allocation Revenue, Capital
              Appreciation, (Rohnert Redevelopment),
              (MBIA Insured):
  1,745,000   Zero coupon due 08/01/2021 ..................           547,494
  1,755,000   Zero coupon due 08/01/2023 ..................         490,259
  1,755,000   Zero coupon due 08/01/2025 ..................         436,153
  1,755,000   Zero coupon due 08/01/2027 ..................         388,136
  1,755,000   Zero coupon due 08/01/2029 ..................         345,366
  1,635,000 Rowland, Unified Shcool District, Capital
              Appreciation, Series A, (FSA Insured),
              Zero coupon due 09/01/2017 ..................           655,406
  3,240,000 Sacramento County, Airport System Revenue,
              Series 1989, AMT, (Unrefunded Balance),
              (AMBAC Insured),
              7.000% due 07/01/2020 .......................         3,278,362
  2,000,000 Sacramento County, COP, Public Facilities
              Project, (AMBAC Insured),
              4.750% due 10/01/2027 .......................         1,777,160
  2,300,000 Saddleback Valley, Unified School District,
              Public Financing Authority, Special Tax
              Revenue, Series A, (FSA Insured),
              4.750% due 09/01/2020 .......................         2,097,002
    995,000 Salinas, California Improvement Board,
              Act 1915, Special Assessment District #90-1,
              Series C-185,
              5.400% due 09/02/2012 .......................           995,697
 10,000,000 San Bernardino County, COP, (MBIA
              Insured), Residual Interest Bond,
              6.450% due 07/01/2016** .....................        10,096,400
            San Bernardino, Redevelopment Agency Tax
              Allocation, San Sevaine Redevelopment
              Project, Series A:
  1,000,000   6.900% due 09/01/2018 .......................         1,052,710
  2,000,000   7.100% due 09/01/2029 .......................         2,112,480
  1,600,000 San Diego County, COP, 5.700% due 02/01/2028 ..         1,533,536
  4,000,000 San Diego County, Residual Interest Bond, COP,
              Series B, (MBIA Insured), (Pre-refunded to
              04/27/2006), 8.120% due 04/08/2021 ..........         4,895,000
            San Diego, Redevelopment Agency:
  1,000,000   Centre City Redevelopment Project,
              Series A,6.400% due 09/01/2019 ..............         1,046,320
  1,155,000   Southcrest Redevelopment Project,
              6.500% due 10/01/2025# ......................         1,203,036
            San Diego, Unified School District,
              Series A, (FGIC Insured):
  1,545,000   Zero coupon due 07/01/2012 ..................           863,933
  2,465,000   GO,
              Zero coupon due 07/01/2018 ..................           931,499
  1,000,000 San Dimas, Housing Authority Revenue,
              (Charter Oak Mobile Home Project),
              Series A,
              (FNMA Collateral),
              5.700% due 07/01/2028 .......................           888,460
            San Francisco City and County, International
              Airport Commission Revenue, Second Series:
    770,000   Issue 24A, AMT, (FSA Insured),
              4.750% due 05/01/2006 .......................           779,848
  2,040,000   Issue 25, AMT, (FSA Insured),
              4.750% due 05/01/2006 .......................         2,066,092
            San Francisco City and County, MFMR,
              Series A, (FNMA Collateral):
  1,000,000   6.350% due 02/15/2012 .......................         1,011,520
  1,250,000   6.450% due 02/15/2024 .......................         1,266,238
            San Francisco City and County,
              Redevelopment Agency, Lease Revenue,
              Capital Appreciation,
              (George R. Moscone Project):
  2,000,000   Zero coupon due 07/01/2011 ..................         1,173,060
  3,000,000   Zero coupon due 07/01/2013 ..................         1,549,410
            San Francisco University School District, COP,
              Refunding Bonds, (MBIA Insured):
  1,375,000   4.375% due 03/01/2006# ......................         1,376,224
  1,370,000   4.375% due 09/01/2006# ......................         1,371,329
  1,400,000   4.400% due 03/01/2007# ......................         1,398,782
  1,000,000 San Jose, MFHR, Sixth & Martha Family
              Apartments, (FNMA Collateral), AMT,
              5.875% due 03/01/2033 .......................         1,019,480
  1,000,000 San Jose, Redevelopment Agency, Tax
              Allocation, Merged Area Redevelopment,
              (AMBAC Insured),
              4.750% due 08/01/2023 .......................           899,050
            San Juan, Unified School District, GO,
              (FSA Insured):
  1,825,000   Zero coupon due 08/01/2020 ..................           607,835
  1,000,000   Zero coupon due 08/01/2021 ..................           313,750
  1,820,000   Zero coupon due 08/01/2022 ..................           538,866
  2,000,000 San Marcos, Public Facilities Authority
              Revenue,
              5.800% due 09/01/2018 .......................         1,936,180
  3,000,000 Santa Clarita, Community Development
              Authority,
              7.500% due 11/15/2012 .......................         3,158,040
  4,765,000 Santa Rosa, Mortgage Revenue, (Channate
              Lodge), (FSA Insured),
              6.700% due 12/01/2024** .....................         4,978,853
  2,490,000 Simi Valley, Community Development Agency,
              Commonwealth Mortgage Revenue,
              Sycamore Plaza II,
              6.000% due 09/01/2012 .......................         2,610,914
            Southern California, Housing Finance
              Agency, SFMR, GNMA and FNMA
              Mortgage-Backed Securities Program,
              (GNMA Collateral):
    475,000   AMT, Series 1988A,
              8.125% due 02/01/2021 .......................           489,611
    795,000   Series A,
              7.350% due 09/01/2024 .......................           813,261
    125,000   Series B,
              6.900% due 10/01/2024 .......................           128,614
  1,305,000 Stockton, Community Facilities Supplemental
              Tax #90-1, (Mello Roos-Weston Ranch),
              Series A,
              6.000% due 09/01/2018 .......................         1,305,274
     45,000 Stockton, Community Facilities Supplemental
              Tax #90-2, SFMR, GNMA Mortgage-
              Backed Securities Program,
              (Brookside Estates), AMT,
              7.450% due 08/01/2010 .......................            45,209
  5,350,000 Vallejo, Parity Revenue, (Water Improvement),
              Series A, (FSA Insured),
              5.250% due 05/01/2029 .......................         5,222,563
  2,025,000 Vallejo, Public Financing Authority Revenue,
              (Fairgrounds Drive Assessment District),
              5.700% due 09/02/2011 .......................         2,080,364
  1,000,000 Walnut Valley, Unified School District, GO,
              Series A, (FSA Insured),
              5.500% due 08/01/2025 .......................         1,008,090
                                                                  -----------
                                                                  388,394,574
                                                                  -----------
    GUAM - 0.5%
  2,000,000 Guam Airport Authority Revenue, Series B,
              AMT,
              6.700% due 10/01/2023 .......................         2,073,940
                                                                  -----------

    PUERTO RICO - 0.4%
    973,372 Centro de Recaudaciones de Ingresos
              Municipales, COP,
              6.850% due 10/17/2003 .......................           994,553
   750,000 Puerto Rico, Electric Power Authority
              Revenue, Series U,
              6.000% due 07/01/2014 .......................           787,875
                                                                  -----------
                                                                    1,782,428
                                                                  -----------

    VIRGIN ISLANDS - 1.0%
  1,000,000 Virgin Islands, Public Finance Authority
              Revenue, Senior Liens, 1998 Series C,
              5.500% due 10/01/2005 .......................         1,014,330
            Virgin Islands, Public Finance Authority
              Revenue, Gross Receipts, Taxes Loan Note,
              Series A:
  1,000,000   5.625% due 10/01/2010 .......................         1,021,290
  2,000,000   6.375% due 10/01/2019 .......................         2,056,080
                                                                  -----------
                                                                    4,091,700
                                                                  -----------
            Total Municipal Bonds and Notes
              (Cost $382,965,637) .........................       396,342,642
                                                                  -----------

 SHORT-TERM MUNICIPAL BONDS - 3.4%
            California Pollution Control Financing
              Authority, PCR, (Pacific Gas & Electric
              Corporation):
    200,000   4.450% due 11/01/2026 .......................           200,000
    300,000   4.500% due 02/01/2016 .......................           300,000
  3,500,000   4.500% due 11/01/2026 .......................         3,500,000
  1,500,000 Irvine Ranch, Water District Revenue, District
              Nos. 140-105-250, GO,
              4.500% due 04/01/2033 .......................         1,500,000
  4,800,000 M-S-R Public Power Agency, California,
              Modesto, Santa Clara, Readjusting
              Sub-Lien, Series F,
              4.450% due 07/01/2022 .......................         4,800,000
    300,000 Orange County, Water District, COP, Project B,
              (MBIA Insured),
              4.450% due 08/15/2015+ ......................           300,000
  3,300,000 Orange County, Sanitation Districts 1-3, 5-7
              & 11, COP,
              4.500% due 08/01/2016+ ......................         3,300,000
                                                                  -----------
            Total Short-Term Municipal Bonds
              (Cost $13,900,000) ..........................        13,900,000
                                                                  -----------
TOTAL INVESTMENTS (Cost $396,865,637*) .............  100.3%      410,242,642
OTHER ASSETS AND LIABILITIES (Net) .................   (0.3)       (1,215,852)
                                                      -----      ------------
NET ASSETS .........................................  100.0%     $409,026,790
                                                      =====      ============

====================

 * Aggregate cost for federal tax purposes.
** Security pledged as collateral for when-issued securities.
 # Security purchased on when-issued basis (Note 2).
 + Variable rate demand notes are payable upon not more than one business day's notice. The interest rate shown reflects the rate in effect at October 31, 2000.
++ Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2000.

California Municipal Fund had the following industry concentrations greater than 10% at October 31, 2000 (as a percentage of net assets) (unaudited):

            Tax District      14.0%

California Municipal Fund had the following insurance concentrations greater than 10% at October 31,2000 (as a percentage of net assets) (unaudited):

            MBIA              17.8%
            AMBAC             14.1%

--------------------------------------------------------------------------------

                                GLOSSARY OF TERMS
            ACA  -- American Capital Access
          AMBAC  -- American Municipal Bond Assurance Corporation
            AMT  -- Alternative Minimum Tax
            COP  -- Certificates of Participation
           FGIC  -- Federal Guaranty Insurance Corporation
           FNMA  -- Federal National Mortgage Association
            FSA  -- Financial Security Assurance
           GNMA  -- Government National Mortgage Association
             GO  -- General Obligation Bonds
            IDR  -- Industrial Development Revenue
            LOC  --   Letter of Credit
           MBIA  -- Municipal Bond Investors Assurance
           MFHR  -- Multi-family Housing Revenue
           MFMR  -- Multi-family Mortgage Revenue
            PCR  -- Pollution Control Revenue
           SFHR  -- Single Family Housing Revenue
           SFMR  -- Single Family Mortgage Revenue
             VA  -- Veterans' Administration

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

OCTOBER 31, 2000

PRINCIPAL
  AMOUNT                                                          VALUE
  ------                                                          -----
MUNICIPAL BONDS AND NOTES - 98.3%

    CALIFORNIA - 97.5%
$ 1,000,000 Abag Financing Authority for Nonprofit
              Corporation, COP, (Episcopal Homes
              Foundation),
              6.250% due 08/15/2030 .......................       $ 1,029,290
            Alameda County:
  1,000,000   COP, (Santa Rita Jail Project), (MBIA Insured),
              5.375% due 06/01/2009 .......................         1,067,930
  1,000,000   Public Financing Authority Revenue,
              5.000% due 09/02/2008 .......................           991,310
    435,000 Calexico, Financing Authority Revenue,
              Water Systems & Transportation
              Improvement Projects, (AMBAC Insured),
              3.950% due 11/01/2007 .......................           425,600
    500,000 California Educational Facilities, Financing
              Authority Revenue, University of San Diego,
              (AMBAC Insured),
              Zero coupon due 10/01/2009 ..................           331,145
  1,000,000 California Health Facilities, Financing
              Authority Revenue, (Catholic Health
              Corporation), Series A, (AMBAC Insured),
              5.875% due 07/01/2009 .......................         1,075,010
            California Housing Finance Agency Revenue:
  1,670,000   Home Mortgage, Series B1, AMT,
              (AMBAC Insured),
              6.200% due 02/01/2007 .......................         1,705,922
              Home Mortgage, Series L, AMT,
              (MBIA Insured):
    330,000   5.000% due 08/01/2008 .......................           339,369
    500,000   5.100% due 02/01/2009 .......................           515,790
              Home Mortgage, Series N, AMT,
              (MBIA Insured):
  1,000,000   5.000% due 08/01/2008 .......................         1,034,990
  1,000,000   5.100% due 02/01/2009 .......................         1,031,580
    445,000   Series E, (MBIA Insured),
              6.050% due 08/01/2006 .......................           455,208
    450,000   SFMR, Series D1,
              4.750% due 08/01/2009 .......................           461,709
            California State, GO:
  1,000,000   (FGIC Insured),
              6.200% due 09/01/2005 .......................         1,088,190
  1,000,000   (FSA Insured),
              4.500% due 10/01/2008 .......................         1,005,920
  1,000,000 California State, GO, Veterans Bonds, Series
              BL, AMT,
              4.950% due 12/01/2007 .......................         1,023,040
  1,350,000 California Statewide Community
              Development Authority, MFHR, Series D,
              5.200% due 06/15/2009 .......................         1,348,056
  1,600,000 California Statewide Communities
              Development Authority, Children's Hospital
              of Los Angeles, COP, (MBIA Insured),
              6.000% due 06/01/2007 .......................         1,748,224
  1,000,000 Castaic Lake, Water Agency, COP, (Water
              Systems Improvement Project), Series A,
              (MBIA Insured), 5.600% due 08/01/2005 .......         1,061,200
            Central Valley, School Districts Financing
              Authority, Capital Appreciation, School
              District, GO, Series A, (MBIA Insured):
  1,385,000   Zero coupon due 02/01/2005 ..................         1,151,351
  1,940,000   Zero coupon due 08/01/2008 ..................         1,362,190
    850,000 Corona, Public Financing Authority, Superior
              Lien, Series A, (FSA Insured),
              4.375% due 09/01/2009 .......................           848,725
  1,455,000 Corona, Unified School District, Capital
              Appreciation, Series B, (FSA Insured),
              Zero coupon due 09/01/2014 ..................           697,629
            Foothill Eastern Transportation Corridor
              Agency, Toll Road Revenue:
  1,000,000   Capital Appreciation, Sr. Lien, Series A,
              Zero coupon due 01/01/2004 ..................           873,280
  1,000,000   (MBIA Insured),
              4.375% due 01/15/2007 .......................         1,002,640
    685,000 Golden West Schools, Financing Authority,
              Series A, (MBIA Insured),
              5.650% due 02/01/2012 .......................           746,999
            Hanford, Joint Union High School District,
              Capital Appreciation, Series B,
              (MBIA Insured):
    595,000   Zero coupon due 08/01/2007 ..................           439,312
    675,000   Zero coupon due 08/01/2008 ..................           473,958
    745,000   Zero coupon due 08/01/2012 ..................           416,768
    745,000   Zero coupon due 08/01/2013 ..................           391,281
    755,000   Zero coupon due 08/01/2014 ..................           371,981
  1,500,000 Huntington Beach, Huntington Village
              Apartments, MFHR, Series A, AMT,
              (FNMA Collateral),
              4.800% due 09/01/2007 .......................         1,500,150
  1,000,000 Inland Empire Solid Waste Financing
              Authority Revenue, (Landfill Improvement
              Financing Project), Series B, AMT,
              (FSA Insured),
              6.000% due 02/01/2006 .......................         1,073,470
    900,000 Larkspur, School District, Capital
              Appreciation, Series A, (FGIC Insured),
              Zero coupon due 08/01/2014 ..................           443,421
  1,250,000 Los Angeles County, Capital Asset Leasing
              Corporation, Leasehold Revenue,
              (AMBAC Insured),
              6.000% due 12/01/2006 .......................         1,362,988
  1,000,000 Los Angeles County, Metropolitan
              Transporation Authority, Sales Tax
              Revenue Bond, Proposition C 2nd, Senior
              Series A, (AMBAC Insured),
              5.600% due 07/01/2011 .......................         1,056,380
            Los Angeles County, Schools Regionalized
              Business Services, Capital Appreciation,
              COP, (AMBAC Insured):
              Series A:
  1,670,000   Zero coupon due 08/01/2008 ..................         1,170,820
  1,980,000   Zero coupon due 08/01/2012 ..................         1,105,117
    600,000   Series C,
              4.400% due 11/01/2006 .......................           600,516
    855,000 Los Angeles, Community Redevelopment
              Agency, MFHR, (AMBAC Insured),
              6.000% due 07/01/2004 .......................           875,494
  1,000,000 Los Angeles County, Unified School District,
              COP, Series B, 5.250% due 10/01/2005 ........         1,048,660
    414,000 Modesto, Mortgage Revenue Bonds, (GNMA Collateral),
              5.875% due 12/01/2004 .......................           422,735
    205,000 Oakland, Improvement Board Act of 1915,
              Medical Hill Parking, Assessment District #3,
              (MBIA Insured), 6.000% due 09/02/2004 .......           212,294
            Paramount, Redevelopment Agency Tax
              Allocation, (Redevelopment Project Area #1),
              (MBIA Insured):
  1,610,000   6.100% due 08/01/2006 .......................         1,711,623
  1,700,000   6.100% due 08/01/2007 .......................         1,807,304
  1,020,000 Redondo Beach, Public Financing Authority
              Revenue, (South Bay Center
              Redevelopment Project),
              6.750% due 07/01/2006 .......................         1,075,121
  1,300,000 Sacramento, Municipal Utility District,
              Electric Revenue, (AMBAC Insured),
              5.500% due 05/15/2007 .......................         1,359,657
    940,000 San Bernardino, Unified City School District,
              Capital Appreciation, Series B, (FGIC
              Insured),
              Zero coupon due 08/01/2008 ..................           660,030
            San Diego, Unified School District, Capital
              Appreciation, Series A, (FGIC Insured):
  2,000,000   Zero coupon due 07/01/2008 ..................         1,405,440
  1,500,000   Zero coupon due 07/01/2011 ..................           891,765
  1,000,000   Zero coupon due 07/01/2012 ..................           559,180
            San Francisco City & County, Airport
              Community International Airport Revenue:
  2,485,000   Second Series - Issue 18A, AMT, (MBIA Insured),
              6.000% due 05/01/2006 .......................         2,664,218
              Second Series - Issue 22, AMT, (AMBAC Insured):
  1,705,000   6.000% due 05/01/2006 .......................         1,827,965
  1,000,000   6.000% due 05/01/2008 .......................         1,086,970
    690,000   Second Series - Issue 23A, AMT,
              (FGIC Insured),
              5.500% due 05/01/2005 .......................           720,539
  1,000,000 San Joaquin Hills, California, Transportation
              Corridor Agency, Toll Road Revenue, Jr.
              Lien Revenue Board,
              Zero coupon due 01/01/2009 ..................           686,740
  1,050,000 Santa Ana, COP, (Santa Ana Recycling Project),
              Series A, AMT, (AMBAC Insured),
              5.400% due 05/01/2007          1,099,434
    650,000 Santa Clara, Redevelopment Agency, Tax
              Allocation, (Bay Shore North Project),
              (AMBAC Insured),
              7.000% due 07/01/2010 .......................           765,908
  1,350,000 Solano County, COP, (Solano Park Hospital
              Project), (FSA Insured),
              6.500% due 08/01/2006 .......................         1,472,810
    995,000 Southern California, Home Financing
              Authority, MFHR, (The Fountains Project),
              Series A, AMT, (AMBAC Insured),
              (FNMA Collateral),
              5.400% due 01/01/2027 .......................           999,577
    990,000 Stanton, MFHR, (Continental Gardens
              Apartments), AMT, (AMBAC Insured),
              (FNMA Collateral),
              5.625% due 08/01/2029 .......................         1,003,217
  1,305,000 Stockton, Community Facilities Supplemental
              Tax, (Mello Roos-Weston Ranch), Series A,
              5.500% due 09/01/2009 .......................         1,323,544
  1,000,000 Tracy, California Area Public Facilities
              Financing Agency, Special Tax Bonds,
              Community Facilities District No 1987-
              1-H, (MBIA Insured),
              5.875% due 10/01/2013 .......................         1,073,350
  1,070,000 University of California, Series A,
              (CONNIE LEE Insured),
              5.500% due 09/01/2006 .......................         1,101,298
  1,000,000 Valley Health Systems, California Hospital
              Revenue, (Hospital Revenue Refunding &
              Improvement Project), Series A,
              (ACA Insured),
              6.125% due 05/15/2005 .......................         1,034,380
                                                               --------------
                                                                  63,717,712
                                                               --------------

    PUERTO RICO - 0.8%
    486,686 Centro de Recaudaciones de Ingresos
              Municipales, COP,
              6.850% due 10/17/2003 .......................           497,276
                                                               --------------
            Total Municipal Bonds and Notes
              (Cost $62,331,930) ..........................        64,214,988
                                                               --------------

 SHORT-TERM MUNICIPAL BONDS - 1.8%
  1,000,000 California Statewide Communities
              Development Authority, (John Muir/Mt.
              Diablo Health Center), (AMBAC Insured),
              4.450% due 08/15/2027 .......................         1,000,000
    200,000 M-S-R, Public Power Agency, San Juan
              Project Revenue, (MBIA Insured),
              4.450% due 07/01/2022 .......................           200,000
                                                               --------------
            Total Short-Term Municipal Bonds
              (Cost $1,200,000) ...........................         1,200,000
                                                               --------------
TOTAL INVESTMENTS (Cost $63,531,930*) ..............   100.1%      65,414,988
OTHER ASSETS AND LIABILITIES (Net) .................    (0.1)         (72,744)
                                                       -----   --------------
NET ASSETS .........................................   100.0%  $   65,342,244
                                                       =====   ==============

=====================

* Aggregate cost for federal tax purposes.
+ Variable rate demand notes are payable upon not more than one business day's notice. The interest rate shown reflects the rate in effect at October 31, 2000.

California Insured Intermediate Municipal Fund had the following industry concentrations greater than 10% at October 31, 2000 (as a percentage of net assets) (unaudited):

            Public Education 21.4%

California Insured Intermediate Municipal Fund had the following insurance concentrations greater than 10% at October 31, 2000 (as a percentage of net assets) (unaudited):

            MBIA             31.2%
            AMBAC            31.1%

--------------------------------------------------------------------------------

                                GLOSSARY OF TERMS
             ACA  --  American Capital Access
           AMBAC  -- American Municipal Bond Assurance Corporation
             AMT  -- Alternative Minimum Tax
      CONNIE LEE  -- College Construction Loan Association
             COP  -- Certificates of Participation
            FGIC  -- Federal Guaranty Insurance Corporation
            FNMA  -- Federal National Mortgage Association
             FSA  -- Financial Security Assurance
            GNMA  -- Government National Mortgage Association
              GO  -- General Obligation Bonds
            MBIA  -- Municipal Bond Investors Assurance
            MFHR  -- Multi-family Housing Revenue

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
FLORIDA INSURED MUNICIPAL FUND

OCTOBER 31, 2000

PRINCIPAL
  AMOUNT                                                          VALUE
  ------                                                          -----
MUNICIPAL BONDS AND NOTES - 95.8%

    FLORIDA - 95.8%
$   250,000 Bay County,Water Systems Revenue,
              (AMBAC Insured),
              5.700% due 09/01/2030 .......................         $ 253,712
    500,000 Brevard County, School Board Authority,
              COP, Series B, (AMBAC Insured),
              5.500% due 07/01/2021 .......................           499,040
    450,000 Collier County, Industrial Development
              Authority, IDR, (Southern States Utilities
              Project), AMT,
              6.500% due 10/01/2025 .......................           433,291
    600,000 Dade County, Aviation Revenue, Series B,
              AMT, (MBIA Insured),
              6.600% due 10/01/2022 .......................           627,714
    250,000 Dade County, Water & Sewer Systems
              Revenue, (FGIC Insured),
              5.250% due 10/01/2026 .......................           239,910
    500,000 Escambia County, Health Facilities Authority
              Revenue, Florida Health Care Facilities
              Loan, (VHA Program), (AMBAC Insured),
              5.950% due 07/01/2020 .......................           520,720
    200,000 Escambia County, Health Facilities Revenue,
              Baptist Hospital, Series B,
              6.000% due 10/01/2014 .......................           187,270
    300,000 Escambia County, PCR, (Champion
              International Corporation Project), AMT,
              6.900% due 08/01/2022 .......................           309,696
    650,000 Escambia County, Utilities Authority, Utility
              Systems Revenue,
              5.250% due 01/01/2029 .......................           622,512
            Florida Housing Finance Agency, AMT:
    590,000   SFMR, Series A, (AMBAC Insured),
              (GNMA Collateral),
              6.650% due 01/01/2024 .......................           612,538
    900,000   Spinnaker Cove Apartments, Series G,
              (AMBAC Insured),
              6.500% due 07/01/2036 .......................           933,498
    800,000 Florida State Board of Education, Lottery
              Revenue Bonds, Series A, (FGIC Insured),
              5.250% due 07/01/2017 .......................           795,984
  1,000,000 Florida State Board of Regional University
              System Improvement Revenue,
              (AMBAC Insured),
              4.500% due 07/01/2023 .......................           847,730
  1,000,000 Florida State Turnpike Authority, Turnpike
              Revenue, Department of Transportation,
              Series A, (FGIC Insured),
              5.000% due 07/01/2016 .......................           986,580
    500,000 Gulf Breeze, Capital Funding Revenue,
              Series B, (MBIA Insured),
              4.500% due 10/01/2027 .......................           415,330
    800,000 Hillsborough County, Capital Improvement
              Revenue, Criminal Justice Facilities,
              (FGIC Insured),
              5.250% due 08/01/2016 .......................           792,744
    600,000 Jacksonville, Water & Sewer Revenue,
              (United Water Project), AMT,
              (AMBAC Insured),
              6.350% due 08/01/2025 .......................           633,522
    870,000 Manatee County, Housing Finance Authority,
              SFMR, Sub. Series 4, AMT, (AMBAC
              Insured), (GNMA/FNMA Collateral),
              6.875% due 11/01/2026 .......................           933,580
    500,000 Orange County, Housing Finance Authority,
              MFHR, (Hands Inc. Project), Series A,
              8.000% due 10/01/2025 .......................           530,585
    600,000 Orlando & Orange County, Expressway
              Authority, Expressway Revenue, Jr. Lien,
              (FSA Insured),
              5.950% due 07/01/2023 .......................           608,562
    900,000 Pasco County, Solid Waste Disposal &
              Resource Recovery System, AMT,
              (AMBAC Insured),
              6.000% due 04/01/2011 .......................           969,687
    500,000 Tampa Bay, Water Utility Systems Revenue,
              Series B, (FGIC Insured),
              4.750% due 10/01/2027 .......................           436,550
                                                               --------------
            Total Municipal Bonds and Notes
              (Cost $12,714,899) ..........................        13,190,755
                                                               --------------

 SHORT-TERM MUNICIPAL BOND - 2.9%
  (Cost $400,000)
    400,000 Pinnellas County, Health Facilities Authority
              Revenue, (Pooled Hospital Loan Program),
              4.650% due 12/01/2015 .......................           400,000
                                                               --------------
TOTAL INVESTMENTS (Cost $13,114,899*) ..............   98.7%       13,590,755
OTHER ASSETS AND LIABILITIES (Net) .................    1.3           176,072
                                                      -----    --------------
NET ASSETS .........................................  100.0%   $   13,766,827
                                                      =====    ==============

==================

* Aggregate cost for federal tax purposes.
+ Variable rate demand notes are payable upon not more than one business day's notice. The interest rate shown reflects the rate in effect at October 31, 2000.

Florida Insured Municipal Fund had the following industry concentrations greater than 10% at October 31, 2000 (as a percentage of net assets) (unaudited):

                     Water & Sewage          21.6%
                     Transportation          14.6%
                     Single Family Housing   11.2%
                     Multi-Family Housing    10.6%

Florida Insured Municipal Fund had the following insurance concentrations greater than 10% at October 31, 2000 (as a percentage of net assets) (unaudited):

                     AMBAC                   45.9%
                     FGIC                    28.5%

--------------------------------------------------------------------------------

                                        GLOSSARY OF TERMS
             AMBAC  --  American Municipal Bond Assurance Corporation
               AMT  -- Alternative Minimum Tax
        CONNIE LEE  -- College Construction Loan Association
               COP  -- Certificates of Participation
              FGIC  -- Federal Guaranty Insurance Corporation
              FNMA  -- Federal National Mortgage Association
               FSA  -- Financial Security Assurance
              GNMA  -- Government National Mortgage Association
               IDR  -- Industrial Development Revenue
              MBIA  -- Municipal Bond Investors Assurance
              MFHR  -- Multi-family Housing Revenue
               PCR  -- Pollution Control Revenue
              SFMR  -- Single Family Mortgage Revenue

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

WM GROUP OF FUNDS


1. ORGANIZATION AND BUSINESS

WM Trust I ("Trust I") and WM Trust II ("Trust II") (collectively, the "Trusts") were organized as Massachusetts business trusts on September 19, 1997 and February 22, 1989, respectively. The Trusts are each registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. Trust I and Trust II (with the exception of the Money Market Funds) consist of 15 funds (each a "Fund", collectively, the "Funds"). The financial statements for the Money Market Funds are presented in a separate report.

         TRUST I                            TRUST II

         EQUITY FUNDS                       EQUITY FUNDS
         Equity Income Fund                 Growth Fund
           (formerly, Bond & Stock Fund)    Small Cap Stock Fund
         Growth & Income Fund                 (formerly, Emerging Growth Fund)
         Growth Fund of the Northwest       International Growth Fund
           (formerly, Northwest Fund)
         Mid Cap Stock Fund

         FIXED INCOME FUNDS                 FIXED INCOME FUNDS
         U.S. Government Securities Fund    Short Term Income Fund
         Income Fund                          (formerly, Short Term High Quality Bond Fund)
         High Yield Fund
                                            MUNICIPAL FUNDS
         MUNICIPAL FUND                     California Municipal Fund
         Tax-Exempt Bond Fund               California Insured Intermediate Municipal Fund
                                            Florida Insured Municipal Fund
         MONEY MARKET FUNDS
         Money Market Fund                  MONEY MARKET FUND
         Tax-Exempt Money Market Fund       California Money Fund

WM Advisors, Inc. (the "Advisor" or "WM Advisors"), serves as investment manager to the Funds. The Advisor is a wholly-owned subsidiary of Washington Mutual, Inc., a publicly owned financial services company.

Each of the Fixed Income Funds and the Equity Funds, with the exception of the Equity Income Fund, offers three classes of shares: Class A shares, Class B shares and Class I shares. Each of the Municipal Funds, as well as the Equity Income Fund, currently offer Class A and Class B shares. Effective July 11, 1999, seed money was withdrawn from the Municipal Funds' Class I shares, although they are still authorized and could be issued. Effective as of the close of business on July 16, 1999, all Class S shares were converted into their respective Funds' Class B shares with the exception of the Municipal Funds', which shares were terminated. Class A shares of the Funds are subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within two years of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years of purchase. Class I shares are sold exclusively to the various investment portfolios of the WM Strategic Asset Management Portfolios, LLC, an open-end management investment company, and are not available for direct purchase by investors. Class I shares are not subject to an initial sales charge or CDSC.

2.    SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and U.S. Government Securities) are valued at the over-the-counter bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. Eastern time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trusts. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees, which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed periodically by the officers of the Trusts under the general supervision and responsibility of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom each Fund enters into repurchase agreements.

FUTURES CONTRACTS:

Each Fund may engage in futures transactions. The Funds may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The underlying value of a futures contract is incorporated within the unrealized appreciation/ (depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at October 31, 2000. Buying futures contracts tends to increase the Fund's exposure to the underlying instrument. Selling futures contracts tends to either decrease the Fund's exposure to the underlying instrument, or to hedge other Fund investments.

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statements of Assets and Liabilities. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. It is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the portion that arises from changes in market prices of investments during the period. Accordingly, all such changes have been reflected as realized and unrealized net gain/(loss) from security transactions in the Statements of Operations.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

The Equity Funds and Fixed Income Funds (with the exception of the Equity Income Fund, Growth & Income Fund, Growth Fund of the Northwest and the U.S. Government Securities Fund) may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies the Funds have committed to buy or sell are shown in the Portfolio of Investments under the caption "Schedule of Forward Foreign Currency Contracts." These amounts represent the aggregate exposure to each foreign currency the Funds have acquired or hedged through forward foreign currency contracts at October 31, 2000. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell.

Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge the Funds' investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract.

Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation/ (depreciation) of forward foreign currency contracts reflected in the Funds' Statements of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's Advisor and/or Sub-advisor will enter into forward foreign currency contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

ILLIQUID INVESTMENTS:

Up to 15% of the net assets of each Fund may be invested in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) futures contracts and options to the extent a liquid secondary market does not exist for the instruments; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined below.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within the 15% limitation, as applicable, on investment in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Premiums on bonds can be amortized on the basis of any of the following methods: yield-to-maturity, straight-line, or yield-to-call. Discounts can be accreted using yield-to-maturity or straight-line methods. Premiums and discount on mortgage-backed securities are amortized or accreted using only the straight-line method. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fixed Income Funds and the Municipal Funds are declared daily and paid monthly. Dividends from the net investment income of the Equity Income and the Growth & Income Funds are declared and paid quarterly. Dividends from the net investment income of the Growth Fund are declared and paid semiannually. Dividends from the net investment income of the Growth Fund of the Northwest, International Growth, Mid Cap Stock and Small Cap Stock Funds are declared and paid annually. Distributions of any net long-term capital gains earned by a Fund are made annually. Distributions of any net short-term capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, organizational costs, dividends payable, redesignated distributions and differing characterization of distributions made by each Fund as a whole. Net investment income per share calculations in the financial highlights for the year ended October 31, 2000 excludes these adjustments:

                                                 INCREASE/        INCREASE/
                                                 (DECREASE)      (DECREASE)
                                  INCREASE/    UNDISTRIBUTED     ACCUMULATED
                                  (DECREASE)   NET INVESTMENT   NET REALIZED
                               PAID-IN CAPITAL INCOME/(LOSS)     GAIN/(LOSS)
                               --------------- --------------   ------------
  Equity Income Fund            $ 4,772,860        $ 11,706      $(4,784,566)
  Growth & Income Fund            5,161,098            --         (5,161,098)
  Growth Fund of the Northwest    5,213,518            --         (5,213,518)

                                                 INCREASE/        INCREASE/
                                                 (DECREASE)      (DECREASE)
                                  INCREASE/    UNDISTRIBUTED     ACCUMULATED
                                  (DECREASE)   NET INVESTMENT   NET REALIZED
                               PAID-IN CAPITAL INCOME/(LOSS)     GAIN/(LOSS)
                               --------------- --------------   ------------
  Growth Fund                   $23,030,993     $16,436,922     $(39,467,915)
  Small Cap Stock Fund            5,332,724       2,720,247       (8,052,971)
  International Growth Fund       2,306,564         215,446       (2,522,010)
  Short Term Income Fund             --              (6,265)           6,265
  U.S. Government Securities Fund    --             (45,259)          45,259
  Income Fund                       (57,408)        221,463         (164,055)
  High Yield Fund                    --             (20,361)          20,361
  California Municipal Fund          (2,312)         46,430          (44,118)
  California Insured Intermediate
    Municipal Fund                   --               2,854           (2,854)
  Florida Insured Municipal Fund     --              24,091          (24,091)

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal income tax provision is required.

EXPENSES:

General expenses of the Trusts are allocated to all the Funds based upon relative net assets of each Fund except printing and postage expenses, which are allocated to all the Funds based upon the relative number of shareholder accounts of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

OTHER:

The Fixed Income, Municipal, Equity Income and Growth & Income Funds may purchase floating rate, inverse floating rate and variable rate obligations, including municipal securities and participation interests therein. Floating rate obligations have an interest rate that changes whenever there is a change in the external interest rate, while variable rate obligations provide for a specified periodic adjustment in the interest rate. The interest rate on an inverse floating rate obligation (an "inverse floater") can be expected to move in the opposite direction from the market rate of interest to which the inverse floater is indexed. The Fixed Income Funds may also purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Although variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Fund will be of comparable quality at the time of purchase to rated instruments that may be purchased by such Fund, as determined by the Advisor or Sub-Advisor. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a particular variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result, of the default.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

RECLASSIFICATIONS:

Certain reclassifications have been made to the prior year financial statements in order to conform to the current year presentation.

3.    INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trusts. The Advisor is entitled to a monthly fee based upon a percentage of the average daily net assets of each Fund at the following rates:

                                                            FEES ON AVERAGE
    NAME OF FUND                                            DAILY NET ASSETS
    ------------                                            ----------------

    Growth Fund ...........................................       .850%
    Mid Cap Stock Fund ....................................       .750%
    Small Cap Stock Fund ..................................       .850%
    U.S. Government Securities Fund .......................       .500%
    Income Fund ...........................................       .500%
    California Municipal Fund .............................       .500%
    California Insured Intermediate Municipal Fund ........       .500%
    Florida Insured Municipal Fund ........................       .500%

                                                                     FEES ON
                                                                   NET ASSETS              FEES ON
                                                                    EQUAL TO             NET ASSETS
                                                                  OR LESS THAN            EXCEEDING
    NAME OF FUND                                                  $250 MILLION          $250 MILLION
    ------------                                                  ------------          ------------
    Equity Income Fund ....................................           .625%                 .500%
    Growth & Income Fund ..................................           .625%                 .500%
    High Yield Fund .......................................           .625%                 .500%
    Tax-Exempt Bond Fund ..................................           .500%                 .400%

                                                                    FEES ON
                                                                   NET ASSETS
                                             FEES ON                EXCEEDING
                                            NET ASSETS            $200 MILLION
                                             EQUAL TO             AND EQUAL TO        FEES ON NET ASSETS
                                           OR LESS THAN           OR LESS THAN           EXCEEDING
    NAME OF FUND                           $200 MILLION           $500 MILLION          $500 MILLION
    ------------                           ------------           ------------          ------------
    Short Term Income Fund ..............      .500%                   .450%                .400%

                                                               FEES ON NET ASSETS
                                             FEES ON                EXCEEDING
                                            NET ASSETS            $500 MILLION             FEES ON
                                             EQUAL TO             AND EQUAL TO            NET ASSETS
                                           OR LESS THAN           OR LESS THAN            EXCEEDING
    NAME OF FUND                           $500 MILLION            $1 BILLION            $1 BILLION
    ------------                           ------------            ----------            ----------
    Growth Fund of the Northwest ........      .625%                   .500%                .375%

                                                               FEES ON NET ASSETS
                                             FEES ON               EXCEEDING
                                            NET ASSETS            $50 MILLION              FEES ON
                                             EQUAL TO             AND EQUAL TO           NET ASSETS
                                           OR LESS THAN           OR LESS THAN           EXCEEDING
    NAME OF FUND                           $50 MILLION            $125 MILLION          $125 MILLION
    ------------                           -----------            ------------          ------------
    International Growth Fund ...........     1.100%                  1.000%                .800%

The Advisor has agreed to waive a portion of its management fees and/or reimburse expenses. Fees waived by the Advisor for the year ended October 31, 2000 were as follows:

     NAME OF FUND                                              FEES WAIVED
     ------------                                              -----------
     Growth Fund ...........................................     $712,482
     Short Term Income Fund ................................      399,616
     U.S. Government Securities Fund .......................      158,232
     Tax-Exempt Bond Fund ..................................       38,920

WM Shareholder Services, Inc. (the "Transfer Agent"), an indirect wholly owned subsidiary of Washington Mutual, serves as the transfer and shareholder servicing agent of the Funds. Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized monthly shareholder servicing fee is $1.35 for both Class A and Class B shareholder accounts. Class I shares are not subject to shareholder servicing fees.

Custodian fees for certain Funds have been reduced by credits allowed by the Funds' custodian for uninvested cash balances. These Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended October 31, 2000 are shown separately in the Statements of Operations.

4.    TRUSTEES' FEES

No director, officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. The Trusts, together with other mutual funds advised by WM Advisors, Inc., pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, $18,000 per annum plus $3,000 per board meeting attended or $1,000 per board meeting attended by telephone. The Lead Trustee receives an additional $6,000 per annum. Trustees are also reimbursed for travel and out-of-pocket expenses. The Chairman of each committee receives an additional $500 per committee meeting attended.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Trusts' eligible Trustees may participate in a deferred compensation plan (the "Plan") which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these Plans are funded and any payments to plan participants are paid solely out of the Trusts' assets.

5.    DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and an indirect wholly owned subsidiary of Washington Mutual, serves as distributor for Class A and Class B shares. For the year ended, October 31, 2000, the Distributor received $6,225,144 representing commissions (front-end sales charges) on Class A shares and $21,985,784 representing CDSC fees from Class B shares. For the year ended October 31, 2000, WM Financial Services, Inc. ("WMFS"), also a registered broker-dealer, for the Funds, received $160,716 representing commissions on Class A shares and $231,120 representing CDSC fees from Class B shares.

Each of the Funds, has adopted two distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A and Class B shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of both classes. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B shares at an annual rate of 0.75% of the average daily net assets of such shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans. The service fee is paid by the Fund to the Distributor, which in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check for the shareholders. Under their terms, both Rule 12b-1 plans shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6.    PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended October 31, 2000 were as follows:

      NAME OF FUND                                      PURCHASES             SALES
      ------------                                      ---------             -----
      Equity Income Fund .......................... $   223,268,970       $199,769,363
      Growth & Income Fund ........................     569,591,305        524,270,476
      Growth Fund of the Northwest ................     354,750,072        247,106,041
      Growth Fund .................................   1,027,187,827        987,062,429
      Mid Cap Stock Fund ..........................     155,522,952         11,979,782
      Small Cap Stock Fund ........................     288,851,984        131,151,345
      International Growth Fund ...................      74,811,441        106,564,337
      Short Term Income Fund ......................      13,736,280         48,015,310
      U.S. Government Securities Fund .............         --               2,896,791
      Income Fund .................................     134,540,306         62,628,469
      High Yield Fund .............................     186,270,099         53,814,453
      Tax-Exempt Bond Fund ........................      67,982,510        120,956,669
      California Municipal Fund ...................     156,716,941        186,447,412
      California Insured Intermediate Municipal Fund     27,743,311         30,796,576
      Florida Insured Municipal Fund ..............       5,853,206         13,573,675

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended October 31, 2000, were as follows:

      NAME OF FUND                                      PURCHASES             SALES
      ------------                                      ---------             -----
      Equity Income Fund .......................... $     5,701,517       $ 38,166,692
      Short Term Income Fund ......................       5,300,250         23,267,500
      U.S. Government Securities Fund .............      58,283,882         70,296,634
      Income Fund .................................     143,376,032         54,233,111
      High Yield Fund .............................       1,020,625          3,093,795

At October 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                       TAX BASIS           TAX BASIS
                                                       UNREALIZED          UNREALIZED
      NAME OF FUND                                    APPRECIATION        DEPRECIATION
      ------------                                    ------------        ------------
      Equity Income Fund ...........................$  52,172,923         $ 9,115,834
      Growth & Income Fund .........................  495,576,486          59,959,114
      Growth Fund of the Northwest .................  245,816,658          62,435,266
      Growth Fund ..................................  287,176,677          61,791,660
      Mid Cap Stock Fund ...........................   45,876,214          16,024,540
      Small Cap Stock Fund .........................   98,181,750          72,383,150

                                                       TAX BASIS            TAX BASIS
                                                       UNREALIZED          UNREALIZED
      NAME OF FUND                                    APPRECIATION        DEPRECIATION
      ------------                                    ------------        ------------
      International Growth Fund ....................  $29,832,953         $15,769,290
      Short Term Income Fund .......................      218,526           1,588,239
      U.S. Government Securities Fund ..............    3,317,411           8,545,908
      Income Fund ..................................    9,141,528          14,104,732
      High Yield Fund ..............................    3,874,187          16,728,521
      Tax-Exempt Bond Fund .........................   14,239,743           1,782,290
      California Municipal Fund ....................   17,543,988           4,166,983
      California Insured Intermediate Municipal Fund    1,994,367             111,309
      Florida Insured Municipal Fund ...............      570,240              94,384

7.    LENDING OF SECURITIES

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security loan is collateralized with collateral assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At October 31, 2000, the following Funds had outstanding loans of securities to certain brokers, dealers or other financial institutions for which each Fund has segregated cash and/or securities equivalent to 100% of the market value of securities loaned with the Funds' custodian:

                                                     MARKET VALUE
                                                       OF LOANED          MARKET VALUE
      NAME OF FUND                                   SECURITIES OF         COLLATERAL
      ------------                                   -------------         ----------
      Equity Income Fund .........................     $ 310,651            $ 322,000
      Growth & Income Fund .......................     8,038,875            8,221,200
      Growth Fund of the Northwest Fund ..........     5,460,353            5,942,819
      Growth Fund ................................    24,805,895           25,408,744
      Mid Cap Stock Fund .........................     2,949,312            2,903,229
      Small Cap Stock Fund .......................     2,589,329            3,011,741
      International Growth Fund ..................    10,095,589           11,333,480
      Short Term Income Fund .....................       141,796              145,425
      U.S. Government Securities Fund ............    16,598,253           17,131,734
      Income Fund ................................    57,357,448           59,582,802
      High Yield Fund ............................    26,317,066           27,039,665

8.    SHARES OF BENEFICIAL INTEREST

The Trusts may issue an unlimited number of shares of beneficial interest, each without par value.

9.    CAPITAL LOSS CARRYFORWARDS

At October 31, 2000, the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                       EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING
NAME OF FUND                           IN 2002      IN 2003      IN 2004      IN 2005      IN 2006      IN 2007      IN 2008
------------                           -------      -------      -------      -------      -------      -------      -------
Short Term Income Fund              $     --     $   206,653    $  672,111    $828,245     $20,454      $312,683    $1,103,217
U.S. Government Securities
 Fund                                31,268,228   33,964,115     3,198,017     503,754        --         254,447     1,966,547
Income Fund                          16,998,233   11,486,626       676,425       --           --           --            --
High Yield Fund                           --          --            --           --           --         216,842       925,459
Tax-Exempt Bond Fund                      --         204,526        --           --           --       1,759,162         --
California Municipal Fund                 --          --            --           --           --       4,276,902     4,309,648
Florida Insured Municipal Fund          575,474    1,462,695        --           --           --         192,179         --

10.   GEOGRAPHIC AND INDUSTRY CONCENTRATION AND RISK FACTORS

There are certain risks arising from the California Municipal and California Insured Intermediate Municipal Funds' investments in California municipal securities. The California Municipal and California Insured Intermediate Municipal Funds' are more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

The Florida Insured Municipal Fund primarily invests in debt obligations issued by the State of Florida and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Florida Insured Municipal Fund is more susceptible to factors adversely affecting issuers of Florida municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions may affect the ability of Florida municipal securities issuers to meet their financial obligations.

The Equity Funds, Short Term Income Fund, Income Fund and High Yield Fund, invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

The Growth Fund of the Northwest concentrates its investments in companies located or doing business in the Northwest region of the United States. The Growth Fund of the Northwest is not intended as a complete investment program and could be adversely impacted by economic trends within the region.

Certain Funds may invest a portion of their assets in foreign securities; developing or emerging markets countries enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; engage in other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; engage in repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and engage in various other investment practices each with inherent risks.

11.   CONTRIBUTION/REDEMPTION IN-KIND

Effective as of the close of business on July 16, 1999, the Griffin Portfolio Builder Accounts (asset allocation accounts that were invested in Class A shares of certain Funds in the WM Group of Funds) redeemed in kind their investments in Class A shares of the certain Funds and contributed these assets to the WM Strategic Asset Management Portfolios (the "Portfolios"). The Portfolios used these contributed assets to acquire shares in Class I of certain Funds in the WM Group of Funds.

12.   SUBSEQUENT EVENT

On November 20, 2000 the Tax-Exempt Bond Fund acquired the assets and liabilities of the Florida Insured Municipal Fund pursuant to an Agreement and Plan of reorganization approved by the Florida Insured Municipal Fund shareholders at a shareholder meeting held November 7, 2000. As of October 31, 2000, the net assets of the Florida Insured Municipal Fund were $13.7 million. The business combination was treated as a non-taxable event.


13.   SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

1. A special meeting of shareholders of the Florida Insured Municipal Fund was convened on November 7, 2000, at which shareholders approved the proposed reorganization plan as described in the Prospectus/Proxy Statement.

               AFFIRMATIVE      AGAINST       ABSTAINED         TOTAL
               -----------      -------       ---------         -----
               822,584.366     71,233.115     22,857.316      916,944.797

                    52.137%         4.514%         1.448%          58.099%

                    89.739%         7.768%         2.493%         100.000%

INDEPENDENT auditors' REPORT


To the Trustees and Shareholders of
WM Trust I and WM Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM High Yield Fund, WM Income Fund, WM U.S. Government Securities Fund, WM Tax-Exempt Bond Fund, WM Equity Income Fund (formerly known as WM Bond & Stock Fund), WM Growth & Income Fund, WM Growth Fund of the Northwest (formerly known as WM Northwest Fund) and WM Mid Cap Stock Fund (all funds of WM Trust I) and WM Short Term Income Fund, (formerly known as WM Short Term High Quality Bond Fund), WM California Insured Intermediate Municipal Fund, WM California Municipal Fund, WM Florida Insured Municipal Fund, WM Growth Fund, WM International Growth Fund, and WM Small Cap Stock Fund (formerly known as WM Emerging Growth Fund) (all funds of WM Trust II) (collectively the "Funds") as of October 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2000 and 1999 and financial highlights for each of the two years ended October 31, 2000 and 1999 and the period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of WM Short Term Income Fund, WM California Insured Intermediate Municipal Fund, WM California Municipal Fund, WM Florida Insured Municipal Fund, WM Growth Fund, WM International Growth Fund, and WM Small Cap Stock Fund, for the period ended June 30, 1998 and prior were audited by other auditors whose report, dated August 14, 1998, expressed an unqualified opinion on those financial highlights. The financial highlights of WM Income Fund, WM U.S. Government Securities Fund and WM Tax-Exempt Bond Fund for the year ended December 31, 1997 and prior were audited by other auditors whose report, dated January 20, 1998, expressed an unqualified opinion on those financial highlights. The financial highlights of WM Equity Income Fund, WM Growth & Income Fund, and WM Growth Fund of the Northwest for the year ended October 31, 1997 and prior were audited by other auditors whose report, dated November 24, 1997, expressed an unqualified opinion of those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the aforementioned Funds at October 31, 2000, the results of their operations, changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
San Francisco, California
December 8, 2000

TAX information (unaudited)

WM GROUP OF FUNDS

YEAR ENDED OCTOBER 31, 2000

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

In accordance with the Internal Revenue Code, the following Funds are designating, for purposes of their dividends paid deduction, the corresponding listed amounts as long-term capital gain dividends. These amounts are provided for federal tax compliance purposes. This information is not intended to be used when arriving at your year-end taxable income:

      NAME OF FUND
      ------------
      Equity Income Fund                                     $22,799,524
      Growth & Income Fund                                    76,091,369
      Growth Fund of the Northwest                            84,691,603
      Growth Fund                                             72,670,747
      Small Cap Stock Fund                                    24,610,986
      International Growth Fund                                2,829,922
      California Insured Intermediate Municipal Fund             430,296

Of the distributions made from investment income the following percentages are tax exempt for regular Federal income tax purposes:

      NAME OF FUND
      ------------
      Tax-Exempt Bond Fund                                           100%
      California Municipal Fund                                      100%
      California Insured Intermediate Municipal Fund                 100%
      Florida Insured Municipal Fund                                 100%

Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

      NAME OF FUND
      ------------
      Equity Income Fund                                           36.70%
      Growth & Income Fund                                         54.95%
      Growth Fund of the Northwest                                 66.48%
      Growth Fund                                                   2.53%
      Income Fund                                                   0.18%
      High Yield Fund                                               8.27%

The total amount of income received by the International Growth Fund from sources within foreign countries and possessions of the United States was $0.1175 per share (representing a total of $3,016,283). The total amount of taxes paid to such countries was $0.0142 per share (representing a total of $241,811).

The above percentages may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

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